As filed with the Securities and Exchange Commission on April 17, 2024
Registration Nos. 002-89550; 811-03972
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 65 ☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 75 ☒
(Check appropriate box or boxes)
FUTUREFUNDS SERIES ACCOUNT
(Exact Name of Registrant)
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
(Name of Depositor)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Offices)
(303) 737-3000
(Depositor’s Telephone Number)
J.D. Kreider
Senior Vice President
Empower Annuity Insurance Company of America
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copy to:
Ann B. Furman, Esq.
Carlton Fields, P.A.
1025 Thomas Jefferson Street, N.W., Suite 400 West
Washington, D.C. 20007-5208
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b)
X	on May 1, 2024, pursuant to paragraph (b)
60 days after filing, pursuant to paragraph (a)(1)
on (date), pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously-filed post- effective amendment.

FUTUREFUNDS SERIES ACCOUNT
of Empower Annuity Insurance Company of America
GROUP FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS
Distributed by
Empower Financial Services, Inc.
8515 East Orchard Road, Greenwood Village, Colorado 80111
(800) 701-8255
This Prospectus describes a group flexible premium deferred fixed and variable annuity contract (“Group Contract”), offered by Empower Annuity Insurance Company of America (“we,” “us,” “the Company” or “Empower”). The Group Contract is designed to provide a retirement program that qualifies for special federal income tax treatment under various sections of the Internal Revenue Code of 1986, as amended (the “Code”), as well as for certain non-qualified plans. The Group Contract provides a variable annuity insurance contract whose value is based on the investment performance of the Investment Divisions you select. Various Fixed Options have been made available under the Group Contract, but they are not securities and not subject to review by the Securities and Exchange Commission. Please contact the Group Contractowner for any information and/or disclosures regarding the specific Fixed Option available under your Group Contract. Empower Financial Services, Inc. (“Empower Financial Services”) is the principal underwriter and distributor of the Group Contracts. Empower issues the Group Contracts in connection with the following retirement plans (“Plans”):
•pension or profit-sharing plans described in Code Section 401(a) (“401(a) Plans”);
•cash or deferred profit sharing plans described in Code Section 401(k) (“401(k) Plans”);
•tax-sheltered or tax-deferred annuities described in Code Section 403(b) (“403(b) Plans”);
•deferred compensation plans described in Code Section 457(b) or (f) (“457(b) or (f) Plans”);
•qualified governmental excess benefit plans described in Code Section 415(m) (“415(m) Plans”); and
•non-qualified deferred compensation plans (“NQDC Plans”).
Participation in the Group Contracts
You may be eligible to participate in the Group Contract if you participate in one of the Plans listed above. The owner of a Group Contract will be an employer, plan trustee, certain employer associations, or certain employee associations, as applicable (“Group Contractowner”).
We will establish a Participant annuity account (“Participant Annuity Account”) in your name. This Participant Annuity Account will reflect the dollar value of the Contributions made on your behalf.
Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under specific provisions of the Code governing the tax-qualified plan, so a Group Contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax-qualified plans, and not for the purpose of obtaining tax deferral.
YOU MAY CANCEL YOUR INTEREST IN THE GROUP CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES. In some states, this cancellation period may be longer. Upon cancellation, we will refund the greater of (1) Contributions, less partial withdrawals; or (2) your Participant Annuity Account Value. Some states may require a return of Contribution. You should review this Prospectus, or consult with your Group Contractowner for additional information about the specific cancellation terms that apply. (See “Free Look Period” later in this Prospectus.)
We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions. The Group Contract is not available in all states.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at http://www.investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.Prospectus Dated: May 1, 2024
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Definitions
The defined terms set out in this Prospectus also appear in and apply to the related Statement of Additional Information (SAI).
Accumulation Period: The period between the effective date of your participation in the Group Contract and the Annuity Commencement Date. During this period, you may make Contributions to the Group Contract.
Accumulation Unit: The accounting measure described in the Group Contract, and we use to determine your Variable Account Value during the Accumulation Period.
Administrative Offices: The Administrative Offices of Empower, located at 8515 E. Orchard Rd., Greenwood Village, Colorado 80111.
Amendment Rider: GAC Amend 07 Amendment Rider, which offers supplemental provisions on an as needed basis to the Group Contract between Empower and the Group Contractowner at no additional charge.
Annuity Commencement Date: The date annuity payments begin under an annuity payment option.
Annuity Unit: An accounting measure we use to determine the dollar value of each variable annuity payment after the first payment.
Contribution(s): Purchase payments, eligible rollovers, Transfers, payroll deductions, and other amounts we receive under the Group Contract on your behalf and allocate to a Participant Annuity Account.
Eligible Fund: A mutual fund, unit investment trust, or other investment portfolio in which an Investment Division invests all of its assets.
Fixed Annuity: An annuity with payments that remain fixed throughout the payment period and which do not reflect the investment experience of an Investment Division.
Fixed Options: Investment options that provide a fixed rate of return, and to which you can allocate Contributions or make Transfers. Your interests in the Fixed Options are not securities, are not subject to review by the SEC, and are described in another disclosure document. Please consult with the Group Contractowner for more information about the Fixed Options. A Fixed Option may be referred to as “Fixed Account” in your Contract.
Group Contract: An agreement between Empower and the Group Contractowner providing a group flexible premium deferred fixed and/or variable annuity issued in connection with certain retirement Plans.
Group Contractowner: Depending on the type of Plan and the employer’s involvement, the Group Contractowner will be an employer, Plan trustee, certain employer associations, or certain employee associations.
Guaranteed Account Value: The sum of the values of each of your Guaranteed Sub-Accounts.
Guaranteed Sub-Accounts: The subdivisions of your Participant Annuity Account reflecting the value credited to you from the Fixed Options.
Investment Division: The Series Account is divided into Investment Divisions, each of which contains shares of an Eligible Fund. There is an Investment Division for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Contributions. Your Variable Account Value will reflect the investment performance of the corresponding Eligible Funds. Investment Divisions may be also referred to as “sub-accounts” or “divisions” in the Prospectus, SAI, or Series Account financial statements.
Participant: The person who is eligible to and elects to participate in the Group Contract; sometimes referred to as “you,” “your” or “yours” in this Prospectus.
Participant Annuity Account: A separate record we establish in your name that reflects all transactions you make under the Group Contract.
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Participant Annuity Account Value: The total value of your interest under the Group Contract. It is the total of your Guaranteed and Variable Account Values.
Premium Tax: The amount of tax, if any, charged by a state or other government authority in connection with the Group Contract.
Request: Any request, either written, by telephone, or computerized, which is in a form satisfactory to Empower and received at our Administrative Offices.
Series Account: FutureFunds Series Account, a separate account established by Empower to provide variable funding options for the Group Contracts. It is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), and consists of the individual Investment Divisions.
Spouse: A person recognized as a “spouse” under federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Transfer: When you move your Participant Annuity Account Value between and among the Investment Divisions and Fixed Options.
Transfer to Other Companies: The Transfer of all or a portion of your Participant Annuity Account Value to another company.
Valuation Date: The date on which we calculate the Accumulation Unit value of each Investment Division. This calculation is made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. ET). It is also the date on which we will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your Participant Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Valuation Period: The period between two successive Valuation Dates.
Variable Account Value: The total value of your Variable Sub-Accounts.
Variable Sub-Account: A subdivision of your Participant Annuity Account reflecting the value credited to you from an Investment Division.
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Key Information
Important Information You Should Consider About the Group Contract
FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals
The amount of charges for early withdrawals depends on the type of Plan and the
Group Contract in which you participate. The contingent deferred sales charge
(CDSC) is a percentage of the amounts you withdraw. There are seven different levels of the CDSC and each level has different charge structure. For Level 3 Group
Contracts, the CDSC may be assessed up to 14 years. Although each level charges different percentage, the CDSC will not exceed 8.5%.

For example, if you make an early withdrawal, you could pay a surrender charge of up to $8,500 on a $100,000 withdrawal.
Charges and Deductions
Transaction Charges
In addition to surrender charges, you also may be charged for other transactions. You may have to pay a CDSC upon a partial withdrawal. State premium tax and early distribution penalty taxes may apply in certain circumstances.
Fee Table; Charges and Deductions; and Federal Tax Consequences
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Group Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect Plan or custodian fees that are paid from Participant Annuity Account Values. If such charges were reflected, the fees and expenses would be higher.
Fee Table; Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Group Contract Level)	1.00%[1]	1.25%[2]
	Investment options (Portfolio fees and expenses)[3]	0.49%	1.62%
	Optional Amendment Rider available for Level 6 and Level 7 Group Contracts[4]	N/A	N/A
1 As a percentage of Participant Annuity Account Value. Includes Mortality and
Expense Risk Charge.
2 As a deduction in the Net Investment Factor. Includes Mortality and Expense Risk
Charge.
3 As a percentage of Portfolio Assets. These expenses, which include management fees, distribution (12b-1) and/or service fees and other expenses, do not take into account any fee waiver or expense reimbursement arrangements that may apply. These expenses are for the year ended December 31, 2023, and will vary from year to year.
4 If Amendment Rider is selected, Level 6 or Level 7 may apply under which the
CDSC will vary depending upon the Plan, but will not exceed 8.5% of Contributions made by the Participant under the Group Contract.

Because your Group Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Group Contract, the following tables shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the
Contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost: $1,384	Highest Annual Cost: $2,494
Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive combination of Contract Classes and Portfolio Company fees and expenses
Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Contract
Classes, optional benefits, and Portfolio
Company fees and expenses
•No sales charges or Plan or custodian fees

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•No optional benefits •No sales charges or Plan or custodian fees •No additional purchase payments, transfers, or withdrawals	•No additional purchase payments, transfers, or withdrawals
Other Plan or Custodian Charges	Any Plan or custodian fees. These fees would be Plan-specific	Custodian and Other Plan Fees and Charges
RISKS	LOCATION IN PROSPECTUS
Risk of Loss
You can lose money by investing in the Group Contract. We do not guarantee the investment performance of the Investment Divisions. The portion of your Participant
Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible
Funds. Thus, you bear the full investment risk for all Contributions allocated to the
Investment Divisions.
Principal Risks of Investing in the Group Contract: “Investment Option Investment Risk”
Not a Short-Term Investment
The Group Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Group Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Group Contract as a short-term investment or savings vehicle. Because of the long-term nature of the
Group Contract, you should consider whether investing purchase payments in the
Group Contract is consistent with the purpose for which the investment is being considered.
Principal Risks of Investing in the Group Contract: “Short-Term Investment Risk”
Risks Associated with Investment Options
An investment in the Group Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Group Contract (e.g., Eligible Funds). Each investment option will have its own unique risks. You should review these investment options before making an investment decision.
Principal Risks of Investing in the Group Contract: “Investment Option Investment Risk”
Insurance Company Risks
An investment in the Group Contract is subject to the risks related to us, as the
Depositor. Any obligations (including under the Fixed Options), guarantees, and benefits of the Group Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Empower Annuity Insurance Company of America, including our financial strength ratings, is available by contacting us at 1-303-737-3000.
Principal Risks of Investment in the Group Contract; “Insurance Company Financial Strength Risk”
RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Some Eligible Funds may not be available under your Group Contract because the
Group Contractowner may decide to offer only a select number of Eligible Funds under its Plan.

We reserve the right to discontinue or substitute any Eligible Fund as an investment option that is available under the Group Contract.

We reserve the right to reject or restrict transfers if we determine that transfers reflect excessive frequent trading or a market timing strategy, or we are required to reject or restrict transfers by the applicable Eligible Fund.
Investments of The Series Account: “The Eligible Funds”; Rights Reserved by Empower: “Addition, Deletion or Substitution of Eligible Funds”; The Accumulation
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Period: “Market Timing & Excessive Trading”
Optional Benefits
Amendment Rider offers supplemental provisions on an as needed basis to the Group
Contract between Empower and the Group Contractowner at no additional charge. If the Amendment Rider is selected and the Participant dies prior to the Annuity
Commencement Date, the amount payable on death will be the Participant Annuity
Account Value (less any outstanding loan balance), less any Premium Taxes. Level 6 or Level 7 may apply under which the CDSC will vary depending upon the Plan, but will not exceed 8.5% of Contributions made by the Participant under the Group
Contract.

Loans are allowed under the Contract if permitted by the Plan. Consult your Plan sponsor. No interest is charged on loans.
Death Benefit; CDSC; Loans
TAXES	LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Group Contract.
•There is no additional tax benefit if you purchase the Group Contract through a tax-qualified plan or individual retirement account (IRA).
•Withdrawals may be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1∕2.
Federal Tax Consequences
CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation for selling this Group
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Group Contract over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Group Contracts (Underwriters) (in the Statement of Additional Information (SAI)
Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.
Purchasing Interest in the Group Contract
Overview of the Group Contract
Purpose of the Group Contract. The Group Contract provides a variable annuity insurance contract whose value is based on the investment performance of the Investment Divisions you select. It is designed to provide a retirement program that qualifies for special federal income tax treatment under various sections of the Code as well as for certain non-qualified plans. It is not intended for people who may need to make early or frequent withdrawals and may not be appropriate for you if you do not have a long-term investment horizon.
Phases of the Contract. The Group Contract has two phases, the Accumulation Period and the annuity period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. Participant Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts. Your Guaranteed Accounts will be allocated to Fixed Options that provide a fixed rate of return. Your Variable Account Value is allocated to one or more Investment Divisions, each of which contains shares of an Eligible Fund, and will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds. A list of Eligible Funds in which you can invest is provided in Appendix A: Eligible Funds Under the Group Contract.
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During the annuity period (after annuitization), there are six different payment options you can choose from which are: (1) Life Annuity, (2) Life Annuity with Payments Guaranteed for Designated Periods, (3) Joint and One-Half Survivor, (4) Income of Specified Amount, (5) Income for Specified Period, and (6) Systematic Withdrawal Payment Option. Description of each annuity payment option is provided in the “Annuity Period” section of this Prospectus. After annuitization, the Death Benefit in this Prospectus will no longer apply.
Contract Features. Below is a brief summary of the Group Contract’s primary features and options.
Death Benefit. If you die before the Annuity Commencement Date, death benefit, which may vary depending on when you die, will be paid to your beneficiary.
Rebalancer Option. Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Division, your asset allocation plan percentages may become out of balance over time. You may select to reallocate your Variable Account Value to maintain your desired asset allocation. For more information on investment professional compensation, please refer to the “Rebalancer” section of this Prospectus.
Periodic Payment Options. You may Request that all or part of your Participant Annuity Account Value be applied to a periodic payment option, provided you are eligible to receive a distribution under the terms of the Plan and Code. You may choose to receive periodic payments from the following payment options: (1) Income for a specified period, (2) income of a specified amount, (3) interest only, (4) minimum distribution. Description of each periodic payment option is provided in “Period Payment Options” section of this Prospectus.
Tax Treatment. You can transfer money among Investment Divisions without tax implications, and earnings (if any) on your investments are generally tax-deferred. Before the annuity period, you can withdraw money from your contract at any time. Taxes may be due if you take a distribution. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1/2.
Withdrawals. During the Accumulation Phase, you may, under some Plans, withdraw all or part of your Participant Annuity Account Value. Amounts withdrawn may be subject to a CDSC, other deductions, tax withholding and taxation.
Loans. Loans. Loans are allowed under the Group Contract if permitted under the Plan and the Code. See more detail under the section “Loans” later in this Prospectus.
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Group Contract or making withdrawals from the Group Contract. Please refer to your Group Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as Plan or custodial fees that are Plan specific, and if such costs were reflected the fees would be higher. Depending on the type of charge, these may reduce your Participant Annuity Account Value and/or could have tax consequences. See the Section “Custodian and Other Plan Fees and Charges” under “Charges and Deductions” later in this Prospectus.
The first table describes the fees and expenses that you will pay at the time that you buy the Group Contract, surrender or make withdrawals from the Group Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
CDSC (as a percentage of amount distributed)	Maximum 8.5%[1]
Transfer Fee	None[2]
Premium Tax Charge	Maximum 3.5%[3]
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1
The CDSC will be based upon the Level applicable to your Group Contract. Under the applicable level, the CDSC is generally based on the amount distributed. Under Level 1 - 5 Group Contracts, the CDSC charge will not exceed 6% of Contributions made by the Participant under the Group Contract. If the Amendment Rider is selected, Level 6 or Level 7 may apply under which the CDSC will vary depending upon the Plan but will not exceed 8.5% of Contributions made by the Participant under the Group Contract. The 8.5% limit applies to all CDSC under the Group Contract for which the Amendment Rider is added. For more information about the various Group Contract Levels for the CDSC and circumstances in which a CDSC “free amount” may apply, please see the discussion below.
2
Currently there is no limit on the number of Transfers you make among Investment Divisions each year, however, we reserve the right reserve the right to limit the number of Transfers you make.
3
Premium Tax charge, ranging from 0.00% to 3.50%, may apply upon full surrender or annuitization.
The next table describes the fees and expenses that you will pay each year during the time you own the Group Contract (not including Eligible Fund fees and expenses).
Annual Group Contract Expenses
Administrative Expenses	$30.00
Base Group Contract Expenses (as percentage of average account value)	1.00% or 1.25%[1]
1
We deduct a mortality and expense risk charge as either a (i) daily deduction from the assets of each Investment Division (the “Daily M&E Deduction”), or (ii) a periodic deduction from your Participant Annuity Account Value (the “Periodic M&E Deduction”). Please see your Group Contract to determine if the Daily M&E Deduction or the Periodic M&E Deduction applies. After the Annuity Commencement Date, all Participants under the Group Contracts are assessed the mortality and expense risk charge at an equivalent daily rate. Please see “Charges and Deductions: Mortality and Expense Risk Deductions” below for more information.
The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you are a Participant under the Group Contract. A complete list of Eligible Funds available under the Group Contract, including their annual expenses, may be found at the back of this document in Appendix A.
Annual Portfolio Company Expenses	Minimum	Maximum
(Expenses that are deducted from Eligible Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)[1]	0.49%	1.62% [2]
1
Several of the Eligible Funds (the Empower Profile Funds and the Empower Lifetime Funds) are “funds of funds” that invest substantially all of their assets in shares of other Empower Funds, Inc. funds, portfolios in the same group of investment companies as the Empower Funds, and portfolios of unaffiliated investment companies (the “Underlying Portfolios”). Because of this, the Empower Profile Funds and the Empower Lifetime Funds also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Empower Profile Funds and the Empower Lifetime Funds as a result of their investment in shares of one or more Underlying Portfolios.
2
The expenses shown do not reflect any fee waiver or expense reimbursement. Each fee waiver or expense reimbursement arrangement is described in the relevant Eligible Fund’s prospectus.
Example
This Example is intended to help you compare the cost of investing in the Group Contract with the cost of investing in other variable annuity contracts. These costs include a Participant’s administrative transaction expenses, contract fees, variable account annual expenses, and Eligible Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or other Plan fees and charges that are Plan- specific, and that if such fees and charges were reflected the cost would be higher. Depending on the type of charge, these may reduce your Participant Annuity Account Value and/or could have tax consequences. See the section “Custodian and Other Plan Fees and Charges” under “Charges and Deductions” later in this Prospectus.
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The Example assumes that you invest $100,000 under the Group Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds. In addition, this Example assumes no Transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Eligible Funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Group Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$10,792.00	$17,271.00	$23,965.00	$41,053.00
(2) If you annuitize your Contract or do not surrender your Group Contract at the end of the applicable period:
1 year	3 years	5 years	10 years
$2,972.00	$9,095.00	$15,468.00	$32,555.00
The examples do not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted upon full surrender, death, or annuitization. The examples also do not include any of the taxes or penalties you may be required to pay if you withdraw all or part of your Participant Annuity Account Value.
The fee tables and examples should not be considered a representation of past or future expenses and charges of the Eligible Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.
Principal Risks of Investing in the Group Contract
Short-Term Investment Risk. The Group Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Group Contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.
Investment Option Investment Risk. You bear the risk of any decline in the Variable Account Value of your contract resulting from the performance of the Eligible Funds you have chosen. The Variable Account Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Eligible Fund. This risk could have a significant negative impact on certain benefits and guarantees under the Group Contract. The investment risks are described in the prospectuses for the Eligible Fund.
Insurance Company Financial Strength Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise.
Withdrawal Risk. Penalty taxes may apply to certain distributions from 401(a), 401(k) and 403(b) Plans. Distributions made before the Participant attains age 59 1∕2 are premature distributions and are subject to an additional penalty tax equal to 10% of the amount of the distribution which is included in gross income in the tax year.
Business Continuity Risk. Our variable product business is highly dependent upon our employees and the employees of our service providers and business partners being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
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The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
Cyber Security Risk. Because our variable annuity contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions), cyber-attacks and similar incidents or events. These risks include, among other things, the theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, unauthorized access to or release of confidential Group Contractowner or Participant information, and unintentional events and occurrences. Such system failures, cyber- attacks, and similar incidents or events affecting us, the Eligible Funds, intermediaries and other affiliated or third-party service providers or business partners may adversely affect us and your Participant Annuity Account Value. For instance, system failures, cyber- attacks, and similar incidents or events may interfere with our processing of Group Contract transactions, including the processing of Transfer Requests from our website or with the Eligible Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential Group Contractowner, Participant, or business information, impede order processing, subject us and/or our service providers, intermediaries, and business partners to regulatory inquiries and proceedings (possibly resulting in fines and/or penalties), litigation, financial losses and other costs, and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Eligible Funds invest, which may cause the Eligible Funds underlying your Group Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others continue to pose new and significant cybersecurity threats. While there can be no assurance that we or the Eligible Funds or our service providers or business partners will avoid these risks at all times or avoid losses affecting your Group Contract due to cyber-attacks, information security breaches, or similar incidents or events in the future, we take reasonable steps to mitigate these risks and secure our systems from such risks.
Cessation of Contributions and Contract Termination. Either the Group Contractowner or Empower may determine that no more contributions or Transfers will be permitted upon notice to the other party. In addition, the Group Contractowner may terminate the Contract. Contract Termination may occur due to termination of the Plan or due to Contract Conversion, provided an Amendment Rider is attached to the Contract. For details see the sections “Cessation of Contributions,” “Contract Termination Due To Plan Termination” and “Contract Termination Due To Contract Conversion,” later in this Prospectus.
If the Group Contractowner terminates the Contract: all benefits, rights and privileges provided by the Contract shall terminate, unless the Group Contractowner elects the termination that provides for Empower to maintain Participant Annuity Accounts.
Empower Annuity Insurance Company of America
Empower Annuity Insurance Company of America is a stock life insurance company authorized to engage in the sale of life insurance, accident and health insurance, and annuities. Empower issues the Group Contracts described in this Prospectus and has primary responsibility for administration of the Group Contracts and the Series Account. Its Administrative Offices are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.
We encourage both existing and prospective Group Contractowners and Participants to read and understand our financial statements.
FutureFunds Series Account
We originally established the Series Account under Kansas law on November 15, 1983. The Series Account now exists pursuant to Colorado law as a result of our redomestication. The Series Account consists of Investment Divisions and is registered with the SEC under the 1940 Act, as a unit investment trust. This registration does not involve supervision of the Series Account or Empower by the SEC.
The Series Account and its Investment Divisions are administered and accounted for as part of our general business. However, the income, gains, or losses of each Investment Division are credited to or charged against the assets held in that Investment Division, without regard to other income, gains, or losses of any other Investment Division and without regard to any other business Empower may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Empower may conduct. Nevertheless, all obligations arising under the Group Contracts are generally corporate obligations of Empower.
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The Series Account currently has several Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of an Eligible Fund each having a specific investment objective. We may or may not make additional Investment Divisions available to Group Contractowners in the future based on our assessment of marketing needs and investment conditions.
Investments of the Series Account
The Eligible Funds
Some Eligible Funds may not be available under your Group Contract because the Group Contractowner may decide to offer only a select number of Eligible Funds under its Plan. Please consult with your Group Contractowner or employer, as the case may be, or one of our authorized representatives for more information concerning the availability of Eligible Funds under your Group Contract.
Each Eligible Fund is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. The SEC does not supervise the management or the investment practices and policies of any of the Eligible Funds. Appendix A gives a complete list of all the Eligible Funds under the Group Contract.
Insurance-Dedicated Eligible Funds
Many of the Eligible Funds described in this Prospectus are available only to insurance companies for their variable contracts. Such Eligible Funds are often referred to as “Insurance Dedicated,” and are used for “mixed” and “shared” funding. “Mixed funding” occurs when shares of an Eligible Fund, which the Investment Divisions buy for the Group Contract, are also bought for variable life insurance policies issued by us or other insurance companies. “Shared funding” occurs when shares of an Eligible Fund, which the Investment Divisions buy for the Group Contract, are also bought by other insurance companies for their variable annuity contracts.
Some of the Insurance-Dedicated Eligible Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Insurance Dedicated Eligible Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Insurance Dedicated Eligible Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Insurance Dedicated Eligible Funds may differ substantially.
Public Eligible Funds
Some of the Eligible Funds, which the Investment Divisions buy for the Group Contract, are also available to the general public, and please view “Appendix B: Public Eligible Funds” for the list of the public Eligible Funds.
Payments We Receive
Some of the Eligible Funds’ investment advisers or administrators may compensate us for providing administrative services in connection with the Eligible Funds or cost savings experienced by the investment advisers or administrators of the Eligible Funds. Such compensation is typically based on an annual percentage of Series Account average net assets we hold in that Eligible Fund. The percentage paid may vary from one Eligible Fund company to another and generally may range up to 0.60% annually of net Series Account assets invested in the Eligible Fund. For certain Eligible Funds, other compensation may come from Rule 12b-1 fees (ranging up to 0.50% annually of net Series Account assets in the Eligible Fund) that are deducted from Eligible Fund assets for providing distribution services related to shares of Eligible Funds offered in connection with a Rule 12b-1 plan. The combined compensation to Empower Financial Services (12b-1 fees) and us (administration related service fees) generally ranges up to 0.85% annually of Series Account assets invested in an Eligible Fund.
Reinvestment and Redemption
All dividend distributions and capital gains made by an Eligible Fund will be automatically reinvested in shares of that Eligible Fund on the date of distribution. We will redeem Eligible Fund shares to the extent necessary to make annuity or other payments under the Group Contracts.
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Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund managers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated objectives.
The Group Contracts
Group Contract Availability
The Group Contract is generally purchased by employers or certain associations or organizations to fund their retirement Plans. We issue the Group Contract in connection with:
•401(a) Plans;
•401(k) Plans;
•403(b) Plans;
•457(b) or (f) Plans;
•415(m) Plans; and
•NQDC Plans.
The Group Contract is generally owned by the employer, association or organization. For Group Contracts issued in connection with certain 403(b) Plans, the Group Contractowner has no right, title or interest in the amounts held under the Group Contract and the Participants make all elections under the Group Contract. For all other Plans, Participants have only those rights that are specified in the Plan.
Purchasing an Interest in the Group Contract
Eligible organizations may acquire a Group Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Group Contract to the Group Contractowner. If you are eligible to participate in the Plan, you may purchase an interest in a Group Contract by completing an enrollment form and giving it to your employer or Group Contractowner, as applicable, or an Empower Financial Services representative. Your Participant enrollment form will be forwarded to us for processing. Please consult with your employer or the Group Contractowner, as the case may be, for information concerning your eligibility to participate in the Plan and the Group Contract.
Other enrollment options, like online enrollment or automatic enrollment, may be available. Please check with the Group Contractowner for more information.
Contributions
Your employer will send us Contributions on your behalf. Except as limited by the Code or your Plan, there is no minimum amount or number of Contributions. You can make Contributions at any time before your Annuity Commencement Date. We will receive a report of the amount paid as Contributions and this report is conclusive and binding on the Group Contractowner and any person or entity claiming an interest under the Group Contract. If the Group Contractowner’s report does not match the Contributions received and the inconsistency is not resolved within a period of time required under the law, Empower will return the Contribution to the payor.
Participant Annuity Account
When we approve your Participant enrollment form we will establish a Participant Annuity Account in your name to reflect all of your transactions under the Group Contract. You will receive a statement of your Participant Annuity Account Value no less frequently than annually. You may also review your Participant Annuity Account Value through our automated voice responses phone system, the Internet, customer service phone representative or other methods we make available from time to time.
Subject to the terms of your Group Contract, if the Group Contractowner has elected to be billed for fees and charges under the Group Contract and any of the fees or charges remain unpaid for a specified period after the date billed, the Group Contractowner, in accordance with terms of the Plan, may instruct Empower to debit Participant Annuity Accounts in the amount of the invoice not paid. Empower may continue to deduct charges and fees quarterly from Participant Annuity Accounts unless the Group Contractowner provides Empower with written instructions to reinitiate billing.
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Assignments and Transfers
In general, the interest of any Participant or Group Contractowner may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated by any of them.
Accumulation Period
Participant Enrollment Form and Initial Contribution
If your Participant enrollment form is complete, within two business days of receipt at our Administrative Offices, we will allocate your initial Contributions to Investment Divisions pursuant to your instructions. If your Participant enrollment form is incomplete, we will contact you or the Group Contractowner to obtain the missing information and allocate the Contributions. Note, if your Participant enrollment form is incomplete solely because you have not provided complete allocation instructions, we will follow allocation direction provided by the Group Contractowner (if any). If the Group Contractowner does not provide direction or we do not obtain missing information from you or the Group Contractowner, we will return the Contributions to you or the Group Contractowner.
Free Look Period
Where required by law, you may have the ability to cancel your interest in the Group Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Empower within 10 days after Empower receives your completed application form (or longer where required by law). We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund the greater of (1) Contributions, less partial withdrawals; or, (2) your Participant Annuity Account Value, although some states may require that the full amount of your Contribution be returned.
Subsequent Contributions
We will allocate subsequent Contributions according to the allocation instructions you provided in the Participant enrollment form. We will allocate Contributions on the Valuation Date we receive them.
You may change your allocation instructions at any time by Request. Such change will be effective the later of (1) the date you specify in your Request or (2) the Valuation Date on which we receive your Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.
Participant Annuity Account Value
Before the Annuity Commencement Date, your Participant Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.
Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or Transfer to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to an Investment Division, less any applicable Premium Tax, by that Investment Division’s Accumulation Unit value. The number of Accumulation Units for the Investment Division will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.
We calculate each Investment Division’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Investment Division’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth in Appendix C: Calculation of Net Investment Factor. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.
The value of an Investment Division’s assets is determined at the end of each Valuation Date.
Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the Net Investment Factor referred to above.
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Requesting Transfers
There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your Participant Annuity Account Value among the Investment Divisions and the Fixed Options by Request, subject to the limitations of your Group Contract. Transfers into and out of certain of the Fixed Options may be subject to limitations. Please see your Group Contract for more information.
Your Request must specify:
•the amounts being transferred
•the Investment Division(s) or Fixed Options from which the Transfer is to be made; and
•the Investment Division(s) or Fixed Options that will receive the Transfer.
Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make.
You may make Transfers by telephone or through the Internet. We will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. We will not be liable for losses resulting from telephone or Internet Requests we reasonably believe to be genuine.
We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Group Contracts, at our discretion.
A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. If we receive a Transfer Request within 30 days of the Annuity Commencement Date, we may delay the Annuity Commencement Date by not more than 30 days. Additional Transfer conditions apply to Transfers to or from the Fixed Options. Please see your Group Contract for more information.
We reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time. Transfer restrictions may be necessary to protect investors from the effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund transaction costs which you must bear.
Although you are permitted to make Transfers by telephone or through the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.
Market Timing and Excessive Trading
The Group Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Participants in the underlying Eligible Funds. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund’s portfolio securities and the reflection of that change in the Eligible Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Eligible Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Participants. As part of those procedures, certain of the Eligible Funds have instructed us to perform standardized trade monitoring, while other Eligible Funds perform their own monitoring and request reports of the Participant’s trading activity if prohibited trading is suspected. If a Participant’s trading activity is determined to constitute prohibited trading, as defined by the applicable Eligible Fund, Empower will notify the Participant that a trading restriction will be implemented if the Participant does not cease the prohibited trading. Some Eligible Funds may require that trading restrictions be implemented immediately without warning, in which case we will notify the Participant and the Plan of the restriction imposed by the Eligible Fund(s), as applicable.
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If an Eligible Fund determines, or we determine based on the applicable Eligible Fund’s definition of prohibited trading, that the Participant continues to engage in prohibited trading, we will restrict the Participant from making Transfers into the identified Eligible Fund(s) for the period of time specified by the Eligible Fund(s). Restricted Participants will be permitted to make Transfers out of the identified Eligible Fund(s) to other available Eligible Fund(s). When the Eligible Fund’s restriction period has been met, the Participant will automatically be allowed to resume Transfers into the identified Eligible Fund(s).
Additionally, if prohibited trading persists, the Eligible Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the Plan, including those trades of individuals who are not engaging in prohibited trading. Inherently subjective judgments will be involved if an Eligible Fund decides to reject all trades initiated by a Plan. The discretionary nature of our procedures creates a risk that we may treat some Plans or some Participants differently than others.
Please note that the Series Account’s market timing procedures are such that, for Eligible Funds that perform their own monitoring, the Series Account does not impose trading restrictions unless an Eligible Fund first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless a trading pattern is established. To the extent such Eligible Funds do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Eligible Funds may be disrupted and the Participants may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Participants, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Participants whereby we permit prohibited trading. A Plan sponsor may elect to implement Plan level restrictions to prevent or minimize prohibited trading by Participants.
The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Funds should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of an Eligible Fund may be different, and either more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage prohibited trading. For example, an Eligible Fund may impose a redemption fee. Participants should also be aware that we are legally obligated to provide (at the Eligible Funds’ request) information about each amount you cause to be deposited into an Eligible Fund (including by way of premium payments and Transfers under your Contract) or removed from the Eligible Fund (including by way of withdrawals and Transfers under your Contract). If an Eligible Fund identifies you as having violated the Eligible Fund’s frequent trading policies and procedures, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you with respect to that Eligible Fund.
Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or Transfers by specific Participants who violate the frequent trading policies established by the Eligible Fund. Accordingly, if you do not comply with any Eligible Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Eligible Fund or directing any Transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund’s frequent trading policies and procedures, which are disclosed in each Eligible Fund’s current prospectus.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Participants engaging in prohibited trading. In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Participant’s Transfer Request if our order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.
Please note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Eligible Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Eligible Funds may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Eligible Funds will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Eligible Funds. If the policies and
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procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from a Participant engaged in frequent Transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one Investment Division, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by an Eligible Fund.
Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from any Investment Division to any other Investment Division. Dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time.
You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Valuation Date you select one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Group Contract. There will be no additional cost for using dollar cost averaging.
If there are insufficient funds in the applicable Variable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Variable Sub- Account. Dollar cost averaging will terminate automatically when you start taking payments from an annuity payment option.
Dollar cost averaging Transfers must meet the following conditions:
•The minimum amount that can be Transferred out of an Investment Division is $100 per month; and
•You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) designate the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.
You may not participate in dollar cost averaging and Rebalancer at the same time. Empower reserves the right to modify, suspend, or terminate dollar cost averaging at any time at our discretion.
Rebalancer
There is no charge for participation in the Rebalancer option.
Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Division, your asset allocation plan percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in Rebalancer does not assure a greater profit, nor will it prevent or necessarily alleviate losses in a declining market.
You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Valuation Date specified in your Request.
If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the transaction date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Group Contract. There will be no additional cost for using Rebalancer.
On a Rebalancing Valuation Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions or cancel the Rebalancer option at any time by Request. The Rebalancer option will terminate automatically when you start taking payments from an annuity payment option.
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Rebalancer Transfers must meet the following conditions:
•Your entire Variable Account Value must be included;
•You must specify the percentage of your Variable Account Value you would like allocated to each Investment Division; and
•You must specify the frequency of rebalancing.
You may not participate in dollar cost averaging and Rebalancer at the same time. Empower reserves the right to modify, suspend, or terminate the Rebalancer option at any time at our discretion.
Loans
Loans are not addressed in the Group Contract. However, loans are available if and to the extent permitted by the Plan. No interest is charged on loans.
•Loans are not available under 415(m), NQDC, non-governmental 457(b) or 457(f) Plans.
•Loans may be available under 401(a), 401(k), 403(b), or governmental 457(b) Plans.
•Consult your employer or Group Contractowner, as the case may be, for complete details.
Total and Partial Withdrawals
You may Request to make a total or partial withdrawal at any time before your Annuity Commencement Date, subject to any limitations or restrictions contained in the Code or your Plan.
Requests for a partial withdrawal within 30 days prior to the Annuity Commencement Date may delay the Annuity Commencement Date by up to 30 days. A Request for partial withdrawal must be in writing and must specify the Investment Division(s) or Fixed Option(s) from which the partial withdrawal is to be made. If your instructions are not clear, your Request will be denied and will not be processed.
The amount available for any withdrawal is your Participant Annuity Account Value as determined on the Valuation Date you Request the withdrawal to be made. We will process your withdrawal Request on the later of the date selected in the Request, or the Valuation Date on which we receive the Request at our Administrative Offices.
We will process your withdrawal based on the Accumulation Unit values next determined after we receive your withdrawal Request. This means that if we receive your Request prior to 4:00 p.m. ET, we will process the withdrawal at the unit values calculated as of 4:00 p.m. ET that Business Day. If we receive your Request at or after 4:00 p.m. ET, we will process the withdrawal at the unit values calculated as of 4:00 p.m. ET on the following Business Day.
Generally, we will pay withdrawal proceeds attributable to the Investment Divisions within seven days of the Valuation Date on which we process your Request, although payment may be postponed for a period in excess of seven days as permitted by the 1940 Act. You may apply the amount payable upon a total withdrawal to an Annuity Payment Option instead of receiving a lump-sum payment.
After a total withdrawal of your Participant Annuity Account Value, or at any time such value is zero, all of your rights under the Group Contract will terminate.
Certain restrictions apply to partial or total withdrawals under a Group Contract. (See “Federal Tax Consequences” below.) There are additional conditions that apply to a partial or total withdrawal of your Guaranteed Account Value.
You may have to pay a CDSC upon a partial or total withdrawal. (See “Charges and Deductions” below.) In addition, there may be certain tax consequences to you when you make withdrawals. (See “Federal Tax Consequences” below.)
Cessation of Contributions
In the future, either Empower or the Group Contractowner may determine that no further Contributions will be made under the Group Contract. Should this occur, then Empower or the Group Contractowner, as applicable, will provide the other party written notice that no future Contributions or Transfers will be made (this is referred to as a Date of Cessation). After cessation of Contributions, Empower will continue to administer all Participant Annuity Accounts in accordance with the provisions of the Group Contract until the Group Contract is terminated.
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If a Date of Cessation is declared and the Group Contract is terminated, the Group Contractowner must Request one of the following Cessation Options:
•Cessation Option (1):
Empower will maintain each Participant Annuity Account until it is applied to a payment option. A CDSC, if applicable, may apply.
•Cessation Option (2):
Empower will pay, within seven (7) days of the Date of Cessation, the Variable Account Values of the Participant Annuity Accounts to either the Group Contractowner or a person designated in writing by the Group Contractowner as the successor provider of the Group Contractowner’s Plan. A CDSC, if applicable, may apply. Empower will pay the sum of the Guaranteed Account Values of the Participant Annuity Accounts in accordance with the specific requirements of the Group Contract.
•Cessation Option (3):
Empower and the Group Contractowner will mutually agree in writing and in accordance with applicable law on the specific terms of the cessation of Contributions. A CDSC, if applicable, may apply.
Cessation Options (2) and (3) May Not Be Available In All Group Contracts.
Death Benefit
We will pay a death benefit to your beneficiary if you die before the Annuity Commencement Date.
•If you die prior to age 70, the death benefit will be the greater of: (1) your Participant Annuity Account Value less any Premium Taxes, or (2) the sum of all Contributions paid less any withdrawals and any applicable Premium Tax; or
•If you die on or after your 70th birthday, the death benefit will be your Participant Annuity Account Value, less any Premium Taxes; or
•If you die prior to the Annuity Commencement Date under the elected Amendment Rider, the amount payable on death will be the Participant Annuity Account Value (less any outstanding loan balance), less any Premium Taxes.
You designate the beneficiary to whom the death benefit will be paid. Your beneficiary may elect to receive the death benefit:
•under any of the Annuity Payment Options;
•as a lump-sum payment; or
•as a partial lump-sum payment with the balance applied toward an Annuity Payment Option.

Depending on the terms of your Group Contract, your beneficiary must make this election within 60 days after we receive adequate proof of your death. If no election is made within the 60 day period, we will make a lump-sum payment to your beneficiary. Your Participant Annuity Account Value, for purposes of determination of the death benefit, will be calculated at the end of the Valuation Period during which we receive both proof of death and an election by the person receiving payment at Empower’s Administrative Offices. If no election is made, your Participant Annuity Account Value will be determined 60 days after the date on which proof of death is received.
Distribution of the Proceeds
•If the beneficiary Requests a lump-sum or partial lump-sum payment, the proceeds will be paid within seven (7) days of Empower’s receipt of such election and adequate proof of death.
•If the beneficiary Requests any Annuity Payment Option, the annuity payment shall commence thirty (30) days after the receipt of both such election and adequate proof of death.
We will pay the death benefit in accordance with any applicable laws and regulations governing payment of death benefits, subject to postponement in certain circumstances as permitted by the 1940 Act.
You may designate or change a beneficiary by sending us a Request. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
•if there is more than one primary surviving beneficiary, the Participant Annuity Account Value will be shared equally among them;
•if any primary beneficiary dies before the Participant, that beneficiary’s interest will pass to any other named surviving primary beneficiary or beneficiaries, to be shared equally;
•if there is no surviving primary beneficiary, the Participant Annuity Account Value will pass to any surviving contingent beneficiary and, if more than one contingent beneficiary survives the Participant, it will be shared equally among them;
•if no beneficiary survives the Participant, or if the designation of beneficiary was not adequately made, the Participant Annuity Account Value will pass under the terms of the Plan document, and if none, to the Participant’s estate.
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Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Group Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Amendment Rider	Offers supplemental provisions on an as needed basis to the Group Contract between Empower and the Group Contractowner at no additional charge.	Optional	No additional charge; reflected in CDSC for Level 6 and Level 7 Group Contracts	Death Benefit, CDSC, and Contract Termination Charge may change under the Amendment Rider.
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	No charge	Withdrawals will proportionately reduce the benefit, and such reductions could be significant.
Periodic Payment Options
You may Request that all or
part of her Participant
Annuity Account Value be
applied to one of periodic
payment options, which are
1) income for a specified
period, 2) income of a
specified amount, 3) interest
only, and 4) minimum
distribution.
		Standard	No charge
Periodic payments will
proportionately reduce
the Participant Annuity
Account Value.
Participant must be
eligible to receive a
distribution under the
terms of the Plan and
Code.
All outstanding loan
balances must be paid in
full or treated as a
distribution before you
are eligible for a periodic
payment option.

Dollar Cost Averaging	Allows you to systematically make transfers from any Investment Division to any other Investment Division.	Standard	No charge	The minimum amount that can be Transferred out of an Investment Division is $100 per month. You may not participate in dollar cost averaging and Rebalancer at the same time.
Rebalancer	Allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation.	Standard	No charge	You may not participate in dollar cost averaging and Rebalancer at the same time. Empower reserves the right to modify, suspend, or terminate the Rebalancer option at any time at our discretion.
Charges and Deductions
The charges and deductions we assess will vary by Group Contract. Please contact your employer or the Group Contractowner, as the case may be, or your Empower Financial Services representative to determine the actual charges and deductions which are applicable to your Group Contract.
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Annual Contract Maintenance Charge
•We may deduct an annual Contract Maintenance Charge from your Participant Annuity Account of not more than $30 on the first Valuation Date of each calendar year.
•If your Participant Annuity Account is established after that date, the annual Contract Maintenance Charge will be deducted on the first day of the next quarter and will be prorated for the year remaining.
•The deduction will be prorated between your Variable and Guaranteed Accounts.
•This charge is non-refundable.
•The annual Contract Maintenance Charge on Section 403(b) Plan Group Contracts will be waived for an initial period of between 12 months and 15 months, depending on the date you began participating under the Group Contract.
•This annual Contract Maintenance Charge is assessed to reimburse us for some of our administrative expenses relating to the establishment and maintenance of Participant Annuity Accounts.
CDSC
Withdrawals of all or a portion of your Participant Annuity Account Value, payments made under a periodic payment option that are not to be made for more than 36 months (“Certain Periodic Payments”), or Transfers to Other Companies may be subject to a CDSC. The amount of the CDSC depends on the type of Plan, and the Group Contract in which you participate. The CDSC is a percentage of the amounts you withdraw or Transfer to Other Companies.
Depending upon the Group Contract in which you participate, the CDSC will be based on one of the levels described below. In addition, if your Group Contract was issued in exchange for a previously issued Empower fixed annuity contract and you were a Participant under that contract, we will assess an additional CDSC on amounts withdrawn or Transferred to Other Companies as described below.
While the CDSC under any level will be a percentage of the amount withdrawn or Transferred to Other Companies, the amount of a CDSC will not exceed 8.5% of the Contributions made to your Participant Annuity Account. For the CDSC that applies under your Group Contract, please contact your employer or the Group Contractowner, as the case may be, or your Empower Financial Services representative.
Level 1: 6% Capped CDSC
The CDSC for Level 1 Group Contracts will be an amount equal to 6% of:
•the amount of the total or partial withdrawal;
•the amount Transferred to Other Companies; or
•the amount of Certain Periodic Payments.
The maximum CDSCs you pay will not exceed 6% of all Contributions made within 72 months of the total or partial withdrawals, Transfer to Other Companies or Certain Periodic Payments.
Level 2: 5% Level Charge for 5 Years
The CDSC for Level 2 Group Contracts will be an amount equal to 5% of the total or partial withdrawal, amounts Transferred to Other Companies, or amount of Certain Periodic Payments, if such distribution occurs during the first five years of your participation in the Group Contract. If the distribution occurs in your sixth year of participation or later, you will incur no CDSC.
Level 3: 5% Decreasing Charge
The CDSC for Level 3 Group Contracts will be an amount equal to the percentage of the amount withdrawn, Transferred to Other Companies, or amount of Certain Periodic Payments based on the table below:
Years of participation in this Group Contract	The applicable percentage shall be
0-4 years	5%
5-9 years	4%
10-14 years	3%
15 or more years	0%
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Level 4: 6% Contract Termination Decreasing Charge
The CDSC for Level 4 Group Contracts will be an amount equal to the percentage of the amount withdrawn or Transferred to Other Companies at the termination of the Group Contract, based on the table below:
Years since Issuance of Group Contract	The applicable percentage shall be
0-1 years	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 years	1%
More than 7 years	0%
There is no CDSC Free Amount for Level 4 Group Contracts.
Level 5: No CDSC
Under Level 5 Group Contracts we do not assess any CDSC.
Level 6: CDSC under the Amendment Rider
For Group Contracts that have elected the Amendment Rider, the CDSC amount assessed on your withdrawals, Transfers to Other Companies, or Certain Periodic Payments will depend on the terms of the Amendment Rider elected by the Group Contractowner. The CDSC will not exceed 8.5% of Contributions. For the CDSC that applies under your Group Contract as a result of the Amendment Rider, please contact your employer or the Group Contractowner, as the case may be, or your Empower Financial Services representative.
Level 7: Contract Termination Charge under the Amendment Rider
For Group Contracts that have elected the Amendment Rider and Empower has agreed to restore under the Group Contract all or a portion of the CDSC charges, market value adjustments, or other investment charges from Plan assets under a prior investment option, and the Group Contract is terminated prior to Empower’s recovery of any and all start-up costs, such amounts will be recouped through a start-up cost recovery schedule applied as a CDSC, which will not exceed 8.5% of Contributions.
Additional CDSC
If the Group Contract was issued in exchange for a previously issued Empower fixed annuity contract, the charges applicable to your Group Contract (as described in Levels 1-5 above) will apply in addition to the following charges applicable to amounts attributable to your Fixed Annuity contract:
•an amount equal to a percentage of the amount of the total or partial withdrawal, Transferred to Other Companies, or the amount of Certain Periodic Payments, based on the number of years of participation in both the exchanged annuity contract and the Group Contract as illustrated below:
Number of Years of Participation in Both the Exchanged Annuity Contract and this Group Contract:	Applicable percentage
Less than 5 Years	6%
More than 5 Years but less than 10 Years	5%
More than 10 Years	4%
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The additional CDSC applies only to amounts attributable to your Fixed Annuity contract on the date you exchanged that contract for an interest in the Group Contract (the “Exchanged Amount”). The additional CDSC does not apply to Contributions made under the Group Contract (other than the Exchanged Amount), earnings on those Contributions, or earnings on the Exchanged Amount. To determine whether this charge applies, we first consider amounts you withdraw to be withdrawn from Contributions (other than the Exchanged Amount), earnings on those Contributions, and earnings on the Exchanged Amount. The charge will not be assessed unless the foregoing have been depleted.
The CDSC applicable to Participant Annuity Account Values derived from a previously exchanged Empower annuity contract will not decrease below 4%.
CDSC Free Amount
You may be eligible for a CDSC “Free Amount.”
•The CDSC “Free Amount” is an amount against which the CDSC will not be assessed.
•The “Free Amount” will not exceed 10% of the Participant Annuity Account Value at December 31 of the previous calendar year, and will be applied on the first distribution, payment, or Transfer to Another Company made in that year.
All additional distributions, payments, or Transfers to Another Company during that calendar year will be subject to a CDSC without application of any “Free Amount.”
General Provisions Applicable to the CDSC
The CDSC is deducted from your payment. Thus, for example (assuming a 6% CDSC):
If you Request a withdrawal of $100, (and assuming that the entire withdrawal is subject to a 6% CDSC) you would receive a payment of $94.
The CDSC will not exceed 8.5% of Contributions made by the Participant under the Group Contract.
The CDSC is paid to Empower to cover expenses relating to the sale and distribution of the Group Contracts, including commissions, the cost of preparing sales literature, and other promotional activities. In certain circumstances, sales expenses associated with the sale and distribution of a Group Contract may be reduced or eliminated and the CDSC applicable to that Group Contract may likewise be reduced. Empower will determine whether such a reduction is available based upon consideration of the following factors:
•size of the prospective group;
•projected annual Contributions for all Participants in the group;
•frequency of projected withdrawals;
•type and frequency of administrative and sales services provided;
•level of contract maintenance charge, administrative charge, and mortality and expense risk charge;
•type and level of communication services provided; and
•number and type of Plans.
We will notify a prospective purchaser of its eligibility for a reduction of the CDSC prior to the acceptance of an application for coverage.
It is possible that the CDSC will not be sufficient to enable Empower to recover all its distribution expenses. In such case, the loss will be borne by Empower out of its general account assets.
Situations Under Which the CDSC May not Apply
The CDSC may not apply in certain situations. Examples of such situation(s) include, but are not limited to, the following:
•the Participant dies; or
•the Participant severs employment; or
•the Participant is entitled to a Plan approved hardship or unforeseeable emergency; or
•the Participant elects an Annuity Payment Option with life contingency or an annuity payment period or periodic payment period of a minimum duration specified under the Group Contract; or
•Plan termination; or
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•the Group Contractowner elects a Contract Termination Date due to Contract Conversion and assets are Transferred to another contract offered by Empower; or
•the Participant elects a total or partial surrender, total or partial distribution, withdrawal, in-service withdrawal, Transfer to Other Companies, single sum payment, or certain other payment options available under the Group Contract.
Mortality and Expense Risk Deductions
We deduct a mortality and expense risk charge to compensate us for bearing certain mortality and expense risks under the Group Contracts. The level of this charge is guaranteed and will not increase above 1.25%. However, the amount charged and the methodology we use to calculate that amount may vary by Contract.
Depending on the terms of your Group Contract, we may assess this charge as:
1)
 a daily deduction from the assets of each Investment Division (the “Daily M&E Deduction”); or
2)
 a periodic deduction from your Participant Annuity Account Value (the “Periodic M&E Deduction”).
You will never pay both a Daily M&E Deduction and a Periodic M&E Deduction. Please consult with your employer or Group Contractowner, as the case may be, or your Empower Financial Services representative for more information on how we calculate the mortality and expense risk charge under your Group Contract.
The Daily M&E Deduction
The Daily M&E Deduction is a charge we deduct from each Investment Division’s Accumulation Unit Value on each Valuation Date in accordance with the Net Investment Factor formula described in Appendix C. The amount of the Daily M&E Deduction that you will pay depends on the terms of your Group Contract. It will be assessed at a rate between 0% and 1.25%. Only one rate will apply to your Group Contract.
We determine the daily rate of this mortality and expense risk charge by dividing the applicable annual rate under your Group Contract by 365. You will continue to pay the Daily M&E Deduction after the Annuity Commencement Date if you have selected a variable annuity payment option.
Periodic M&E Deduction
Unlike the Daily M&E Deduction, which is deducted from each Investment Division’s Accumulation Unit Value on each Valuation Date, the Periodic M&E Deduction is assessed during the Accumulation Period as a percentage of your Participant Annuity Account Value as of the end of the period for which we are making the deduction. Therefore, the Periodic M&E Deduction is assessed against both your Guaranteed Account and Variable Account Values whereas the Daily M&E Deduction is assessed only against your Variable Account Value.
Depending on the terms of your Group Contract, we may assess this charge monthly, quarterly, semi-annually or annually. The level of this charge varies by Group Contract. It will be assessed at an annual rate ranging from 0% to 1.00% of Participant Annuity Account Value depending on your Group Contract.
For example, if the annual rate of the Periodic M&E Deduction under your Group Contract is 1.00% and the terms of your Group Contract require us to deduct the charge quarterly, we will deduct, at the end of each quarter, 0.25% of your Participant Annuity Account Value.
The Periodic M&E Deduction will appear on your Participant statements as a dollar amount charged against your Participant Annuity Account Value. We will deduct this charge on a pro rata basis from the value of your Variable and Guaranteed Sub-Accounts. However, we reserve the right to deduct this charge from your Variable Account Value only.
After the Annuity Commencement Date, however, all Contracts are assessed the mortality and expense risk charge at an equivalent daily rate. (See the discussion on the Daily M&E Deduction above.)
Please note that the two methods of deducting the mortality and expense risk charge may give rise to different investment results even where the charge is assessed at identical rates.
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Participant Annuity Account Values and annuity payments are not affected by changes in actual mortality experience we incur. The mortality risks we assume arise from our contractual obligations to make annuity payments determined in accordance with the Group Contract. This means that neither the person receiving payment’s longevity, nor an unanticipated improvement in general life expectancy, will adversely affect your annuity payments under the Group Contract.
We bear substantial risk in connection with the death benefit before the Annuity Commencement Date since we may bear the risk of unfavorable experience in your Variable Sub-Accounts. (See “Death Benefit” for additional information.) The expense risk is the risk that our actual expenses in administering the Group Contracts and the Series Account will be greater than anticipated.
In certain circumstances, the risk of adverse mortality and expense experience associated with a Group Contract may be reduced. In such event, the mortality and expense risk charge applicable to that Group Contract may likewise be reduced. Empower will determine whether such a reduction is available based upon consideration of the following factors:
•size of the prospective group;
•projected annual Contributions for all Participants in the group;
•frequency of projected distributions;
•type and frequency of administrative and sales services provided; and
•level of contract maintenance charge, administrative charge and CDSC.
Empower will notify a prospective purchaser of its eligibility for a reduction of the mortality and expense risk charge prior to the acceptance of an application for coverage.
If the mortality and expense risk charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be a profit to us. Currently, we expect a profit from this charge.
Premium Tax Deductions
Empower presently intends to pay Premium Taxes levied by a governmental entity on Participant Annuity Accounts or the Series Account. Empower reserves the right to deduct the Premium Tax from Participant Annuity Account Values instead. We will give notice to all Participants prior to the imposition of any such deductions from the Participant Annuity Account Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a Participant, the insurance tax laws, and the status of Empower in these states when the Premium Taxes are incurred.
Expenses of the Eligible Funds
The net asset value of each Eligible Fund reflects the deduction of that Eligible Fund’s fees and deductions, which are described in the prospectus for the respective Eligible Fund. You bear these costs indirectly when you allocate to an Investment Division. If provided for under the terms of your Group Contract, when an Eligible Fund imposes additional fees with respect to a particular Participant transaction, such as a redemption fee for frequent trading, these fees will be deducted from the Participant Annuity Account Value of the identified Participant.
Custodian and Other Plan Fees and Charges
You may incur custodian charges and/or other Plan-specific charges unrelated to the Contract in connection with your Plan that will be deducted from all Plan Participant Account Values on a pro-rata basis, and will decrease your Participant Annuity Account Value.
Restorations
Depending on the terms of your Group Contract, Empower may agree to restore all or a portion of the CDSC charges, market value adjustments, or other investment charges from Plan assets under a prior investment option. The restoration amount will be based on the dollar amounts Transferred to the Group Contract from the prior investment option.
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Periodic Payment Options
You may Request that all or part of your Participant Annuity Account Value be applied to a periodic payment option, provided you are eligible to receive a distribution under the terms of the Plan and Code. The amount applied to a periodic payment option is your Participant Annuity Account Value, less Premium Tax, if any. All outstanding loan balances must be paid in full or treated as a distribution before you are eligible for a periodic payment option.
In Requesting periodic payments, you must elect:
•the payment frequency of either 12-, 6-, 3- or 1-month intervals;
•a payment amount — a minimum of $50 is required;
•the calendar day of the month on which payments will be made;
•one payment option; and
•to allocate your payments from your Variable and/or Guaranteed Sub-Account(s) as follows:
•prorate the amount to be paid in proportion to the assets in each sub-account; or
•select the Variable and/or Guaranteed Sub-Account(s) from which payments will be made.
Once the Variable and/or Guaranteed Sub-Accounts have been depleted, we will automatically prorate the remaining payments against all remaining available Variable and/or Guaranteed Sub-Accounts unless you Request the selection of another Variable and/or Guaranteed Sub-Account.
You may change the withdrawal option and/or the frequency once each calendar year unless you are a participant in a non-governmental 457(b), 457(f), 415(m) or NQDC Plan, in which case you may not elect to change the withdrawal option and/or the frequency of payments.
While receiving periodic withdrawals:
•You may continue to exercise all contractual rights that are available prior to electing an annuity payment option, except that no Contributions may be made.
•You may keep the same investment options as before periodic payments began.
•Charges and fees under the Group Contract, if applicable, continue to apply, except as noted below:
•We will not deduct a CDSC to periodic payments lasting a minimum of 36 months.
•We will deduct a CDSC and/or a loss of interest charge on amounts partially withdrawn from a Guaranteed Sub-Account. Please refer to your Contract for more information about the Guaranteed Sub- Accounts.
Periodic payments will cease on the earlier of the date:
•the amount to be paid under the option selected has been reduced to zero;
•the Participant Annuity Account Value is zero;
•you Request that withdrawals stop (non-governmental 457(b), 457(f), 415(m) or NQDC Plan Participants may not elect to cease withdrawals); or
•you die.
You may choose to receive periodic payments from the following payment options.
Option 1 - Income for a specified period
You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose. The Group Contract will provide the available lengths of time from which you may elect. Certain Group Contracts may require that you elect a specified period of at least 36 months.
Option 2 - Income of a specified amount
You elect the dollar amount of the payments. Based on the amount elected, the duration may vary. The Group Contract will provide the available dollar amounts from which you may select.
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Option 3 - Interest Only
Your payments will be based on the amount of interest credited to your Guaranteed Sub-Account(s) between each period. This payment option is only available if 100% of your Participant Annuity Account is invested in the Guaranteed Sub-Account and you are less than 70 1∕2 years of age. This option is not available to non-governmental 457(b), 457(f), 415(m) and NQDC Plan Participants.
Option 4 - Minimum Distribution
Minimum distributions are not available for 457(f), 415(m), and NQDC Plan Participants. For all other Plans, you may Request to receive your minimum distribution from the Group Contract as specified under Code Section 401(a)(9).
If you die while receiving periodic payments, your beneficiary must elect a payment option which complies with the distribution requirements of Code Section 401(a)(9).
If periodic payments stop, you may resume making Contributions. However, the selection of another periodic payment may not commence again for at least 36 months. We may limit the number of times you may restart a periodic payment program.
Periodic payments may be taxable, subject to withholding and the 10% penalty tax on early withdrawals. Retirement Plans are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. Please consult a competent tax adviser before requesting a periodic payment option.
Annuity Payment Options
Subject to the terms of your Plan and whether you have a distributable event, you may elect an Annuity Commencement Date and the form of annuity payments at any time during the Accumulation Period.
To avoid the imposition of an excise tax under 403(b), 401(a), 401(k) and 457(b) Plans, the Annuity Commencement Date elected generally must not be later than April 1 of the calendar year following the later of either:
•73 (if the individual attains age 72 after December 31, 2022, or age 75 before January 1, 2033), or age 75 (if the individual attains age 74 after December 31, 2032) or the calendar year in which the Participant attains age 72 (if the individual was born on or after July 1, 1949) or 70 1∕2 (if the individual was born before July 1, 1949); or
•the calendar year in which the Participant retires.
Under all of the above-noted retirement programs, it is your responsibility to file the necessary Request with Empower.
Under 457(f), 415(m) and NQDC Plans, there is no required Annuity Commencement Date.
The Annuity Commencement Date may be postponed or accelerated, or the election of any of the Annuity Payment Options may be changed, upon Request received by Empower at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, Empower may delay the date elected by not more than 30 days.
You can choose from the Annuity Payment Options described below, as well as any other Annuity Payment Options which Empower may choose to make available in the future. Except as otherwise noted, the Annuity Payment Options are payable on a variable, fixed, or combination basis. More than one Annuity Payment Option may be elected. If no Annuity Payment Option is elected, some Group Contracts automatically provide for a variable life annuity (with respect to the variable portion of your Participant Annuity Account) and/or a fixed life annuity (with respect to the guaranteed portion of your Participant Annuity Account) with 120 monthly payments guaranteed.
The level of annuity payments under the following options is based upon the option selected and such factors as the age at which payments begin and the frequency and duration of payments.
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Option 1 - Life Annuity
This option provides an annuity payable monthly during the lifetime of the payee. It would be possible under this option for the payee to receive no annuity payment if he/she died prior to the date of the first annuity payment, one annuity payment if the payee died before the second annuity payment, etc. There are no Required Minimum Distributions limitations if you elect a life annuity.
Option 2 - Life Annuity with Payments Guaranteed for Designated Periods
This option provides an annuity payable monthly throughout the lifetime of the payee with the guarantee that if, at the death of the payee, payments have been made for less than the designated period, the beneficiary will receive payments for the remainder of the period. The designated period may be 5, 10, 15, or 20 years. The period generally referred to as “Installment Refund” is available only on a fixed-dollar payment basis.
Option 3 - Joint and One-Half Survivor
This option provides an annuity payable during the joint lifetime of the payee and a designated second person, and thereafter during the lifetime of the survivor. After the death of the payee, and while only the designated second person is alive, the amount payable will be one-half the amount paid while both were living. It would be possible under this option for the payee and the beneficiary to receive no annuity payment if both persons died prior to the date of the first annuity payment, one annuity payment if both persons died before the second annuity payment, etc.
Option 4 - Income of Specified Amount (available only as fixed-dollar payments)
Under this option, the amount of the periodic benefit is selected. This amount will be paid to the payee in equal annual, semiannual, quarterly, or monthly installments as elected, provided that the annuity payment period is not less than 36 months.
Option 5 - Income for Specified Period (available only as fixed-dollar payments)
Under this option, the duration of the periodic benefit is selected (which may not be less than 36 months), and a resulting annuity payment amount will be paid to the payee in equal annual, semiannual, quarterly, or monthly installments, as elected.
Option 6 - Systematic Withdrawal Payment Option (available only as fixed-dollar payments)
Under this payment option, the amount, timing and method of payment will be as elected by the payee and agreed to by Empower. Payments may be elected on a monthly, quarterly, semi-annual or annual basis. The minimum amount initially applied to this option must be $20,000. Charges and restrictions will apply. (See the “Systematic Withdrawal Payment Option Rider” to the Group Contract for more information.)
Variable Annuity Payments
Variable annuity payments will be determined on the basis of: (i) the Variable Account Value prior to the Annuity Commencement Date; (ii) the annuity tables contained in the Group Contracts which reflect the age of the Participant; (iii) the type of annuity option(s) selected; and (iv) the investment performance of the underlying Eligible Fund. The Participant receives the value of a fixed number of Annuity Units each month.
Annuity Units
We determine the number of Annuity Units to be credited by dividing the amount of the first monthly payment by its Accumulation Unit value as of the fifth Valuation Period prior to the Annuity Commencement Date in each Variable Sub-Account selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying Eligible Fund.
Amount of First Variable Payment
The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub- Account on the fifth Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed investment return (“AIR”) of 5%.
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For annuity options involving life income, the actual age and sex of the annuitant will affect the amount of each payment. We reserve the right to ask for proof of the annuitant’s age, and we may delay annuity payments until we receive satisfactory proof. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older annuitants than for younger annuitants.
Amount of Variable Payment After the First Payment
Payments after the first will vary depending upon the investment experience of the Investment Divisions. Your payments will increase in amount over time if the Investment Division(s) you select earn more than the 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than the 5% AIR. The subsequent amount paid from each sub- account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the fifth Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.
Fixed Annuity Payments
The guaranteed level of Fixed Annuity payments will be determined on the basis of: (i) the Guaranteed Account Value prior to the Annuity Commencement Date; (ii) the annuity tables contained in the Group Contracts which reflect the age of the Participant; and (iii) the type of annuity option(s) elected. The payment amount may be greater if we are using a more favorable table as of a Participant’s Annuity Commencement Date.
Combination Variable and Fixed Annuity Payments
If an election is made to receive annuity payments on a combination variable and fixed basis, the Variable Account Value of a Participant Annuity Account will be applied to the variable annuity option elected and the Guaranteed Account Value to the Fixed Annuity option.
Transfer to Effect Annuity Option Elected
If you wish to apply all or part of the Guaranteed Account Value of your Participant Annuity Account to a variable annuity option, or all or a part of the Variable Account Value to a Fixed Annuity option, we must receive your Request to Transfer prior to your Annuity Commencement Date. If we receive a Transfer Request within 30 days of the Annuity Commencement Date, we may delay the Annuity Commencement Date by not more than 30 days. This also applies to a beneficiary or payee who elects to receive a death benefit under any of the annuity options, and the beneficiary or payee may submit the Request to Transfer after the death of the Participant.
Transfer After the Annuity Commencement Date
Once annuity payments have begun, no Transfers may be made from a Fixed Annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may be made among Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.
Proof of Age and Survival
Empower may require proof of age or survival of any payee upon whose age or survival payments depend. If the age of the Participant or beneficiary has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate which will not be less than the interest rate guaranteed by the Group Contract.
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Frequency and Amount of Annuity Payments
Unless otherwise permitted and elected, variable annuity payments will be paid as monthly installments. Fixed Annuity payments will be paid annually, semiannually, quarterly or monthly, as Requested. However, if any payment to be made under any Annuity Payment Option will be less than $50, Empower may make the payments in the most frequent interval which produces a payment of at least $50. If the net amount available to apply under any Annuity Payment Option is less than $2,000, Empower may pay it in one lump sum. The maximum amount that may be applied under any Annuity Payment Option without our prior written consent is $1,000,000.
Other Restrictions
Once payments start under the annuity form you select:
•no changes can be made in the annuity form;
•no additional Contributions will be accepted under the Group Contract; and
•no further withdrawals will be allowed, other than withdrawals made to provide annuity benefits.
Contract Termination Due to Plan Termination
If provided for under the terms of the Amendment Rider and it is attached to the Group Contract and the Group Contractowner terminates its Plan (“Plan Termination”) with assets invested in the Group Contract, the Group Contractowner will provide Empower written notice of Plan Termination, and confirm that all final Contributions have been remitted to Empower. In addition, the Group Contractowner must provide any information or instructions Empower may reasonably require.
Unless the Group Contractowner instructs Empower that its Plan is subject to joint and survivor or other distribution rules, or that the Plan is an eligible governmental Plan and the Group Contractowner instructs Empower to make a Plan-to-Plan Transfer of all of the Plan assets to another eligible governmental Plan within the same state, Empower will make a lump sum distribution to each person with assets invested in the Group Contract (“Payee”). Depending on the Plan, Empower will send distribution election forms to each Payee’s last known mailing address or will send distribution election forms to the Group Contractowner for delivery to each Payee. Upon receipt of a distribution election form from a Payee, Empower will send a lump sum distribution to either the Payee or directly to an eligible retirement Plan as elected by the Payee. In the absence of a Payee election, Empower will automatically send Payee lump sum distributions to the IRA provider designated by the Group Contractowner. In the alternative, the Group Contractowner may instruct Empower to pay the lump sum distributions for non-responsive Payees pursuant to any other applicable regulatory guidance in effect on the date of distribution.
The Group Contractowner acknowledges that the amount distributed from the Group Contract upon Plan Termination will be equal to the balance of each Participant Annuity Account as reflected in Empower’s records on the date of distribution, less any outstanding charges or fees, CDSC's, income tax withholding, Premium Taxes, or other fees applicable under the terms of the Group Contract.
The Group Contract will terminate once all Plan assets have been distributed.
Contract Termination Due to Contract Conversion
If provided for under the terms of the Amendment Rider and it is attached to the Group Contract, the Group Contractowner may declare a Contract Termination due to Contract Conversion, to occur at a specified future date (the “Contract Termination Date”). Upon the Contract Termination Date, the current Group Contract (“Old Group Contract”) will terminate and the Group Contractowner and Empower will enter into a new Group Contract (“New Group Contract”), to be effective on the Contract Termination Date. Any Contributions received by Empower after the Contract Termination Date will be deposited into the New Group Contract. Unless otherwise agreed by the Group Contractowner and Empower, all assets previously held under the Old Group Contract will be governed by the terms of the New Group Contract. Furthermore, any fees or charges imposed by the Old Group Contract will become payable under the terms of the New Group Contract, unless the Group Contractowner and Empower otherwise agree.
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Federal Tax Consequences
Introduction
The following discussion is a general description of the federal income tax considerations relating to the Group Contracts and is not intended as tax advice to any individual. This discussion assumes that the Group Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Group Contract. If you are concerned about these tax implications you should consult a competent tax advisor as to how the tax rules apply to you before initiating any transaction.
This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.
The Group Contracts are designed for use by groups under retirement programs which may qualify for special tax treatment under Sections 401(a), 401(k), 403(b), 457(b), 457(f) or 415(m) of the Code, or as a NQDC Plan.
Taxation of Annuities in General
Section 72 of the Code governs the taxation of annuities in general and distributions from qualified Plans. Tax deferral under annuity contracts purchased in connection with tax-qualified Plans arises under specific provisions of the Code governing the tax-qualified Plan, so a Contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax-qualified Plans, and not for the purpose of obtaining tax deferral.
A Participant in a qualified Plan is not generally taxed on increases (if any) in the value of a Participant Annuity Account until a distribution occurs. A distribution is taxable as ordinary income, except to the extent a participant has basis in the Group Contract. Amounts contributed to the Group Contract on an after-tax basis generally constitute cost basis at time of distribution.
If a Group Contract will be held by a taxable employer, the investment gain on the Group Contract is included in the entity’s income each year. This rule does not apply where the Group Contract is held under a 401(a), 401(k), or 403(b) Plan. If the employer maintaining a 457(b), 457(f), or 415(m) Plan is either a state or local government or a tax-exempt organization, the employer may not be subject to tax on the gain in the Group Contract. Taxable employers should discuss these matters with a competent tax adviser.
401(a) Plans
Section 401(a) of the Code provides special tax treatment for pension, profit-sharing, and stock bonus plans established by employers or employee organizations for their employees. Many types of employers, including for-profit organizations, tax-exempt organizations and state and local governments, are allowed to establish and maintain 401(a) Plans. Employer Contributions and any earnings thereon are currently excluded from the Participant’s gross income. Currently, the total amount of employer and employee Contributions which can be contributed to all of an employer’s defined contribution qualified Plans is limited to the lesser of $69,000 for 2024 or 100% of a Participant’s compensation as defined in Section 415 of the Code, as indexed from time to time for inflation. Distributions from the Plan are subject to the restrictions contained in the Plan document and the Code. Participants should consult with their employer or employee organization as to the limitations and restrictions applicable to their Plan.
401(k) Plans
Section 401(k) of the Code allows non-governmental employers or employee organizations, rural cooperatives, Indian tribal governments and rural irrigation and water conservation entities to offer a cash or deferred arrangement to employees under a profit- sharing or stock bonus plan. Generally, state and local governments are not permitted to establish 401(k) Plans. However, under a grandfather rule, certain Plans adopted before certain dates in 1986 may continue to be offered by governmental entities. Pre-tax salary reduction Contributions and any income thereon are currently excluded from the Participant’s gross income until distribution from the 401(k) Plan.
A 401(k) Plan can also allow Participants to make after-tax “Roth” contributions. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on
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the Roth earnings. The maximum elective deferral amount that an individual may contribute to one or more 401(k) Plans is limited to an applicable dollar amount, as indexed from time to time for inflation. Elective deferrals to a 401(k) Plan must also be aggregated with elective deferrals made by a Participant to a 403(b) Plan, to a simplified employee pension plan, to a SIMPLE retirement account, and with after-tax Roth contributions. The total amount of elective deferrals that can be contributed to all such Plans is $23,000 for 2024, and may be adjusted yearly for cost-of-living increases.
The contribution limits in Section 415 of the Code also apply. The amount a highly compensated employee may contribute may be further reduced to enable the Plan to meet certain non-discrimination testing requirements. Amounts contributed to a 401(k) Plan are subject to FICA and FUTA tax when contributed.
If allowed by the Plan, all employees who are eligible to make elective deferrals under the Plan and who have attained age 50 before the close of the Plan year are eligible to make catch-up contributions subject to the limitations of Section 414(v) of the Code.
Amounts contributed in excess of the above-described limits, and the earnings thereon, must be distributed from the Plan and included in the Participant’s gross income. Excess amounts that are not properly corrected can have severe adverse consequences to the Plan and may result in additional taxes to the Participant.
Pre-tax amounts deferred into the Plan within the applicable limits, and the net investment gain, if any, reflected in the Participant Annuity Account Value are included in a Participant’s gross income only for the taxable year when such amounts are paid to the Participant under the terms of the Plan. Elective deferrals and earnings thereon may not be distributed prior to age 59 1∕2, unless the Participant dies, becomes disabled, or separates from service after attainment of age 55.
Participants should consult with their employer as to the availability of benefits under the Plan.
403(b) Plans
Tax-exempt organizations described in Section 501(c)(3) of the Code and public educational organizations are permitted to purchase 403(b) Annuities for employees. Pre-tax deferrals contributed toward the purchase of such annuities are excluded from the gross income of the Participant in the year contributed to the extent that the Contributions do not exceed:
•the contribution limit in Section 415 of the Code; and
•the elective deferral limit in Section 402(g) of the Code.
A 403(b) Plan may also permit after-tax Roth deferrals. Roth contributions deferred into the 403(b) Plan within the applicable limits are included in a Participant’s income in the taxable year when the Roth contribution is made. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on the Roth earnings.
Elective deferrals to a 403(b) Plan must also be aggregated with elective deferrals made by the Participant to a 401(k) Plan, a simplified employee pension, a SIMPLE retirement account, and with after-tax Roth contributions. The total amount of elective deferrals that can be contributed to all such Plans is $23,000 for 2024, and may be adjusted yearly for cost-of- living increases.
Amounts contributed to a 403(b) Plan are subject to FICA and FUTA tax when contributed.
The net investment gain, if any, on pre-tax deferrals reflected in a Participant Annuity Account Value is not taxable until paid to the Participant or his beneficiary. Roth contributions and earnings are taxed as described above.
If allowed by the Plan, all employees who are eligible to make elective deferrals under the Plan and who have attained age 50 before the close of the Plan year are eligible to make catch-up contributions subject to the limitations of Section 414(v) of the Code.
If eligible and as allowed by the Code, a 403(b) Participant who has completed fifteen (15) years of service with the same employer may elect to contribute an additional $3,000 per year for no more than five (5) years, for a lifetime maximum of $15,000.
Amounts contributed in excess of the above described limits, and the earnings thereon, must be distributed from the Plan and included in the Participant’s gross income in accordance with IRS rules and regulations. Excess amounts that are not properly corrected can have severe adverse consequences to the Plan, and may result in additional taxes to the Participant.
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Distribution Restrictions apply:
Pre-1989 salary reduction Contributions to a 403(b) Plan may be distributed to an employee at any time, subject to a 10% penalty on withdrawals prior to age 59 1∕2, unless an exception applies under Section 72(t) of the Code.
Post-1988 Salary Reduction Contributions and earnings, and the earnings on the December 31, 1988 account balance as well as all amounts Transferred from a 403(b)(7) custodial account, may not be distributed prior to age 59 1∕2, unless the Participant:
•dies;
•becomes disabled;
•severs employment; or
•suffers a genuine financial hardship meeting the requirements of the Code. Restrictions apply to the amount that may be distributed for financial hardship.
If allowed by the Plan, the Participant may make an in-service transfer of an amount to a defined benefit governmental Plan for purchase of permissible service credits.
Subject to the terms of the Group Contract, all or a portion of the Participant’s Annuity Account Value, less any applicable CDSC and loss of interest credits (which may be applied when amounts deposited into a Fixed Option are transferred prior to the maturity date), may be exchanged for another 403(b) contract offered under the Group Contractowner’s 403(b) Plan, provided that all of the conditions and requirements of the Section 403(b) regulations and any other applicable law, as amended from time to time, are met.
457(b) Plans
Section 457(b) of the Code allows state and local governmental employers and certain tax-exempt organizations to establish and maintain an eligible deferred compensation Plan for its employees and independent contractors.
Pre-tax salary reduction Contributions and any income thereon are generally excluded from the Participant’s gross income until a distribution occurs from the 457(b) Plan. A governmental 457(b) Plan can also allow participants to make after-tax “Roth” contributions. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on the Roth earnings.
Generally, the maximum elective deferral amount that an individual may contribute to a 457(b) Plan is limited to an applicable dollar amount, as indexed from time to time for inflation. The total amount of elective deferrals that can be contributed to a 457(b) Plan is $23,000 for 2024. Elective deferrals to a 457(b) Plan must also be aggregated with elective deferrals made by a Participant to a 401(k) Plan, a 403(b) Plan, to a simplified employee pension plan, to a SIMPLE retirement account, and with after-tax Roth contributions.
Contributions and earnings may not be distributed prior to the calendar year in which the Participant severs employment with the employer, attains age 70 1∕2 or incurs an approved unforeseeable emergency. A Participant may transfer an amount to a defined benefit governmental Plan for the purchase of permissible service credits. Restrictions apply to the amount that may be distributed for an unforeseen emergency.
For governmental 457(b) Plans only, and if the Plan document so allows, all employees who are eligible to make elective deferrals under the Plan and who have attained age 50 before the close of the Plan year are eligible to make catch-up contributions subject to the limitations of Section 414(v) of the Code. Additionally, a Participant may be eligible to defer up to twice the applicable dollar amount (but only to the extent of under-utilized amounts in prior years) during the three (3) years prior to the Participant’s attainment of normal retirement age under the Plan’s standard or special catch-up provision.
Amounts contributed in excess of the above-described limits, and the earnings thereon, must be distributed from the Plan and included in the Participant’s gross income. Excess amounts that are not properly corrected can have severe adverse consequences to the Plan and may result in additional taxes to the Participant.
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457(f) Plans
Section 457(f) of the Code allows state and local governmental employers and non-governmental tax-exempt employers to establish and maintain a non-qualified deferred compensation Plan.
A Participant in a 457(f) Plan is not subject to federal income tax on Contributions to the non-qualified Plan and the earnings thereon until the tax year in which the Contributions and earnings are no longer subject to a substantial risk of forfeiture, as provided in the underlying Plan document.
Distributions from a 457(f) Plan are subject to the provisions of the underlying Plan.
Section 457(f) plans are also subject to Section 409A of the Code and the regulations thereunder.
415(m) Plans
Section 415(m) of the Code allows state and local governmental employers to establish and maintain an excess benefit Plan for employees whose benefits are limited by the qualified Plan contribution and benefit limits under Section 415 of the Code.
A Participant in a 415(m) Plan is not subject to federal income tax on Contributions to the excess benefit Plan and the earnings thereon until the tax year in which the Contributions and earnings are no longer subject to substantial risk of forfeiture, as provided in the underlying excess benefit Plan document.
Distributions from a 415(m) Plan are subject to the provisions of the underlying Plan.
NQDC Plans
Any employer other than a governmental or tax-exempt employer may establish and maintain a NQDC Plan. A Participant in a NQDC Plan that satisfies the requirements of Section 409A of the Code is not subject to federal income tax on Contributions to the NQDC Plan and earnings thereon until the tax year in which the Contributions are no longer subject to a substantial risk of forfeiture, as provided in the underlying Plan document. Distributions from the Plan are subject to the restrictions contained in the Plan document and the Code. Participants should consult with their employer or employee organization as to the limitations and restrictions applicable to their Plan.
An employer may not take a deduction for a Contribution to a NQDC Plan until the year in which the Contribution is included in the gross income of the employee.
Portability
When a Participant is eligible to take a distribution from a 401(a), 401(k), 403(b) or governmental 457(b) Plan, eligible rollover distributions may be rolled over to any eligible retirement Plan, as provided in the Code. Amounts properly rolled over will not be included in gross income until a subsequent distribution is made. However, an eligible rollover distribution that is not directly rolled over is subject to mandatory income tax withholding at a 20% rate. (See the discussion under “Federal Income Tax Withholding” later in this Prospectus.)
If allowed by the employer’s Plan document or the annuity contract or custodial account agreement, Participants and beneficiaries in a 403(b) Plan may directly transfer funds from one 403(b) annuity or custodial account to another 403(b) annuity contract or custodial account with the same or more stringent restrictions without incurring current taxation provided that all of the conditions and requirements of the Section 403(b) regulations and any other applicable law are met.
Amounts distributed from a NQDC Plan, a non-governmental 457(b) Plan, a 457 (f) Plan or a 415(m) Plan cannot be rolled over to an eligible retirement Plan.
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Establishment of an Alternate Payee Account
A Request submitted to Empower in connection with a Qualified Domestic Relations Order must be approved by the Group Contractowner, except as otherwise agreed. Upon receipt of an approved Request, Empower will make payment to the Alternate Payee and/or establish a Participant Annuity Account on behalf of the Alternate Payee named in such Qualified Domestic Relations Order. The Alternate Payee may be treated as a surviving Spouse for purposes of Code Section 401(a)(9) and be responsible for submitting a Request to begin Distributions in accordance with the Code.
SECURE Act
In December 2019, the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”) was passed. The SECURE Act made significant changes to laws governing individual retirement accounts, individual retirement annuities, and employer sponsored retirement plans as discussed below. Many provisions are already in effect.
Increase in RMD Age. For individuals who attain age 70 1∕2 after 2019 (i.e., were born on or after July 1, 1949), the age at which you must have begun taking Required Minimum Distributions was increased to 72. See SECURE 2.0 Act of 2022, below for further changes.
Changes to Timing of Death Benefit Distributions. Prior to the SECURE Act, beneficiaries of an annuity that was part of an IRA could elect to have the annuity’s death benefit distributed over the beneficiary’s life expectancy. Under the new rule, except for eligible designated beneficiaries (“EDBs”), the beneficiary must receive the entire death benefit within 10 years of the annuity owner’s death. EDBs may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy, but the 10-year requirement applies when they die. EDBs include: (1) the owner’s surviving spouse, (2) the owner’s minor children (until they reach the age of majority), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner. A beneficiary’s status as an EDB is determined on the date of the owner’s death.
SECURE 2.0 Act of 2022. The SECURE 2.0 Act of 2022 provided additional enhancements. After December 29, 2022, where applicable, the following provisions apply:
•for 401(k), 403(b), and governmental 457(b) plans, if the plan is so amended, employees are permitted to self-certify that they had an event that constitutes a hardship or an unforeseeable emergency for purposes of taking a hardship withdrawal.
•a distribution made to a participant who has been certified to be terminally ill (expected to die within 84 months) shall be exempt from the 10% early withdrawal penalty.
•allows defined contribution plans the option to provide participants to receive employer-matching contributions on a Roth basis.
•removes the required minimum distribution barriers for life annuities.
•increases the age for required minimum distributions in two phases:
• Age 73 – for individuals who attain age 72 after 2022, and age 73 before 2033.
• Age 75 – for individuals who attain age 74 after 2032.
The following provisions, where applicable, are effective for taxable years beginning after December 31 2023:
•Eliminates the pre-death RMD requirement for in-Plan Roth accounts.
•Allows a surviving spouse to be treated as the deceased employee for RMD purposes.
• Emergency distributions – Allows one penalty-free withdrawal of up to $1,000 per year for “unforeseeable or immediate financial needs relating to personal or family emergency expenses.”
•Domestic abuse distributions - Permits certain penalty-free early withdrawals in the case of domestic abuse in an amount not to exceed the lesser of $10,000 (indexed) or 50% of the value of the employee’s vested account under the plan.
•Increases involuntary cash-out limit from $5,000 to $7,000.
Distributions from IRAs and Roth IRAs generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status. Distributions from employer sponsored retirement plans are generally subject to mandatory withholding of 20%, even if you intend to roll the distribution over later. You can choose to have distributions transfer directly to another eligible plan or IRA, in which case no taxes are withheld.
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Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.
Annuity purchases by nonresident aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Seek tax advice. The above description of federal income tax consequences of the different types of IRAs and retirement plans is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences.
Required Beginning Date/Required Minimum Distributions
Required Beginning Date - Distributions from a 401(a), 401(k), 403(b) or 457(b) Plan must begin no later than April 1 of the calendar year following the later of:
•the calendar year in which the Participant attains:
•age 72 (if the Participant was born from July 1, 1949 to December 31, 1950);
•age 73 (if the Participant was born from January 1, 1951 to December 31, 1959); and
•age 75 (if the Participant was born from January 1, 1960 or later); or
•the calendar year in which the Participant retires (and where it is a defined contribution plan in which they are not a 5% or more owner of the sponsoring entity).
Required Minimum Distributions - All amounts in a 401(a), 401(k), 403(b) and 457(b) Plan must be distributed in compliance with the minimum distribution requirements of Code Section 401(a)(9) and the regulations promulgated thereunder. Generally, the minimum distribution amount is determined by using the account balance at the end of the prior calendar year, the Participant’s age in the current year, and the applicable distribution period as set forth in the Federal Treasury regulations. Participants whose sole beneficiary is their surviving Spouse who is more than 10 years younger may elect a joint and survivor life expectancy calculation.
If the amount distributed does not meet the minimum requirements, a 25% excise penalty tax on the amount which was required to be, but was not, distributed may be imposed upon the employee by the IRS under Section 4974 of the Code. These rules are extremely complex; you should seek the advice of a competent tax advisor.
Federal Taxation of Distributions
All payments received from a 401(a), 401(k), 403(b) or 457(b) Plan are generally taxable in full as ordinary income to the Participant. Since Contributions received from salary reduction have not been previously taxed to the Participant, they are not treated as a cost basis for the Group Contract. The Participant will have a cost basis for the Group Contract only if after-tax Contributions have been made. Earnings on Roth Contributions may also be distributed income-tax free if certain requirements are met.
If the Participant takes the entire value in his Participant Annuity Account in a single lump sum cash payment, the full amount received will be ordinary income in the year of receipt unless after-tax Contributions were made. If the distribution includes after-tax Contributions, the amount in excess of the cost basis will be ordinary income. Earnings on Roth Contributions may also be distributed income-tax free if certain requirements are met.
A “10-year averaging” procedure may also be available for lump sum distributions from a 401(a) or 401(k) Plan to individuals who attained age 50 before January 1, 1986.
For further information regarding lump sum distributions, please consult a competent tax advisor.
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Partial distributions received before the payment starting date by a Participant who has made after-tax Contributions are taxed under a rule that provides for pro rata recovery of cost, under Section 72(e)(8) of the Code. If an employee who has a cost basis under the Group Contract receives life annuity or other types of annuity payments, the cost basis will be recovered from the payments under the annuity rules of Section 72 of the Code. Typically, however, there is no cost basis and the full amount received is taxed as ordinary income in the year distributed.
Amounts received from a non-governmental 457(b) Plan, a 457(f) Plan, a 415(m) Plan or a NQDC Plan, whether in the form of total or partial withdrawals or annuity payments, are taxed in full as wages to the Participant at the time determined under the Plan.
Early Distribution Penalty Taxes
Penalty taxes may apply to certain distributions from 401(a), 401(k) and 403(b) Plans or IRAs. Distributions made before the Participant attains age 59 1∕2 are premature distributions and are subject to an additional penalty tax equal to 10% of the amount of the distribution which is included in gross income in the tax year. However, under Code Section 72(t), the penalty tax will not apply to distributions:
(1)
 made to a beneficiary on or after the death of the Participant;
(2)
 attributable to the Participant’s being disabled within the meaning of Code Section 72(m)(7);
(3)
 made as a part of a series of substantially equal periodic payments (at least annually) for the life or life expectancy of the Participant or the joint lives or joint life expectancies of the Participant and his or her eligible designated beneficiary;
(4)
 made to a Participant on account of separation from service after attaining age 55;
(5)
 properly made to an alternate Payee under a qualified domestic relations order;
(6)
 made to a Participant for medical care, but not in excess of the amount allowable as a medical expense deduction to the Participant for amounts paid during the taxable year for medical care; or
(7)
 made subject to an Internal Revenue Service levy imposed on the Plan
There are other circumstances under which the penalty tax may not apply, including distributions relating to COVID-19. For further information regarding the premature distribution penalty, please consult a competent tax advisor.
Exception (3) above (substantially equal payments) applies to distributions from 401(a) and 401(k) Plans and 403(b) annuities only if the series of payments begins after the Participant separates from service. If exception (3) above (substantially equal payments) was selected at the time of the distribution but the series of payments is later modified or discontinued (other than because of death or disability) before the later of:
•the Participant reaching age 59 1∕2; or
•within five years of the date of the first payment;
then the Participant is liable for the 10% penalty plus interest on all payments received before age 59 1∕2. This penalty is imposed in the year the modification or discontinuance occurs. The premature distribution penalty tax does not generally apply to distributions from a 457(b), 457(f), 415(m) or NQDC Plan.
Distributions on Death of Participant
Distributions made to a beneficiary from a 401(a), 401(k), 457(b) or 403(b) Plan upon the Participant’s death must be made pursuant to the rules contained in Section 401(a)(9) in effect at the time of distribution.
Distributions for deaths occurring before December 31, 2019 where distributions have begun before death. If the Participant dies after distributions have begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.
Distributions for deaths occurring before December 31, 2019 where distributions have not begun. If the Participant died before distributions had begun, distribution of the individual’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distributions in accordance with (1) or (2) below:
1. If the Participant’s interest is payable to a designated beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;
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2. If the designated beneficiary is the Participant’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 70 1/2;
3. If the designated beneficiary is the Participant’s surviving Spouse, the Spouse may treat the contract as his or her own qualified annuity contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the contract, makes a rollover to or from such contract, or fails to elect any of the above provisions.
Distributions for deaths occurring after December 31, 2019. If the Participant died after December 31, 2019, distribution of the individual’s entire interest, regardless of whether distributions had begun, must be completed by December 31 of the calendar year containing the tenth anniversary of the individual’s death unless the beneficiary qualifies as an eligible designated beneficiary and makes an election to receive distribution in accordance with (1) or (2) below:
1. If the Participant’s interest is payable to an eligible designated beneficiary, then. subject to the requirements set forth in Code Section 401(a)(9)(E)(ii), the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the eligible designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;
2. If the eligible designated beneficiary is the Participant’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 72;
3. If the eligible designated beneficiary is the Participant’s surviving Spouse, the Spouse may treat the Contract as his or her own qualified annuity contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the contract, makes a rollover to or from such contract, or fails to elect any of the above provisions.
Federal Income Tax Withholding
Certain distributions from 401(a), 401(k), 403(b), and governmental 457(b) Plans are defined as “eligible rollover distributions.”
Generally, any eligible rollover distribution is subject to mandatory income tax withholding at the rate of 20% unless the employee elects to have the distribution paid as a direct rollover to an IRA or to another eligible retirement Plan as defined in the Code.
With respect to distributions other than eligible rollover distributions, amounts will be withheld from annuity (periodic) payments at the rates applicable to wage payments and from other distributions at a flat 10% rate, unless the Participant elects not to have federal income tax withheld.
Currently, all amounts distributed are tax reported on IRS Form 1099-R.
Distributions to a Participant from a non-governmental 457(b), a 457(f), a 415(m), or NQDC Plan retain their character as wages and are tax reported on IRS Form W-2. Federal income taxes must be withheld under the wage withholding rules, and Participants may not elect otherwise. Payments to beneficiaries are not treated as wages and are reported on IRS Form 1099-R. Federal income tax on payments to beneficiaries will be withheld from annuity (periodic) payments at the rates applicable to wage withholding, and from other distributions at a flat 10% rate, unless the beneficiary elects not to have federal income tax withheld.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
Taxation of Empower
We are taxed as a life insurance company under the Code. The Series Account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of Empower.
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In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received, deductions, and foreign tax credits, which can be material. We do not pass these benefits through to the Series Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Group Contractowners (and Participants) are not the owners of the assets generating the benefits.
Domestic Partnerships, Civil Unions and Same-Sex Marriages
Following the U.S. Supreme Court’s decision in United States v. Windsor, which invalidated the limitation of marriage to opposite sex couples in the federal Defense of Marriage Act, the Internal Revenue Service issued Revenue Ruling 2013-17 which provides guidance on the federal taxation of same-sex couples. Revenue Ruling 2013-17 holds that for all federal tax purposes, including income, gift, and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple currently resides would recognize the marriage. The Supreme Court’s decision in Obergefell v. Hodges requires all states to recognize same sex marriages.
For federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as Spouses under this Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages. The IRS has issued Notice 2014-9: (1) clarifying the application of the Windsor decision to qualified plans, (2) clarifying whether a plan needs to be amended to comply with the Windsor decision and subsequent IRS guidance; and (3) if so, the time when such plan needs to be amended.
Seek Tax Advice
The above discussion of the federal income tax consequences is only a brief summary and does not represent tax advice. The federal income tax consequences discussed here reflect our understanding of current law, which may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Group Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. Please consult a competent tax advisor for further information.
Voting Rights
To the extent required by applicable law, Empower will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from persons having voting interests in the corresponding Investment Division. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.
The Participant under a 403(b) Plan or the Group Contractowner under all other Plans has the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest.
The number of votes which are available will be calculated separately for each Investment Division. That number will be determined by applying the Participant’s percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. The Participant or Group Contractowner, as applicable, holds a voting interest in each Investment Division to which a Participant’s Variable Account Value is allocated. If a Participant selects a variable annuity payment option, the votes attributable to the Participant will decrease as annuity payments are made.
Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds.
Shares for which we do not receive timely instructions and shares we hold as to which Participants and Group Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Group Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
37

State Variations
Group Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and general availability of riders. This Prospectus describes the material rights and obligations of a Group Contractowner, and the maximum fees and charges for all Group Contract features and benefits are set forth in the fee table of this Prospectus. State specific variations will be included in your Group Contract or in a rider or endorsements attached to your Group Contract. Material state variations are set forth in Appendix D to this Prospectus. See your agent or contact us for information that is specific to your state.
State Regulation
As a life insurance company organized and operated under Colorado law, Empower is subject to Colorado law and to regulation by the Colorado Insurance Commissioner. Empower’s books and accounts are subject to review and examination by the Colorado Division of Insurance at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners (“NAIC”) at least once every three years.
Restrictions Under the Texas Optional Retirement Program
Section 830.105 of the Teacher Retirement System of Texas permits Participants in the Texas Optional Retirement Program (“ORP”) to redeem their interest in a variable annuity contract issued under the ORP only upon termination of employment in the Texas public institutions of higher education, retirement, or death. Accordingly, if you are a Participant in the ORP you will be required to obtain a certificate of termination from your employer before you can redeem your Participant Annuity Account.
Reports
We will send all Participants, at least semi-annually, reports concerning the operations of the Series Account. In addition, we will send all Participants at least annually a statement of his or her Participant Annuity Account Value.
Rights Reserved by Empower
We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Group Contractowners or Participants, or would be appropriate in carrying out the purposes of the Group Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, we will obtain the applicable Participant’s or Group Contractowner’s approval of the changes, as well as approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:
•to operate the Series Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•to deregister the Series Account under the 1940 Act;
•to Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to a Guaranteed Sub-Account; or to add, combine or remove Investment Divisions of the Series Account;
•to substitute, for the Eligible Fund shares underlying any Investment Division, the shares of another Eligible Fund or shares of another investment company or any other investment permitted by law;
•to make any changes required by the Code or by any other applicable law in order to continue treatment of the Group Contract as an annuity;
•to change the time or time of day at which a Valuation Date is deemed to have ended;
•to make any other necessary technical changes in the Group Contract to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then-outstanding Group Contract the aggregate amount of the types of charges we have guaranteed; and
•to reject any application or Participant enrollment form at our discretion.
Empower will provide notice of these changes to the Group Contractowner at the Group Contractowner’s last known address on file with Empower.
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Because some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, we and other affected insurance companies are required to take any necessary steps to resolve the matter, including stopping our respective separate accounts from investing in the Eligible Funds.
Addition, Deletion or Substitution of Eligible Funds
Empower may select the Eligible Funds offered though the Group Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the Eligible Fund or an affiliate of the Eligible Funds will compensate Empower for providing certain administrative, marketing, or support services that would otherwise be provided by the Eligible Fund, its investment adviser, or its distributor. For more information on such compensation, see “Payments We Receive,” above. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Empower will generally include Eligible Funds based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected Eligible Funds of the Empower Funds at least in part because they are managed by our directly owned subsidiary.
Empower does not control the Eligible Funds and cannot guarantee that any of the Eligible Funds will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new sub-accounts or to eliminate existing sub-accounts.
Empower reserves the right to discontinue the offering of any Eligible Funds if we determine the Eligible Funds no longer meets one or more of the criteria, or if the Eligible Funds have not attracted significant allocations. If an Eligible Fund is discontinued, we may substitute shares of another Eligible Fund or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to an Investment Division corresponding to an Eligible Fund that is being discontinued, you will be given notice prior to the Eligible Fund’s elimination. Before an Investment Division is eliminated, we will notify you and request that you reallocate the amounts invested in the Investment Division to be eliminated.
Legal Proceedings
There are no pending legal proceedings that would have an adverse material effect on the Series Account or Empower Financial Services, the principal underwriter and distributor of the Group Contract. Empower is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.
Financial Statements
Financial statements of Empower and the Series Account can be found in the Statement of Additional Information (SAI). To request a free SAI, please contact Empower by calling (800) 537-2033 (U.S.).
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for owners, annuitants, beneficiaries, and other payees.
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Appendix A – Eligible Funds Available Under the Group Contract
The following is a list of Eligible Funds under the Group Contract. More information about the Eligible Funds is available in the prospectuses for the Eligible Funds, which may be amended from time to time and can be found by logging into your plan’s website or online at https://plan.empower-retirement.com/planweb/fundprospectuses.html.
You can also request this information at no cost by calling (855) 756-4738 or sending an email request to
participantservices@empower.com.
The current expenses and performance information below reflects fees and expenses of the Eligible Funds, but do not reflect the other fees and expenses that your Group Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Eligible Fund’s past performance is not necessarily an indication of future performance.
TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Seeks current income and long-term capital appreciation	Alger Balanced Portfolio Fund – Class I- 2 (This Portfolio Company is closed to incoming Transfers and new Contributions) Adviser: Fred Alger Management, LLC Subadviser: N/A	1.07%	17.43%	10.32%	8.19%
Seeks long-term capital appreciation	Alger Mid Cap Growth Portfolio Fund – Class I-2* Adviser: Fred Alger Management, LLC Subadviser: N/A	0.98%	23.17%	11.96%	8.54%
Seeks long-term capital growth; income is a secondary consideration	American Century Disciplined Core Value Fund – Investor Class Adviser: American Century Investment Management Inc. Subadviser: N/A	0.66%	8.44%	10.21%	8.21%
Seeks current income; capital appreciation is a secondary objective	American Century Equity Income Fund – Investor Class Adviser: American Century Investment Management Inc. Subadviser: N/A	0.93%	3.90%	8.07%	8.00%
Seeks growth of capital	American Funds The Growth Fund of America® - Class R3 Adviser: Capital Research and Management Company Subadviser: N/A	0.94%	36.76%	14.53%	11.48%
Seeks long-term capital growth	Artisan International Value Fund – Investor Class Adviser: Artisan Partners Limited Partnership Subadviser: N/A	1.26%	22.65%	12.36%	6.78%
Seeks long-term growth of capital	ClearBridge Value Fund - Class FI* (This Portfolio Company is closed to incoming Transfers and new Contributions) Adviser: Franklin Templeton Fund Adviser, LLC Subadviser: ClearBridge Investments, LLC	1.15%	19.21%	15.01%	9.44%

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Seeks total return, consisting of long-term capital appreciation and current income	Columbia Contrarian Core Fund – Class A* (This Portfolio Company is closed to incoming Transfers and new Contributions) Adviser: Columbia Mgmt Investment Advisers, LLC Subadviser: N/A	0.97%	31.75%	16.50%	11.49%
Seeks long-term capital appreciation	Columbia Select Mid Cap Value Fund - Class R* Adviser: Columbia Mgmt Investment Advisers, LLC Subadviser: N/A	1.38%	10.03%	12.74%	7.87%
Seeks long-term growth of capital	Davis New York Venture Fund – Class R Adviser: Davis Selected Advisers LP Subadviser: Davis Selected Advisers (New York) Inc.	1.19%	29.64%	11.68%	8.40%
Seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments	Empower Aggressive Profile Fund – Investor Class Adviser: Empower Capital Management, LLC Subadviser: N/A	1.16%	16.94%	10.86%	8.02%
Seeks long-term capital appreciation	Empower Ariel Mid Cap Value Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: Ariel Investments, LLC	1.05%	10.45%	10.46%	6.36%
Seeks investment results that track the total return of the debt securities that comprise the Bloomberg U.S. Aggregate Bond Index (the “benchmark index”)	Empower Bond Index Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: N/A	0.50%	5.02%	0.50%	1.29%
Seeks capital preservation primarily through investments in funds that emphasize fixed income investments	Empower Conservative Profile Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: N/A	0.77%	8.25%	4.59%	3.71%
Seeks as high a level of current income as is consistent with the preservation of capital and liquidity	Empower Government Money Market Fund – Investor Class* (Effective on or about June 14, 2024, this Portfolio Company will be liquidated) Adviser: Empower Capital Management LLC Subadviser: N/A	0.46%	4.52%	1.54%	0.95%

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital growth	Empower International Value Fund – Investor Class Adviser: Empower Capital Management LLC Subadviser: LSV Asset Management; Massachusetts Financial Services Company	1.07%	18.03%	8.25%	5.89%
Seeks capital growth and current income	Empower Large Cap Value Fund – Investor Class II* (This Portfolio Company is closed to incoming Transfers and new Contributions) Adviser: Empower Capital Management Subadviser: T. Rowe Price Associates, Inc.; Putnam Investment Management, LLC	0.81%	12.51%	12.50%	8.45%
Seeks income and secondarily, capital growth	Empower Lifetime 2015 Fund – Investor Class* Adviser: Empower Capital Management Subadviser: N/A	0.77%	10.33%	6.07%	4.87%
Seeks income and secondarily, capital growth	Empower Lifetime 2020 Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: N/A	0.80%	10.97%	6.45%	5.72%
Seeks capital appreciation and income consistent with its current asset allocation; after 2025, it seeks income and secondarily capital growth	Empower Lifetime 2025 Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: N/A	0.82%	11.91%	7.07%	5.60%
Seeks capital appreciation and income consistent with its current asset allocation; after 2030, it seeks income and secondarily, capital growth	Empower Lifetime 2030 Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: N/A	0.85%	13.07%	7.80%	6.95%
Seeks capital appreciation and income consistent with its current asset allocation; after 2035, it seeks income and secondarily capital growth	Empower Lifetime 2035 Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: N/A	0.88%	14.40%	8.68%	6.58%
Seeks capital appreciation and income consistent with its current asset allocation; after 2040, it seeks income and secondarily, capital growth	Empower Lifetime 2040 Fund – Investor Class Adviser: Empower Capital Management LLC Subadviser: N/A	0.90%	15.73%	9.42%	8.21%

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation and income consistent with its current asset allocation; after 2045, it seeks income and secondarily capital growth	Empower Lifetime 2045 Fund – Investor Class Adviser: Empower Capital Management LLC Subadviser: N/A	0.92%	16.73%	9.83%	7.07%
Seeks capital appreciation and income consistent with its current asset allocation; after 2050, it seeks income and secondarily, capital growth	Empower Lifetime 2050 Fund – Investor ClassAdviser: Empower Capital Management LLC Subadviser: N/A	0.92%	17.05%	9.94%	8.56%
Seeks capital appreciation and income consistent with its current asset allocation; after 2055, it seeks income and secondarily capital growth	Empower Lifetime 2055 Fund – Investor Class Adviser: Empower Capital Management LLC Subadviser: N/A	0.93%	17.06%	9.86%	7.00%
Seeks capital appreciation and income consistent with its current asset allocation; after 2060, it seeks income and secondarily capital growth	Empower Lifetime 2060 Fund – Investor Class Adviser: Empower Capital Management LLC Subadviser: N/A	0.93%	16.97%	8.66%	8.66%
Seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments	Empower Moderate Profile Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: N/A	0.91%	11.93%	7.59%	5.74%
Seeks long-term capital appreciation primarily through investments in funds that emphasize equity investments and, to a lesser degree, in funds that emphasize fixed income investments	Empower Moderately Aggressive Profile Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: N/A	1.01%	13.60%	8.69%	6.51%

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Seeks income and capital appreciation primarily through investments in funds that emphasize fixed income investments and, to a lesser degree, in funds that emphasize equity investments	Empower Moderately Conservative Profile Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: N/A	0.83%	9.90%	6.05%	4.71%
Seeks high total investment return through a combination of current income and capital appreciation	Empower Multi-Sector Bond Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: Loomis, Sayles & Company LP; Virtus Fixed Income Advisers, LLC	0.90%	7.88%	3.28%	2.68%
Seeks investment results that track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) 500® Index (the “benchmark index”)	Empower S&P 500® Index Fund – Investor Class Adviser: Empower Capital Management LLC Subadviser: Irish Life Inv. Managers Ltd	0.51%	25.61%	15.11%	11.43%
Seeks investment results that track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) SmallCap 600® Index (the “benchmark index”)	Empower S&P Small Cap 600® Index Fund – Investor Class Adviser: Empower Capital Management LLC Subadviser: Irish Life Inv. Managers Ltd	0.56%	15.47%	10.49%	8.10%
Seeks long-term capital appreciation	Empower Small Cap Growth Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: Lord, Abbett & Co LLC; Peregrine Capital Management	1.19%	15.76%	11.36%	9.99%
Seeks long-term capital growth	Empower Small Cap Value Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: Loomis, Sayles & Company LP; Hotchkis & Wiley Capital Management LLC	1.09%	17.81%	12.25%	7.64%
Seeks long-term capital appreciation	Empower T. Rowe Price Mid Cap Growth Fund – Investor Class Adviser: Empower Capital Management LLC Subadviser: T. Rowe Price Associates, Inc.	1.02%	19.92%	11.61%	10.38%
Seeks the highest level of return consistent with preservation of capital and substantial credit protection	Empower U.S. Government Securities Fund – Investor Class* Adviser: Empower Capital Management LLC Subadviser: N/A	0.60%	4.44%	0.19%	1.10%

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Seeks above average income and capital appreciation	Federated Hermes Equity Income Fund – Class A* Adviser: Federated Equity Mgmt Co. Of Penn Subadviser: N/A	1.12%	9.05%	9.38%	6.02%
The investment seeks to provide current income consistent with stability of principal.	Federated Hermes Government Obligations Service Class* (Effective on or about June 14, 2024, this Portfolio Company will be added) Adviser: Federated Equity Mgmt Co. Of Penn Subadviser: N/A	0.45%	4.75%	1.63%	1.02%
Seeks long-term capital appreciation	Fidelity® VIP Contrafund Portfolio – Initial Class Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.56%	33.45%	16.65%	11.61%
Seeks to achieve capital appreciation	Fidelity® VIP Growth Portfolio – Initial Class Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.58%	36.24%	19.64%	14.80%
Seeks long-term capital growth	Franklin Small-Mid Cap Growth Fund – Class A* Adviser: Franklin Advisers, Inc. Subadviser: N/A	0.90%	13.33%	11.51%	7.38%
Seeks long-term capital appreciation	Invesco American Franchise Fund Class A (This Portfolio Company is closed to incoming Transfers and new Contributions) Adviser: Invesco Advisers, Inc. Subadviser: N/A	0.99%	40.91%	16.07%	11.56%
Seeks capital appreciation	Invesco Capital Appreciation Fund Adviser: Invesco Advisers, Inc. Subadviser: N/A	0.97%	35.51%	16.20%	11.32%
Seeks total return through growth of capital and current income	Invesco Comstock Fund – Class R Adviser: Invesco Advisers, Inc. Subadviser: N/A	1.07%	11.99%	13.13%	8.63%
Seeks capital appreciation	Invesco Discovery Mid Cap Growth Fund – Class A (This Portfolio Company is closed to incoming Transfers and new Contributions) Adviser: Invesco Advisers, Inc. Subadviser: N/A	1.04%	12.96%	12.49%	9.41%

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks capital appreciation	Invesco Global Fund – Class A Adviser: Invesco Advisers, Inc. Subadviser: N/A	1.06%	34.03%	11.99%	8.22%
Seeks long-term growth of capital	Invesco Small Cap Growth Fund – Class A (This Portfolio Company is closed to incoming Transfers and new Contributions) Adviser: Invesco Advisers, Inc. Subadviser: N/A	1.16%	12.66%	8.73%	7.35%
Seeks long-term growth of capital	Invesco Value Opportunities – Class A Adviser: Invesco Advisers, Inc. Subadviser: N/A	1.09%	15.15%	16.74%	8.67%
Seeks long-term growth of capital	Janus Henderson Forty Fund – Class T (This Portfolio Company is closed to incoming Transfers and new Contributions) Adviser: Janus Capital Management LLC Subadviser: N/A	0.73%	39.69%	16.67%	13.44%
Seeks long-term growth of capital	Janus Henderson Global Research Fund – Class T (This Portfolio Company is closed to incoming Transfers and new Contributions) Adviser: Janus Capital Management LLC Subadviser: N/A	0.80%	26.61%	13.14%	8.85%
Seeks long-term growth of capital	Janus Henderson Global Research Portfolio – Institutional Shares (This Portfolio Company is closed to incoming Transfers and new Contributions) Adviser: Janus Capital Management LLC; Subadviser: N/A	0.64%	26.78%	13.33%	9.01%
Seeks long-term growth of capital	Janus Henderson Research Fund – Class T Adviser: Janus Capital Management LLC Subadviser: N/A	0.77%	42.96%	16.64%	12.40%
Seeks long-term capital appreciation	Jensen Quality Growth Fund – Class R Adviser: Jensen Investment Management Inc. Subadviser: N/A	1.29%	16.04%	13.58%	11.50%
The investment seeks long-term capital appreciation	Lord Abbett Value Opportunities Fund – Class R4 Adviser: Lord, Abbett & Co LLC Subadviser: N/A	1.18%	15.98%	10.67%	7.06%
Seeks long term growth of capital	MainStay WMC Small Companies Fund – Class A (This Portfolio Company is closed to incoming Transfers and new Contributions) Adviser: New York Life Investment Management LLC Subadviser: Wellington Management Company LLP	1.22%	9.20%	5.78%	4.14%

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation	MFS Growth Fund – Class A* (This Portfolio Company is closed to incoming Transfers and new Contributions) Adviser: Massachusetts Financial Services Company; Subadviser: N/A	0.86%	35.79%	15.71%	12.65%
Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO Total Return Fund – Admin Class Adviser: Pacific Investment Management Company, LLC Subadviser: N/A	0.75%	6.04%	1.06%	1.68%
Seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. Corporations	Pioneer Equity Income VCT Portfolio – Class II Adviser: Amundi Asset Management US, Inc. Subadviser: N/A	1.08%	6.76%	9.25%	8.21%
Seeks high current income, and capital growth is a secondary goal when consistent with achieving high current income	Putnam High Yield Fund – Class R Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	1.30%	11.96%	4.27%	3.35%
Seeks high current income consistent with prudent risk	Putnam Income Fund – Class A* Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	0.76%	4.79%	0.85%	1.57%
Seeks long-term capital appreciation	Putnam International Capital Opportunities Fund – Class A Adviser: Putnam Investment Management, LLC Subadviser: Putnam Advisory Company, LLC; Putnam Investments Limited	1.58%	15.22%	8.38%	3.75%
Seeks long-term growth of capital and current income	Royce Small-Cap Total Return Fund – Service Class* Adviser: Royce & Associates, LP Subadviser: N/A	1.53%	23.85%	11.36%	7.11%
Seeks to provide long- term capital growth	Victory RS Select Growth Fund – Class A* Adviser: Victory Capital Management Inc. Subadviser: N/A	1.40%	18.63%	8.59%	5.85%
Seeks to provide long- term capital growth	Victory RS Small Cap Growth Fund – Class A* (This Portfolio Company is closed to incoming Transfers and new Contributions) Adviser: Victory Capital Management Inc. Subadviser: N/A	1.40%	19.80%	4.97%	5.78%
* This Eligible Fund’s Current Expense reflects a temporary fee reduction.

Appendix B – Public Eligible Funds
Investment Divisions investing in the following Public Eligible Funds are not available for non-qualified Plans sponsored by a taxable employer:
•Alger Balanced Portfolio - Class I-2
•Alger Mid Cap Growth Portfolio - Class I-2
•American Century Disciplined Core Value Fund - Investor Class
•American Century Equity Income Fund - Investor Class
•American Funds The Growth Fund of America® - Class R3
•Artisan International Fund - Investor Shares
• ClearBridge Value Trust – Class FI
•Columbia Contrarian Core Fund - Class A
• Columbia Select Mid Cap Value Fund – Advisor Class
•Davis New York Venture Fund - Class A
•Federated Hermes Equity Income Fund, Inc. - Class A
•Fidelity® VIP Contrafund Portfolio – Initial Class
•Fidelity® VIP Growth Portfolio – Initial Class
•Franklin Small-Mid Cap Growth Fund - Class A
•Invesco American Franchise Fund
•Invesco Capital Appreciation Fund - Class A
•Invesco Comstock Fund - Class A
•Invesco Discovery Mid Cap Growth Fund - Class A
•Invesco Global Fund - Class A
•Invesco Small Cap Growth Fund - Class A
•Invesco Value Opportunities Fund - Class A
•Janus Henderson Forty Fund - Class S
•Janus Henderson Global Research Fund - Class S
•Janus Henderson Global Research Portfolio - Institutional Shares
•Janus Henderson Research Fund - Class T
•Jensen Quality Growth Fund - Class R
•Lord Abbett Value Opportunities Fund - Class A
•MainStay WMC Small Companies Fund - Class A
•MFS® Growth Fund - Class R3
•PIMCO Total Return Fund - Class A
•Pioneer Equity Income VCT Portfolio - Class II
•Putnam High Yield Fund - Class A
•Putnam Income Fund - Class A
•Putnam International Capital Opportunities Fund - Class A
•Royce Small-Cap Total Return - Service Class
•Victory RS Select Growth Fund - Class A
•Victory RS Small Cap Growth Fund - Class A
B-1

Appendix C – Calculation of Net Investment Factor
The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:
(a) is the net result of:
(i) the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period; plus
(ii) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the “ex-dividend” date occurs during the current Valuation Period; minus
(iii) a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by Empower to have resulted from the investment operations of the Variable Sub-Account; and
(b) is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period; and
(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to a percentage that ranges from 0.00% to 1.25% depending upon the Group Contractowner’s Letter Agreement or other fee disclosure document.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflects the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.
C-1

Appendix D – State Variations
STATE	CONTRACT
AL
AK	Application Include: Any information provided herewith shall be considered to be representations and not warranties.
AZ
AR
CA	Contract Request and Notices provisions cannot contain the wording “in a form satisfactory to Empower.”
CO
CT
Application
Fraud language shall be removed, including any statements “in the absence of fraud.”
Contract:
SECTION 5. CONTRIBUTIONS AND DEPOSITS TO PARTICIPANT ACCOUNT
5.1 Contributions
Prior to the termination of the contract and unless otherwise described in a Fixed or Separate Account riser(s) if any
Contributions may be made at any time pursuant to the terms of the Plan.
Empower shall not be responsible for determining the amount of Contributions to be made for any Participant. The
Contribution amounts will be allocated to Participant Accounts pursuant to the Accompanying Contribution report. The
Contribution report must be submitted in a manner acceptable to Empower and shall be conclusive on the Plan and on any person or entity claiming an interest under the Contract. When the contribution report does not coincide with the
Contribution received and the inconsistency is not resolved within a period of time required under the law, Empower will return the Contribution.
Empower’s prior approval may be required before a Contribution may be made that causes a Participant Account Value to exceed $1,000,000.
SECTION 11. GENERAL PROVISIONS
Section 11.2 Entire Contract
This Contract, including the Application, amendments, endorsements, letter agreements, specification page, if any, and
Fixed and Separate Account or other riders, if any, constitute the entire contract between Employer and Empower.
All statements in the Application have been accepted as representations and not warranties. Only the President, Vice
President or the Secretary of Empower or their authorized designees can agree on behalf of Empower to modify any provisions of this Contract
One or more provisions of this Contract may be clarified by letter agreement, amendment or other writing executed by both Empower and Employer.
Section 11.11 Representations
Empower shall be entitled to rely and act solely on the reports, directions, proofs, notices, elections, and other information furnished to it by Contractholder, Employer Participant, Alternate Payee, Beneficiaries or their respective agent, and such acts shall be conclusive as to all person or corporations claiming an interest hereunder.
SECTION 8. PAYMENT OPTIONS
8.7 Misstatement of Age or Death
Empower may require adequate proof of the age and death of any Payee before processing a Request for or making any payment. If the age of the Payee has been misstated, the payments established for him/her under the applicable payment option will be made on the basis of his/her correct age. If payments made pursuant to an annuity payment option were too large because of a misstatement of age, Empower may deduct the difference from the net payment or payments If payments were too small, Empower may add the difference to the net payment.

DC
DE
FL	Application REPLACEMENT INFORMATION: By Employer:

STATE	CONTRACT

Will this group annuity contract replace any existing contract? Yes ___ No ___
By Agent:
To the best of your knowledge, will this group annuity contract replace any existing contract? Yes ___ No ___
FLORIDA license agent:
Licensed Agent Signature __________________ Agent Name _______________
Agent’s Florida License identification number ______________ Date__________
FRAUD NOTICE: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.
TERMINATION DISCLOSURE: Termination of this contract will not change any terms of the Plan document. Participant eligibility and vested benefits remain subject to Plan requirements.
Contract
SECTION 5. CONTRIBUTIONS AND DEPOSITS TO PARTICIPANT ACCOUNTS
Section 5.3 Fees Imposed by Investment Option Provider
Any and all fees imposed by the provider of any investment option offered by the Plan and invested in by the Participant,
Alternate Payee and Beneficiary, including but not limited to redemption fees, shall be deducted from the Participant
Account Value.
SECTION 8. PAYMENT OPTIONS
Section 8.6 Election of Annuity Options
In order to elect, or change the election of, an annuity payment option, Empower must receive the Annuitant’s Request at least 30 calendar days before the Annuity Commencement Date.
To the extent available under the Plan, the available annuity payment options are:
- Income for Single Life Only
- Income for Single Life with Guaranteed Period
- Income for Joint Life Only
- Income for Joint Life with Guaranteed Period
- Income for a Specific Period
- Any other form of annuity payment permitted under the Plan, if acceptable to Empower.
Annuities will be purchased using Empower’s current purchase rates for contracts of this class at the time the annuity is purchased. These rates will be at least as favorable to the Annuitant as an annuity purchased with rates based on the following actuarial assumptions:
- Interest Rate Assumption: [1.00%]
Mortality Assumption: 2012 IAM Basic Female mortality table with Projection Scale G2 improvement factors applied;
Static improvement from year of table (2012) to year of the fixed paid-up annuity certificate issue, generational improvement thereafter
Loading: [5.00%]
Empower will review this guaranteed actuarial basis annually and may change it by providing at least 90 calendar days’
advance written notice to the Plan Sponsor. However unless Empower and Plan Sponsor otherwise agree in writing,
Empower will only change the guaranteed actuarial basis once in any sixty 60 month period, in which case the actuarial basis will be at least as favorable as the actuarial basis Empower offers to any other contractholder in the same class as this Contract at the time of such change.

GA
HI
ID
IL	Application Fixed Annuity ___ Fixed-Variable Annuity ___ Variable Annuity ___ Cover Page Group Fixed and Variable Deferred Annuity Contract with a Market Value Adjustment No 20-day Free-Look Period
IN

STATE	CONTRACT
IA
KS
KY
LA
ME	Contract No premium/applicable tax
MD	Contract Expenses of Eligible Fund fees and expenses cannot exceed 1.5%.
MA
MI	Contract Any language indicating “in Empower’s sole discretion” shall be removed.
MN
MS
MO
MT	Contract Any language indicating “in Empower’s sole discretion” shall be removed. No Premium/applicable tax
NE
NV
Application
Section E. Agreements and Signatures:
Plan Sponsor/Contractholder acknowledges that Nevada prohibits a group annuity contract from being delivered or issued to a group which was principally formed for the purpose of purchasing one or more group annuities.
By signing this Application, Plan Sponsor and Contractholder, if different than Plan Sponsor, understand, accept, and otherwise agree to the provisions of the attached Group Annuity Contract, represent that the information contained on this application is true and correct to the best of their knowledge, understand that Empower will rely on such information, and agree to notify Empower of any changes to the information provided above. Any information provided herewith shall be considered to be representations and not warranties.
Signature of Plan Sponsor_____________________ Date __________
Print Name _______________________
Title ____________________________
Signature of Contractholder (Trustee) if different than Plan Sponsor if different than Plan Sponsor
___________________________ Date __________Print Name _______________________
Title ____________________________

NH
NJ
NM
NY	NOT AVAILABLE
NC	Contract No Premium/applicable tax
ND
OH
OK

STATE	CONTRACT
OR
Cover
GROUP FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT.
Contract
SECTION 4. PARTICIPANT ACCOUNT VALUE
4.1 Fixed Account Value
The Fixed Account Value in the Participant Account is calculated as follows:
(a) all Contributions and Deposits to a Fixed Account option made by or on behalf of the Participant, alternate Payee and
Beneficiary; plus
(b) all interest credited to the contractholder’s assets in the Fixed Account on an annual effective basis pursuant to the
Guaranteed Interest Rate applicable to the Fixed Account; less
(c) any amounts transferred or distributed from the fixed Account; less
(d) any applicable charges, and fees, if any.
4.2 Variable Account Value
The value of the Variable Accounts held in the Participant Account will be determined by multiplying the number of
Accumulation Units for that Variable Account held in the participant Account by the Accumulation Unit value for that
Variable Account Charges and fees, if any, may affect the Variable Account Value.
SECTION 5. CONTRIBUTIONS AND OTHER DEPOSITS
Section 5.4 Allocation of Contributions and Deposits
Contributions and Deposits will be allocated in the Participant Account when received by Empower at its Administrative
Offices, subject to Section 4.7 of this Contract.
SECTION 9. PAYMENT OPTIONS
Section 9.3 Total or Partial Lump Sum Payment Option
If based upon information provided by Employer, the Payee is entitled to a Distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan, all or a portion of a Participant Account may be applied to a lump sum payment option selected by the Payee.
Subject to the provisions of any attached Fixed Account and/or Separate Account rider(s), if any, the amount to be distributed is any restrictions in the Fixed and Separate Account rider(s), if any. The amount to be distributed is: (i) the amount requested as a lump sum; less (ii) any applicable fees and charges.
Section 9.4 Periodic Payment Options
If based upon information provided by Employer, the Payee is entitled to a Distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan, all or a portion of a Participant Account may be applied to a periodic payment option selected by the Payee, subject to any restrictions in the Fixed and Separate Account riders, if any. Charges and fees will continue to apply. Periodic payment elections are subject to the administrative procedures of
Empower in effect at the time of the election and the periodic payment options Empower makes available at the time of
Distribution.
If a Participant is receiving periodic payments, such payments will cease as of receipt by Empower of notice of the
Participant’s death. The deceased Participant’s Beneficiary may then elect a payment option under this Section 9 meeting all the requirements of Code section 401(a)(9).
Section 9.5 Annuity Payment Options
If based upon information provided by Employer, the Payee is entitled to a Distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan, all or a portion of a Participant Account may be applied to an annuity payment option selected by the Payee so long as the requirements of Code section 401(a)(9) are met.
Thereafter, this Contract shall no longer be applicable with respect to amounts in the annuity payment option.
The amount to be applied to an annuity payment option is: (i) the portion of the Participant Annuity Account Value elected by Payee subject to any restrictions in the Fixed or Separate Account rider(s), if any less (ii) any fees and charges described under the Contract.
The minimum amount that may be applied under the elected annuity option is [$5,000]. If any payments to be made under the elected annuity payment option will be less than $[50], Empower may make the payments in the most frequent interval that produced as payment of at least $[50].
Empower will issue a certificate to each Annuitant describing the benefits payable under the elected annuity payment option.
SECTION 11. GENERAL PROVISIONS
Section 11.2 Entire Contract
This Contract, including the Application, amendments, endorsements, specification page, if any and Fixed and Separate
Account or other riders, if any, constitute the entire contract between Employer and Empower.

STATE	CONTRACT

All statements in the Application in the absence of fraud have been accepted as representations and not warranties. Only the President, Vice-President or the Secretary of Empower or their authorized designees can agree on behalf of Empower to modify any provision of this Contract.
One or more provisions of this Contract may be clarified by amendment, or other writing executed by both Empower and
Employer.
No “Premium Tax/Applicable Tax” in Sections 4.1, 4.2, 5.4, 9.3, 9.4. and 9.5.
No letter agreement provision

PA
Puerto Rico
RI
SC
SD
TN
TX
Application
Section I. Agreement and Signatures
Agreement: THE GROUP FIXED AND VARIABLE ANNUITY CONTRACT MAY PROVIDE PAYMENTS OR
VALUES WHICH ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT BUT MAY INCREASE OR
DECREASE ACCORDING TO THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT OR SEPARATE
ACCOUNT.
By signing this Application, Employer and Contractholder, if other than Employer, understand, accept, and otherwise agree to the provisions of the attached Group Annuity Contract, certify and otherwise represent that the information contained on this application is true and correct to the best of their knowledge, and agree to notify Empower of any changes to the information provided above.
Signature of Employer ______________________ Date ____________
Title________________
Signature of Contractholder if different that the Employer ____________
Date _________________
Title _________________
Contract
COVER PAGE
The separate account is not covered by an insurance guaranty fund or other solvency protection arrangement because the risk is borne by Employer.
SECTION 9. PAYMENT OPTIONS
Section 9.7 Misstatement of Age or Death
Empower may require adequate proof of the age and death of any Payee before processing a Request for or making any payment. If the age of the Payee has been misstated, the payments established for him/her under the applicable payment option will be made on the basis or his/her correct age.
If payments made pursuant to an annuity payment option were too large because of a misstatement of age, Empower may deduct the difference from the next payment or payments with interest. If payments were too small, Empower may add the difference to the next payment with interest. Any interest payable will be made at the amount of 1%.
SECTION 11. GENERAL PROVISIONS
Section 11.2 Entire Contract
This Contract, including the Application, amendments, endorsements, letter agreements, certificates, specification page, if any, and Fixed and Separate Account or other riders, if any, constitute the entire contract between Employer and
Empower.
All statements in the Application, in the absence of fraud, have been accepted as representations and not warranties. Only the President, Vice-President, or the Secretary of Empower, or their authorized designees, can agree on behalf of
Empower to modify any provisions of this Contract.
One or more provisions of this Contract may be clarified by letter agreement, amendment, or other writing executed by both Empower and Employer.

STATE	CONTRACT
No Premium/applicable tax
UT
VT
VA
Contract
DEFINITIONS:
ERISA – Employee Retirement Income Security Act.
Request – an inquiry or instruction to Empower. A valid Request must be: (1) received by Empower at its Administrative
Offices in good order; and (2) submitted in accordance with the provisions of this Contract, or as required by Empower.
The Request is subject to any action taken by Empower before the Request was processed.
SECTION 11. GENERAL PROVISIONS
Section 11.9 Notices
Any notice or demand by Empower to or upon Employer or any Payee may be given by mailing it to that person’s last known address as stated in Empower’s file via the United States Postal Service or last known email address or facsimile number on file.
An application, report, Request, election, direction, notice or demand by Employer or a Payee will be made to Empower.
When Empower requires it, Employer will obtain the signature of the Payee on forms provided by Empower. Empower must first approve any written materials developed by any other person describing this Contract.

WA	Contract The type of contract must be stated: GROUP VARIABLE DEFERRED ANNUITY CONTRACT.
WV	Any certificates must include: “This Certificate shall be governed by the laws of the State of Colorado” on the cover page. Applicable to any annuity certificate issued upon annuitization.
WI
WY

The Statement of Additional Information (“SAI”), dated May 1, 2024, includes additional information about the Series Account. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus, which means it is legally part of this Prospectus. The SAI is available without charge, upon request.
To request the SAI, information incorporated by reference into this Prospectus, or other information about the about the Group Contract, or to update your information or make inquiries about the Group Contract, contact Empower toll-free at (855) 756-4738 or via email at participantservices@empower.com. Please include the following in your email: (i) your name; (ii) address; and (iii) employer’s name or Plan number.
We have filed a registration statement with the SEC under the 1933 Act relating to the Group Contracts offered by this Prospectus. Please consult the registration statement and exhibits for further information relating to us and the Group Contracts. Statements contained in this Prospectus, regarding the content of the Group Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, please consult the instruments filed as exhibits to the registration statement.
Reports and other information about the Series Account are available on the SEC’s website (http://www.sec.gov). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: http://publicinfo@sec.gov.
C000031732
7

FUTUREFUNDS SERIES ACCOUNT
Group Flexible Premium Variable Annuity Contracts
issued by
Empower Annuity Insurance Company of America
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (800) 537-2033 (U.S.)
(303) 737-4538 (Greenwood Village)
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus but contains additional information to the Prospectus, dated May 1, 2024, which is available without charge by contacting Empower Annuity Insurance Company of America at the above address or at the above telephone number.
May 1, 2024
i

ii

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Definitions.”

Empower Annuity Insurance Company of America
Empower Annuity Insurance Company of America is a stock life insurance company that was originally organized under the laws of the State of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to Great-West Life & Annuity Insurance Company in 1982 and to our current name in 2022. In September of 1990, we re-domesticated under the laws of the State of Colorado. Our executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Empower is authorized to engage in the sale of life insurance, accident and health insurance, and annuities. It is qualified to do business in Puerto Rico, the District of Columbia, the U.S. Virgin Islands, Guam, and in all states in the United States, except New York.
Empower, the issuer of the Group Contract, is a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. Empower is a wholly-owned subsidiary of Empower Holdings, LLC (“Empower Holdings”), a Delaware limited liability company. Empower Holdings, Inc. is a wholly-owned subsidiary of Great-West Lifeco U.S. LLC, a holding company, which in turn is a wholly-owned subsidiary of Great-West Financial (Nova Scotia) Co., also a holding company. Great-West Financial (Nova Scotia) Co. is a wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
Empower has primary responsibility for administration of the Group Contracts and the Series Account. Its Administrative Offices are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.
FutureFunds Series Account
We originally established the Series Account under Kansas law on November 15, 1983. The Series Account now exists pursuant to Colorado law as a result of our redomestication. The Series Account consists of Investment Divisions and is registered with the SEC under the Investment Company Act of 1940, as a separate account and a unit investment trust. This registration does not involve supervision of the Series Account or Empower by the SEC.
We do not guarantee the investment performance of the Investment Divisions. The portion of your Participant Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, you bear the full investment risk for all Contributions allocated to the Investment Divisions.
The Series Account and its Investment Divisions are administered and accounted for as part of our general business. However, the income, gains, or losses of each Investment Division are credited to or charged against the assets held in that Investment Division, without regard to other income, gains, or losses of any other Investment Division and without regard to any other business Empower may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Empower may conduct. Nevertheless, all obligations arising under the Group Contracts are generally corporate obligations of Empower.

The Series Account currently has several Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of an Eligible Fund each having a specific investment objective. We may or may not make additional Investment Divisions available to Group Contractowner in the future based on our assessment of marketing needs and investment conditions.
Services
Safekeeping of Series Account Assets
The assets of the Series Account are held by Empower. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of Empower. Empower maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by a financial institution bond issued to Great-West Lifeco Inc. in the amount of $50 million (Canadian) per occurrence, which covers all officers and employees of Empower.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the FutureFunds Series Account's independent registered public accounting firm.
The financial statements and financial highlights of each of the investment divisions of the FutureFunds Series Account of Empower Annuity Insurance Company of America included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Independent Auditor
The statutory-basis financial statements of Empower Annuity Insurance Company of America, included in this Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Legal Matters
Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Group Contract has been provided by Carlton Fields, P.A.
Pursuant to Commodity Futures Trading Commission Rule 4.5, Empower has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
Purchase of Securities Being Offered
The Group Contract is generally purchased by employers or certain associations or organizations to fund their retirement Plans. We issue the Group Contract in connection with: 401(a) Plans; 401(k) Plans; 403(b) Plans; 457(b) or (f) Plans; 415(m) Plans; and NQDC Plans.
The Group Contract is generally owned by the employer, association or organization. For Group Contracts issued in connection with certain 403(b) Plans, the Group Contractowner has no right, title or interest in the amounts held under the Group Contract and the Participants make all elections under the Group Contract. For all other Plans, Participants have only those rights that are specified in the Plan.
Eligible organizations may acquire a Group Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Group Contract to the Group Contractowner. If you are eligible to participate in the Plan, you may purchase an interest in a Group Contract by completing an enrollment form and giving it to your employer or Group Contractowner, as applicable, or an Empower Financial Services representative. Your Participant enrollment form will be forwarded to us for processing. Please consult with your employer or the Group Contractowner, as the case may be, for information concerning your eligibility to participate in the Plan and the Group Contract.
2

Other enrollment options, like online enrollment or automatic enrollment, may be available. Please check with the Group Contractowner for more information.
Distribution of The Group Contracts (Underwriters)
Empower Financial Services, Inc., is the principal underwriter and the distributor of the Group Contracts, and is a wholly-owned subsidiary of Empower. Empower Financial Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 701-8255.
The maximum commission as a percentage of the Contributions made under a Group Contract payable to Empower Financial Services agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. An expense allowance that will not exceed 40% of the maximum commission paid may also be paid to Empower Financial Services agents, independent registered insurance brokers, and other registered broker- dealers. Additionally, a maximum of 1% of Contributions may also be paid as a persistency bonus to qualifying brokers.
Compensation paid to Empower Financial Services registered representatives (insurance agents of Empower), independent registered insurance brokers and other broker-dealers is not paid directly by Group Contractowners or the Series Account. Empower and its affiliates intend to fund this compensation through fees and charges imposed under the Group Contract, and from profits on payments received by Empower and its affiliates for providing administrative, marketing, and other support and services to the Eligible Funds. (See “Payments We Receive” section of the Prospectus.) Empower and its affiliates pay a portion of the compensation received from Eligible Funds to Empower Financial Services registered representatives, independent registered insurance brokers and other broker-dealers for distribution services.
In addition to the direct cash compensation described above for sales of the Group Contracts, Empower and/or its affiliates also pay Empower Financial Services registered representatives additional cash and non-cash incentives to promote the sale of the Group Contract and other products distributed by Empower Financial Services including Portfolios of Empower Funds, which are Eligible Funds under the Group Contract. Empower and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which Empower Financial Services registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Empower and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, registered representatives of Empower Financial Services (agents of Empower) are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to Empower Financial Services registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in certain Eligible Funds through the Group Contract. These additional payments would be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for an Empower Financial Services registered representatives to recommend or sell the Group Contract instead of other products, or recommend certain Eligible Funds under the Group Contract over other Eligible Funds, which may not necessarily be to your benefit.
You should ask your Empower Financial Services registered representative, independent registered insurance broker, or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Group Contract.
Annuity Payment Options
The Group Contract offers you a variety of annuity payment options. You can select from options that provide for fixed or variable payments, or a combination of both. If you select a variable payment option, your payments will reflect the investment experience of the Investment Division(s) you select. Income can be guaranteed for your lifetime and/or your Spouse’s lifetime, or for a specified period of time, depending on (1) the options made available under the terms of your Plan and the Group Contract, and (2) your needs and circumstances.
Financial Statements
The statutory statements of admitted assets, liabilities, capital and surplus of Empower Annuity Insurance Company of America (the “Depositor”) as of December 31, 2023 and 2022, and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2023, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented are filed herewith.
3

AUDITED FINANCIAL REPORT

Empower Annuity Insurance Company of America Audited Annual Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2023 and 2022 and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2023 and Independent Auditor’s Report

Item 8.  Financial Statements and Supplementary Data

Deloitte & Touche LLP 1601 Wewatta Street, Suite 400 Denver, CO,80202 USA Tel: +1 303-292-5400 Fax: 303 312 4000 www.Deloitte.com
INDEPENDENT AUDITOR’S REPORT To the Board of Directors and Stockholder of Empower Annuity Insurance Company of America Greenwood Village, Colorado

Opinions

We have audited the statutory-basis financial statements of Empower Annuity Insurance Company of America (the “Company”) (a wholly-owned subsidiary of Empower Holdings, Inc.), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks.

Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory financial data, the summary investment schedule, the supplemental investment risk interrogatories, and the supplemental schedule regarding reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory-basis financial statements as a whole.

March 29, 2024

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2023 and 2022

(In Thousands, Except Share Amounts)

	December 31,
	2023	2022

Admitted assets:

Cash and invested assets:

Bonds	$26,591,735	$29,868,677

Preferred stock	82,263	82,247

Common stock	1,666,819	2,111,584

Mortgage loans (net of allowances of $56,112 and $646)	5,840,441	6,132,049

Real estate occupied by the company	31,467	34,952

Real estate held for the production of income	17,914	18,449

Real estate held for sale	—	1,656

Contract loans	3,711,737	3,805,700

Cash, cash equivalents and short-term investments	1,648,651	375,173

Securities lending collateral assets	317,362	107,068

Other invested assets	1,238,844	1,077,698

Total cash and invested assets	41,147,233	43,615,253

Investment income due and accrued	327,604	346,993

Premiums deferred and uncollected	11,767	13,467

Reinsurance recoverable	350,653	259,114

Funds held or deposited with reinsured companies	5,781,961	6,489,137

Current federal income taxes recoverable	—	19,581

Deferred income taxes	152,180	101,992

Due from parent, subsidiaries and affiliates	423,790	234,738

Other assets	750,599	1,293,986

Assets from separate accounts	23,147,893	22,913,246

Total admitted assets	$72,093,680	$75,287,507

See notes to statutory financial statements.	Continued

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2023 and 2022

(In Thousands, Except Share Amounts)

	December 31,
	2023	2022

Liabilities, capital and surplus:

Liabilities:

Reserves for life insurance and annuities and accident and health policies	$30,990,307	$36,433,935

Liability for deposit-type contracts	9,585,838	8,051,601

Provision for policyholders’ dividends	4,365	5,103

Liability for premiums received in advance	43	47

Unearned investment income	248	351

Asset valuation reserve	299,764	262,562

Interest maintenance reserve	—	120,537

Due to parent, subsidiaries and affiliates	120,810	6,681

Commercial paper	99,718	99,760

Current federal income taxes payable	51,205	—

Payable under securities lending agreements	317,362	107,068

Other liabilities	3,694,121	3,766,038

Liabilities from separate accounts	23,147,893	22,913,246

Total liabilities	68,311,674	71,766,929

Commitments and contingencies (see Note 18)

Capital and surplus:

Preferred stock, $ 1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $ 1 par value; 50,000,000 shares authorized; 19,599,243 and 19,453,463 shares issued and outstanding in 2023 and 2022, respectively	19,599	19,453

Surplus notes	2,109,995	2,111,325

Gross paid in and contributed surplus	4,643,237	4,596,284

Unassigned deficit	(2,990,825)	(3,206,484)

Total capital and surplus	3,782,006	3,520,578

Total liabilities, capital and surplus	$72,093,680	$75,287,507

See notes to statutory financial statements.	Concluded

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Operations

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021
Income:

Premium income and annuity consideration	$5,567,710	$13,076,730	$6,326,927

Net investment income	1,969,201	1,518,554	1,262,737

Amortization of interest maintenance reserve	2,113	56,131	68,148

Commission and expense allowances on reinsurance ceded	259,378	256,754	195,658

Reserve adjustment on reinsurance ceded	(1,672,963)	(5,202,723)	(1,518,822)

Other income	478,656	486,940	519,882

Total income	6,604,095	10,192,386	6,854,530

Expenses:

Death benefits	281,360	123,027	74,119

Annuity benefits	323,701	249,200	202,893

Disability benefits and benefits under accident and health policies	207	131	68

Surrender benefits	15,770,211	11,577,685	14,800,797

(Decrease) increase in aggregate reserves for life and accident and health policies and contracts	(5,442,498)	2,630,025	(1,038,595)

Other benefits	134,062	116,731	125,116

Total benefits	11,067,043	14,696,799	14,164,398

Commissions	50,225	298,348	38,460

Other insurance expenses	561,610	396,033	543,438

Net transfers from separate accounts	(6,165,670)	(5,591,198)	(8,135,847)

Interest maintenance reserve reinsurance activity	2,883	(118,906)	(83,737)

Total benefit and expenses	5,516,091	9,681,076	6,526,712

Net gain from operations before dividends to policyholders, federal income taxes and realized capital gains (losses)	1,088,004	511,310	327,818

Dividends to policyholders	4,432	5,108	9,847

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	1,083,572	506,202	317,971

Federal income tax expense	34,274	20,399	22,402

Net gain from operations before net realized capital gains (losses)	1,049,298	485,803	295,569

Net realized capital (losses) gains, net of federal income tax (benefit) expense of $(6,203), $6,281 and $904, respectively and transfers to interest maintenance reserve.	(23,336)	23,630	3,399

Net income	$1,025,962	$509,433	$298,968

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021
Capital and surplus, beginning of year	$3,520,578	$2,919,366	$2,161,307

Net income	1,025,962	509,433	298,968

Dividends to stockholders	(350,000)	(231,000)	(506,000)

Change in net unrealized capital losses, net of income taxes	(587,858)	(197,630)	(57,312)

Change in minimum pension liability, net of income taxes	(608)	3,828	1,054

Correction of prior period error	35,418	—	—

Change in asset valuation reserve	(37,202)	(26,271)	(34,288)

Change in non-admitted assets	371,347	(416,925)	(26,148)

Change in net deferred income taxes	1,468	(13,785)	(23,502)

Capital paid-in	146	2,591	3

Surplus paid-in	46,953	810,055	4,210

Change in surplus as a result of reinsurance	(142,606)	176,860	(83,840)

Change in goodwill	(101,575)	—	—

Change in capital and surplus as a result of separate accounts	—	10	—

Change in unrealized foreign exchange capital gains (losses)	1,313	(14,623)	(5,762)

Change in surplus notes	(1,330)	(1,331)	1,190,676

Net change in capital and surplus for the year	261,428	601,212	758,059

Capital and surplus, end of year	$3,782,006	$3,520,578	$2,919,366

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Cash Flows

Years Ended December 31, 2023 and 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021

Operating activities:

Premium income, net of reinsurance	$5,486,499	$10,733,447	$6,111,400

Investment income received, net of investment expenses paid	1,952,880	1,420,420	1,268,121

Other miscellaneous income received	1,232,932	639,538	676,928

Benefit and loss related payments, net of reinsurance	(17,641,156)	(16,948,045)	(17,574,577)

Net transfers from separate accounts	6,165,922	5,591,014	8,135,856

Commissions, other expenses and taxes paid	(552,974)	(821,008)	(516,711)

Dividends paid to policyholders	(5,181)	(10,114)	(18,101)

Federal income taxes received, net	79,445	36,840	120,217

Net cash (used in) provided by operating activities	(3,281,633)	642,092	(1,796,867)

Investing activities:

Proceeds from investments sold, matured or repaid:

Bonds	4,599,292	4,571,491	5,229,242

Stocks	153,830	71,442	11,589

Mortgage loans	539,266	301,006	452,409

Real estate	3,639	—	—

Other invested assets	210,759	71,959	14,017

Net losses on cash, cash equivalents and short-term investments	(109)	(3,442)	(1,134)

Miscellaneous proceeds	36	912,872	58,571

Cost of investments acquired:

Bonds	(1,440,075)	(4,916,161)	(6,607,132)

Stocks	(88,643)	(2,152,015)	(4,554)

Mortgage loans	(298,613)	(1,021,075)	(655,511)

Real estate	(105)	(18,500)	—

Other invested assets	(392,362)	(374,267)	(351,303)

Miscellaneous applications	(3,516)	(1,034,574)	(220,740)

Net change in contract loans and premium notes	(7,938)	488	170,563

Net cash provided by (used in) investing activities	3,275,461	(3,590,776)	(1,903,983)

Financing and miscellaneous activities:

Surplus notes	(1,330)	—	1,192,007

Capital and paid in surplus	47,099	812,422	3,756

Deposit-type contracts, net of withdrawals	1,400,174	723,946	1,865,132

Dividends to stockholder	(350,000)	(231,000)	(506,000)

Funds (repaid) borrowed, net	(41)	3,772	(2,995)

Other	183,748	(433,839)	126,580

Net cash provided by financing and miscellaneous activities	1,279,650	875,301	2,678,480

Net increase (decrease) in cash, cash equivalents and short-term investments and restricted cash	1,273,478	(2,073,383)	(1,022,370)

Cash, cash equivalents and short-term investments and restricted cash:

Beginning of year	375,173	2,448,556	3,470,926

End of year	$1,648,651	$375,173	$2,448,556

The cash, cash equivalents and short-term investments and restricted cash balance includes $1 and $1 of restricted cash as of December 31, 2023 and 2022, respectively, which is non-admitted and not included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

See notes to statutory financial statements.	Continued

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Cash Flows

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

The Statutory Statement of Cash Flows excludes the following non-cash transactions;

	Year Ended December 31,
	2023	2022	2021
Share-based compensation expense	$—	$223	$457

Transfer of assets and liabilities under reinsurance agreements (1)	$—	$5,670,290	$—

(1) Above amount reflects reinsurance agreements entered in to with Prudential and Hannover in 2022. See Note 8 for additional details

See notes to statutory financial statements.	Concluded

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Empower Annuity Insurance Company of America, (the “Company” or “EAICA”) is a direct wholly-owned subsidiary of Empower Holdings, Inc., (“EHI”), a holding company. EHI is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance (“Division”).

On August 1, 2022, in an effort to further strengthen recognition and customer alignment with the Empower brand, Great-West Life & Annuity Insurance Company changed its legal name to Empower Annuity Insurance Company of America.

The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also a licensed reinsurer in New York.

Effective April 1, 2022, the Company completed the acquisition, via share purchase and indemnity reinsurance (“the Prudential transaction”), of the full-service retirement services business of Prudential Financial, Inc. (“Prudential”) for $1.9 billion. The transaction includes acquisition via the equity purchase of the business within Empower Annuity Insurance Company, (“EAIC”), as well as reinsurance of certain business within The Prudential Insurance Company of America (“PICA”). The Company has now assumed the economics and risks associated with the reinsured business, and the Company paid a $224 million reinsurance ceding commission. The business assumed is primarily group annuities. See Notes 7 and 8 for further discussion of the Prudential transaction.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Division. The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed difference that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•

Bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners (“NAIC”) designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•

Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Under GAAP, redeemable preferred stocks are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•

As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•

As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as an admitted asset for net negative (disallowed) IMR up to 10% of adjusted capital and surplus, and is recorded as an increase to capital and surplus. An IMR asset is designated as a non-admitted asset for net negative (disallowed) IMR above this threshold and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•

As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non- credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses” in the notes to the statutory financial statements.

•

Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Under GAAP, these transactions are recorded as forward settling to be announced (“TBA”) securities that are accounted for as derivative instruments, but hedge accounting is not elected as the Company does not regularly accept delivery of such securities when issued.

•

Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•

Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•

Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•

For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

•

For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•

Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•	Surplus notes are reflected as a component of capital and surplus, whereas under GAAP they are reflected as a liability.

•

The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•

Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•

Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•

The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes cash equivalents and short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•

For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transaction are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Division, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Costs of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•

Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess or no longer possess an effective call option, is carried at fair value regardless of NAIC designation. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

•

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset- backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•

Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Nonrefundable prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•

Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•

Real estate properties occupied by the Company are carried at depreciated cost less encumbrances unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.

•	Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property.

•

Limited partnership interests are included in other invested assets and are accounted for using net asset value per share (“NAV”) as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minority equity interest and no significant influence over the entity’s operations.

•	Residual tranches or interests in CLOs are included in other invested assets and are carried at the lower of amortized cost or fair value.

•

Redeemable preferred stocks, other than shares in Empower CLOs, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Preferred shares of Empower CLOs are reported at cost.

•

Common stocks, other than stocks of subsidiaries and stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Common stocks of the FHLB are reported at cost. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.

•

Investments in domestic life subsidiaries and certain other subsidiaries are carried at their statutory equity value with unrealized changes in value recorded directly in surplus. Investments in majority owned subsidiaries are generally carried at their Statutory or US GAAP equity with dividends received being recorded in investment income.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•

The Company enters into reverse repurchase agreements with third party broker-dealers for the purpose of enhancing the total return on its investment portfolio. The repurchase trading strategy involves the purchase of securities, with a simultaneous agreement to resell similar securities at a future date at an agreed-upon price. Securities purchased under these agreements are accounted for as secured borrowings, and are reported at amortized cost in cash, cash equivalents and short-term investments.

Under these tri-party repurchase agreements, the designated custodian takes possession of the underlying collateral on the Company’s behalf, which is required to be cash or government securities. The fair value of the securities is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The collateral cannot be sold or repledged and has not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included as a liability in repurchase agreements. The Company discontinued the dollar repurchase agreement program in the fourth quarter of 2022.

•

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned, and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•

Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is unrated or has a NAIC designation of three to six, in which case it is reported at the lower of amortized cost or fair value.

•

The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a bond investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

○	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

○

Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, interest rate floor and equity options, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected or that are not eligible for hedge accounting are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit (“GLWB”) liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a money market fund. Securities pledged to the Company generally consist of U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of miscellaneous income.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2023, 2022 and 2021.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus at their cash surrender values. At December 31, 2023, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 26% equity, 36% fixed income, 17% cash and short terms, and 21% other. At December 31, 2022, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 25% equity, 38% fixed income, 24% cash and short terms, 1% real estate and 12% other.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving (“PBR”) methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

2. Recently Adopted Accounting Pronouncements

In 2023, the Statutory Accounting Principles Working Group (“SAPWG”) adopted as final, a new concept Issue Paper No. 167 – Derivatives and Hedging. This issue paper details the historical actions of the authoritative guidance resulting in new SAP concepts within SSAP No. 86 – Derivatives related to a) hedge documentation and initial assessment efficiencies, b) hedge effectiveness and measurement methods for excluded components and c) portfolio layer method and partial term hedging. As the statutory accounting guidance has already been adopted, the issue paper adoption is for historical documentation and does not change authoritative guidance. The adoption of this concept in March 2023 did not have a material effect on the Company’s financial statements.

In 2023, the SAPWG adopted as final, a new concept INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve. This interpretation provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) interest maintenance reserve (IMR) up to 10% of adjusted capital and surplus. It will be effective until December 31, 2025, and automatically nullified on January 1, 2026, but the effective date can be adjusted (e.g., nullified earlier or extended). The Company adopted this guidance in August 2023 and the admitted net negative (disallowed) IMR is reflected within other assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

In 2023, the SAPWG adopted as final, a new concept 2019-21 Bond Definition. This adoption revises SSAP No. 26R – Bonds and SSAP No. 43R – Loan-Backed and Structured Securities for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition and/or SSAP references. This concept was adopted in August 2023 with a January 1, 2025 effective date. The Company is currently evaluating the effects on its financial statements and footnote disclosures of the future implementation of the concept.

In 2023, the SAPWG adopted as final, a new concept 2023-17: Short-Term Investments under SSAP No. 2R – Cash, Cash Equivalents, Drafts, and Short-Term investments. This issue paper further restricts the investments that are permitted for cash equivalent and short-term investment reporting. The revisions also exclude all Schedule BA: Other Long-Term Investments and mortgage loans. The Company adopted this concept in December 2023 with a January 1, 2025 effective date, to coincide with the bond project noted above. The Company is currently evaluating the effects on its financial statements and footnote disclosures of the future implementation of the concept.

In 2020, Statutory Accounting Principles Working Group (“SAPWG”) adopted a revised SSAP 32R, Preferred Stock, and a corresponding Issue Paper No. 164, Preferred Stock. The revised SSAP improves the definition of preferred stock, revises the measurement guidance based on the type and terms of preferred stock held, and clarifies the impairment and dividend recognition guidance. The standard was adopted with an effective date of January 1, 2021. The adoption of this standard did not have a material effect on the Company’s financial statements.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

In 2021, the SAPWG adopted revisions to SSAP No. 26R, Bonds. The SSAP revisions clarify that perpetual bonds are within scope of SSAP No. 26R. Those with an effective call option shall be amortized under the yield-to-worst concept, and those that do not possess, or no longer possess, a call feature shall be reported at fair value. Additional revisions expand current called bond disclosures to include bonds terminated through a tender offer. The revisions were adopted with an effective date of January 1, 2021. The adoption of these revisions did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted updated, summarized financial modeling guidance for residential mortgage-backed securities and commercial mortgage-backed securities in SSAP No. 43R – Loan-Backed and Structured Securities. This guidance continues to refer users to the detailed financial modeling guidance in the Purposes and Procedures Manual of the Investment Analysis Office, and was adopted on April 1, 2022. The adoption of this standard did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted a new concept under SSAP No. 86 Derivatives. The revisions adopt elements from Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2017-12: Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities for determining hedge effectiveness. The revisions also incorporate statutory-specific measurement methods for excluded components in hedging instruments. These revisions were adopted with an effective date of January 1, 2023. The adoption of this accounting pronouncement did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted a new concept under SSAP No. 86 Derivatives. The revisions adopt with modification derivative guidance from ASU 2017-12, Derivatives and Hedging and ASU 2022-01, Fair Value Hedging – Portfolio Layer to include guidance for the portfolio layer method and partial-term hedges. These revisions were adopted with an effective date of January 1, 2023. The adoption of this accounting pronouncement did not have a material effect on the Company’s financial statements.

3. Related Party Transactions

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services.

On April 1, 2022, the Company completed the acquisition of all of the voting equity interests in Prudential Retirement Insurance and Annuity Company as part of the acquisition of Prudential’s Full Service retirement business. This transaction was accounted for as a statutory acquisition. On August 2, 2022, it was announced that the entity was renamed to Empower Annuity Insurance Company (“EAIC”). Additionally, on April 1, 2022, the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of Prudential Insurance Company of America (“PICA”). As a result of the acquisitions, EAICA made the following changes:

•	All employees of PICA acquired by EAICA were transferred to Empower.

•	Substantially all vendor contracts were assigned to Empower.

The Company’s separate accounts invest in shares of Empower Funds, Inc., and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2023, 2022 and 2021, these purchases totaled $334,812, $108,285 and $232,833 respectively. As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $173,142 and $211,670 at December 31, 2023 and 2022, respectively, which is also included in the assets and liabilities of the general account at those dates.

During June of 2018, the Company invested $35,000 to fund the initial creation of five mutual funds offered by its subsidiary, Empower Capital Management LLC, (“ECM”). When the funds met certain targets for customer investment, the Company began redeeming its interests. The remaining investments were $26 and $22 at December 31, 2023 and 2022, respectively.

During the years ended December 31, 2023 and 2022, the Company contributed $200,273 and $187,948 to partnership funds controlled by Great-West Lifeco, Inc., respectively. The total invested amount in these partnerships as of December 31, 2023 was $94,544. The remaining Company commitments for these partnership funds through subsequent years total $761,793 (Refer to Note 18 for additional details).

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes amounts due from parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2023	2022

Empower(1)	On account	On demand	$351,723	$172,841

Great-West South Carolina (“GWSC”)(1)	On account	On demand	25,881	13,869

ELAINY(1)	On account	On demand	—	10,773

ETC(1)	On account	On demand	264	10,251

CLAC(2)	On account	On demand	19,723	9,631

EAG(1)	On account	On demand	—	8,000

EFSI (1)	On account	On demand	4,671	5,853

EAIC(1)	On account	On demand	—	3,476

EPS(1)	On account	On demand	25	24

ECM(1)	On account	On demand	20,200	—

Empower Personal Wealth, LLC (“EPW”)(1)	On account	On demand	988	—

Other related party receivables	On account	On demand	315	20

Total			$423,790	$234,738

(1) A wholly-owned subsidiary of EAICA

(2) An indirect wholly-owned subsidiary of Lifeco

The following table summarizes amounts due to parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2023	2022

ECM(1)	On account	On demand	$1,410	$6,184

EAG(1)	On account	On demand	2	—

ELAINY(1)	On account	On demand	12,764	—

EAIC(1)	On account	On demand	105,294	—

Other related party payables	On account	On demand	1,340	497

Total			$120,810	$6,681

(1) A wholly-owned subsidiary of EAICA

Included in current federal income taxes owed at December 31, 2023 is $51,453 of income tax payable to Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S. Included in prior federal income taxes recoverable at December 31, 2022 is $19,519 of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

The Company received cash payments of $22,170, $19,004 and $13,470 from its subsidiary, GWSC, in 2023, 2022 and 2021 respectively, under the terms of its tax sharing agreement. During the years ended December 31, 2023, 2022 and 2021, the Company received interest income of $1,363, $1,841 and $1,326 respectively, from GWSC relating to the tax sharing agreement.

During the year ended December 31, 2023, the Company received dividends of $529,364 from its subsidiaries, the largest being $419,631 from EAIC. During the year ended December 31, 2022, the Company received dividends of $222,600 from its subsidiaries, the largest being $120,000 from Empower. During the year ended December 31, 2021, the Company received dividends of $151,075 from its subsidiaries, the largest being $96,675 from Empower.

During the years ended December 31, 2023 and 2022, the Company paid cash dividends to EHI in the amounts of $350,000 and $231,000 respectively.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

For the year ended December 31, 2022, the Prudential transaction resulted in an additional amount of $18,614 which was determined to be owed to the Company from ELAINY and is related to reinsurance trust activity associated with PICA. This amount was included within the Other Assets in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company and ELAINY have an agreement whereby the Company has committed to provide ELAINY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2023
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value

U.S. government	$92,408	$1,282	$744	$92,946

All other governments	164,811	795	15,723	149,883

U.S. states, territories and possessions	272,743	7,085	3,051	276,777

Political subdivisions of states and territories	28,471	114	1,638	26,947

Special revenue and special assessments	363,841	1,058	24,641	340,258

Industrial and miscellaneous	19,756,280	34,892	2,129,647	17,661,525

Parent, subsidiaries and affiliates	558	—	—	558

Hybrid securities	66,720	844	1,626	65,938

Loan-backed and structured securities	5,845,903	6,293	402,867	5,449,329

Total bonds	$26,591,735	$52,363	$2,579,937	$24,064,161

	December 31, 2022
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value

U.S. government	$42,956	$253	$1,171	$42,038

All other governments	165,140	217	19,482	145,875

U.S. states, territories and possessions	343,827	7,972	6,685	345,114

Political subdivisions of states and territories	35,969	112	2,510	33,571

Special revenue and special assessments	432,065	791	32,697	400,159

Industrial and miscellaneous	21,774,565	14,230	2,987,352	18,801,443

Parent, subsidiaries and affiliates	1,654	—	—	1,654

Hybrid securities	126,575	—	12,432	114,143

Loan-backed and structured securities	6,945,926	4,935	632,936	6,317,925

Total bonds	$29,868,677	$28,510	$3,695,265	$26,201,922

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2023
	Book/adjusted carrying value	Fair value

Due in one year or less	$1,845,132	$1,819,789

Due after one year through five years	8,185,988	7,794,236

Due after five years through ten years	7,763,376	6,789,168

Due after ten years	3,585,994	2,846,543

Loan-backed and structured securities	5,845,903	5,449,329

Total bonds	$27,226,393	$24,699,065

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2023	2022	2021

Consideration from sales	$3,556,834	$17,782,699	$16,279,609

Gross realized gains from sales	6,466	53,961	67,784

Gross realized losses from sales	172,254	281,028	128,841

Unrealized losses on bonds and preferred stock

The following tables summarize gross unrealized investment losses (amount by which amortized cost exceeds fair value and inclusive of foreign exchange related unrealized losses recorded to surplus) by class of investment:

	December 31, 2023
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss

U.S. government	$—	$—	$26,104	$744	$26,104	$744

All other governments	795	37	133,685	15,686	134,480	15,723

U.S. states, territories and possessions	13,016	48	106,245	3,003	119,261	3,051

Political subdivisions of states and territories	—	—	11,832	1,638	11,832	1,638

Special revenue and special assessments	3,829	445	258,556	23,822	262,385	24,267

Industrial and miscellaneous	208,321	6,098	16,199,386	2,386,721	16,407,707	2,392,819

Hybrid securities	12,568	95	24,438	4,908	37,006	5,003

Loan-backed and structured securities	171,746	12,023	4,892,509	401,639	5,064,255	413,662

Total bonds	$410,275	$18,746	$21,652,755	$2,838,161	$22,063,030	$2,856,907

Preferred stock	$—	$—	$74,751	$5,530	$74,751	$5,530

Total number of securities in an unrealized loss position		118		4,029		4,147

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2022
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss

U.S. government	$37,679	$1,160	$96	$11	$37,775	$1,171

All other governments	103,357	10,217	38,864	9,265	142,221	19,482

U.S. states, territories and possessions	153,571	5,325	5,841	1,360	159,412	6,685

Political subdivisions of states and territories	6,874	1,119	6,585	1,391	13,459	2,510

Special revenue and special assessments	203,333	12,146	130,425	20,551	333,758	32,697

Industrial and miscellaneous	11,777,186	1,660,166	6,460,755	1,730,054	18,237,941	3,390,220

Hybrid securities	16,858	677	97,284	16,475	114,142	17,152

Loan-backed and structured securities	4,286,875	360,948	1,959,396	276,309	6,246,271	637,257

Total bonds	$16,585,733	$2,051,758	$8,699,246	$2,055,416	$25,284,979	$4,107,174

Preferred stock	$50,017	$4,306	$25,597	$2,327	$75,614	$6,633

Total number of securities in an unrealized loss position		2,447		2,407		4,854

Bonds and preferred stock - Total unrealized losses decreased by ($1,251,370), or (30%), from December 31, 2022 to December 31, 2023. The decrease in unrealized losses was across most asset classes and was primarily driven by higher valuations as a result of lower rates at December 31, 2023 compared to December 31, 2022.

Total unrealized losses greater than twelve months increased by $785,948 from December 31, 2022 to December 31, 2023. Industrial and miscellaneous account for 84%, or $2,386,721 of the unrealized losses greater than twelve months at December 31, 2023. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 14%, or $401,639, of the unrealized losses greater than twelve months at December 31, 2023. Of the $401,639 of unrealized losses over twelve months on loan-backed and structured securities, 97% or $390,694 are securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 14% and 16% of total invested assets at December 31, 2023 and 2022, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value of derivative instruments with credit-risk-related contingent features that were in a net liability position was $14,908 and $63,264 as of December 31, 2023 and 2022, respectively. The Company had pledged collateral related to these derivatives of $53 and $29,830 as of December 31, 2023 and 2022, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2023 the fair value of assets that could be required to settle the derivatives in a net liability position was $14,855.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

At December 31, 2023 and 2022, the Company had pledged $53 and $29,830, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $307,014 and $506,700 unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements, respectively.

At December 31, 2023 and 2022, the Company had pledged U.S. Treasury notes in the amount of $308 and $3,158, respectively, with a broker as collateral for futures contracts.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, treasury interest rate futures, and interest rate floors. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures and options on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments:

	December 31, 2023
	Notional amount	Net book/ adjusted carrying value (1)	Fair value

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$13,300	$—	$774

Cross-currency swaps	2,603,665	150,104	209,048

Total cash flow hedges	2,616,965	150,104	209,822

Derivatives not designated as hedges:

Interest rate swaps	50,980	335	335

Futures on equity indices	857	308	5

Cross-currency swaps	584,947	81,385	81,385

Foreign currency forwards	88,620	(2,336)	(2,336)

Total derivatives not designated as hedges	725,404	79,692	79,389

Total cash flow hedges, and derivatives not designated as hedges	$3,342,369	$229,796	$289,211

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

	December 31, 2022
	Notional amount	Net book/ adjusted carrying value (1)	Fair value

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$18,300	$—	$1,971

Cross-currency swaps	2,826,016	279,839	399,835

Total cash flow hedges	2,844,316	279,839	401,806

Derivatives not designated as hedges:

Interest rate swaps	714,954	(25,504)	(26,656)

Futures on equity indices	40,036	2,487	242

Interest rate futures	10,800	671	(14)

Cross-currency swaps	551,359	109,353	108,941

Foreign currency forwards	61,106	(1,009)	(1,009)

Total derivatives not designated as hedges	1,378,255	85,998	81,504

Total cash flow hedges and derivatives not designated as hedges	$4,222,571	$365,837	$483,310

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents net unrealized capital gains (losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized capital gains (losses) on derivatives recognized in surplus
	Year Ended December 31,
	2023	2022	2021

Derivatives not designated as hedging instruments:

Interest rate swaps	$19,797	$(21,543)	(7,646)

Interest rate swaptions	—	38	403

Futures on equity indices	(803)	1,055	(306)

Interest rate futures	(73)	73	(21)

Cross-currency swaps	(26,913)	45,691	11,669

Foreign currency forwards	(1,049)	(797)	20

Total	$(9,041)	$24,517	$4,119

Securities lending

Securities with a cost or amortized cost of $617,821 and $117,997, and estimated fair values of $602,090 and $102,545 were on loan under the program at December 31, 2023 and 2022, respectively.

The following table summarizes securities on loan by category:

	December 31,		December 31,
	2023		2022
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value

Hybrid securities	$4	$4	$—	$—

Industrial and miscellaneous	149,222	133,182	117,997	102,545

U.S. government	468,595	468,904	—	—

	$617,821	$602,090	$117,997	$102,545

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $317,362 and $107,068, and securities of $299,686 and $0 as collateral related to the securities lending program at December 31, 2023 and 2022, respectively. None of the securities are permitted to be sold or repledged and all of the cash was reinvested. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Restricted assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

	December 31, 2023
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:

Collateral held under security lending arrangements	$317,362	$—	$—	$—	$317,362	$107,068	$210,294	$—	$317,362	0.43%	0.44%

FHLB capital stock	551	—	—	—	551	509	42	—	551	0.00%	0.00%

On deposit with states	4,299	—	—	—	4,299	4,213	86	—	4,299	0.01%	0.01%

On deposit with other regulatory bodies	535	—	—	—	535	503	32	—	535	0.00%	0.00%

Pledged as collateral not captured in other categories:

Futures margin deposits	308	—	2,417	—	2,725	4,960	(2,235)	—	2,725	0.00%	0.00%

Derivative cash collateral	17	—	432	—	449	30,172	(29,723)	—	449	0.00%	0.00%

Other restricted assets	1,041	—	—	—	1,041	1,088	(47)	—	1,041	0.00%	0.00%

Total Restricted Assets	$324,113	$—	$2,849	$—	$326,962	$148,513	$178,449	$—	$326,962	0.45%	0.45%

	December 31, 2022
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:

Collateral held under security lending arrangements	$107,068	$—	$—	$—	$107,068	$126,254	$(19,186)	$—	$107,068	0.14%	0.14%

FHLB Capital Stock	509	—	—	—	509	501	8	—	509	0.00%	0.00%

On deposit with states	4,213	—	—	—	4,213	4,246	(33)	—	4,213	0.01%	0.01%

On deposit with other regulatory bodies	503	—	—	—	503	529	(26)	—	503	0.00%	0.00%

Pledged as collateral not captured in other categories:

Futures margin deposits	3,158	—	1,802	—	4,960	3,477	1,483	—	4,960	0.02%	0.02%

Derivative cash collateral	29,830	—	342	—	30,172	11,033	19,139	—	30,172	0.04%	0.04%

Other restricted assets	1,088	—	—	—	1,088	1,132	(44)	—	1,088	0.00%	0.00%

Total Restricted Assets	$146,369	$—	$2,144	$—	$148,513	$147,172	$1,341	$—	$148,513	0.20%	0.20%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2023	2022	2021

Bonds	$1,010,128	$928,803	$747,549

Preferred stock	5,917	4,377	4,249

Common stock	52	629	964

Mortgage loans	204,415	186,997	141,323

Real estate	32,253	29,693	31,241

Contract loans	182,531	184,184	186,842

Cash, cash equivalents and short-term investments	49,548	9,763	6,249

Derivative instruments	41,131	39,585	31,105

Other invested assets	567,873	247,053	181,987

Miscellaneous	7,959	(1,564)	8,619

Gross investment income	2,101,807	1,629,520	1,340,128

Expenses	(132,606)	(110,966)	(77,391)

Net investment income	$1,969,201	$1,518,554	$1,262,737

The amount of interest incurred and charged to investment expense during the years ended December 31, 2023, 2022 and 2021 was $78,482, $74,797 and $40,395, respectively.

The following table summarizes net realized capital gains (losses) on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2023	2022	2021

Net realized capital (losses) gains, before federal income tax	$ (205,215)	$(200,418)	$(55,369)

Less: Federal income tax (benefit) expense	(43,095)	(42,088)	(11,628)

Net realized capital (losses) gains, before IMR transfer	(162,120)	(158,330)	(43,741)

Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) expense of ($36,892), ($48,369) and ($12,531), respectively	(138,784)	(181,960)	(47,140)

Net realized capital gains (losses), net of federal income tax (benefit) expense of ($6,203), $6,281 and $904, respectively, and IMR transfer	$(23,336)	$23,630	$3,399

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Interest maintenance reserve

The Company does not have any unamortized balances in IMR for allocated gains and losses from derivatives that were reported at fair value prior to the termination of the derivative. The Company’s net negative (disallowed) IMR in aggregate and allocated between the general account and insulated separate accounts is $18,992 at December 31, 2023. Of this amount, $17,477 is admitted in the general account and $1,515 is reported as an asset in the insulated separate account. The calculated adjusted capital and surplus is $3,517,345 at December 31, 2023. The admitted net negative (disallowed) IMR, including amounts admitted in the general account and recognized as an asset in the separate accounts, represents 0.54% of adjusted capital and surplus. Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies. Any deviation was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities. IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortization in lieu of being recognized as realized gains upon derivative termination. Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2023	2022

Industrial and miscellaneous	60%	64%

	Concentration by industry
	December 31,
	2023	2022

Financial services	15%	16%

Mortgage loans

The following table summarizes the recorded investment of the commercial all other mortgage loan portfolio by risk assessment category:

	December 31,
	2023	2022

Performing:

Non-Participation agreements	$3,461,108	$3,592,633

Participation agreements	2,376,432	2,540,062

Total Performing	5,837,540	6,132,695

Non-Performing:

Participation agreements	59,013	—

Total Non-Performing	59,013	—

Total recorded investment of commercial mortgage loans	$5,896,553	$6,132,695

All of the performing loans were current as of December 31, 2023 and 2022. The non-performing loans are considered impaired, with one loan in the amount of $4,844 in the process of foreclosure, and a corresponding specific provision of $17,822 was recorded due to the estimated loss anticipated to be recognized in 2024.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2023 and 2022 were 8.0% and 7.2%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2023 and 2022 were 5.3% and 2.8%, respectively.

During 2023 and 2022, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 53% and 71%, respectively.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2023 and 2022:

	December 31,

	2023	2022

Beginning balance	$646	$745

Additions charged to operations - general provision	37,644	—

Additions charged to operations - specific provision	17,822	—

Recoveries of amounts previously charged off	—	(99)

Ending balance	$56,112	$646

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type

	December 31,

	2023	2022

Industrial	35%	33%

Multi-family	33%	36%

Office	16%	14%

Retail	10%	10%

Other	6%	7%

	100%	100%

	Concentration by geographic area

	December 31,

	2023	2022

Pacific	30%	31%

East North Central	18%	18%

South Atlantic	16%	15%

Other	10%	10%

Middle Atlantic	10%	9%

Mountain	7%	8%

West South Central	6%	6%

New England	3%	3%

	100%	100%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

5. Fair Value Measurements

Fair value hierarchy

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2023
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Bonds

Industrial and miscellaneous	$—	$2,348	$—	$—	$2,348

Hybrid securities	—	11,906	—	—	11,906

Preferred stock

Redeemable preferred stock	—	500	—	—	500

Common stock

Mutual funds	26	—	—	—	26

Other invested assets

Limited partnerships	—	—	—	719,547	719,547

Residual tranche	—	40,829	—	—	40,829

Derivatives

Interest rate swaps	—	2,309	—	—	2,309

Cross-currency swaps	—	81,385	—	—	81,385

Separate account assets (1)	11,474,482	9,628,887	—	825,699	21,929,068

Total assets at fair value/NAV	$11,474,508	$9,768,164	$—	$1,545,246	$22,787,918

Liabilities:

Derivatives

Interest rate swaps	$—	$1,974	$—	$—	$1,974

Foreign currency forwards	—	2,336	—	—	2,336

Separate account liabilities (1)	47,658	950,338	—	—	997,996

Total liabilities	$47,658	$954,648	$—	$—	$1,002,306

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date
	December 31, 2022
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Bonds

Hybrid securities	$—	$15,313	$—	$—	$15,313

Common stock

Mutual funds	22	—	—	—	22

Other invested assets

Limited partnerships	—	—	—	514,208	514,208

Residual tranche	—	38,661	—	—	38,661

Industrial and miscellaneous	—	4,040	—	—	4,040

Derivatives

Interest rate swaps	—	36,872	—	—	36,872

Cross-currency swaps	—	109,386	—	—	109,386

Separate account assets (1)	11,268,706	10,772,128	—	762,841	22,803,674

Total assets at fair value/NAV	$11,268,728	$10,976,400	$—	$1,277,049	$23,522,176

Liabilities:

Derivatives

Interest rate swaps	$—	$62,376	$—	$—	$62,376

Foreign currency forwards	—	1,009	—	—	1,009

Separate account liabilities (1)	172	874,161	—	—	874,336

Total liabilities	$172	$937,546	$—	$—	$937,721

(1) Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2023
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$24,064,161	$26,591,735	$—	$24,063,603	$558	$—	$24,064,161

Preferred stock	76,751	82,263	—	76,751	—	—	76,751

Common stock (1)	577	577	26	551	—	—	577

Mortgage loans	5,420,327	5,840,441	—	5,420,327	—	—	5,420,327

Real estate	240,405	49,381	—	—	240,405	—	240,405

Cash, cash equivalents and short-term investments	1,648,896	1,648,651	1,013,992	634,904	—	—	1,648,896

Contract loans	3,711,737	3,711,737	—	—	3,711,737	—	3,711,737

Other long-term invested assets	799,197	807,798	—	79,650	—	719,547	799,197

Securities lending reinvested collateral assets	317,362	317,362	—	317,362	—	—	317,362

Collateral under derivative counterparty collateral agreements	185,543	185,543	185,543	—	—	—	185,543

Receivable for securities	47,064	38,683	—	47,064	—	—	47,064

Derivative instruments	304,119	248,542	5	304,114	—	—	304,119

Separate account assets	23,068,195	23,147,893	11,510,611	10,731,885	—	825,699	23,068,195

Total assets	$59,884,334	$62,670,606	$12,710,177	$41,676,211	$3,952,700	$1,545,246	$59,884,334

Liabilities:

Deposit-type contracts	$8,310,113	$9,585,838	$—	$8,310,113	$—	$—	$8,310,113

Commercial paper	99,718	99,718	—	99,718	—	—	99,718

Payable under securities lending agreements	317,362	317,362	—	317,362	—	—	317,362

Collateral under derivative counterparty collateral agreements	185,526	185,526	185,526	—	—	—	185,526

Payable for securities	21,771	21,771	—	21,771	—	—	21,771

Derivative instruments	14,908	19,053	—	14,908	—	—	14,908

Separate account liabilities	997,996	997,996	47,658	950,338	—	—	997,996

Total liabilities:	$9,947,394	$11,227,264	$233,184	$9,714,210	$—	$—	$9,947,394

(1) Per NAIC guidelines, investments accounted for under the equity method are excluded.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2022
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$26,201,923	$29,868,677	$—	$26,200,270	$1,653	$—	$26,201,923

Preferred Stock	75,614	82,247	—	75,614	—	—	75,614

Common Stock (1)	531	531	22	509	—	—	531

Mortgage loans	5,557,512	6,132,049	—	5,557,512	—	—	5,557,512

Real estate	246,852	55,057	—	—	246,852	—	246,852

Cash, cash equivalents and short-term investments	375,014	375,173	325,986	49,028	—	—	375,014

Contract loans	3,805,700	3,805,700	—	—	3,805,700	—	3,805,700

Other long-term invested assets	616,325	626,227	—	102,117	—	514,208	616,325

Securities lending reinvested collateral assets	107,068	107,068	7,312	99,756	—	—	107,068

Collateral under derivative counterparty collateral agreements	534,828	534,828	534,828	—	—	—	534,828

Receivable for securities	51,601	35,680	—	51,601	—	—	51,601

Derivative instruments	539,602	426,767	242	539,360	—	—	539,602

Separate account assets	22,803,674	22,913,246	11,268,707	10,772,127	—	762,840	22,803,674

Total assets	$60,916,244	$64,963,250	$12,137,097	$43,447,894	$4,054,205	$1,277,048	$60,916,244

Liabilities:

Deposit-type contracts	$6,328,975	$8,051,601	$—	$6,328,975	$—	$—	$6,328,975

Commercial paper	99,760	99,760	—	99,760	—	—	99,760

Payable under securities lending agreements	107,068	107,068	7,312	99,756	—	—	107,068

Collateral under derivative counterparty collateral agreements	504,590	504,590	504,590	—	—	—	504,590

Payable for securities	22,284	22,284	—	22,284	—	—	22,284

Derivative instruments	63,545	64,054	14	63,531	—	—	63,545

Separate account liabilities	874,336	874,336	172	874,164	—	—	874,336

Total liabilities	$8,000,558	$9,723,693	$512,088	$7,488,470	$—	$—	$8,000,558

(1) Per NAIC guidelines, investments accounted for under the equity method are excluded.

Bonds, preferred and common stock

The fair values for bonds, preferred and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds. The fair values for residual tranches are generally based upon evaluated prices from independent pricing services.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, of which the timing is unknown. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps, interest rate swaptions, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices, and interest rate swap futures are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

6.  Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2023			December 31, 2022
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Other invested assets	$1,700,076	$461,232	$1,238,844	$1,718,980	$641,282	$1,077,698

Common stocks	1,848,986	182,167	1,666,819	2,439,929	328,345	2,111,584

Deferred income taxes	425,592	273,412	152,180	419,535	317,543	101,992

Due from parent, subsidiaries and affiliate	497,032	73,242	423,790	305,180	70,442	234,738

Other assets	760,187	9,588	750,599	1,311,031	17,045	1,293,986

Furniture, fixtures and equipment	15,074	15,074	—	9,863	9,863	—

Reinsurance recoverable	350,732	79	350,653	261,045	1,931	259,114

Other prepaid assets	3,651	3,651	—	3,063	3,063	—

Premiums deferred and uncollected	11,928	161	11,767	13,905	438	13,467

Cash, cash equivalents and short-term investments	1,648,652	1	1,648,651	375,173	—	375,173

The following table summarizes the Company’s aggregate Statement of Admitted Assets, Liabilities, Capital and Surplus values of all subsidiary, controlled and affiliated entities (“SCA”), except insurance SCA entities as follows:

	December 31, 2023			December 31, 2022
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Common stock	$14,114	$—	$14,114	$42,993	$2,748	$40,245

Other invested assets	605,055	461,232	143,823	630,309	641,282	(10,973)

7.  Business Combination and Goodwill

Goodwill that arises as a result of the acquisition of subsidiary limited liability companies is included in other invested assets in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital.

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the Empower Plan Services, (“EPS”), large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51,098 was recorded in other invested assets, which is being amortized over 10 years. At December 31, 2023 and 2022, the Company has $0 and $0, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2023, 2022 and 2021, the Company recorded $5,110, $5,110 and $5,110, respectively, of goodwill amortization related to this acquisition.

On August 17, 2020, the Company completed the acquisition of all of the voting equity interests in EPW, an industry-leading registered investment adviser and digital wealth manager. This transaction was accounted for as a statutory acquisition. Goodwill of $819,403 was recorded in other invested assets, which is being amortized over 10 years. On April 1, 2023, Personal Capital Advisors Corporation, a subsidiary of EPW, merged with Empower Advisory Group, another wholly-owned subsidiary of the Company. In conjunction with that merger, the Company reduced goodwill by $102 million through a charge to surplus. At December 31, 2023 and 2022, the Company has $0 and $0, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2023, 2022 and 2021, the Company recorded $71,100, $81,940 and $81,940, respectively, of goodwill amortization related to this acquisition.

On April 1, 2022, the Company completed the acquisition of all of the voting equity interests in Empower Annuity Insurance Company, (“EAIC”) as part of the acquisition of Prudential’s full service retirement business. This transaction was accounted for as a statutory acquisition. Goodwill of $645,941 was recorded in other invested assets, which will be amortized over ten

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

years. At December 31, 2023 and 2022, the Company has $351,735 and $276,897, respectively, of admitted goodwill related to this acquisition. Goodwill amortization of $64,594 and $48,446, respectively, was recorded for the periods ended December 31, 2023 and 2022.

Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of December 31, 2023	Amount of goodwill amortized for the year ended December 31, 2023	Admitted goodwill as a % of SCA book/adjusted carrying value, gross of admitted goodwill
Empower Plan Services	August 29, 2014	$64,169	$51,098	$—	$5,110	—%
Empower Personal Wealth	August 17, 2020	854,190	819,403	—	71,100	—%
Empower Annuity Insurance Company	April 1, 2022	1,930,036	645,941	351,735	64,594	27%

8. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

The Company assumes risk from approximately 35 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. The Company no longer solicits new assumed reinsurance.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2023, 2022 and 2021 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On April 1, 2022 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of PICA. The PICA transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

(In millions)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	April 1,
2022

Admitted assets:

Cash and invested assets:

Bonds	$4,158

Mortgage loans	1,150

Cash, cash equivalents, and short-term investments	60

Total cash and invested assets	5,368

Investment income due and accrued	32

Reinsurance receivables	45

Other assets	7

Total admitted assets	$5,452

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

(In millions)

April 1,
2022

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$5,762

Interest maintenance reserve	(103)

Other liabilities	(18)

Total liabilities	5,641

Capital and surplus:

Unassigned deficit	(189)

Total capital and surplus	(189)

Total liabilities, capital and surplus	$5,452

(In millions)

Statutory Statements of Operations	April 1,
2022
Income:

Premium income and annuity consideration	$5,694

Total income	5,694

Expenses:

Increase in aggregate reserves for life and accident and health policies and contracts	5,762

Total benefits	5,762

Commissions and expense allowances on reinsurance assumed	224

Interest maintenance reserve reinsurance activity	(103)

Total benefit and expenses	5,883

Net loss from operations before federal income taxes	$(189)

The Prudential transaction also included $1,362.6 million of separate account assets acquired under modified coinsurance. While PICA holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company, as discussed in Note 11.

In August 2021, the Company was funded with $1,193.0 million of limited recourse capital notes and in March 2022, the Company additionally received $810.0 million of capital contributions from EHI to finance the Prudential transaction. In consideration for the capital contribution, the Company issued $2.6 million of common stock, and recorded the remainder as gross paid in and contributed surplus, as discussed in Note 12.

The Company and an affiliate have engaged in a modified coinsurance (“ModCo”) reinsurance agreement since 2018. The affiliate, Canada Life International Reinsurance Corporation Limited (“CLIRC”), novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”) and upon transfer, on December 31, 2020, increased the ceding percentage for this block of group annuity insurance policies from 40% to 90%. The Company and CLIRBC amended this agreement on December 31, 2022, which increased the ceding percentage for this block of group annuity insurance policies from 90% to 100%, increased the expense allowance rate, and increased the risk charge rate. The Company has ceded ModCo

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

reserves of $11,061,700 and $12,232,487 as of December 31, 2023 and 2022, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the intended termination date.

The Company and an affiliate have engaged in a ModCo reinsurance agreement since 2011. The affiliate, CLIRC, novated the contract to CLIRBC on December 31, 2020. Per the terms of the agreement, the Company cedes 90% of its closed in-force block of participating life insurance policies. The Company had ceded modified coinsurance reserves of $5,865,988 as of December 31, 2021. On July 1, 2022, the Company terminated its reinsurance agreement with CLIRBC. As a result of that termination, the Company recaptured $5,835,855 of ceded premium income and annuity consideration and reserve adjustment on reinsurance ceded.

The Company and Hannover have engaged in a coinsurance with funds withheld and yearly renewable term transactions on December 31, 2022 in which the Company cedes a portion of its closed in-force block of participating whole life insurance policies and established a funds withheld payable to Hannover. The Company received a ceding commission, will receive expense allowances and is eligible for experience refunds, and will pay risk charges over time. The Company has ceded reserves of $2,942,846 and $3,021,172 as of December 31, 2023 and 2022, respectively. The reinsurance agreement has an automatic experience refund termination date of January 1, 2035. The Company may recapture the ceded reinsurance policies at any time prior to the experience refund termination date, subject to certain fees payable to Hannover. The ceding commission is accounted for in the ‘Commissions and expense allowances on reinsurance ceded’ within the Statement of Operations.

9. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	2.25% to 6.00%

	- Annuity Funds	1% to 11.25%

	- Disability	2.50% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (“CSO”) tables, and American Experience

- Annuity Funds

Various annuity valuation tables, primarily including the GA 1971 and 83a Individual Annuitant Mortality (“IAM”), Group Annuity Reserve (“GAR”) 94, 1951, 1971 and 1983 Group Annuity Mortality (“GAM”), Annuity 2000, Group Annuity Reserving table (“1994-GAR”), and 2012 Individual Annuity Reserving table (“2012 IAR”).

Morbidity	- Disability	1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2023 and 2022, the Company had $3,541,716 and $2,467,921, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1.	Individual Annuities

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	131,751	3,221,331	3,353,082	98.6%

Total with adjustment or at market value	—	131,751	3,221,331	3,353,082	98.6%

At book value without adjustment (minimal or no charge adjustment)	29,108	—	—	29,108	0.9%

Not subject to discretionary withdrawal	18,697	—	—	18,697	0.5%

Total gross	47,805	131,751	3,221,331	3,400,887	100.0%

Reinsurance ceded	47,379	—	—	47,379

Total, net	$426	$131,751	$3,221,331	$3,353,508

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	128,603	3,192,772	3,321,375	98.3%

Total with adjustment or at market value	—	128,603	3,192,772	3,321,375	98.3%

At book value without adjustment (minimal or no charge adjustment)	30,392	—	—	30,392	0.9%

Not subject to discretionary withdrawal	26,056	—	—	26,056	0.8%

Total gross	56,448	128,603	3,192,772	3,377,823	100.0%

Reinsurance ceded	55,994	—	—	55,994

Total, net	$454	$128,603	$3,192,772	$3,321,829

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

2. Group Annuities

	December 31, 2023

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$25,191,286	$—	$—	$25,191,286	64.5%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	6,220,950	5,243,087	11,464,037	29.3%

Total with adjustment or at market value	25,191,286	6,220,950	5,243,087	36,655,323	93.8%

At book value without adjustment (minimal or no charge adjustment)	1,880,373	—	—	1,880,373	4.8%

Not subject to discretionary withdrawal	542,867	—	—	542,867	1.4%

Total gross	27,614,526	6,220,950	5,243,087	39,078,563	100.0%

Reinsurance ceded	1,123	—	—	1,123

Total, net	$27,613,403	$6,220,950	$5,243,087	$39,077,440

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$28,019,274	$—	$—	$28,019,274	62.6%

At book value less current surrender charges of 5% or more	205	—	—	205	—%

At fair value	—	6,557,028	5,287,580	11,844,608	26.4%

Total with adjustment or at market value	28,019,479	6,557,028	5,287,580	39,864,087	89.0%

At book value without adjustment (minimal or no charge adjustment)	4,344,917	—	—	4,344,917	9.7%

Not subject to discretionary withdrawal	578,424	—	—	578,424	1.3%

Total gross	32,942,820	6,557,028	5,287,580	44,787,428	100.0%

Reinsurance ceded	970	—	—	970

Total, net	$32,941,850	$6,557,028	$5,287,580	$44,786,458

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

3. Deposit-type Contracts

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$9,375,307	$—	$—	$9,375,307	97.7%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	—	—	—	—%

Total with adjustment or at market value	9,375,307	—	—	9,375,307	97.7%

At book value without adjustment (minimal or no charge adjustment)	169,243	—	—	169,243	1.8%

Not subject to discretionary withdrawal	48,612	—	—	48,612	0.5%

Total gross	9,593,162	—	—	9,593,162	100.0%

Reinsurance ceded	7,324	—	—	7,324

Total, net	$9,585,838	$—	$—	$9,585,838

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$7,718,720	$—	$—	$7,718,720	95.7%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	—	—	—	—%

Total with adjustment or at market value	7,718,720	—	—	7,718,720	95.7%

At book value without adjustment (minimal or no charge adjustment)	293,831	—	—	293,831	3.6%

Not subject to discretionary withdrawal	48,949	—	—	48,949	0.7%

Total gross	8,061,500	—	—	8,061,500	100.0%

Reinsurance ceded	9,899	—	—	9,899

Total, net	$8,051,601	$—	$—	$8,051,601

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2023	2022
General Account:
Annuities	$27,613,166	$32,941,611
Miscellaneous reserves	663	693
Deposit-type contracts	9,585,838	8,051,601

Subtotal	37,199,667	40,993,905
Separate Account:
Annuities (excluding supplementary contracts)	14,817,119	15,165,983

Total	$52,016,786	$56,159,888

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of life reserves are as follows:

	December 31, 2023
	General Account			Separate Account—Guaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Universal life	$6,253,598	$6,687,875	$6,722,372	$1,056,016	$1,056,016	$1,056,016

Other permanent cash value life insurance	—	6,364,107	6,632,321	—	—	—

Variable universal life	529,476	569,524	569,592	—	—	—

Not subject to discretionary withdrawal or no cash values:

Term policies with cash value	N/A	N/A	85,376	N/A	N/A	—

Accidental death benefits	N/A	N/A	58	N/A	N/A	—

Disability - active lives	N/A	N/A	326	N/A	N/A	—

Disability - disabled lives	N/A	N/A	99,723	N/A	N/A	—

Miscellaneous reserves	N/A	N/A	40,269	N/A	N/A	—

Total, gross	6,783,074	13,621,506	14,150,037	1,056,016	1,056,016	1,056,016

Reinsurance ceded	6,782,069	10,251,661	10,793,379	1,056,016	1,056,016	1,056,016

Total, net of reinsurance ceded	$1,005	$3,369,845	$3,356,658	$—	$—	$—

December 31, 2023
Separate Account—Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve

Universal life	$—	$—	$—

Other permanent cash value life insurance	—	—	—

Variable universal life	6,225,180	6,225,180	6,225,180

Not subject to discretionary withdrawal or no cash values:

Term policies with cash value	N/A	N/A	—

Accidental death benefits	N/A	N/A	—

Disability - active lives	N/A	N/A	—

Disability - disabled lives	N/A	N/A	—

Miscellaneous reserves	N/A	N/A	—

Total, gross	6,225,180	6,225,180	6,225,180

Reinsurance ceded	6,225,180	6,225,180	6,225,180

Total, net of reinsurance ceded	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2022
	General Account			Separate Account—Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Universal life	$6,370,324	$6,767,757	$6,801,480	$1,057,103	$1,057,103	$1,057,103

Other permanent cash value life insurance	—	6,554,010	6,840,373	—	—	—

Variable universal life	442,557	470,856	470,920	—	—	—

Not subject to discretionary withdrawal or no cash values:

Term policies with cash value	N/A	N/A	96,247	—	—	—

Accidental death benefits	N/A	N/A	59	—	—	—

Disability - active lives	N/A	N/A	337	—	—	—

Disability - disabled lives	N/A	N/A	105,392	—	—	—

Miscellaneous reserves	N/A	N/A	40,412	—	—	—

Total, gross	6,812,881	13,792,623	14,355,220	1,057,103	1,057,103	1,057,103

Reinsurance ceded	6,805,793	10,318,727	10,884,538	1,057,103	1,057,103	1,057,103

Total, net of reinsurance ceded	$7,088	$3,473,896	$3,470,682	$—	$—	$—

December 31, 2022
Separate Account—Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve

Universal life	$—	$—	$—

Other permanent cash value life insurance	—	—	—

Variable universal life	5,765,699	5,865,699	5,765,699

Not subject to discretionary withdrawal or no cash values:

Term policies with cash value	—	—	—

Accidental death benefits	—	—	—

Disability - active lives	—	—	—

Disability - disabled lives	—	—	—

Miscellaneous reserves	—	—	—

Total, gross	5,765,699	5,765,699	5,765,699

Reinsurance ceded	5,765,699	5,765,699	5,765,699

Total, net of reinsurance ceded	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Life actuarial reserves at December 31, were as follows:

	2023	2022
General Account:
Life insurance	$3,345,069	$3,470,682
Accidental death benefits	—	—
Active lives	—	—
Disability - disabled lives	—	—
Miscellaneous reserves	11,589	—

Total	$3,356,658	$3,470,682

10. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available. The Company’s issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company’s liquidity.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2023	2022

Face value	$100,000	$100,000

Carrying value	$99,718	$99,760

Interest expense paid	$4,844	$1,121

Effective interest rate	5.57%	4.52%

Maturity range (days)	19	20

11. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product
•	Variable Life Insurance Product
•	Hybrid Ordinary Life Insurance Product
•	Individual Indexed-Linked Annuity Product

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•	Individual Annuity
•	Group Annuity
•	Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•	Hybrid Ordinary Life Insurance Product
•	Group Annuity - Custom Stable Value Asset Funds
•	Variable Life Insurance Product
•	Individual Indexed-Linked Annuity Product

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company’s separate accounts invest in shares of Empower Funds, LLC, and Putnam Funds, open-end management investment companies which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2023 and 2022, the Company’s separate account assets that are legally insulated from the general account claims are $23,118,856 and $22,904,604.

As of December 31, 2023 and 2022, $10,601,515 and $10,116,069, respectively, of separate account reserves were ceded under modified coinsurance to Protective. While the Company holds the respective asset and liability under the modified coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2023 and 2022, $5,138,030 and $44,961,757, respectively, of separate account reserves were acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

As of December 31, 2023 and 2022, $73,525 and $743,381 of separate account reserves were acquired under modified coinsurance from PICA. While PICA holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $16,620, $10,785, $10,723, $11,325, and $11,649 for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder’s account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information regarding the Company’s separate accounts:

	Year Ended December 31, 2023
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$297,069	$505,552	$802,621

Reserves

For accounts with assets at:

Fair value	$6,469,505	$14,445,834	$20,915,339

Amortized cost	1,185,200	—	1,185,200

Total reserves	$7,654,705	$14,445,834	$22,100,539

By withdrawal characteristics:

At fair value	$6,469,505	$14,445,834	$20,915,339

At book value without fair value adjustment and with current surrender charge less than 5%	1,185,200	—	1,185,200

Total subject to discretionary withdrawals	$7,654,705	$14,445,834	$22,100,539

	Year Ended December 31, 2022
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$334,030	$593,856	$927,886

Reserves

For accounts with assets at:

Fair value	$6,810,908	$13,996,032	$20,806,940

Amortized cost	1,185,706	—	1,185,706

Total reserves	$7,996,614	$13,996,032	$21,992,646

By withdrawal characteristics:

At fair value	$6,810,908	$13,996,032	$20,806,940

At book value without fair value adjustment and with current surrender charge less than 5%	1,185,706	—	1,185,706

Total subject to discretionary withdrawals	$7,996,614	$13,996,032	$21,992,646

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2023	2022	2021

Transfers as reported in the Summary of Operations of the separate account statement:

Transfers to separate accounts	$802,621	$927,886	$1,060,561

Transfers from separate accounts	(2,874,149)	(2,367,236)	(2,907,674)

Net transfers from separate accounts	(2,071,528)	(1,439,350)	(1,847,113)
Reconciling adjustments:

Net transfer of reserves to separate accounts	524,666	308,625	473,021

Miscellaneous other	6,264	4,017	281

CARVM allowance reinsured	(16,418)	(22,149)	(15,221)

Reinsurance	(4,608,654)	(4,442,341)	(6,746,815)

Net transfers as reported in the Statements of Operations	$(6,165,670)	$(5,591,198)	$(8,135,847)

12. Capital and Surplus, Dividend Restrictions, and Other Matters

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

On December 29, 2017, the Company issued a surplus note in the face amount and carrying amount of $12,000 to EHI. The proceeds were used for general corporate purposes. The surplus note bears an interest rate of 3.5% per annum. The note matures on December 29, 2027. Interest paid on the note during 2023, 2022 and 2021 amounted to $420, $420 and $420, respectively, bringing total interest paid from inception to December 31, 2023 to $2,522. The amount of unapproved principal and interest was $0 at December 31, 2023.

On May 17, 2018, the Company issued a surplus note in the face amount and carrying amount of $346,218 to EHI. The proceeds were used to redeem the $333,400 surplus note issued in 2006 and for general corporate purposes. The surplus note bears an interest rate of 4.881% per annum. The note matures on May 17, 2048. Interest paid on the note during 2023, 2022, and 2021 amounted to $16,899, $16,899 and $16,899, respectively, bringing total interest paid from inception to December 31, 2023 to $95,010. The amount of unapproved principal and interest was $0 at December 31, 2023.

In the first quarter of 2018, the Company realized a $39,921 after tax gain on an interest rate swap that hedged the existing $333,400 surplus note. The Company adjusted the basis of the hedged item, in this case the surplus note, for the amount of the after tax gain. Further, the Company accounted for the redemption of the $333,400 surplus note and the issuance of the $346,218 surplus note in the second quarter as debt modification instead of debt extinguishment. Therefore, the after tax swap gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2023, 2022, and 2021 amounted to $1,331, $1,331 and $1,331, respectively bringing the total amortization from inception to December 31, 2023 amounted to $7,651, leaving an unamortized balance of $32,270 in surplus as part of the surplus note amounts.

On August 12, 2020, the Company issued a surplus note in the face amount and carrying amount of $527,500 to EHI. The proceeds were used to finance the EPW transaction. The surplus note bears an interest rate of 1.260% per annum. The note matures on August 12, 2025. Interest paid on the note during 2023, 2022, and 2021 amounted to $6,647, $6,647 and $6,647, respectively, bringing total interest paid from inception to December 31, 2023 to $19,940. The amount of unapproved principal and interest was $0 at December 31, 2023.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

On August 26, 2021, the Company issued a surplus note in the face amount and carrying amount of $1,192,007 to EHI. The proceeds were used to partially fund the acquisition of certain businesses from Prudential. The note matures on December 31, 2051. The surplus note bears an interest rate of 4.2% per annum until December 31, 2026. Starting on December 31, 2026 and on every fifth anniversary of such date thereafter, the interest rate on the note is reset to rate equal to the five-year U.S. Treasury Rate plus 3.4%. Interest paid on the note during 2023, 2022 and 2021 amounted to $50,064, $50,064 and $17,384, respectively, bringing total interest paid at December 31, 2023 to $117,686. The amount of unapproved principal and interest was $0 at December 31, 2023.

The Company issued 2,591,253 additional common shares and received $810 million from EHI in March 2022 to fund the Prudential acquisition.

The Company issued 145,780 additional common shares and received $45 million from EHI in December 2023.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. The Company may pay an amount less than $378,201 of dividends during the year ended December 31, 2024, without the prior approval of the Colorado Insurance Commissioner. Prior to any payment of dividends, the Company provides notice to the Colorado Insurance Commissioner. Dividends are non-cumulative and paid as determined by the Board of Directors, subject to the limitations described above. During the years ended December 31, 2023, 2022 and 2021 the Company paid dividends to EHI, totaling $350,000, $231,000, and $506,000, respectively.

The portion of unassigned deficit (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2023	2022
Unrealized (losses) gains	(1,031,703)	(445,158)
Non-admitted assets	(1,018,607)	(1,389,954)
Surplus as regards reinsurance	404,458	547,064
Asset valuation reserve	(299,764)	(262,562)
Separate accounts	(1,556)	(1,556)

Risk-based capital (“RBC”) is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

13. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$468,179	$14,904	$483,083	$462,234	$—	$462,234	$5,945	$14,904	$20,849

Valuation allowance adjustment	—	(14,904)	(14,904)	—	—	—	—	(14,904)	(14,904)

Adjusted gross deferred tax asset	468,179	—	468,179	462,234	—	462,234	5,945	—	5,945

Deferred tax assets non-admitted	(273,412)	—	(273,412)	(317,543)	—	(317,543)	44,131	—	44,131

Net admitted deferred tax asset	194,767	—	194,767	144,691	—	144,691	50,076	—	50,076

Gross deferred tax liabilities	(29,324)	(13,263)	(42,587)	(23,346)	(19,353)	(42,699)	(5,978)	6,090	112

Net admitted deferred tax asset	$165,443	$(13,263)	$152,180	$121,345	$(19,353)	$101,992	$44,098	$6,090	$50,188

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	152,180	—	152,180	101,992	—	101,992	50,188	—	50,188

(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	152,180	—	152,180	101,992	—	101,992	50,188	—	50,188

(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	544,474	—	—	512,788	—	—	31,686

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	42,587	—	42,587	42,699	—	42,699	(112)	—	(112)

Total deferred tax assets admitted as a result of the application of SSAP No. 101	$194,767	$—	$194,767	$144,691	$—	$144,691	$50,076	$—	$50,076

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	969.43%	864.94%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$3,629,825	$3,418,586

The following table presents the impact of tax planning strategies:

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

Adjusted gross deferred tax asset	$468,179	$—	$462,234	$—	$5,945	$—

% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross deferred tax assets	$194,767	$—	$144,691	$—	$50,076	$—

% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	67.71%	—%	(67.71)%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2023	2022	Change

Current income tax	$36,238	$20,399	$15,839

Federal income tax on net capital gains	(43,095)	(42,088)	(1,007)

Total	$(6,857)	$(21,689)	$14,832

	Year Ended December 31,
	2022	2021	Change

Current income tax	$20,399	$22,402	$(2,003)

Federal income tax on net capital gains	(42,088)	(11,628)	(30,460)

Total	$(21,689)	$10,774	$(32,463)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2023	2022	Change

Ordinary:

Reserves	$11,777	$16,981	$(5,204)

Investments	2,219	2,338	(119)

Provision for dividends	—	22	(22)

Fixed assets	4,133	2,765	1,368

Compensation and benefit accrual	22,623	22,797	(174)

Receivables - non-admitted	17,905	18,776	(871)

Tax credit carryforward	88,372	139,671	(51,299)

Intangible	227,519	244,114	(16,595)

NOL	72,213	—	72,213

Other	21,418	14,770	6,648

Total ordinary gross deferred tax assets	468,179	462,234	5,945

Valuation allowance adjustment	—	—	—

Total adjusted ordinary gross deferred tax assets	468,179	462,234	5,945

Non-admitted ordinary deferred tax assets	(273,412)	(317,543)	44,131

Admitted ordinary deferred tax assets	194,767	144,691	50,076

Capital:

Investments	—	—	—

Net Capital Loss Carryforward	14,904	—	14,904

Total capital gross deferred tax assets	14,904	—	14,904

Valuation allowance adjustment	(14,904)	—	(14,904)

Total adjusted gross capital deferred tax assets	—	—	—

Non-admitted capital deferred tax assets	—	—	—

Admitted capital deferred tax assets	—	—	—

Total admitted deferred tax assets	$194,767	$144,691	$50,076

Deferred income tax liabilities:

Ordinary:

Investments	$(19,392)	$(10,781)	$(8,611)

Premium receivable	(2,471)	(2,828)	357

Policyholder reserves	(4,212)	(6,318)	2,106

Experience refunds	—	—	—

Other	(3,249)	(3,419)	170

Total ordinary deferred tax liabilities	(29,324)	(23,346)	(5,978)

Capital

Investments	$(13,263)	$(19,353)	$6,090

Total capital deferred tax liabilities	(13,263)	(19,353)	6,090

Total deferred tax liabilities	$(42,587)	$(42,699)	$112

Net admitted deferred income tax asset	$152,180	$101,992	$50,188

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2023	2022	Change

Total deferred income tax assets	$468,179	$462,234	$5,945

Total deferred income tax liabilities	(42,587)	(42,699)	112

Net deferred income tax asset	$425,592	$419,535	6,057

Tax effect of unrealized capital gains (losses)			(4,427)

Tax-effect of change in minimum pension liability			(162)

Other Surplus			5,888

Change in net deferred income tax			$7,356

	December 31,
	2022	2021	Change

Total deferred income tax assets	$462,234	$461,912	$322

Total deferred income tax liabilities	(42,699)	(36,206)	(6,493)

Net deferred income tax asset	$419,535	$425,706	(6,171)

Tax effect of unrealized capital gains (losses)			(8,631)

Other Surplus			1,017

Change in net deferred income tax			$(13,785)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2023	2022	2021

Income tax expense at statutory rate	$227,550	$106,303	$66,774

Earnings from subsidiaries	(111,166)	(46,746)	(31,726)

Tax exempt investment income	(2,072)	262	(4,430)

Ceding commission net of transaction expenses	(30,716)	37,141	(17,606)

Change in statutory valuation allowance adjustment	14,904	—

Dividend received deduction	(4,140)	(4,220)	(4,751)

Tax adjustment for interest maintenance reserve	630	(37,223)	(31,757)

Prior year adjustment	3,264	90	101

Non-deductible Personal Capital contingent consideration	—	(5,171)	12,986

Statutory purchase accounting adjustment	—	(14,415)	65,891

Tax effect on non-admitted assets	1,722	1,587	(5,382)

Tax credits	(840)	(3,122)	(1,419)

Income tax on realized capital gain (loss)	(43,095)	(42,088)	(11,627)

Tax contingency	—	(448)	(1,926)

Net Operating Loss	(72,213)	—	—

Other	1,959	146	(852)

Total	$(14,213)	$(7,904)	$34,276

	2023	2022	2021

Federal income taxes incurred	$(6,857)	$(21,689)	$10,774

Change in net deferred income taxes	(7,356)	13,785	23,502

Total income taxes	$(14,213)	$(7,904)	$34,276

As of December 31, 2023, there is $343,870 of net operating loss carryforwards available for tax purposes.

As of December 31, 2023, the Company has Guaranteed Federal Low Income Housing tax credit carryforwards of $68,867. These credits will begin to expire in 2033.

As of December 31, 2023, the Company has $70,972 of capital loss carryforward.

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great West Lifeco US LLC

Empower Financial Services, Inc. Empower Holdings, Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Empower Life & Annuity Insurance Company of New York

Putnam Investments LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investors Services, Inc.

PanAgora Holdings, Inc.

PanAgora Asset Management, Inc.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Empower Advisory Group, LLC

Empower Trust Company, LLC

Empower Capital Management, LLC

Personal Capital Services Corporation

TBG Insurance Services Corporation

The Company, Great-West life & Annuity Insurance Company of South Carolina and Empower Life & Annuity Insurance Company of New York (“ELAINY”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The EAICA Subgroup accounts for income taxes on the modified separate return method on its separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the EAICA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the US consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the US Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The EAICA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP No. 101. As of December 31, 2023 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0, with the exception of interest and penalties. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2023 and 2022, the Company recognized approximately $0 and $(448) of benefit and expense, respectively, from interest and penalties related to the uncertain tax positions. The Company had $0 and $0 accrued for the payment of interest and penalties at December 31, 2023 and 2022, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2019 and prior. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2023 and 2022 was $14,904 and $0 respectively. The valuation allowance adjustment relates to Management’s uncertainty as to the Company’s ability to use the Capital Loss carryforwards, therefore, a valuation allowance has been recognized with respect to the Company’s Capital Loss carryforward DTA.

The reporting entity is an applicable reporting entity with respect to the Corporate Alternative Minimum Tax (“CAMT”). The reporting entity may be charged with a portion of the CAMT incurred by the consolidated group or credited with a portion of the consolidated group’s CAMT credit utilization. The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance. There have been NO material modifications to the methodology used to project future regular tax liability as a result of the CAMT. The credit generated as of December 31, 2023 was $19,504.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Gross AMT Credit Recognized as: Current year recoverable	—

Gross AMT Credit Recognized as: Deferred tax asset (DTA)	19,504

Beginning Balance of AMT Credit Carryforward	—

Amounts Recovered	—

Adjustments	(19,504)

Ending Balance of AMT Credit Carryforward (5=2-3-4)	19,504

Reduction for Sequestration	—

Nonadmitted by Reporting Entity	19,504

Reporting Entity Ending Balance (8=5-6-7)	—

The Company does not have any foreign operations as of the periods ended December 31, 2023 and December 31, 2022 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

14. Employee Benefit Plans

Supplemental Executive Retirement Plans

The Company provides a Supplemental Executive Retirement Plan to certain key executives. This plan provides key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

The following table provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Supplemental Executive Retirement plan, where applicable:

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2023	2022
Change in projected benefit obligation:
Benefit obligation, January 1	$23,862	$39,408
Service cost	—	—
Interest cost	985	1,009
Actuarial (gain) loss	771	(5,184)
Settlement	(3,299)	(1,237)
Regular benefits paid	(2,348)	(10,134)

Benefit obligation and under funded status, December 31	$19,971	$23,862

Accumulated benefit obligation	19,971	23,862

During 2020, the Company adopted the Society of Actuaries Mortality Improvement Scale (MP-2020) which the Company elected to continue to use for 2023.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company offers unfunded, non-qualified deferred compensation plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains / losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in Other liabilities in the accompanying statutory financial statements, are $48,098 and $47,402 at December 31, 2023 and 2022, respectively.

15. Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco Plan”) that provides for the granting of options on its common shares to certain of its officers and employees. The Company’s participation in the Lifeco plan was discontinued following the 2019 fiscal year and no options were granted to the Company’s officers and employees in the current year. However, several of the Company’s officers hold vested and unvested options granted under the Lifeco Plan.

Options are either regular options or contingent options. Regular options are generally granted in multi-year allotments. Regular options granted prior to 2019 become exercisable at the rate of twenty percent (20%) per year commencing one year after the date of the grant. For options granted in 2019 and thereafter, fifty percent (50%) of the regular options become exercisable three years from the date of grant, and the remaining fifty percent (50%) become exercisable four years from the date of grant. Contingent options do not become exercisable unless and until conditions prescribed by the Human Resources Committee have been satisfied.

Options generally expire ten years after the date of the grant, except that if options would otherwise expire during a blackout period or within ten business days of the end of a blackout period, the expiry date for the options is extended to the tenth business day after the expiry date of the blackout period.

In the event of the death of a participant or the termination of a participant’s employment, then the period within which the options may be exercised is generally reduced depending on the circumstances surrounding the death or termination of employment. Options are not assignable by participants otherwise than by will or pursuant to the laws of succession. Lifeco does not provide any financial assistance to participants to facilitate the purchase of common shares under the Lifeco Plan. Subject to any regulatory or shareholder approval required by law, the Lifeco Board of Directors may amend the Lifeco Plan or the terms of a grant.

16. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual life insurance participating policies were 75%, 99%, and 30% total individual life insurance premiums earned during the years ended December 31, 2023, 2022 and 2021 respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $5,170, $10,047 and $18,129 to its policyholders during the years ended December 31, 2023, 2022 and 2021, respectively.

17. Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2023. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

18. Commitments and Contingencies

Future Contractual Obligations

The following table summarizes the Company’s estimated future contractual obligations:

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Payment due by period
	2024	2025	2026	2027	2028	Thereafter	Total

Surplus notes - principal (1)	$—	$527,500	$—	$12,000	$—	$1,538,225	$2,077,725

Surplus notes - interest (2)	74,030	72,368	67,383	67,383	66,963	1,481,007	1,829,134

Investment purchase obligations (3)	756,793	—	—	—	—	5,000	761,793

Other liabilities (4)	41,722	—	—	—	—	—	41,722

Total	$872,545	$599,868	$67,383	$79,383	$66,963	$3,024,232	$4,710,374

(1) Surplus notes principal - Represents contractual maturities of principal due to the Company’s parent, EHI, under the terms of four long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s Statement of Admitted Assets, Liabilities, Capital and Surplus because of the $32,270 of unamortized debt modification gain as discussed in Note 12.

(2) Surplus notes interest - All surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2023.

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2023 was $761,793, of which $714,375 were related to limited partnership interests. Related party transactions comprise $57,020 of the unfunded limited partnership interests at December 31, 2023. At December 31, 2023, $756,793 was due within one year, and $5,000 was due after five years.

(4) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected benefit payments for the Company’s supplemental executive retirement plan through 2023

Rent expense for the years ended December 31, 2023, 2022 and 2021 were $29,844, $29,024 and $30,243 respectively.

The Company has a replacement revolving credit facility agreement in the amount of $50,000 for general corporate purposes effective November 1, 2023, and expires on November 1, 2028. The original agreement entered on March 1, 2018, and subsequently amended, expired on October 31, 2023. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $2,664,522, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2023 and 2022. At December 31, 2023 and 2022, there were no outstanding amounts related to the current and prior credit facilities.

In addition, the Company has other letters of credit with a total amount of $8,595, renewable annually for an indefinite period of time. At December 31, 2023 and 2022, there were no outstanding amounts related to those letters of credit.

In October 2020, the Company became a member of the FHLB of Topeka. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2023, the Company had an estimated borrowing capacity of approximately $442,426. All borrowings must be collateralized and the required collateral amount is based on the type of investment securities pledged. No amounts were borrowed as of December 31, 2023 and 2022. Additionally, the Company was required to purchase FHLB of Topeka stock and, at December 31, 2023 and 2022, owns $500 and $501, respectively, of Class A stock which are currently not eligible for redemption.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations, or cash flows.

The liabilities transferred and ceding commission received at the closing of the MassMutual transaction are subject to future adjustments. In December 2021, MassMutual provided the Company with its listing of proposed adjustments with respect to the liabilities transferred. In December 2021, the Company formally objected to these proposed adjustments. The Master Transaction Agreement requires the parties to attempt to resolve these differences in an informal manner. As of December 2022, the disputed amounts were resolved and the adjustments were not significant to the overall financial statements.

The Company and certain of its subsidiaries are defendants in legal actions, including class actions, relating to the costs and features of their retirement and fund products and the conduct of their businesses. Management believes the claims are without merit and will be vigorously defending these actions. Based on the information presently known these actions will not have a material adverse effect on the financial position of the Company.

On June 1, 2019, the Company sold, via indemnity reinsurance, substantially all of its individual life insurance and annuity business to Protective Life Insurance Company (Protective Life). In connection with that transaction, the Company provided standard indemnities to the buyer. In 2022, Protective Life made claims under those indemnities. Although it is continuing to review the claims, the Company has established in the second quarter of 2023 a provision for $42,500 in other liabilities for the aggregate potential liability for the claims using available information.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

The Company and ELAINY have an agreement whereby the Company has committed to provide financial support to ELAINY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in shares of ELAINY in order for ELAINY to maintain the capital and surplus at the greater of 1) $6,000, 2) 200% of ELAINY RBC minimum capital requirements if ELAINY total assets are less than $3,000,000 or 3) 175% of ELAINY RBC minimum capital requirements if ELAINY total assets are $3,000,000 or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2023 and 2022 for obligations under the guarantee.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

19. Reconciliation between Annual Statement and Audited Financial Statements

The following table presents as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statement as of December 31, 2023.

	Annual Statement	Adjustment	Audited Statutory Financial Statements
Balance Sheet:
Total admitted assets	$72,153,033	$(59,353)	$72,093,680
Capital and surplus	3,843,276	(61,270)	3,782,006

Statutory Statement of Operations:
Net income	1,088,263	(62,301)	1,025,962

Statutory Statement of Cash Flows:
Operating activities	(3,206,370)	(75,263)	(3,281,633)
Financing and miscellaneous activities	1,204,387	75,263	1,279,650

20. Subsequent Events

The Company was part of a legal entity reorganization which took place on January 1, 2024. As a result of the reorganization, the Company is now a direct wholly-owned subsidiary of Empower Holdings, LLC (“EHL”), a holding company. EHL is a direct wholly-owned subsidiary of Lifeco U.S. The Company is now the owner of additional U.S. noninsurance subsidiaries, primarily a quantitative asset manager. The Company is in the process of assessing the impact of the reorganization on the Company’s investment in subsidiaries and risk based capital.

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through March 29, 2024, the date on which they were issued.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2023

Investment income earned:

U.S. Government bonds	$3,360

Other bonds (unaffiliated)	1,006,912

Bonds of affiliates	(144)

Preferred stocks (unaffiliated)	2,946

Preferred stocks of affiliates	2,971

Common stocks (unaffiliated)	52

Mortgage loans	204,415

Real estate	32,253

Contract loans	182,531

Cash, cash equivalents and short-term investments	49,548

Derivative instruments	41,131

Other invested assets	567,873

Aggregate write-ins for investment income	7,959

Gross investment income	$2,101,807

Real estate owned - Book value less encumbrances:	$49,381

Mortgage loans - Book value:

Commercial mortgages	$5,840,441

Mortgage loans by standing - Book value:

Good standing	$5,799,249

Interest overdue more than 90 days, not in foreclosure	37,669

Foreclosure in process	3,523

Other long-term invested assets - Statement value:	$963,360

Contract loans	$3,711,737

Bonds and stocks of parents, subsidiaries and affiliates - Book value:

Bonds	$558

Common stocks	$1,848,339

Bonds and short-term investments by maturity and NAIC designation:

Bonds by maturity - Statement value:

Due within one year or less	$2,406,820

Over 1 year through 5 years	10,997,389

Over 5 years through 10 years	9,923,206

Over 10 years through 20 years	2,280,146

Over 20 years	1,618,832

Total by maturity	$27,226,393

(Continued)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2023

Bonds and short-term investments by NAIC designation - Statement value:

NAIC 1	$14,442,033

NAIC 2	12,257,352

NAIC 3	502,004

NAIC 4	20,967

NAIC 5	4,037

Total by NAIC designation	$27,226,393

Total bonds publicly traded	$14,379,269

Total bonds privately placed	$12,847,124

Preferred stocks - Statement value	$82,263

Common stocks - Market value	$1,848,916

Short-term investments - Book value	$361,775

Collar, swap and forward agreements open - Statement value	$229,489

Futures contracts open - Current value	$3,141

Cash on deposit	$71,244

Life insurance in-force:

Ordinary	$5,420,687

Group life	—

Life insurance policies with disability provisions in-force:

Ordinary	$10,294

Group life	15,310

Supplementary contracts in-force:

Ordinary - not involving life contingencies:

Amount on deposit	$—

Income payable	—

Ordinary - involving life contingencies:

Income payable	—

Group - not involving life contingencies:

Amount on deposit	—

Income payable	—

Group - involving life contingencies:

Income payable	118

Annuities:

Ordinary:

Immediate - amount of income payable	$—

Deferred - fully paid account balance	137

Deferred - not fully paid - account balance	—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2023

(Continued)

Group:

Certificates - amount of income payable	$—

Certificates - fully paid account balance	28

Certificates - not fully paid account balance	47,992,734

Accident and health insurance - equivalent premiums in-force:

Group	$—

Deposit funds and dividend accumulations

Deposit funds - account balance	9,529,406

Deposit accumulations - account balance	15,144

Claim payments:

Group accident and health:

2023	$—

2022	—

2021	4,009

2020	9,856

2019	5,917

Prior	22,706

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

SUMMARY INVESTMENT SCHEDULE

		Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
		1	2	3	4	5	6
	Investment Categories	Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1.	Long-Term Bonds (Schedule D, Part 1):
	1.01 U.S. governments	104,690,060	0.251	104,690,060		104,690,060	0.254
	1.02 All other governments	164,812,244	0.394	164,812,244		164,812,244	0.401
	1.03 U.S. states, territories and possessions, etc. guaranteed	272,742,857	0.653	272,742,857		272,742,857	0.663
	1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	28,470,734	0.068	28,470,734		28,470,734	0.069
	1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	737,360,862	1.764	737,360,862		737,360,862	1.792
	1.06 Industrial and miscellaneous	24,878,976,729	59.532	24,878,976,729		24,878,976,729	60.463
	1.07 Hybrid securities	66,720,200	0.160	66,720,200		66,720,200	0.162
	1.08 Parent, subsidiaries and affiliates	557,861	0.001	557,861		557,861	0.001
	1.09 SVO identified funds	0	0.000			0	0.000
	1.10 Unaffiliated bank loans	337,403,847	0.807	337,403,847		337,403,847	0.820
	1.11 Unaffiliated certificates of deposit	0	0.000			0	0.000
	1.12 Total long-term bonds	26,591,735,394	63.631	.26,591,735,394	0	26,591,735,394	64.626
2.	Preferred stocks (Schedule D, Part 2, Section 1):
	2.01 Industrial and miscellaneous (Unaffiliated)	81,762,534	0.196	81,762,534		81,762,534	0.199
	2.02 Parent, subsidiaries and affiliates	500,000	0.001	500,000		500,000	0.001
	2.03 Total preferred stocks	82,262,534	0.197	82,262,534	0	82,262,534	0.200
3.	Common stocks (Schedule D, Part 2, Section 2):
	3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000			0	0.000
	3.02 Industrial and miscellaneous Other (Unaffiliated)	550,600	0.001	550,600		550,600	0.001
	3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000			0	0.000
	3.04 Parent, subsidiaries and affiliates Other	1,848,408,399	4.423	1,666,241,753		1,666,241,753	4.049
	3.05 Mutual funds	26,339	0.000	26,399		26,399	0.000
	3.06 Unit investment trusts	0	0.000			0	0.000
	3.07 Closed-end funds	0	0.000			0	0.000
	3.08 Exchange traded funds	0	0.000			0	0.000
	3.09 Total common stocks	1,848,985,338	4.424	1,666,818,752	0	1,666,818,752	4.051
4.	Mortgage loans (Schedule B):
	4.01 Farm mortgages	0	0.000			0	0.000
	4.02 Residential mortgages	0	0.000			0	0.000
	4.03 Commercial mortgages	5,896,552,346	14.110	5,896,552,346		5,896,552,346	14.330
	4.04 Mezzanine real estate loans	0	0.000			0	0.000
	4.05 Total valuation allowance	(56,111,559)	(0.134)	(56,111,559)		(56,111,559)	(0.136)
	4.06 Total mortgage loans	5,840,440,787	13.975	5,840,440,787	0	5,840,440,787	14.194
5.	Real estate (Schedule A):
	5.01 Properties occupied by company	31,466,501	0.075	31,466,501		31,466,501	0.076
	5.02 Properties held for production of income	17,913,635	0.043	17,913,635		17,913,635	0.044
	5.03 Properties held for sale		0.000	0		0	0.000
	5.04 Total real estate	49,380,136	0.118	49,380,136	0	49,380,136	0.120
6.	Cash, cash equivalents and short-term investments:
	6.01 Cash (Schedule E, Part 1)	71,243,649	0.170	71,242,921		71,242,921	0.173
	6.02 Cash equivalents (Schedule E, Part 2)	1,215,632,405	2.909	1,215,632,405	317,362,389	1,532,994,794	3.726
	6.03 Short-term investments (Schedule DA)	361,775,243	0.866	361,775,244		361,775,244	0.879
	6.04 Total cash, cash equivalents and short-term investments	1,648,651,297	3.945	1,648,650,570	317,362,389	1,966,012,959	4.778
7.	Contract loans	3,711,736,909	8.882	3,711,736,909		3,711,736,909	9.021
8.	Derivatives (Schedule DB)	248,541,853	0.595	248,541,853		248,541,853	0.604
9.	Other invested assets (Schedule BA)	1,412,852,517	3.381	951,620,144		951,620,144	2.313
10.	Receivables for securities	38,683,144	0.093	38,683,144		38,683,144	0.094
11.	Securities Lending (Schedule DL, Part 1)	317,362,389	0.759	317,362,389	XXX	XXX	XXX
12.	Other invested assets (Page 2, Line 11)	0	0.000	0		0	0.000

13.	Total invested assets	41,790,632,298	100.000	41,147,232,612	317,362,389	41,147,232,612	100.000

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
For The Year Ended December 31, 2023
(To Be Filed by April 1)
Of The Empower Annuity Insurance Company of America

ADDRESS (City, State and Zip Code) Greenwood Village , CO 80111

NAIC Group Code 0769 NAIC Company Code 68322 Federal Employer’s Identification Number (FEIN) 84-0467907

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$48,945,787,176

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

2.01	GOLDMAN SACHS	Money Market Funds	$422,287,185	0.9%
2.02	MORGAN STANLEY FUNDS	Money Market Funds	$422,287,184	0.9%
2.03	Rose	Mortgages	$344,592,433	0.7%
2.04	Cabot	Mortgages	$330,465,084	0.7%
2.05	The Irvine Company	Mortgages	$269,501,154	0.6%
2.06	High Street	Mortgages	$237,433,873	0.5%
2.07	Heitman	Mortgages	$181,897,435	0.4%
2.08	Lion Industrial Trust	Mortgages	$168,965,828	0.3%
2.09	JPMORGAN CHASE & CO	Bonds	$161,346,621	0.3%
2.10	The Blackstone Group	Mortgages	$159,485,497	0.3%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3		4
3.01	NAIC 1	$14,442,032,521	29.5%	3.07	NAIC 1		$81,762,533	0.2%
3.02	NAIC 2	$12,257,351,930	25.0%	3.08	NAIC 2	$		0.0%
3.03	NAIC 3	$502,003,927	1.0%	3.09	NAIC 3	$		0.0%
3.04	NAIC 4	$20,966,917	0.0%	3.10	NAIC 4	$		0.0%
3.05	NAIC 5	$4,037,027	0.0%	3.11	NAIC 5		$500,000	0.0%
3.06	NAIC 6	$1,030	0.0%	3.12	NAIC 6	$		0.0%

4.	Assets held in foreign investments:
4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?			Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.
4.02	Total admitted assets held in foreign investments		$5,253,489,722	10.7%
4.03	Foreign-currency-denominated investments		$2,576,320,803	5.3%
4.04	Insurance liabilities denominated in that same foreign currency	$		0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

			1		2
5.01	Countries designated NAIC-1			$5,000,760,754	10.2%
5.02	Countries designated NAIC-2			$201,646,428	0.4%
5.03	Countries designated NAIC-3 or below			$51,082,540	0.1%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

			1		2
	Countries designated NAIC - 1:
6.01	Country 1: United Kingdom			$1,891,281,189	3.9%
6.02	Country 2: Australia			$625,150,735	1.3%
	Countries designated NAIC - 2:
6.03	Country 1: Mexico			$84,091,039	0.2%
6.04	Country 2: Indonesia			$36,924,124	0.1%
	Countries designated NAIC - 3 or below:
6.05	Country 1: Global			$12,469,835	0.0%
6.06	Country 2: Faroe Islands			$11,443,622	0.0%

			1		2
7.	Aggregate unhedged foreign currency exposure		$		0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

			1		2
8.01	Countries designated NAIC-1		$		0.0%
8.02	Countries designated NAIC-2		$		0.0%
8.03	Countries designated NAIC-3 or below		$		0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

			1		2
	Countries designated NAIC - 1:
9.01	Country 1:		$		0.0%
9.02	Country 2:		$		0.0%
	Countries designated NAIC - 2:
9.03	Country 1:		$		0.0%
9.04	Country 2:		$		0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:		$		0.0%
9.06	Country 2:		$		0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3		4
	Issuer	NAIC Designation
10.01	SHV NEDERLAND BV	2		$132,947,618	0.3%
10.02	SIEMENS FINANCIERINGSMAT NV	1		$100,775,713	0.2%
10.03	SUMITOMO MITSUI FINANCIAL GRP	1		$77,166,254	0.2%
10.04	APTIV PLC	2		$62,046,215	0.1%
10.05	JOHNSON MATTHEY PLC	1		$61,924,231	0.1%
10.06	ANGLO AMERICAN CAPITAL PLC	2		$61,172,026	0.1%
10.07	SCHLUMBERGER INVESTMENT SA	1		$60,449,887	0.1%
10.08	ANHEUSER BUSCH INBEV SA/NV	3		$59,891,936	0.1%
10.09	Imperial Hotels Properties Limited	CM1		$48,841,925	0.1%
10.10	CANADA PENSION PLAN INVESTMENT BOARD	CM1		$48,128,375	0.1%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?			Yes [X] No [ ]

	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1		2
11.02	Total admitted assets held in Canadian investments	$		0.0%
11.03	Canadian-currency-denominated investments	$		0.0%
11.04	Canadian-denominated insurance liabilities	$		0.0%
11.05	Unhedged Canadian currency exposure	$		0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?			Yes [X] No [ ]

	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2		3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		0.0%
	Largest three investments with contractual sales restrictions:
12.03		$		0.0%
12.04		$		0.0%
12.05		$		0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?			Yes [ ] No [X]

	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1	2		3
	Issuer
13.02	EMPOWER ANNUNITY INSURANCE COMPANY		$1,288,899,513	2.6%
13.03	EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK		$363,228,455	0.7%
13.04	EMPOWER ADVISORY GROUP (fka AAG)		$133,209,574	0.3%
13.05	CPS MANAGERS FUND (KKR)		$105,042,403	0.2%
13.06	PSEIP US FEEDER FUND I LP		$86,262,747	0.2%
13.07	NORTHLEAF CAPITAL OPP 1 LP		$59,042,695	0.1%
13.08	NORTHLEAF INFRASTR III LP		$51,166,758	0.1%
13.09	PEG CO-INVESTMENT FUND I		$35,603,641	0.1%
13.10	INVESCO CLO EQUITY FUND 3 LP		$34,199,200	0.1%
13.11	VINTAGE VIII FUNDS (GSAM)		$33,623,335	0.1%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?					Yes [X] No [ ]

	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1		2		3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities		$			0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03			$			0.0%
14.04			$			0.0%
14.05			$			0.0%

	Ten largest fund managers:
	1	2	3		4
	Fund Manager	Total Invested	Diversified		Nondiversified
14.06	GOLDMAN SACHS	$422,287,185		$422,287,185	$
14.07	MORGAN STANLEY FUNDS	$422,287,184		$422,287,184	$
14.08	DREYFUS GOVERNMENT CASH MGMT	$71,974,503		$71,974,503	$
14.09	FIRST AMERICAN FUNDS	$26,200,735		$26,200,735	$
14.10	FEDERATED GOVERNMENT OBLIGATIONS	$10,457,100		$10,457,100	$
14.11	EMPOWER FUNDS INC	$26,339		$26,339	$
14.12		$0			$
14.13		$0			$
14.14		$0			$
14.15		$0			$

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?					Yes [X] No [ ]

	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.
	1		2		3
15.02	Aggregate statement value of investments held in general partnership interests					$0.0%
	Largest three investments in general partnership interests:
15.03						$0.0%
15.04						$0.0%
15.05						$0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ]	No [X]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2			3
16.02	Commercial		$344,592,433		0.7%
16.03	Commercial		$330,465,084		0.7%
16.04	Commercial		$269,501,154		0.6%
16.05	Commercial		$237,433,873		0.5%
16.06	Commercial		$181,897,435		0.4%
16.07	Commercial		$168,965,828		0.3%
16.08	Commercial		$159,485,497		0.3%
16.09	Commercial		$142,629,697		0.3%
16.10	Commercial		$121,829,533		0.2%
16.11	Commercial		$111,321,604		0.2%

	Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:
				Loans
16.12	Construction loans	$			0.0%
16.13	Mortgage loans over 90 days past due		$54,169,282		0.1%
16.14	Mortgage loans in the process of foreclosure		$4,843,663		0.0%
16.15	Mortgage loans foreclosed	$			0.0%
16.16	Restructured mortgage loans	$			0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan to Value	1	2	3	4	5	6
17.01 above 95%		$0.0%		$0.0%		$0.0%
17.02 91 to 95%		$0.0%		$0.0%		$0.0%
17.03 81 to 90%		$0.0%		$0.0%		$0.0%
17.04 71 to 80%		$0.0%		$0.0%		$0.0%
17.05 below 70%		$0.0%	$ 5,840,440,787	11.9%		$0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ]	No [ ]

	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

	Largest five investments in any one parcel or group of contiguous parcels of real estate.
	Description 1	2		3
18.02		$		0.0%
18.03		$		0.0%
18.04		$		0.0%
18.05		$		0.0%
18.06		$		0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ]	No [ ]

	If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.
	1	2		3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$		0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$		0.0%
19.04		$		0.0%
19.05		$		0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End			At End of Each Quarter
					1st Quarter	2nd Quarter		3rd Quarter
		1		2	3	4		5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)		$617,821,395	1.3%	$191,225,353		$729,722	$312,885,426
20.02	Repurchase agreements	$		0.0%	$	$		$
20.03	Reverse repurchase agreements	$		0.0%	$	$		$
20.04	Dollar repurchase agreements	$		0.0%	$	$		$
20.05	Dollar reverse repurchase agreements	$		0.0%	$	$		$

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

				Owned		Written
				1	2	3		4
21.01	Hedging			$	0.0%	$		0.0%
21.02	Income generation			$	0.0%	$		0.0%
21.03	Other			$	0.0%	$		0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End			At End of Each Quarter
					1st Quarter	2nd Quarter		3rd Quarter
		1		2	3	4		5
22.01	Hedging		$39,145,743	0.1%	$54,354,251		$54,268,650	$51,773,199
22.02	Income generation		$0	0.0%	$0		$0	$0
22.03	Replications		$0	0.0%	$0		$0	$0
22.04	Other		$129,185	0.0%	$88,671		$94,781	$103,446

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End			At End of Each Quarter
					1st Quarter	2nd Quarter		3rd Quarter
		1		2	3	4		5
23.01	Hedging		$23,635	0.0%	$1,901,568		$1,352,890	$1,442,893
23.02	Income generation		$0	0.0%	$0		$0	$0
23.03	Replications		$0	0.0%	$0		$0	$0
23.04	Other		$0	0.0%	$0		$0	$0

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

As of and for the Year Ended December 31, 2023

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance
b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles (“GAAP”). As such, the Company has not ceded any risk during the period ended December 31, 2023 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2023 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

FutureFunds Series Account

of Empower Annuity

Insurance Company of

America

Annual Report

December 31, 2023

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	ALGER BALANCED PORTFOLIO	ALGER MID CAP GROWTH PORTFOLIO	AMERICAN CENTURY INVESTMENTS DISCIPLINED CORE VALUE FUND	AMERICAN CENTURY INVESTMENTS EQUITY INCOME FUND	AMERICAN FUNDS THE GROWTH FUND OF AMERICA	ARTISAN INTERNATIONAL FUND

ASSETS:
Investments at fair value (1)	$1,788,204	$11,346,837	$229,939	$8,639,818	$14,225,856	$9,620,271
Investment income due and accrued
Purchase Payments Receivable	136	20,846		7,764	7,122	3,566
Receivable from fund shares Sold	916					6,637

Total assets	1,789,256	11,367,683	229,939	8,647,582	14,232,978	9,630,474

LIABILITIES:
Payables for fund shares Purchased		20,384		3,046	7,108
Redemptions Payable	1,052	462		4,718	14	10,203

Total Liabilities	1,052	20,846		7,764	7,122	10,203

NET ASSETS	$1,788,204	$11,346,837	$229,939	$8,639,818	$14,225,856	$9,620,271

NET ASSETS REPRESENTED BY:
Accumulation units	$1,788,204	$11,346,837	$229,939	$8,639,818	$14,225,856	$9,620,271

ACCUMULATION UNITS OUTSTANDING	57,822	254,976	7,045	171,083	327,858	444,952

UNIT VALUE (ACCUMULATION)	$30.93	$44.50	$32.64	$50.50	$43.39	$21.62

(1) Cost of investments:	$1,594,081	$15,596,636	$251,908	$9,058,506	$12,270,537	$10,225,363
Shares of investments:	94,464	673,403	7,027	1,026,107	232,297	358,698

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	CLEARBRIDGE VALUE TRUST	COLUMBIA SELECT MID CAP VALUE FUND	DAVIS NEW YORK VENTURE FUND	EMPOWER AGGRESSIVE PROFILE FUND	EMPOWER ARIEL MID CAP VALUE FUND	EMPOWER BOND INDEX FUND

ASSETS:
Investments at fair value (1)	$1,237,404	$1,904,742	$5,116,199	$37,727,397	$37,171,164	$13,969,702
Investment income due and accrued
Purchase Payments Receivable		208	10,831	1,243	2,966	63,238
Receivable from fund shares Sold		16,385			5,550

Total assets	1,237,404	1,921,335	5,127,030	37,728,640	37,179,680	14,032,940

LIABILITIES:
Payables for fund shares Purchased			9,037	1,243		18,027
Redemptions Payable		16,593	1,794		8,516	45,211

Total Liabilities		16,593	10,831	1,243	8,516	63,238

NET ASSETS	$1,237,404	$1,904,742	$5,116,199	$37,727,397	$37,171,164	$13,969,702

NET ASSETS REPRESENTED BY:
Accumulation units	$1,237,404	$1,904,742	$5,116,199	$37,727,397	$37,171,164	$13,969,702

ACCUMULATION UNITS OUTSTANDING	42,086	67,446	173,325	2,394,094	388,347	689,433

UNIT VALUE (ACCUMULATION)	$29.40	$28.24	$29.52	$15.76	$95.72	$20.26

(1) Cost of investments:	$863,863	$1,689,692	$5,247,081	$43,036,171	$44,418,687	$14,851,992
Shares of investments:	11,163	147,769	192,194	6,947,955	4,214,418	1,095,663

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	EMPOWER CONSERVATIVE PROFILE FUND	EMPOWER GOVERNMENT MONEY MARKET FUND	EMPOWER INTERNATIONAL VALUE FUND	EMPOWER LARGE CAP VALUE FUND	EMPOWER LIFETIME 2015 FUND	EMPOWER LIFETIME 2025 FUND

ASSETS:
Investments at fair value (1)	$29,792,965	$31,058,545	$21,128,902	$41,896,942	$4,085,832	$6,291,920
Investment income due and accrued		11,953
Purchase Payments Receivable	1,316	33,680	18,031	5,558		1,217
Receivable from fund shares Sold			150,161	6,925

Total assets	29,794,281	31,104,178	21,297,094	41,909,425	4,085,832	6,293,137

LIABILITIES:
Payables for fund shares Purchased	1,316	19,936				1,217
Redemptions Payable		13,744	168,192	12,483

Total Liabilities	1,316	33,680	168,192	12,483		1,217

NET ASSETS	$29,792,965	$31,070,498	$21,128,902	$41,896,942	$4,085,832	$6,291,920

NET ASSETS REPRESENTED BY:
Accumulation units	$29,792,965	$31,070,498	$21,128,902	$41,896,942	$4,085,832	$6,291,920

ACCUMULATION UNITS OUTSTANDING	2,432,365	1,866,957	545,979	2,874,377	169,655	224,051

UNIT VALUE (ACCUMULATION)	$12.25	$16.64	$38.70	$14.58	$24.08	$28.08

(1) Cost of investments:	$31,743,312	$31,058,545	$19,582,932	$38,220,680	$4,358,011	$6,628,533
Shares of investments:	4,036,987	31,058,545	1,756,351	3,678,397	320,709	469,546

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	EMPOWER LIFETIME 2035 FUND	EMPOWER LIFETIME 2045 FUND	EMPOWER LIFETIME 2055 FUND	EMPOWER MODERATE PROFILE FUND	EMPOWER MODERATELY AGGRESSIVE PROFILE FUND	EMPOWER MODERATELY CONSERVATIVE PROFILE FUND

ASSETS:
Investments at fair value (1)	$8,680,267	$6,348,839	$4,071,408	$55,483,215	$52,037,092	$9,246,223
Investment income due and accrued
Purchase Payments Receivable	2,581	5,473	411	3,866	798	3,002
Receivable from fund shares Sold

Total assets	8,682,848	6,354,312	4,071,819	55,487,081	52,037,890	9,249,225

LIABILITIES:
Payables for fund shares Purchased	2,581	5,473	411	3,593	798	3,002
Redemptions Payable				273

Total Liabilities	2,581	5,473	411	3,866	798	3,002

NET ASSETS	$8,680,267	$6,348,839	$4,071,408	$55,483,215	$52,037,092	$9,246,223

NET ASSETS REPRESENTED BY:
Accumulation units	$8,680,267	$6,348,839	$4,071,408	$55,483,215	$52,037,092	$9,246,223

ACCUMULATION UNITS OUTSTANDING	256,569	182,770	117,087	4,065,665	3,625,065	721,421

UNIT VALUE (ACCUMULATION)	$33.83	$34.74	$34.77	$13.65	$14.35	$12.82

(1) Cost of investments:	$9,183,572	$6,512,077	$4,055,625	$61,141,111	$59,283,151	$9,980,719
Shares of investments:	648,749	468,203	237,123	8,834,907	7,709,199	1,170,408

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	EMPOWER MULTI-SECTOR BOND FUND	EMPOWER S&P 500 INDEX FUND	EMPOWER S&P SMALL CAP 600 INDEX FUND	EMPOWER SMALL CAP VALUE FUND	EMPOWER T. ROWE PRICE MID CAP GROWTH FUND	EMPOWER U.S. GOVERNMENT SECURITIES FUND

ASSETS:
Investments at fair value (1)	$8,048,653	$197,649,843	$25,311,808	$6,952,991	$33,658,551	$10,961,950
Investment income due and accrued
Purchase Payments Receivable	2,953	49,343	31,770	791	7,064	942
Receivable from fund shares Sold				4,488	76,425	38,549

Total assets	8,051,606	197,699,186	25,343,578	6,958,270	33,742,040	11,001,441

LIABILITIES:
Payables for fund shares Purchased	1,498	27,461	25,617
Redemptions Payable	1,455	21,882	6,153	5,279	83,489	39,491

Total Liabilities	2,953	49,343	31,770	5,279	83,489	39,491

NET ASSETS	$8,048,653	$197,649,843	$25,311,808	$6,952,991	$33,658,551	$10,961,950

NET ASSETS REPRESENTED BY:
Accumulation units	$8,048,653	$197,649,843	$25,311,808	$6,952,991	$33,658,551	$10,961,950

ACCUMULATION UNITS OUTSTANDING	185,368	10,010,703	282,750	111,459	331,862	478,365

UNIT VALUE (ACCUMULATION)	$43.42	$19.74	$89.52	$62.38	$101.42	$22.92

(1) Cost of investments:	$8,389,841	$147,438,105	$24,587,173	$5,645,125	$25,846,629	$12,187,610
Shares of investments:	630,278	6,469,717	1,989,922	193,623	940,709	1,003,842

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	FEDERATED HERMES EQUITY INCOME FUND, INC.	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FRANKLIN SMALL-MID CAP GROWTH FUND	INVESCO AMERICAN FRANCHISE FUND	INVESCO CAPITAL APPRECIATION FUND

ASSETS:
Investments at fair value (1)	$2,340,701	$47,650,286	$99,148,418	$118,758	$767,341	$3,670,366
Investment income due and accrued
Purchase Payments Receivable	741	10,493	9,500			878
Receivable from fund shares Sold			4,070

Total assets	2,341,442	47,660,779	99,161,988	118,758	767,341	3,671,244

LIABILITIES:
Payables for fund shares Purchased	741	707				878
Redemptions Payable		9,786	13,570

Total Liabilities	741	10,493	13,570			878

NET ASSETS	$2,340,701	$47,650,286	$99,148,418	$118,758	$767,341	$3,670,366

NET ASSETS REPRESENTED BY:
Accumulation units	$2,340,701	$47,650,286	$99,148,418	$118,758	$767,341	$3,670,366

ACCUMULATION UNITS OUTSTANDING	89,913	620,698	919,172	3,832	29,761	89,816

UNIT VALUE (ACCUMULATION)	$26.03	$76.77	$107.87	$30.99	$25.78	$40.87

(1) Cost of investments:	$2,242,984	$35,934,991	$79,855,910	$150,409	$721,388	$3,481,987
Shares of investments:	105,675	979,854	1,064,967	3,381	34,013	57,082

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	INVESCO COMSTOCK FUND	INVESCO DISCOVERY MID CAP GROWTH FUND	INVESCO GLOBAL FUND	INVESCO SMALL CAP GROWTH FUND	INVESCO VALUE OPPORTUNITIES FUND	JANUS HENDERSON FORTY FUND

ASSETS:
Investments at fair value (1)	$1,655,888	$1,072,411	$12,458,030	$1,216,741	$611,853	$6,591,288
Investment income due and accrued
Purchase Payments Receivable	435	522	2,492			252
Receivable from fund shares Sold	329		12,634	2,994

Total assets	1,656,652	1,072,933	12,473,156	1,219,735	611,853	6,591,540

LIABILITIES:
Payables for fund shares Purchased		522				252
Redemptions Payable	764		15,126	2,994

Total Liabilities	764	522	15,126	2,994		252

NET ASSETS	$1,655,888	$1,072,411	$12,458,030	$1,216,741	$611,853	$6,591,288

NET ASSETS REPRESENTED BY:
Accumulation units	$1,655,888	$1,072,411	$12,458,030	$1,216,741	611,853	$6,591,288

ACCUMULATION UNITS OUTSTANDING	50,024	51,085	292,869	26,431	21,418	284,924

UNIT VALUE (ACCUMULATION)	$33.10	$20.99	$42.54	$46.03	28.57	$23.13

(1) Cost of investments:	$1,741,280	$1,111,110	$12,712,674	$1,691,305	572,103	$5,882,981
Shares of investments:	60,567	45,576	138,746	47,809	35,184	147,953

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	JANUS HENDERSON GLOBAL RESEARCH FUND	JANUS HENDERSON RESEARCH FUND	JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO	JENSEN QUALITY GROWTH FUND	LORD ABBETT VALUE OPPORTUNITIES FUND	MAINSTAY WMC SMALL COMPANIES FUND

ASSETS:
Investments at fair value (1)	$803,132	$88,778	$1,760,712	$1,252,246	$500,312	$70,755
Investment income due and accrued
Purchase Payments Receivable					151
Receivable from fund shares Sold	17				66	1

Total assets	803,149	88,778	1,760,712	1,252,246	500,529	70,756

LIABILITIES:
Payables for fund shares Purchased
Redemptions Payable	17				217	1

Total Liabilities	17				217	1

NET ASSETS	$803,132	$88,778	$1,760,712	$1,252,246	$500,312	$70,755

NET ASSETS REPRESENTED BY:
Accumulation units	$803,132	$88,778	$1,760,712	$1,252,246	$500,312	$70,755

ACCUMULATION UNITS OUTSTANDING	44,060	3,923	45,185	25,852	13,739	3,476

UNIT VALUE (ACCUMULATION)	$18.23	$22.63	$38.97	$48.44	$36.42	$20.36

(1) Cost of investments:	$558,041	$70,142	$1,468,925	$935,283	$491,369	$70,707
Shares of investments:	8,452	1,348	28,817	21,271	28,282	3,258

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	MFS GROWTH FUND	PIMCO TOTAL RETURN FUND	PIONEER EQUITY INCOME VCT PORTFOLIO	PUTNAM HIGH YIELD FUND	PUTNAM INCOME FUND	PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND

ASSETS:
Investments at fair value (1)	$217,401	$7,425,837	$1,326,284	$1,124,060	$720	$995,627
Investment income due and accrued
Purchase Payments Receivable	18	2,107	9,267	2,377		50
Receivable from fund shares Sold		45,165		7,446

Total assets	217,419	7,473,109	1,335,551	1,133,883	720	995,677

LIABILITIES:
Payables for fund shares Purchased	18		7,093			50
Redemptions Payable		47,272	2,174	9,823

Total Liabilities	18	47,272	9,267	9,823		50

NET ASSETS	$217,401	$7,425,837	$1,326,284	$1,124,060	$720	$995,627

NET ASSETS REPRESENTED BY:
Accumulation units	$217,401	$7,425,837	$1,326,284	$1,124,060	$720	$995,627

ACCUMULATION UNITS OUTSTANDING	3,851	374,419	32,676	56,616	68	70,286

UNIT VALUE (ACCUMULATION)	$56.45	$19.83	$40.59	$19.85	$10.59	$14.17

(1) Cost of investments:	$138,496	$8,228,489	$1,291,142	$1,152,238	$932	$1,052,050
Shares of investments:	1,378	858,478	87,950	213,700	136	26,002

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	ROYCE SMALL-CAP TOTAL RETURN FUND	VICTORY RS SELECT GROWTH FUND	VICTORY RS SMALL CAP GROWTH FUND

ASSETS:
Investments at fair value (1)	$861,997	$203,993	$865,133
Investment income due and accrued
Purchase Payments Receivable	8
Receivable from fund shares Sold			44

Total assets	862,005	203,993	865,177

LIABILITIES:
Payables for fund shares Purchased	2
Redemptions Payable	6		44

Total Liabilities	8		44

NET ASSETS	$861,997	$203,993	$865,133

NET ASSETS REPRESENTED BY:
Accumulation units	$861,997	$203,993	$865,133

ACCUMULATION UNITS OUTSTANDING	30,942	5,501	52,385

UNIT VALUE (ACCUMULATION)	$27.86	$37.08	$16.51

(1) Cost of investments:	$1,019,861	$318,171	$1,146,079
Shares of investments:	111,948	11,087	16,494

The accompanying notes are an integral part of these financial statements.	(Concluded)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	ALGER BALANCED PORTFOLIO	ALGER MID CAP GROWTH PORTFOLIO		AMERICAN CENTURY INVESTMENTS DISCIPLINED CORE VALUE FUND	AMERICAN CENTURY INVESTMENTS EQUITY INCOME FUND	AMERICAN FUNDS THE GROWTH FUND OF AMERICA	ARTISAN INTERNATIONAL FUND

INVESTMENT INCOME:
Dividends	$24,932	$		$3,532	$220,768	$40,636	$97,182

EXPENSES:
Mortality and expense risk	15,834		95,354	1,606	81,170	95,798	75,750

NET INVESTMENT INCOME (LOSS)	9,098		(95,354)	1,926	139,598	(55,162)	21,432

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on sale of fund shares	8,391		(737,545)	(273)	(44,936)	149,082	(299,093)
Realized gain distributions	5,986				447,611	937,127	73,342

Net realized gain (loss) on investments	14,377		(737,545)	(273)	402,675	1,086,209	(225,751)

Change in net unrealized appreciation (depreciation) on investments	240,520		2,950,588	14,646	(295,880)	2,742,281	1,395,684

Net realized and unrealized gain (loss) on investments	254,897		2,213,043	14,373	106,795	3,828,490	1,169,933

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$263,995		$2,117,689	$16,299	$246,393	$3,773,328	$1,191,365

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	CLEARBRIDGE VALUE TRUST	COLUMBIA SELECT MID CAP VALUE FUND	DAVIS NEW YORK VENTURE FUND	EMPOWER AGGRESSIVE PROFILE FUND	EMPOWER ARIEL MID CAP VALUE FUND	EMPOWER BOND INDEX FUND

INVESTMENT INCOME:
Dividends	$11,693	$12,493	$23,867	$1,121,694	$877,904	$307,084

EXPENSES:
Mortality and expense risk	12,262	12,396	23,566	163,351	352,288	70,610

NET INVESTMENT INCOME (LOSS)	(569)	97	301	958,343	525,616	236,474

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	67,900	94,996	(191,054)	(775,884)	(925,659)	(779,024)
Realized gain distributions	102,434	10,004	302,514	966,907	4,322,920

Net realized gain (loss) on investments	170,334	105,000	111,460	191,023	3,397,261	(779,024)

Change in net unrealized appreciation (depreciation) on investments	30,590	67,708	826,675	4,282,226	(672,901)	1,068,045

Net realized and unrealized gain (loss) on investments	200,924	172,708	938,135	4,473,249	2,724,360	289,021

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$200,355	$172,805	$938,436	$5,431,592	$3,249,976	$525,495

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	EMPOWER CONSERVATIVE PROFILE FUND	EMPOWER GOVERNMENT MONEY MARKET FUND	EMPOWER INTERNATIONAL VALUE FUND	EMPOWER LARGE CAP VALUE FUND	EMPOWER LIFETIME 2015 FUND	EMPOWER LIFETIME 2025 FUND

INVESTMENT INCOME:
Dividends	$881,896	$1,378,059	$315,940	$465,532	$113,141	$142,683

EXPENSES:
Mortality and expense risk	70,788	264,168	167,171	428,020	29,172	50,266

NET INVESTMENT INCOME (LOSS)	811,108	1,113,891	148,769	37,512	83,969	92,417

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(352,792)	2	512,824	603,255	(34,773)	(195,774)
Realized gain distributions	330,195		422,788	2,087,076	53,826	123,116

Net realized gain (loss) on investments	(22,597)	2	935,612	2,690,331	19,053	(72,658)

Change in net unrealized appreciation (depreciation) on investments	1,444,612	0	2,824,082	1,747,561	244,172	621,410

Net realized and unrealized gain (loss) on investments	1,422,015	2	3,759,694	4,437,892	263,225	548,752

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,233,123	$1,113,893	$3,908,463	$4,475,404	$347,194	$641,169

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	EMPOWER LIFETIME 2035 FUND	EMPOWER LIFETIME 2045 FUND	EMPOWER LIFETIME 2055 FUND	EMPOWER MODERATE PROFILE FUND	EMPOWER MODERATELY AGGRESSIVE PROFILE FUND	EMPOWER MODERATELY CONSERVATIVE PROFILE FUND

INVESTMENT INCOME:
Dividends	$158,893	$102,818	$45,976	$1,879,879	$1,121,211	$282,408

EXPENSES:
Mortality and expense risk	44,555	41,547	21,730	322,955	264,674	48,512

NET INVESTMENT INCOME (LOSS)	114,338	61,271	24,246	1,556,924	856,537	233,896

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(76,099)	(40,419)	(11,310)	(607,596)	(921,112)	(134,202)
Realized gain distributions	198,047	163,547	86,727	727,159	1,657,243	198,465

Net realized gain (loss) on investments	121,948	123,128	75,417	119,563	736,131	64,263

Change in net unrealized appreciation (depreciation) on investments	781,372	657,651	437,136	4,041,744	4,506,898	499,760

Net realized and unrealized gain (loss) on investments	903,320	780,779	512,553	4,161,307	5,243,029	564,023

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,017,658	$842,050	$536,799	$5,718,231	$6,099,566	$797,919

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	EMPOWER MULTI-SECTOR BOND FUND	EMPOWER S&P 500 INDEX FUND	EMPOWER S&P SMALL CAP 600 INDEX FUND	EMPOWER SMALL CAP VALUE FUND	EMPOWER T. ROWE PRICE MID CAP GROWTH FUND	EMPOWER U.S. GOVERNMENT SECURITIES FUND

INVESTMENT INCOME:
Dividends	$262,211	$832,163	$133,816	$3,175	$0	$278,480

EXPENSES:
Mortality and expense risk	70,818	1,819,095	218,683	56,576	264,050	113,131

NET INVESTMENT INCOME (LOSS)	191,393	(986,932)	(84,867)	(53,401)	(264,050)	165,349

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(118,196)	4,642,672	(277,698)	187,835	794,382	(299,128)
Realized gain distributions		9,143,318	667,779	152,299	879,435

Net realized gain (loss) on investments	(118,196)	13,785,990	390,081	340,134	1,673,817	(299,128)

Change in net unrealized appreciation (depreciation) on investments	476,685	27,448,879	2,979,239	759,245	4,153,968	508,609

Net realized and unrealized gain (loss) on investments	358,489	41,234,869	3,369,320	1,099,379	5,827,785	209,481

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$549,882	$40,247,937	$3,284,453	$1,045,978	$5,563,735	$374,830

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	FEDERATED HERMES EQUITY INCOME FUND, INC.	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FRANKLIN SMALL- MID CAP GROWTH FUND		INVESCO AMERICAN FRANCHISE FUND		INVESCO CAPITAL APPRECIATION FUND

INVESTMENT INCOME:
Dividends	$27,285	$211,727	$115,452	$		$		$

EXPENSES:
Mortality and expense risk	21,394	329,768	821,151		779		6,926		29,810

NET INVESTMENT INCOME (LOSS)	5,891	(118,041)	(705,699)		(779)		(6,926)		(29,810)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(18,602)	796,632	1,167,903		(378)		(9,862)		(34,552)
Realized gain distributions	4,847	1,535,012	4,163,524

Net realized gain (loss) on investments	(13,755)	2,331,644	5,331,427		(378)		(9,862)		(34,552)

Change in net unrealized appreciation (depreciation) on investments	207,705	9,819,590	22,151,218		25,852		236,097		989,655

Net realized and unrealized gain (loss) on investments	193,950	12,151,234	27,482,645		25,474		226,235		955,103

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$199,841	$12,033,193	$26,776,946		$24,695		$219,309		$925,293

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	INVESCO COMSTOCK FUND	INVESCO DISCOVERY MID CAP GROWTH FUND		INVESCO GLOBAL FUND		INVESCO SMALL CAP GROWTH FUND		INVESCO VALUE OPPORTUNITIES FUND (1)	JANUS HENDERSON FORTY FUND

INVESTMENT INCOME:
Dividends	$23,728	$		$		$		$4,739	$8,258

EXPENSES:
Mortality and expense risk	10,520		11,857		82,651		7,277	3,492	57,002

NET INVESTMENT INCOME (LOSS)	13,208		(11,857)		(82,651)		(7,277)	1,247	(48,744)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(39,794)		(22,474)		(146,574)		(74,125)	(58,369)	43,080
Realized gain distributions	105,035				1,207,568			32,386	527,907

Net realized gain (loss) on investments	65,241		(22,474)		1,060,994		(74,125)	(25,983)	570,987

Change in net unrealized appreciation (depreciation) on investments	93,813		167,695		2,125,646		215,579	101,672	1,286,943

Net realized and unrealized gain (loss) on investments	159,054		145,221		3,186,640		141,454	75,689	1,857,930

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$172,262		$133,364		$3,103,989		$134,177	$76,936	$1,809,186

(1)

Invesco American Value Fund was acquired by Invesco Value Opportunities Fund, effective February 10, 2023. All activity prior to February 10, 2023 is related to the Invesco American Value Fund, while all activity subsequent to February 10, 2023 is related to the Invesco Value Opportunities Fund.

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	JANUS HENDERSON GLOBAL RESEARCH FUND	JANUS HENDERSON RESEARCH FUND	JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO	JENSEN QUALITY GROWTH FUND	LORD ABBETT VALUE OPPORTUNITIES FUND	MAINSTAY WMC SMALL COMPANIES FUND

INVESTMENT INCOME:
Dividends	$6,012	$0	$14,504	$3,192	$641	$98

EXPENSES:
Mortality and expense risk	7,813	617	14,382	9,549	3,116	527

NET INVESTMENT INCOME (LOSS)	(1,801)	(617)	122	(6,357)	(2,475)	(429)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	44,095	1,622	6,830	15,407	(19,085)	(1,334)
Realized gain distributions	31,054	2,483	43,211	82,196	7,245

Net realized gain (loss) on investments	75,149	4,105	50,041	97,603	(11,840)	(1,334)

Change in net unrealized appreciation (depreciation) on investments	100,347	24,747	305,860	73,626	92,269	4,912

Net realized and unrealized gain (loss) on investments	175,496	28,852	355,901	171,229	80,429	3,578

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$173,695	$28,235	$356,023	$164,872	$77,954	$3,149

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	MFS GROWTH FUND		PIMCO TOTAL RETURN FUND	PIONEER EQUITY INCOME VCT PORTFOLIO	PUTNAM HIGH YIELD FUND	PUTNAM INCOME FUND	PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND
INVESTMENT INCOME:
Dividends	$		$259,100	$17,863	$69,918	$51	$1,108

EXPENSES:
Mortality and expense risk		1,020	52,911	8,109	6,938	4	8,119

NET INVESTMENT INCOME (LOSS)		(1,020)	206,189	9,754	62,980	47	(7,011)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		4,478	(687,124)	(45,325)	(70,633)		(24,257)
Realized gain distributions		10,975		84,860			8,013

Net realized gain (loss) on investments		15,453	(687,124)	39,535	(70,633)		(16,244)

Change in net unrealized appreciation (depreciation) on investments		42,183	899,467	43,082	142,836	(18)	153,675

Net realized and unrealized gain (loss) on investments		57,636	212,343	82,617	72,203	(18)	137,431

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$56,616	$418,532	$92,371	$135,183	$29	$130,420

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	ROYCE SMALL-CAP TOTAL RETURN FUND	VICTORY RS SELECT GROWTH FUND		VICTORY RS SMALL CAP GROWTH FUND

INVESTMENT INCOME:
Dividends	$23,181	$		$

EXPENSES:
Mortality and expense risk	5,216		1,956		9,091

NET INVESTMENT INCOME (LOSS)	17,965		(1,956)		(9,091)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(66,924)		(21,073)		(63,031)
Realized gain distributions	49,615

Net realized gain (loss) on investments	(17,309)		(21,073)		(63,031)

Change in net unrealized appreciation (depreciation) on investments	158,382		55,410		216,427

Net realized and unrealized gain (loss) on investments	141,073		34,337		153,396

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$159,038		$32,381		$144,305

The accompanying notes are an integral part of these financial statements.	(Concluded)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	ALGER BALANCED PORTFOLIO		ALGER MID CAP GROWTH PORTFOLIO		AMERICAN CENTURY INVESTMENTS DISCIPLINED CORE VALUE FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$9,098	$6,693	$(95,354)	$(105,357)	$1,926	$2,319
Net realized gain (loss) on investments	14,377	92,544	(737,545)	129,365	(273)	(187)
Change in net unrealized appreciation (depreciation) on investments	240,520	(357,910)	2,950,588	(6,162,227)	14,646	(34,784)

Increase (decrease) in net assets resulting from operations	263,995	(258,673)	2,117,689	(6,138,219)	16,299	(32,652)

CONTRACT TRANSACTIONS:
Purchase payments received	42,186	31,320	136,815	167,781
Transfers for contract benefits and terminations	(161,152)	(149,247)	(760,951)	(749,085)
Net transfers	(239,872)	477,128	(156,071)	(548,361)
Contract maintenance charges	(1,564)	(2,858)	(1,576)	(2,090)
Other, net	(1,642)	(88)	(4,170)	4,328
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(362,044)	356,255	(785,953)	(1,127,427)	0	0

Total increase (decrease) in net assets	(98,049)	97,582	1,331,736	(7,265,646)	16,299	(32,652)

NET ASSETS:
Beginning of period	1,886,253	1,788,671	10,015,101	17,280,747	213,640	246,292

End of period	$1,788,204	$1,886,253	$11,346,837	$10,015,101	$229,939	$213,640

CHANGES IN UNITS OUTSTANDING:
Units issued	1,592	19,899	4,015	8,117
Units redeemed	(13,156)	(10,380)	(23,926)	(32,333)

Net increase (decrease)	(11,564)	9,519	(19,911)	(24,216)	-	0

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	AMERICAN CENTURY INVESTMENTS EQUITY INCOME FUND		AMERICAN FUNDS THE GROWTH FUND OF AMERICA		ARTISAN INTERNATIONAL FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$139,598	$124,442	$(55,162)	$(96,466)	$21,432	$42,296
Net realized gain (loss) on investments	402,675	658,527	1,086,209	597,660	(225,751)	(208,622)
Change in net unrealized appreciation (depreciation) on investments	(295,880)	(1,200,790)	2,742,281	(5,649,093)	1,395,684	(2,011,569)

Increase (decrease) in net assets resulting from operations	246,393	(417,821)	3,773,328	(5,147,899)	1,191,365	(2,177,895)

CONTRACT TRANSACTIONS:
Purchase payments received	206,373	236,832	294,950	323,187	300,766	302,707
Transfers for contract benefits and terminations	(1,429,961)	(650,486)	(1,335,907)	(1,154,998)	(677,486)	(623,506)
Net transfers	216,102	(349,839)	693,227	333,514	(455,346)	679,237
Contract maintenance charges	(3,588)	(5,220)	(1,695)	(2,135)	(7,724)	(6,175)
Other, net	3,770	7,322	9,606	5,717	13,355	6,599
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(1,007,304)	(761,391)	(339,819)	(494,715)	(826,435)	358,862

Total increase (decrease) in net assets	(760,911)	(1,179,212)	3,433,509	(5,642,614)	364,930	(1,819,033)

NET ASSETS:
Beginning of period	9,400,729	10,579,941	10,792,347	16,434,961	9,255,341	11,074,374

End of period	$8,639,818	$9,400,729	$14,225,856	$10,792,347	$9,620,271	$9,255,341

CHANGES IN UNITS OUTSTANDING:
Units issued	7,513	12,248	27,954	23,238	15,656	70,581
Units redeemed	(29,060)	(26,874)	(35,961)	(38,921)	(55,389)	(51,077)

Net increase (decrease)	(21,547)	(14,626)	(8,007)	(15,683)	(39,733)	19,504

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	CLEARBRIDGE VALUE TRUST		COLUMBIA SELECT MID CAP VALUE FUND		DAVIS NEW YORK VENTURE FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(569)	$(3,694)	$97	$(5,925)	$301	$18,970
Net realized gain (loss) on investments	170,334	157,956	105,000	289,374	111,460	86,165
Change in net unrealized appreciation (depreciation) on investments	30,590	(262,518)	67,708	(551,587)	826,675	(755,483)

Increase (decrease) in net assets resulting from operations	200,355	(108,256)	172,805	(268,138)	938,436	(650,348)

CONTRACT TRANSACTIONS:
Purchase payments received	8,364	9,648	111,273	111,953	102,439	54,217
Transfers for contract benefits and terminations	(82,525)	(115,326)	(187,092)	(259,009)	(328,596)	(197,023)
Net transfers	(49,002)	(54,869)	(532,415)	(217,582)	1,575,213	(19,602)
Contract maintenance charges	(440)	(765)	(7,224)	(8,410)	(2,035)	(3)
Other, net	65	(419)	(2,751)	(1,547)	7,986	(12,082)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(123,538)	(161,731)	(618,209)	(374,595)	1,355,007	(174,493)

Total increase (decrease) in net assets	76,817	(269,987)	(445,404)	(642,733)	2,293,443	(824,841)

NET ASSETS:
Beginning of period	1,160,587	1,430,574	2,350,146	2,992,879	2,822,756	3,647,597

End of period	$1,237,404	$1,160,587	$1,904,742	$2,350,146	$5,116,199	$2,822,756

CHANGES IN UNITS OUTSTANDING:
Units issued	287	960	4,470	16,091	61,037	3,666
Units redeemed	(4,703)	(7,229)	(26,784)	(28,732)	(12,548)	(10,694)

Net increase (decrease)	(4,416)	(6,269)	(22,314)	(12,641)	48,489	(7,028)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	EMPOWER AGGRESSIVE PROFILE FUND		EMPOWER ARIEL MID CAP VALUE FUND		EMPOWER BOND INDEX FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$958,343	$389,767	$525,616	$1,571,890	$236,474	$88,882
Net realized gain (loss) on investments	191,023	3,288,832	3,397,261	8,463,721	(779,024)	(183,726)
Change in net unrealized appreciation (depreciation) on investments	4,282,226	(10,293,128)	(672,901)	(16,483,548)	1,068,045	(2,202,060)

Increase (decrease) in net assets resulting from operations	5,431,592	(6,614,529)	3,249,976	(6,447,937)	525,495	(2,296,904)

CONTRACT TRANSACTIONS:
Purchase payments received	973,336	960,996	235,969	217,778	496,177	476,226
Transfers for contract benefits and terminations	(2,100,471)	(2,814,004)	(2,596,982)	(3,908,710)	(2,142,086)	(1,539,195)
Net transfers	(612,734)	(265,552)	301,547	(823,815)	1,329,501	127,567
Contract maintenance charges	(204)	(443)	(8,351)	(8,291)	(40,355)	(35,361)
Other, net	(8,040)	47,709	(5,053)	6,713	(10,051)	8,401
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(1,748,113)	(2,071,294)	(2,072,870)	(4,516,325)	(366,814)	(962,362)

Total increase (decrease) in net assets	3,683,479	(8,685,823)	1,177,106	(10,964,262)	158,681	(3,259,266)

NET ASSETS:
Beginning of period	34,043,918	42,729,741	35,994,058	46,958,320	13,811,021	17,070,287

End of period	$37,727,397	$34,043,918	$37,171,164	$35,994,058	$13,969,702	$13,811,021

CHANGES IN UNITS OUTSTANDING:
Units issued	74,850	82,550	9,356	4,995	92,676	184,086
Units redeemed	(195,156)	(234,614)	(27,418)	(52,308)	(124,730)	(228,400)

Net increase (decrease)	(120,306)	(152,064)	(18,062)	(47,313)	(32,054)	(44,314)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	EMPOWER CONSERVATIVE PROFILE FUND		EMPOWER GOVERNMENT MONEY MARKET FUND		EMPOWER INTERNATIONAL VALUE FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$811,108	$454,375	$1,113,891	$125,758	$148,769	$122,116
Net realized gain (loss) on investments	(22,597)	914,322	2		935,612	221,997
Change in net unrealized appreciation (depreciation) on investments	1,444,612	(4,767,754)			2,824,082	(4,235,483)

Increase (decrease) in net assets resulting from operations	2,233,123	(3,399,057)	1,113,893	125,758	3,908,463	(3,891,370)

CONTRACT TRANSACTIONS:
Purchase payments received	1,990,740	1,896,151	463,785	502,512	939,535	559,508
Transfers for contract benefits and terminations	(2,730,711)	(3,511,742)	(4,647,607)	(3,259,993)	(2,151,952)	(2,352,540)
Net transfers	(192,723)	(456,577)	1,160,936	5,044,918	(6,256,058)	5,447,815
Contract maintenance charges	(33,117)	(36,574)	(8,611)	(35,532)	(45,543)	(24,305)
Other, net	(64,890)	(62,736)	51,854	14,478	(25,135)	(9,306)
Adjustments to net assets allocated to contracts in payout phase				(28,706)

Increase (decrease) in net assets resulting from contract transactions	(1,030,701)	(2,171,478)	(2,979,643)	2,237,677	(7,539,153)	3,621,172

Total increase (decrease) in net assets	1,202,422	(5,570,535)	(1,865,750)	2,363,435	(3,630,690)	(270,198)

NET ASSETS:
Beginning of period	28,590,543	34,161,078	32,936,248	30,572,813	24,759,592	25,029,790

End of period	$29,792,965	$28,590,543	$31,070,498	$32,936,248	$21,128,902	$24,759,592

CHANGES IN UNITS OUTSTANDING:
Units issued	191,985	252,262	105,423	552,839	31,043	198,502
Units redeemed	(284,377)	(438,434)	(300,273)	(398,660)	(232,304)	(83,649)

Net increase (decrease)	(92,392)	(186,172)	(194,850)	154,179	(201,261)	114,853

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	EMPOWER LARGE CAP VALUE FUND		EMPOWER LIFETIME 2015 FUND		EMPOWER LIFETIME 2025 FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$37,512	$308,481	$83,969	$43,174	$92,417	$48,898
Net realized gain (loss) on investments	2,690,331	3,554,470	19,053	161,954	(72,658)	263,016
Change in net unrealized appreciation (depreciation) on investments	1,747,561	(6,102,491)	244,172	(716,867)	621,410	(1,461,032)

Increase (decrease) in net assets resulting from operations	4,475,404	(2,239,540)	347,194	(511,739)	641,169	(1,149,118)

CONTRACT TRANSACTIONS:
Purchase payments received	503,050	585,302	218,845	232,924	249,066	233,100
Transfers for contract benefits and terminations	(4,053,913)	(4,597,496)	(155,070)	(420,872)	(1,077,594)	(1,127,951)
Net transfers	(2,701,604)	(712,940)	50,727	244,392	478,685	223,054
Contract maintenance charges	(17,540)	(25,062)	(348)	(368)	(3,507)	(2,266)
Other, net	11,299	1,310	-	(181)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(6,258,708)	(4,748,886)	114,154	55,895	(353,350)	(674,063)

Total increase (decrease) in net assets	(1,783,304)	(6,988,426)	461,348	(455,844)	287,819	(1,823,181)

NET ASSETS:
Beginning of period	43,680,246	50,668,672	3,624,484	4,080,328	6,004,101	7,827,282

End of period	$41,896,942	$43,680,246	$4,085,832	$3,624,484	$6,291,920	$6,004,101

CHANGES IN UNITS OUTSTANDING:
Units issued	40,752	107,486	12,221	20,297	28,892	28,731
Units redeemed	(500,004)	(471,098)	(7,162)	(18,101)	(41,794)	(57,184)

Net increase (decrease)	(459,252)	(363,612)	5,059	2,196	(12,902)	(28,453)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	EMPOWER LIFETIME 2035 FUND		EMPOWER LIFETIME 2045 FUND		EMPOWER LIFETIME 2055 FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$114,338	$66,075	$61,271	$33,211	$24,246	$12,273
Net realized gain (loss) on investments	121,948	333,573	123,128	315,568	75,417	171,709
Change in net unrealized appreciation (depreciation) on investments	781,372	(1,809,159)	657,651	(1,408,163)	437,136	(782,796)

Increase (decrease) in net assets resulting from operations	1,017,658	(1,409,511)	842,050	(1,059,384)	536,799	(598,814)

CONTRACT TRANSACTIONS:
Purchase payments received	522,718	513,995	512,389	503,953	445,735	405,214
Transfers for contract benefits and terminations	(375,373)	(295,349)	(186,407)	(376,836)	(75,581)	(248,948)
Net transfers	440,859	(376,547)	27,620	(12,689)	129,212	19,702
Contract maintenance charges	(1,919)	(1,779)	(2,571)	(2,452)	(1,010)	(955)
Other, net	(9,506)	6,965	10,563	(22,491)	(1,112)	3,285
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	576,779	(152,715)	361,594	89,485	497,244	178,298

Total increase (decrease) in net assets	1,594,437	(1,562,226)	1,203,644	(969,899)	1,034,043	(420,516)

NET ASSETS:
Beginning of period	7,085,830	8,648,056	5,145,195	6,115,094	3,037,365	3,457,881

End of period	$8,680,267	$7,085,830	$6,348,839	$5,145,195	$4,071,408	$3,037,365

CHANGES IN UNITS OUTSTANDING:
Units issued	31,504	21,150	17,203	18,864	18,247	15,108
Units redeemed	(12,607)	(27,391)	(5,865)	(15,446)	(2,490)	(8,552)

Net increase (decrease)	18,897	(6,241)	11,338	3,418	15,757	6,556

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	EMPOWER MODERATE PROFILE FUND		EMPOWER MODERATELY AGGRESSIVE PROFILE FUND		EMPOWER MODERATELY CONSERVATIVE PROFILE FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,556,924	$887,294	$856,537	$515,454	$233,896	$111,358
Net realized gain (loss) on investments	119,563	2,811,109	736,131	3,042,676	64,263	423,361
Change in net unrealized appreciation (depreciation) on investments	4,041,744	(11,617,925)	4,506,898	(11,393,247)	499,760	(1,703,351)

Increase (decrease) in net assets resulting from operations	5,718,231	(7,919,522)	6,099,566	(7,835,117)	797,919	(1,168,632)

CONTRACT TRANSACTIONS:
Purchase payments received	1,477,634	1,409,852	1,211,963	1,225,479	222,825	243,497
Transfers for contract benefits and terminations	(3,423,111)	(5,662,933)	(3,921,823)	(3,748,641)	(774,834)	(972,928)
Net transfers	(229,076)	192,202	558,266	(303,723)	40,575	167,981
Contract maintenance charges	(3,168)	(3,732)	(4,105)	(4,985)	(4,598)	1,912
Other, net	16,163	340	(965)	34,323	32,783	35,004
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(2,161,558)	(4,064,271)	(2,156,664)	(2,797,547)	(483,249)	(524,534)

Total increase (decrease) in net assets	3,556,673	(11,983,793)	3,942,902	(10,632,664)	314,670	(1,693,166)

NET ASSETS:
Beginning of period	51,926,542	63,910,335	48,094,190	58,726,854	8,931,553	10,624,719

End of period	$55,483,215	$51,926,542	$52,037,092	$48,094,190	$9,246,223	$8,931,553

CHANGES IN UNITS OUTSTANDING:
Units issued	122,905	209,472	139,992	124,478	25,443	43,741
Units redeemed	(289,872)	(532,071)	(297,880)	(332,934)	(65,231)	(85,344)

Net increase (decrease)	(166,967)	(322,599)	(157,888)	(208,456)	(39,788)	(41,603)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	EMPOWER MULTI-SECTOR BOND FUND		EMPOWER S&P 500 INDEX FUND		EMPOWER S&P SMALL CAP 600 INDEX FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$191,393	$136,905	$(986,932)	$(1,229,181)	$(84,867)	$(111,539)
Net realized gain (loss) on investments	(118,196)	(22,841)	13,785,990	5,358,389	390,081	1,621,108
Change in net unrealized appreciation (depreciation) on investments	476,685	(1,416,170)	27,448,879	(47,817,754)	2,979,239	(6,914,285)

Increase (decrease) in net assets resulting from operations	549,882	(1,302,106)	40,247,937	(43,688,546)	3,284,453	(5,404,716)

CONTRACT TRANSACTIONS:
Purchase payments received	112,507	116,369	1,194,518	1,220,918	258,640	1,149,935
Transfers for contract benefits and terminations	(1,207,238)	(897,294)	(17,090,684)	(15,641,924)	(1,834,447)	(2,463,549)
Net transfers	(123,396)	(232,620)	2,204,229	(219,608)	(1,667,969)	462,208
Contract maintenance charges	(950)	(1,005)	(35,851)	(27,352)	(11,484)	(12,253)
Other, net	4,624	525	(13,887)	1,694	4,545	21,227
Adjustments to net assets allocated to contracts in payout phase				(79,190)

Increase (decrease) in net assets resulting from contract transactions	(1,214,453)	(1,014,025)	(13,741,675)	(14,745,462)	(3,250,715)	(842,432)

Total increase (decrease) in net assets	(664,571)	(2,316,131)	26,506,262	(58,434,008)	33,738	(6,247,148)

NET ASSETS:
Beginning of period	8,713,224	11,029,355	171,143,581	229,577,589	25,278,070	31,525,218

End of period	$8,048,653	$8,713,224	$197,649,843	$171,143,581	$25,311,808	$25,278,070

CHANGES IN UNITS OUTSTANDING:
Units issued	4,261	4,555	187,562	173,142	4,449	26,150
Units redeemed	(32,104)	(25,093)	(967,232)	(1,059,068)	(45,883)	(35,519)

Net increase (decrease)	(27,843)	(20,538)	(779,670)	(885,926)	(41,434)	(9,369)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	EMPOWER SMALL CAP VALUE FUND		EMPOWER T. ROWE PRICE MID CAP GROWTH FUND		EMPOWER U.S. GOVERNMENT SECURITIES FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(53,401)	$(53,617)	$(264,050)	$(270,398)	$165,349	$55,192
Net realized gain (loss) on investments	340,134	299,494	1,673,817	2,115,544	(299,128)	(139,995)
Change in net unrealized appreciation (depreciation) on investments	759,245	(1,056,161)	4,153,968	(11,778,907)	508,609	(1,887,830)

Increase (decrease) in net assets resulting from operations	1,045,978	(810,284)	5,563,735	(9,933,761)	374,830	(1,972,633)

CONTRACT TRANSACTIONS:
Purchase payments received	92,112	79,901	336,975	312,479	258,567	123,234
Transfers for contract benefits and terminations	(406,942)	(484,756)	(3,123,036)	(3,276,985)	(1,762,366)	(1,705,549)
Net transfers	(73,469)	(29,139)	32,951	215,153	(110,343)	(686,493)
Contract maintenance charges	(2,054)	(966)	(9,639)	(6,059)	(2,564)	(4,585)
Other, net	351	(3,503)	2,686	(2,113)	(7,477)	727
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(390,002)	(438,463)	(2,760,063)	(2,757,525)	(1,624,183)	(2,272,666)

Total increase (decrease) in net assets	655,976	(1,248,747)	2,803,672	(12,691,286)	(1,249,353)	(4,245,299)

NET ASSETS:
Beginning of period	6,297,015	7,545,762	30,854,879	43,546,165	12,211,303	16,456,602

End of period	$6,952,991	$6,297,015	$33,658,551	$30,854,879	$10,961,950	$12,211,303

CHANGES IN UNITS OUTSTANDING:
Units issued	1,848	3,824	5,777	14,971	12,437	20,252
Units redeemed	(7,546)	(11,878)	(33,762)	(45,237)	(91,690)	(116,900)

Net increase (decrease)	(5,698)	(8,054)	(27,985)	(30,266)	(79,253)	(96,648)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	FEDERATED HERMES EQUITY INCOME FUND, INC.		FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$5,891	$12,370	$(118,041)	$(118,306)	$(705,699)	$(279,129)
Net realized gain (loss) on investments	(13,755)	180,963	2,331,644	2,938,768	5,331,427	9,457,025
Change in net unrealized appreciation (depreciation) on investments	207,705	(440,062)	9,819,590	(17,899,850)	22,151,218	(36,853,741)

Increase (decrease) in net assets resulting from operations	199,841	(246,729)	12,033,193	(15,079,388)	26,776,946	(27,675,845)

CONTRACT TRANSACTIONS:
Purchase payments received	58,073	92,452	494,993	527,006	702,006	669,085
Transfers for contract benefits and terminations	(262,296)	(117,272)	(3,912,761)	(3,980,746)	(7,205,090)	(5,846,741)
Net transfers	(903,285)	234,304	395,796	(558,431)	(105,285)	(798,581)
Contract maintenance charges	(1,952)	(3,120)	(4,485)	(3,478)	(32,409)	(28,373)
Other, net	3,048	(6,581)	10,026	(96,604)	3,468	22,288
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(1,106,412)	199,783	(3,016,431)	(4,112,253)	(6,637,310)	(5,982,322)

Total increase (decrease) in net assets	(906,571)	(46,946)	9,016,762	(19,191,641)	20,139,636	(33,658,167)

NET ASSETS:
Beginning of period	3,247,272	3,294,218	38,633,524	57,825,165	79,008,782	112,666,949

End of period	$2,340,701	$3,247,272	$47,650,286	$38,633,524	$99,148,418	$79,008,782

CHANGES IN UNITS OUTSTANDING:
Units issued	2,476	24,426	14,355	16,394	10,736	33,211
Units redeemed	(44,673)	(14,445)	(58,127)	(75,838)	(73,120)	(91,255)

Net increase (decrease)	(42,197)	9,981	(43,772)	(59,444)	(62,384)	(58,044)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	FRANKLIN SMALL-MID CAP GROWTH FUND		INVESCO AMERICAN FRANCHISE FUND		INVESCO CAPITAL APPRECIATION FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(779)	$(782)	$(6,926)	$(7,407)	$(29,810)	$(31,177)
Net realized gain (loss) on investments	(378)	5,815	(9,862)	48,204	(34,552)	3,402
Change in net unrealized appreciation (depreciation) on investments	25,852	(53,939)	236,097	(329,380)	989,655	(1,355,052)

Increase (decrease) in net assets resulting from operations	24,695	(48,906)	219,309	(288,583)	925,293	(1,382,827)

CONTRACT TRANSACTIONS:
Purchase payments received			710	1,484	51,526	53,299
Transfers for contract benefits and terminations			(46,578)	(55,210)	(173,522)	(229,789)
Net transfers	(4)	8	10,940	(5,736)	99,304	(90,490)
Contract maintenance charges			(161)	(176)	(375)	(431)
Other, net			—	271	3,626	(11,648)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(4)	8	(35,089)	(59,367)	(19,441)	(279,059)

Total increase (decrease) in net assets	24,691	(48,898)	184,220	(347,950)	905,852	(1,661,886)

NET ASSETS:
Beginning of period	94,067	142,965	583,121	931,071	2,764,514	4,426,400

End of period	$118,758	$94,067	$767,341	$583,121	$3,670,366	$2,764,514

CHANGES IN UNITS OUTSTANDING:
Units issued			330	60	3,964	3,452
Units redeemed			(2,357)	(2,969)	(4,922)	(12,015)

Net increase (decrease)	-	-	(2,027)	(2,909)	(958)	(8,563)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	INVESCO COMSTOCK FUND		INVESCO DISCOVERY MID CAP GROWTH FUND		INVESCO GLOBAL FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$13,208	$16,555	$(11,857)	$(13,619)	$(82,651)	$(89,698)
Net realized gain (loss) on investments	65,241	335,421	(22,474)	(21,462)	1,060,994	1,156,950
Change in net unrealized appreciation (depreciation) on investments	93,813	(390,425)	167,695	(499,019)	2,125,646	(6,828,919)

Increase (decrease) in net assets resulting from operations	172,262	(38,449)	133,364	(534,100)	3,103,989	(5,761,667)

CONTRACT TRANSACTIONS:
Purchase payments received	41,739	55,590	23,179	22,341	190,735	280,155
Transfers for contract benefits and terminations	(121,232)	(59,626)	(122,181)	(113,267)	(688,179)	(1,005,627)
Net transfers	(143,215)	(10,797)	(218,749)	229,488	313,377	(1,524,903)
Contract maintenance charges	(266)	(666)	(1,106)	(923)	(5,008)	(15,578)
Other, net	(1,096)	291	(90)	783	10,063	9,635
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(224,070)	(15,208)	(318,947)	138,422	(179,012)	(2,256,318)

Total increase (decrease) in net assets	(51,808)	(53,657)	(185,583)	(395,678)	2,924,977	(8,017,985)

NET ASSETS:
Beginning of period	1,707,696	1,761,353	1,257,994	1,653,672	9,533,053	17,551,038

End of period	$1,655,888	$1,707,696	$1,072,411	$1,257,994	$12,458,030	$9,533,053

CHANGES IN UNITS OUTSTANDING:
Units issued	1,459	62,590	773	10,028	13,046	25,874
Units redeemed	(8,861)	(64,398)	(14,384)	(6,263)	(19,083)	(95,091)

Net increase (decrease)	(7,402)	(1,808)	(13,611)	3,765	(6,037)	(69,217)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	INVESCO SMALL CAP GROWTH FUND		INVESCO VALUE OPPORTUNITIES FUND (1)		JANUS HENDERSON FORTY FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(7,277)	$(8,680)	$1,247	$(2,827)	$(48,744)	$(56,785)
Net realized gain (loss) on investments	(74,125)	(95,027)	(25,983)	188,144	570,987	104,717
Change in net unrealized appreciation (depreciation) on investments	215,579	(657,112)	101,672	(222,962)	1,286,943	(2,905,587)

Increase (decrease) in net assets resulting from operations	134,177	(760,819)	76,936	(37,645)	1,809,186	(2,857,655)

CONTRACT TRANSACTIONS:
Purchase payments received	23,890	28,701	11,891	14,761	19,203	37,419
Transfers for contract benefits and terminations	(64,818)	(148,517)	(36,129)	(77,763)	(316,769)	(303,837)
Net transfers	(20,578)	(102,280)	(92,666)	52,276	310,518	(713,657)
Contract maintenance charges	(737)	(1,324)	(294)	(75)	(1,639)	(4,491)
Other, net	286	(3,970)	28	(39)	439	1,314
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(61,957)	(227,390)	(117,170)	(10,840)	11,752	(983,252)

Total increase (decrease) in net assets	72,220	(988,209)	(40,234)	(48,485)	1,820,938	(3,840,907)

NET ASSETS:
Beginning of period	1,144,521	2,132,730	652,087	700,572	4,770,350	8,611,257

End of period	$1,216,741	$1,144,521	$611,853	$652,087	$6,591,288	$4,770,350

CHANGES IN UNITS OUTSTANDING:
Units issued	508	1,356	496	10,075	15,612	5,370
Units redeemed	(2,010)	(6,526)	(4,782)	(10,112)	(15,659)	(57,230)

Net increase (decrease)	(1,502)	(5,170)	(4,286)	(37)	(47)	(51,860)

(1)

Invesco American Value Fund was acquired by Invesco Value Opportunities Fund, effective February 10, 2023. All activity prior to February 10, 2023 is related to the Invesco American Value Fund, while all activity subsequent to February 10, 2023 is related to the Invesco Value Opportunities Fund.

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	JANUS HENDERSON GLOBAL RESEARCH FUND		JANUS HENDERSON RESEARCH FUND		JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(1,801)	$(1,844)	$(617)	$(545)	$122	$10,233
Net realized gain (loss) on investments	75,149	69,988	4,105	225	50,041	185,983
Change in net unrealized appreciation (depreciation) on investments	100,347	(276,418)	24,747	(29,702)	305,860	(557,930)

Increase (decrease) in net assets resulting from operations	173,695	(208,274)	28,235	(30,022)	356,023	(361,714)

CONTRACT TRANSACTIONS:
Purchase payments received	3,774	5,658
Transfers for contract benefits and terminations	(72,908)	(90,926)	(7,695)		(40,724)	(66,478)
Net transfers	(40,530)	(17,118)			56,865	(4,958)
Contract maintenance charges	(336)	(403)			(529)	(749)
Other, net	353	582			742	687
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(109,647)	(102,207)	(7,695)		16,354	(71,498)

Total increase (decrease) in net assets	64,048	(310,481)	20,540	(30,022)	372,377	(433,212)

NET ASSETS:
Beginning of period	739,084	1,049,565	68,238	98,260	1,388,335	1,821,547

End of period	$803,132	$739,084	$88,778	$68,238	$1,760,712	$1,388,335

CHANGES IN UNITS OUTSTANDING:
Units issued	135	404			1,580	1,083
Units redeemed	(7,448)	(7,419)	(356)		(1,158)	(3,189)

Net increase (decrease)	(7,313)	(7,015)	(356)	-	422	(2,106)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	JENSEN QUALITY GROWTH FUND		LORD ABBETT VALUE OPPORTUNITIES FUND		MAINSTAY WMC SMALL COMPANIES FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(6,357)	$(6,269)	$(2,475)	$(470)	$(429)	$245
Net realized gain (loss) on investments	97,603	37,989	(11,840)	31,213	(1,334)	(1,610)
Change in net unrealized appreciation (depreciation) on investments	73,626	(271,137)	92,269	(201,525)	4,912	(6,803)

Increase (decrease) in net assets resulting from operations	164,872	(239,417)	77,954	(170,782)	3,149	(8,168)

CONTRACT TRANSACTIONS:
Purchase payments received	1,147	12	12,281	19,820	2,550
Transfers for contract benefits and terminations	(44,867)	(18,395)	(116,717)	(73,900)	(942)	(3,379)
Net transfers	28,371	(5,627)	(16,381)	82,141	32,848	4,597
Contract maintenance charges	(327)	(302)	(307)	(629)	(104)	(47)
Other, net			876	909	176
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(15,676)	(24,312)	(120,248)	28,341	34,528	1,171

Total increase (decrease) in net assets	149,196	(263,729)	(42,294)	(142,441)	37,677	(6,997)

NET ASSETS:
Beginning of period	1,103,050	1,366,779	542,606	685,047	33,078	40,075

End of period	$1,252,246	$1,103,050	$500,312	$542,606	$70,755	$33,078

CHANGES IN UNITS OUTSTANDING:
Units issued	632		395	4,995	1,725	275
Units redeemed	(1,064)	(593)	(3,940)	(4,762)	(59)	(211)

Net increase (decrease)	(432)	(593)	(3,545)	233	1,666	64

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	MFS GROWTH FUND		PIMCO TOTAL RETURN FUND		PIONEER EQUITY INCOME VCT PORTFOLIO
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(1,020)	$(1,033)	$206,189	$316,880	$9,754	$6,668
Net realized gain (loss) on investments	15,453	8,139	(687,124)	(472,154)	39,535	192,994
Change in net unrealized appreciation (depreciation) on investments	42,183	(86,220)	899,467	(1,617,161)	43,082	(303,951)

Increase (decrease) in net assets resulting from operations	56,616	(79,114)	418,532	(1,772,435)	92,371	(104,289)

CONTRACT TRANSACTIONS:
Purchase payments received	2,009	1,798	225,147	299,022	31,574	32,203
Transfers for contract benefits and terminations	(8,010)	(5,458)	(957,554)	(1,435,509)	(112,822)	(146,642)
Net transfers	3,384	(7,270)	(889,142)	363,908	460,342	(313,104)
Contract maintenance charges	(24)	(14)	(12,170)	(25,985)	(1,115)	(1,308)
Other, net	53		895	(4,164)	(202)	222
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(2,588)	(10,944)	(1,632,824)	(802,728)	377,777	(428,629)

Total increase (decrease) in net assets	54,028	(90,058)	(1,214,292)	(2,575,163)	470,148	(532,918)

NET ASSETS:
Beginning of period	163,373	253,431	8,640,129	11,215,292	856,136	1,389,054

End of period	$217,401	$163,373	$7,425,837	$8,640,129	$1,326,284	$856,136

CHANGES IN UNITS OUTSTANDING:
Units issued	111	42	12,906	84,271	12,977	2,483
Units redeemed	(168)	(285)	(93,862)	(132,160)	(3,158)	(12,529)

Net increase (decrease)	(57)	(243)	(80,956)	(47,889)	9,819	(10,046)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	PUTNAM HIGH YIELD FUND		PUTNAM INCOME FUND		PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$62,980	$60,345	$47	47	$(7,011)	$(7,811)
Net realized gain (loss) on investments	(70,633)	(40,731)			(16,244)	(176,515)
Change in net unrealized appreciation (depreciation) on investments	142,836	(231,079)	(18)	(154)	153,675	(252,577)

Increase (decrease) in net assets resulting from operations	135,183	(211,465)	29	(107)	130,420	(436,903)

CONTRACT TRANSACTIONS:
Purchase payments received	31,060	31,988			24,923	62,767
Transfers for contract benefits and terminations	(237,521)	(245,514)			(69,401)	(99,623)
Net transfers	(170,680)	68,767			(63,790)	(707,047)
Contract maintenance charges	(3,041)	(3,374)			(354)	(3,943)
Other, net	(665)	(247)			(7,995)	60
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(380,847)	(148,380)			(116,617)	(747,786)

Total increase (decrease) in net assets	(245,664)	(359,845)	29	(107)	13,803	(1,184,689)

NET ASSETS:
Beginning of period	1,369,724	1,729,569	691	798	981,824	2,166,513

End of period	$1,124,060	$1,369,724	$720	691	$995,627	$981,824

CHANGES IN UNITS OUTSTANDING:
Units issued	1,737	12,742			1,967	13,133
Units redeemed	(21,426)	(20,922)			(11,218)	(70,386)

Net increase (decrease)	(19,689)	(8,180)	-	-	(9,251)	(57,253)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	ROYCE SMALL-CAP TOTAL RETURN FUND		VICTORY RS SELECT GROWTH FUND		VICTORY RS SMALL CAP GROWTH FUND		VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND
	2023	2022	2023	2022	2023	2022	2023	2022 (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$17,965	$1,627	$(1,956)	$(2,170)	$(9,091)	$(10,333)	$	$(60,542)
Net realized gain (loss) on investments	(17,309)	67,311	(21,073)	38,572	(63,031)	38,961		(1,158,203)
Change in net unrealized appreciation (depreciation) on investments	158,382	(194,840)	55,410	(133,913)	216,427	(544,842)		(1,120,933)

Increase (decrease) in net assets resulting from operations	159,038	(125,902)	32,381	(97,511)	144,305	(516,214)		(2,339,678)

CONTRACT TRANSACTIONS:
Purchase payments received	10,296	10,258	848	1,216	1,446	851		135,684
Transfers for contract benefits and terminations	(54,686)	(12,840)	(18,491)	(11,720)	(100,236)	(35,090)		(720,537)
Net transfers	(22,446)	(96,469)	(1,026)	(6,259)	(5,485)	(11,981)		(6,707,515)
Contract maintenance charges	(64)	(23)	(58)	(64)	(374)	(418)		(1,191)
Other, net	287	631			31	413		5,747
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(66,613)	(98,443)	(18,727)	(16,827)	(104,618)	(46,225)		(7,287,812)

Total increase (decrease) in net assets	92,425	(224,345)	13,654	(114,338)	39,687	(562,439)		(9,627,490)

NET ASSETS:
Beginning of period	769,572	993,917	190,339	304,677	825,446	1,387,885		9,627,490

End of period	$861,997	$769,572	$203,993	$190,339	$865,133	$825,446	$	$0

CHANGES IN UNITS OUTSTANDING:
Units issued	437	638	23	31	68	55		8,984
Units redeemed	(3,224)	(4,461)	(566)	(451)	(7,181)	(2,771)		(271,503)

Net increase (decrease)	(2,787)	(3,823)	(543)	(420)	(7,113)	(2,716)		(262,519)

	(1) For the period January 1, 2022 to December 16, 2022

The accompanying notes are an integral part of these financial statements.	(Concluded)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2023

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The FutureFunds Series Account (the Series Account), a separate account of Empower Annuity Insurance Company of America (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account is a funding vehicle for group variable annuity contracts. It consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2023, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends and capital gain distributions, if any, are reinvested in additional full and fractional shares of the related mutual funds. Capital gain distributions, if any, received from the underlying mutual funds are recorded as ‘Realized gain distributions’ within the net realized and unrealized gain/(loss) on investments section of the Statement of Operations of the applicable Investment Divisions.

Contracts in the Payout Phase

Net assets of each Investment Division allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Series Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Any adjustments to these amounts are reflected in Adjustments to net assets allocated to contracts in payout phase on the Statement of Changes in Net Assets of the applicable Investment Divisions. In 2023, the Series Account had no contracts in the payout phase.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, Net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2023 were as follows:

Investment Division	Purchases	Sales
ALGER BALANCED PORTFOLIO	$270,887	$617,846
ALGER MID CAP GROWTH PORTFOLIO	367,074	1,248,379
AMERICAN CENTURYINVESTMENTS DISCIPLINED CORE VALUE FUND	3,532	1,606
AMERICAN CENTURYINVESTMENTS EQUITYINCOME FUND	1,739,387	2,159,481
AMERICAN FUNDS THE GROWTH FUND OF AMERICA	2,339,511	1,797,367
ARTISAN INTERNATIONAL FUND	1,036,042	1,767,704
CLEARBRIDGE VALUE TRUST	159,657	181,309
COLUMBIA SELECT MID CAP VALUE FUND	506,062	1,114,170
DAVIS NEW YORK VENTURE FUND	2,458,997	801,172
EMPOWER AGGRESSIVE PROFILE FUND	3,231,399	3,054,267
EMPOWER ARIEL MID CAP VALUE FUND	6,318,762	3,543,096
EMPOWER BOND INDEX FUND	4,337,071	4,467,412
EMPOWER CONSERVATIVE PROFILE FUND	3,410,368	3,299,816
EMPOWER GOVERNMENT MONEYMARKET FUND	6,417,713	8,288,892
EMPOWER INTERNATIONAL VALUE FUND	3,310,995	10,278,590
EMPOWER LARGE CAP VALUE FUND	3,947,483	8,081,603
EMPOWER LIFETIME 2015 FUND	478,475	226,528
EMPOWER LIFETIME 2025 FUND	1,319,701	1,457,517
EMPOWER LIFETIME 2035 FUND	1,425,844	536,681
EMPOWER LIFETIME 2045 FUND	870,172	283,761
EMPOWER LIFETIME 2055 FUND	715,657	107,440
EMPOWER MODERATE PROFILE FUND	3,907,118	3,784,644
EMPOWER MODERATELYAGGRESSIVE PROFILE FUND	4,483,433	4,126,496
EMPOWER MODERATELYCONSERVATIVE PROFILE FUND	1,014,632	1,065,523
EMPOWER MULTI-SECTOR BOND FUND	451,060	1,474,121
EMPOWER S&P 500 INDEX FUND	14,505,776	20,091,066
EMPOWER S&P SMALL CAP 600 INDEX FUND	1,508,792	4,176,596
EMPOWER SMALL CAP VALUE FUND	974,491	1,265,595
EMPOWER T. ROWE PRICE MID CAP GROWTH FUND	1,983,539	4,128,217
EMPOWER U.S. GOVERNMENT SECURITIES FUND	621,824	2,080,658
FEDERATED HERMES EQUITYINCOME FUND, INC.	218,138	1,313,811
FIDELITYVIP CONTRAFUND PORTFOLIO	3,043,148	4,642,607
FIDELITYVIP GROWTH PORTFOLIO	7,068,217	10,247,701
FRANKLIN SMALL-MID CAP GROWTH FUND	0	783
INVESCO AMERICAN FRANCHISE FUND	16,265	58,278
INVESCO CAPITAL APPRECIATION FUND	241,470	290,717
INVESCO COMSTOCK FUND	299,844	405,673
INVESCO DISCOVERYMID CAP GROWTH FUND	108,303	439,108
INVESCO GLOBAL FUND	2,408,351	1,462,447
INVESCO SMALL CAP GROWTH FUND	65,120	134,354
INVESCO VALUE OPPORTUNITIES FUND	756,077	839,615
JANUS HENDERSON FORTYFUND	1,087,008	596,093
JANUS HENDERSON GLOBAL RESEARCH FUND	68,543	148,932
JANUS HENDERSON RESEARCH FUND	2,483	8,312
JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO	119,965	60,280
JENSEN QUALITYGROWTH FUND	115,544	55,372

Investment Division	Purchases	Sales
LORD ABBETT VALUE OPPORTUNITIES FUND	138,168	253,651
MAINSTAYWMC SMALL COMPANIES FUND	39,698	5,597
MFS GROWTH FUND	20,127	12,786
PIMCO TOTAL RETURN FUND	2,006,615	3,433,270
PIONEER EQUITYINCOME VCT PORTFOLIO	1,357,944	885,555
PUTNAM HIGH YIELD FUND	309,411	627,279
PUTNAM INCOME FUND	51	4
PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND	45,180	160,787
ROYCE SMALL-CAP TOTAL RETURN FUND	152,629	151,661
VICTORY RS SELECT GROWTH FUND	1,917	22,602
VICTORY RS SMALL CAP GROWTH FUND	15,944	129,644

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges

The Company may deduct from each participant’s account in the FutureFunds contract an annual maintenance charge of not more than $30 and from each participant’s account in the FutureFunds Select contract an annual maintenance charge of not more than $100 on the first day of each calendar year. If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and is prorated for the portion of the year remaining. This charge is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Total or Partial Surrenders

The Company deducts charges for total or partial surrenders of a contract in excess of the “free amount” before the retirement date by a deduction from a participant’s account in the FutureFunds contract. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender. In the FutureFunds Select contract, a contract termination charge may apply within the first 5 years of the contract. These charges are recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Premium Taxes

The Company presently intends to pay any premium tax levied by any governmental entity as a result of the existence of the participant accounts or the Series Account.

Loan Fees

To compensate the Company for the administration of loans, an annual maintenance fee of $25 to $100 from each participant account in the FutureFunds Select contract is charged on the anniversaries of the loan origination. The annual maintenance fee is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from the unit value of each Investment Division of the Series Account, equal to an annual rate of 0.00% to 1.25%, depending on the terms of the contract. These charges compensate the Company for its assumption of certain mortality, death benefit and expense risks. The level of this charge is guaranteed and will not change. These charges are recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Related Party Transactions

Empower Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Empower Capital Management, LLC (ECM), a wholly owned subsidiary of the Company, serves as investment adviser to Empower Funds, Inc Fees are assessed against the average daily net assets of the portfolios of Empower Funds, Inc. to compensate ECM for investment advisory services.

4.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2023, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 8, 2024. No subsequent events requiring adjustments or disclosures have occurred.

5.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

FINANCIAL HIGHLIGHTS	At December 31					For the year ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

ALGER BALANCED PORTFOLIO
2023	58	$29.27	to	$39.66	$1,788	1.45%	0.00%	to	1.25%	15.97%	to	17.43%
2022	69	$25.24	to	$33.77	$1,886	1.11%	0.00%	to	1.25%	(12.41)%	to	(11.31)%
2021	60	$28.82	to	$38.08	$1,789	0.86%	0.00%	to	1.25%	17.64%	to	19.12%
2020	63	$24.50	to	$31.97	$1,583	1.52%	0.00%	to	1.25%	8.86%	to	10.23%
2019	51	$22.50	to	$29.00	$1,178	1.40%	0.00%	to	1.25%	18.02%	to	19.50%
ALGER MID CAP GROWTH PORTFOLIO
2023	255	$42.78	to	$57.96	$11,347	0.00%	0.00%	to	1.25%	21.65%	to	23.17%
2022	275	$35.17	to	$47.06	$10,015	0.00%	0.00%	to	1.25%	(36.87)%	to	(36.07)%
2021	299	$55.70	to	$73.61	$17,281	0.00%	0.00%	to	1.25%	2.91%	to	4.20%
2020	328	$54.13	to	$70.64	$18,471	0.00%	0.00%	to	1.25%	62.59%	to	64.63%
2019	344	$33.29	to	$42.91	$11,877	0.00%	0.00%	to	1.25%	28.63%	to	30.26%
AMERICAN CENTURY INVESTMENTS DISCIPLINED CORE VALUE FUND
2023	7	$32.64	to	$32.64	$230	1.65%	0.75%	to	0.75%	7.63%	to	7.63%
2022	7	$30.33	to	$53.18	$214	1.79%	0.00%	to	0.75%	(13.26)%	to	(12.61)%
2021	7	$34.96	to	$60.86	$246	0.99%	0.00%	to	0.75%	22.78%	to	23.70%
2020	11	$28.47	to	$28.47	$320	1.89%	0.75%	to	0.75%	11.04%	to	11.04%
2019	12	$25.64	to	$25.64	$314	2.07%	0.75%	to	0.75%	23.05%	to	23.05%
AMERICAN CENTURY INVESTMENTS EQUITY INCOME FUND
2023	171	$49.51	to	$66.43	$8,640	2.41%	0.00%	to	1.25%	2.61%	to	3.90%
2022	193	$48.25	to	$63.94	$9,401	2.13%	0.00%	to	1.25%	(4.34)%	to	(3.14)%
2021	207	$50.44	to	$66.01	$10,580	1.78%	0.00%	to	1.25%	15.34%	to	16.78%
2020	299	$43.74	to	$56.52	$13,318	2.13%	0.00%	to	1.25%	(0.18)%	to	1.08%
2019	352	$43.81	to	$55.92	$15,858	2.37%	0.00%	to	1.25%	22.57%	to	24.11%
AMERICAN FUNDS THE GROWTH FUND OF AMERICA
2023	328	$40.13	to	$49.87	$14,226	0.33%	0.00%	to	1.25%	35.07%	to	36.75%
2022	336	$29.71	to	$36.47	$10,792	0.00%	0.00%	to	1.25%	(31.81)%	to	(30.95)%
2021	352	$43.57	to	$52.82	$16,435	0.00%	0.00%	to	1.25%	17.46%	to	18.93%
2020	392	$37.09	to	$44.41	$15,569	0.00%	0.00%	to	1.25%	35.68%	to	37.39%
2019	417	$27.34	to	$32.32	$12,155	0.35%	0.00%	to	1.25%	26.12%	to	27.70%
ARTISAN INTERNATIONAL FUND
2023	445	$18.44	to	$24.76	$9,620	1.01%	0.00%	to	1.25%	12.84%	to	14.26%
2022	485	$16.34	to	$21.67	$9,255	1.25%	0.00%	to	1.25%	(20.56)%	to	(19.57)%
2021	465	$20.57	to	$26.94	$11,074	0.58%	0.00%	to	1.25%	7.67%	to	9.02%
2020	601	$19.11	to	$24.71	$13,359	0.21%	0.00%	to	1.25%	6.22%	to	7.56%
2019	712	$17.99	to	$22.97	$14,892	0.90%	0.00%	to	1.25%	27.60%	to	29.20%
CLEARBRIDGE VALUE TRUST
2023	42	$29.36	to	$38.48	$1,237	0.97%	0.00%	to	1.25%	17.74%	to	19.21%
2022	47	$24.94	to	$32.28	$1,161	0.72%	0.00%	to	1.25%	(7.67)%	to	(6.51)%
2021	53	$27.01	to	$34.52	$1,431	0.47%	0.00%	to	1.25%	26.34%	to	27.93%
2020	52	$21.38	to	$26.99	$1,116	0.63%	0.00%	to	1.25%	9.78%	to	11.16%
2019	59	$19.47	to	$24.28	$1,135	0.25%	0.00%	to	1.25%	25.37%	to	26.94%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

FINANCIAL HIGHLIGHTS	At December 31					For the year ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

COLUMBIA SELECT MID CAP VALUE FUND
2023	67	$25.79	to	$31.35	$1,905	0.59%	0.00%	to	1.25%	8.67%	to	10.03%
2022	90	$23.74	to	$28.49	$2,350	0.31%	0.00%	to	1.25%	(10.79)%	to	(9.67)%
2021	102	$26.61	to	$31.54	$2,993	0.06%	0.00%	to	1.25%	29.89%	to	31.52%
2020	143	$20.48	to	$23.98	$3,247	0.52%	0.00%	to	1.25%	5.00%	to	6.32%
2019	172	$19.51	to	$22.55	$3,681	0.69%	0.00%	to	1.25%	29.42%	to	31.05%
DAVIS NEW YORK VENTURE FUND
2023	173	$26.47	to	$32.90	$5,116	0.67%	0.00%	to	1.25%	28.04%	to	29.64%
2022	125	$20.68	to	$25.38	$2,823	1.30%	0.00%	to	1.25%	(18.64)%	to	(17.62)%
2021	132	$25.41	to	$30.81	$3,648	0.00%	0.00%	to	1.25%	10.81%	to	12.21%
2020	145	$22.93	to	$27.45	$3,598	0.29%	0.00%	to	1.25%	9.70%	to	11.08%
2019	172	$20.91	to	$24.72	$3,887	1.25%	0.00%	to	1.25%	28.92%	to	30.54%
EMPOWER AGGRESSIVE PROFILE FUND
2023	2,394	$14.98	to	$16.25	$37,727	3.17%	0.00%	to	1.25%	15.49%	to	16.94%
2022	2,514	$12.97	to	$13.89	$34,044	1.55%	0.00%	to	1.25%	(16.22)%	to	(15.16)%
2021	2,666	$15.49	to	$16.38	$42,730	5.43%	0.00%	to	1.25%	18.01%	to	19.49%
2020	2,990	$13.70	to	$13.70	$40,328	1.62%	0.00%	to	0.00%	11.99%	to	11.99%
2019	3,294	$11.87	to	$12.24	$39,859	1.96%	0.00%	to	1.25%	24.54%	to	26.10%
EMPOWER ARIEL MID CAP VALUE FUND
2023	388	$114.07	to	$114.07	$37,171	2.45%	0.00%	to	1.25%	9.08%	to	10.45%
2022	406	$104.58	to	$80.60	$35,994	4.99%	0.00%	to	1.25%	(14.02)%	to	(12.94)%
2021	454	$121.63	to	$92.58	$46,958	1.99%	0.00%	to	1.25%	24.57%	to	26.13%
2020	497	$97.64	to	$73.40	$41,382	2.56%	0.00%	to	1.25%	7.73%	to	9.08%
2019	559	$90.64	to	$67.28	$42,929	1.31%	0.00%	to	1.25%	22.78%	to	24.32%
EMPOWER BOND INDEX FUND
2023	689	$17.37	to	$23.53	$13,970	2.03%	0.00%	to	1.25%	3.72%	to	5.02%
2022	721	$16.75	to	$22.41	$13,811	1.15%	0.00%	to	1.25%	(14.75)%	to	(13.68)%
2021	766	$19.65	to	$25.96	$17,070	0.80%	0.00%	to	1.25%	(3.60)%	to	(2.39)%
2020	960	$20.38	to	$26.59	$21,091	1.46%	0.00%	to	1.25%	5.84%	to	7.17%
2019	915	$19.26	to	$24.81	$19,039	1.10%	0.00%	to	1.25%	6.75%	to	8.09%
EMPOWER CONSERVATIVE PROFILE FUND
2023	2,432	$11.47	to	$12.44	$29,793	3.05%	0.00%	to	1.25%	6.91%	to	8.25%
2022	2,525	$10.73	to	$11.49	$28,591	1.77%	0.00%	to	1.25%	(11.06)%	to	(9.93)%
2021	2,711	$12.07	to	$12.76	$34,161	2.43%	0.00%	to	1.25%	5.04%	to	6.35%
2020	2,760	$11.49	to	$12.00	$32,792	2.05%	0.00%	to	1.25%	6.87%	to	8.21%
2019	2,354	$10.75	to	$11.09	$25,882	2.21%	0.00%	to	1.25%	10.14%	to	11.54%
EMPOWER GOVERNMENT MONEY MARKET FUND
2023	1,867	$15.41	to	$20.85	$31,070	4.44%	0.00%	to	1.25%	3.24%	to	4.55%
2022	2,062	$20.19	to	$14.74	$32,936	1.22%	0.00%	to	1.25%	(0.03)%	to	1.22%
2021	1,908	$20.20	to	$14.56	$30,573	0.01%	0.00%	to	1.25%	(1.23)%	to	0.01%
2020	2,156	$20.45	to	$14.56	$34,832	0.28%	0.00%	to	1.25%	(0.96)%	to	0.28%
2019	2,146	$20.65	to	$14.52	$35,018	1.75%	0.00%	to	1.25%	0.49%	to	1.76%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

FINANCIAL HIGHLIGHTS	At December 31					For the year ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

EMPOWER INTERNATIONAL VALUE FUND
2023	546	$39.85	to	$42.05	$21,129	1.22%	0.00%	to	1.25%	16.57%	to	18.03%
2022	747	$36.07	to	$33.77	$24,760	1.35%	0.00%	to	1.25%	(16.23)%	to	(15.18)%
2021	632	$43.06	to	$39.81	$25,030	1.56%	0.00%	to	1.25%	9.45%	to	10.83%
2020	721	$39.34	to	$35.92	$26,190	0.98%	0.00%	to	1.25%	8.37%	to	9.73%
2019	828	$36.30	to	$32.74	$26,171	1.15%	0.00%	to	1.25%	20.55%	to	22.06%
EMPOWER LARGE CAP VALUE FUND
2023	2,874	$14.44	to	$15.22	$41,897	1.09%	0.00%	to	1.25%	11.12%	to	12.51%
2022	3,334	$13.00	to	$13.53	$43,680	1.64%	0.00%	to	1.25%	(4.61)%	to	(3.41)%
2021	3,697	$13.63	to	$14.00	$50,669	1.13%	0.00%	to	1.25%	24.58%	to	26.15%
2020	4,166	$10.94	to	$11.10	$45,722	1.17%	0.00%	to	1.25%	2.61%	to	3.89%
2019	4,567	$10.66	to	$10.68	$48,712	0.59%	0.00%	to	1.25%	6.60%	to	6.85%
EMPOWER LIFETIME 2015 FUND
2023	170	$22.55	to	$27.08	$4,086	3.03%	0.00%	to	1.25%	8.97%	to	10.33%
2022	165	$20.70	to	$24.55	$3,624	1.99%	0.00%	to	1.25%	(13.35)%	to	(12.26)%
2021	162	$23.89	to	$27.98	$4,080	2.04%	0.00%	to	1.25%	7.13%	to	8.48%
2020	185	$22.30	to	$25.79	$4,316	1.71%	0.00%	to	1.25%	9.62%	to	11.00%
2019	205	$20.34	to	$23.24	$4,434	1.44%	0.00%	to	1.25%	13.73%	to	15.17%
EMPOWER LIFETIME 2025 FUND
2023	224	$26.52	to	$31.85	$6,292	2.37%	0.00%	to	1.25%	10.52%	to	11.91%
2022	237	$24.00	to	$28.46	$6,004	1.60%	0.00%	to	1.25%	(14.90)%	to	(13.83)%
2021	265	$28.20	to	$33.03	$7,827	2.01%	0.00%	to	1.25%	8.80%	to	10.16%
2020	304	$25.92	to	$29.98	$8,314	1.81%	0.00%	to	1.25%	10.84%	to	12.24%
2019	332	$23.38	to	$26.71	$8,216	1.55%	0.00%	to	1.25%	16.54%	to	18.01%
EMPOWER LIFETIME 2035 FUND
2023	257	$30.75	to	$36.93	$8,680	2.05%	0.00%	to	1.25%	12.98%	to	14.40%
2022	238	$27.22	to	$32.28	$7,086	1.46%	0.00%	to	1.25%	(16.67)%	to	(15.62)%
2021	244	$32.67	to	$38.26	$8,648	2.33%	0.00%	to	1.25%	12.05%	to	13.46%
2020	244	$29.15	to	$33.72	$7,756	1.76%	0.00%	to	1.25%	11.89%	to	13.30%
2019	266	$26.05	to	$29.76	$7,535	1.45%	0.00%	to	1.25%	20.65%	to	22.17%
EMPOWER LIFETIME 2045 FUND
2023	183	$32.30	to	$38.78	$6,349	1.82%	0.00%	to	1.25%	15.28%	to	16.73%
2022	171	$28.01	to	$33.22	$5,145	1.36%	0.00%	to	1.25%	(17.85)%	to	(16.82)%
2021	168	$34.10	to	$39.94	$6,115	2.40%	0.00%	to	1.25%	14.58%	to	16.02%
2020	192	$29.76	to	$34.43	$6,130	1.76%	0.00%	to	1.25%	12.47%	to	13.89%
2019	194	$26.46	to	$30.23	$5,454	1.34%	0.00%	to	1.25%	23.04%	to	24.58%
EMPOWER LIFETIME 2055 FUND
2023	117	$31.86	to	$38.26	$4,071	1.33%	0.00%	to	1.25%	15.61%	to	17.06%
2022	101	$27.56	to	$32.68	$3,037	1.02%	0.00%	to	1.25%	(18.16)%	to	(17.13)%
2021	95	$33.68	to	$39.44	$3,458	2.02%	0.00%	to	1.25%	14.65%	to	16.09%
2020	112	$29.37	to	$33.97	$3,579	1.54%	0.00%	to	1.25%	12.54%	to	13.96%
2019	105	$26.10	to	$29.81	$2,964	1.22%	0.00%	to	1.25%	23.15%	to	24.70%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

FINANCIAL HIGHLIGHTS	At December 31					For the year ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

EMPOWER MODERATE PROFILE FUND
2023	4,066	$13.10	to	$14.20	$55,483	3.53%	0.00%	to	1.25%	10.55%	to	11.93%
2022	4,233	$11.85	to	$12.69	$51,927	2.21%	0.00%	to	1.25%	(13.11)%	to	(12.02)%
2021	4,555	$13.64	to	$14.42	$63,910	3.32%	0.00%	to	1.25%	10.59%	to	11.98%
2020	4,948	$12.33	to	$12.88	$62,415	1.49%	0.00%	to	1.25%	9.86%	to	11.25%
2019	5,413	$11.22	to	$11.58	$61,749	1.98%	0.00%	to	1.25%	16.06%	to	17.51%
EMPOWER MODERATELY AGGRESSIVE PROFILE FUND
2023	3,625	$13.72	to	$14.87	$52,037	2.25%	0.00%	to	1.25%	12.20%	to	13.61%
2022	3,783	$12.23	to	$13.09	$48,094	1.54%	0.00%	to	1.25%	(14.17)%	to	(13.09)%
2021	3,991	$14.24	to	$15.06	$58,727	4.36%	0.00%	to	1.25%	12.82%	to	14.25%
2020	4,485	$12.62	to	$13.18	$58,109	1.98%	0.00%	to	1.25%	10.37%	to	11.75%
2019	4,917	$11.44	to	$11.80	$57,284	1.67%	0.00%	to	1.25%	18.85%	to	20.34%
EMPOWER MODERATELY CONSERVATIVE PROFILE FUND
2023	721	$12.25	to	$13.28	$9,246	3.13%	0.00%	to	1.25%	8.53%	to	9.89%
2022	761	$11.28	to	$12.08	$8,932	1.72%	0.00%	to	1.25%	(11.92)%	to	(10.81)%
2021	803	$12.81	to	$13.55	$10,625	2.96%	0.00%	to	1.25%	7.77%	to	9.13%
2020	874	$11.89	to	$12.41	$10,649	1.25%	0.00%	to	1.25%	8.20%	to	9.57%
2019	943	$10.99	to	$11.33	$10,536	1.89%	0.00%	to	1.25%	13.04%	to	14.46%
EMPOWER MULTI-SECTOR BOND FUND
2023	185	$48.19	to	$52.83	$8,049	3.09%	0.00%	to	1.25%	6.54%	to	7.88%
2022	213	$49.58	to	$44.67	$8,713	2.28%	0.00%	to	1.25%	(12.51)%	to	(11.42)%
2021	234	$56.68	to	$50.42	$11,029	2.30%	0.00%	to	1.25%	(0.36)%	to	0.89%
2020	282	$56.88	to	$49.98	$12,917	3.10%	0.00%	to	1.25%	7.74%	to	9.10%
2019	314	$52.79	to	$45.81	$13,328	1.66%	0.00%	to	1.25%	10.35%	to	11.73%
EMPOWER S&P 500 INDEX FUND
2023	10,011	$19.41	to	$21.04	$197,650	0.45%	0.00%	to	1.25%	24.06%	to	25.62%
2022	10,790	$15.65	to	$16.75	$171,144	0.36%	0.00%	to	1.25%	(19.56)%	to	(18.55)%
2021	11,676	$19.45	to	$20.57	$229,578	0.36%	0.00%	to	1.25%	26.60%	to	28.19%
2020	13,057	$15.36	to	$16.04	$202,359	0.72%	0.00%	to	1.25%	16.31%	to	17.77%
2019	14,570	$13.21	to	$13.62	$193,899	0.69%	0.00%	to	1.25%	29.22%	to	30.83%
EMPOWER S&P SMALL CAP 600 INDEX FUND
2023	283	$82.39	to	$99.34	$25,312	0.55%	0.00%	to	1.25%	14.04%	to	15.47%
2022	324	$87.12	to	$71.35	$25,278	0.47%	0.00%	to	1.25%	(17.55)%	to	(16.51)%
2021	334	$105.66	to	$85.46	$31,525	1.92%	0.00%	to	1.25%	24.38%	to	25.95%
2020	389	$84.95	to	$67.86	$29,403	1.46%	0.00%	to	1.25%	9.55%	to	10.93%
2019	444	$77.54	to	$61.17	$30,027	0.60%	0.00%	to	1.25%	20.77%	to	22.29%
EMPOWER SMALL CAP VALUE FUND
2023	111	$61.56	to	$83.45	$6,953	0.05%	0.00%	to	1.25%	16.35%	to	17.81%
2022	117	$52.91	to	$70.84	$6,297	0.06%	0.00%	to	1.25%	(11.14)%	to	(10.03)%
2021	125	$59.54	to	$78.73	$7,546	3.23%	0.00%	to	1.25%	29.05%	to	30.67%
2020	140	$46.14	to	$60.25	$6,663	0.00%	0.00%	to	1.25%	1.92%	to	3.20%
2019	159	$45.27	to	$58.39	$7,468	0.00%	0.00%	to	1.25%	23.12%	to	24.67%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

FINANCIAL HIGHLIGHTS	At December 31					For the year ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

EMPOWER T. ROWE PRICE MID CAP GROWTH FUND
2023	332	$98.19	to	$132.40	$33,659	0.00%	0.00%	to	1.25%	18.44%	to	19.92%
2022	360	$82.91	to	$110.41	$30,855	0.02%	0.00%	to	1.25%	(23.75)%	to	(22.79)%
2021	390	$108.73	to	$143.00	$43,546	0.18%	0.00%	to	1.25%	13.41%	to	14.83%
2020	430	$95.88	to	$124.53	$42,211	0.00%	0.00%	to	1.25%	22.57%	to	24.11%
2019	507	$78.22	to	$100.34	$40,738	0.01%	0.00%	to	1.25%	29.65%	to	31.28%
EMPOWER U.S. GOVERNMENT SECURITIES FUND
2023	478	$23.39	to	$23.48	$10,962	2.38%	0.00%	to	1.25%	3.15%	to	4.45%
2022	558	$22.76	to	$22.39	$12,211	1.34%	0.00%	to	1.25%	(13.17)%	to	(12.08)%
2021	654	$26.21	to	$25.47	$16,457	0.64%	0.00%	to	1.25%	(3.37)%	to	(2.15)%
2020	809	$27.13	to	$26.03	$20,909	0.87%	0.00%	to	1.25%	4.56%	to	5.87%
2019	888	$25.94	to	$24.58	$21,863	1.54%	0.00%	to	1.25%	4.80%	to	6.12%
FEDERATED HERMES EQUITY INCOME FUND, INC.
2023	90	$24.07	to	$31.53	$2,341	1.12%	0.00%	to	1.25%	7.70%	to	9.05%
2022	132	$22.35	to	$28.92	$3,247	1.23%	0.00%	to	1.25%	(9.12)%	to	(7.98)%
2021	122	$24.59	to	$31.42	$3,294	0.87%	0.00%	to	1.25%	19.41%	to	20.90%
2020	125	$20.59	to	$25.99	$2,812	1.35%	0.00%	to	1.25%	5.09%	to	6.42%
2019	132	$19.59	to	$24.42	$2,781	2.12%	0.00%	to	1.25%	19.75%	to	21.27%
FIDELITY VIP CONTRAFUND PORTFOLIO
2023	621	$73.52	to	$100.65	$47,650	0.49%	0.00%	to	1.25%	31.80%	to	33.45%
2022	664	$55.78	to	$75.42	$38,634	0.49%	0.00%	to	1.25%	(27.23)%	to	(26.31)%
2021	724	$76.65	to	$102.35	$57,825	0.06%	0.00%	to	1.25%	26.25%	to	27.83%
2020	797	$60.72	to	$80.07	$50,324	0.24%	0.00%	to	1.25%	28.95%	to	30.57%
2019	902	$47.09	to	$61.32	$43,789	0.45%	0.00%	to	1.25%	29.95%	to	31.58%
FIDELITY VIP GROWTH PORTFOLIO
2023	919	$88.62	to	$130.33	$99,148	0.13%	0.00%	to	1.25%	34.55%	to	36.24%
2022	982	$96.86	to	$65.05	$79,009	0.62%	0.00%	to	1.25%	(25.39)%	to	(24.46)%
2021	1,040	$129.83	to	$86.11	$112,667	0.00%	0.00%	to	1.25%	21.69%	to	23.21%
2020	1,159	$106.70	to	$69.88	$103,116	0.07%	0.00%	to	1.25%	42.11%	to	43.89%
2019	1,313	$75.08	to	$48.57	$80,462	0.26%	0.00%	to	1.25%	32.65%	to	34.31%
FRANKLIN SMALL-MID CAP GROWTH FUND
2023	4	$30.99	to	$30.99	$119	0.00%	0.75%	to	0.75%	26.25%	to	26.25%
2022	4	$24.55	to	$62.38	$94	0.00%	0.00%	to	0.75%	(34.21)%	to	(33.71)%
2021	4	$37.31	to	$94.11	$143	0.00%	0.00%	to	0.75%	9.08%	to	9.90%
2020	1	$34.20	to	$34.20	$39	0.00%	0.75%	to	0.75%	54.80%	to	54.80%
2019	1	$22.10	to	$22.10	$28	0.00%	0.75%	to	0.75%	30.82%	to	30.82%
INVESCO AMERICAN FRANCHISE FUND
2023	30	$24.16	to	$32.42	$767	0.00%	0.00%	to	1.25%	39.17%	to	40.91%
2022	32	$17.36	to	$23.01	$583	0.00%	0.00%	to	1.25%	(32.00)%	to	(31.14)%
2021	35	$25.53	to	$33.41	$931	0.00%	0.00%	to	1.25%	10.46%	to	11.85%
2020	38	$23.11	to	$29.87	$939	0.00%	0.00%	to	1.25%	40.42%	to	42.18%
2019	48	$16.46	to	$21.01	$867	0.00%	0.00%	to	1.25%	34.82%	to	36.52%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

FINANCIAL HIGHLIGHTS	At December 31					For the year ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

INVESCO CAPITAL APPRECIATION FUND
2023	90	$38.21	to	$50.11	$3,670	0.00%	0.00%	to	1.25%	33.84%	to	35.51%
2022	91	$28.55	to	$36.98	$2,765	0.00%	0.00%	to	1.25%	(31.95)%	to	(31.10)%
2021	99	$41.96	to	$53.67	$4,426	0.00%	0.00%	to	1.25%	20.83%	to	22.34%
2020	110	$34.73	to	$43.87	$4,089	0.00%	0.00%	to	1.25%	34.60%	to	36.29%
2019	120	$25.80	to	$32.19	$3,282	0.00%	0.00%	to	1.25%	34.37%	to	36.06%
INVESCO COMSTOCK FUND
2023	50	$29.93	to	$37.20	$1,656	1.48%	0.00%	to	1.25%	10.60%	to	11.99%
2022	57	$27.06	to	$33.22	$1,708	1.48%	0.00%	to	1.25%	(0.70)%	to	0.54%
2021	59	$27.25	to	$33.04	$1,761	1.15%	0.00%	to	1.25%	31.37%	to	33.02%
2020	67	$20.75	to	$24.84	$1,506	2.02%	0.00%	to	1.25%	(2.28)%	to	(1.06)%
2019	93	$21.23	to	$25.10	$2,144	1.82%	0.00%	to	1.25%	23.48%	to	25.03%
INVESCO DISCOVERY MID CAP GROWTH FUND
2023	51	$19.37	to	$26.01	$1,072	0.00%	0.00%	to	1.25%	11.57%	to	12.96%
2022	65	$17.36	to	$23.03	$1,258	0.00%	0.00%	to	1.25%	(31.95)%	to	(31.09)%
2021	61	$25.51	to	$33.42	$1,654	0.00%	0.00%	to	1.25%	17.39%	to	18.87%
2020	67	$21.73	to	$28.11	$1,557	0.00%	0.00%	to	1.25%	38.24%	to	39.98%
2019	70	$15.72	to	$20.08	$1,155	0.00%	0.00%	to	1.25%	32.43%	to	34.09%
INVESCO GLOBAL FUND
2023	293	$39.26	to	$50.06	$12,458	0.00%	0.00%	to	1.25%	32.37%	to	34.03%
2022	299	$29.66	to	$37.35	$9,533	0.00%	0.00%	to	1.25%	(32.99)%	to	(32.14)%
2021	368	$44.25	to	$55.04	$17,551	0.00%	0.00%	to	1.25%	13.93%	to	15.36%
2020	405	$38.84	to	$47.71	$16,820	0.00%	0.00%	to	1.25%	26.04%	to	27.62%
2019	413	$30.82	to	$37.38	$13,472	0.50%	0.00%	to	1.25%	29.93%	to	31.56%
INVESCO SMALL CAP GROWTH FUND
2023	26	$40.41	to	$52.94	$1,217	0.00%	0.00%	to	1.25%	11.26%	to	12.66%
2022	28	$36.32	to	$46.99	$1,145	0.00%	0.00%	to	1.25%	(36.39)%	to	(35.59)%
2021	33	$57.10	to	$72.97	$2,133	0.00%	0.00%	to	1.25%	6.00%	to	7.33%
2020	33	$53.87	to	$67.98	$1,996	0.00%	0.00%	to	1.25%	55.05%	to	57.00%
2019	33	$34.74	to	$43.30	$1,271	0.00%	0.00%	to	1.25%	22.74%	to	24.28%
INVESCO VALUE OPPORTUNITIES FUND
2023	21	$26.03	to	$31.63	$612	0.80%	0.00%	to	1.25%	13.63%	to	15.06%
2022	26	$22.90	to	$27.49	$652	0.10%	0.00%	to	1.25%	(4.66)%	to	(3.46)%
2021	26	$24.02	to	$28.48	$701	0.00%	0.00%	to	1.25%	25.59%	to	27.17%
2020	29	$19.13	to	$22.39	$627	0.25%	0.00%	to	1.25%	(0.27)%	to	0.99%
2019	27	$19.18	to	$22.17	$563	0.00%	0.00%	to	1.25%	22.78%	to	24.33%
JANUS HENDERSON FORTY FUND
2023	285	$22.77	to	$24.75	$6,591	0.14%	0.00%	to	1.25%	37.96%	to	39.69%
2022	285	$16.51	to	$17.72	$4,770	0.00%	0.00%	to	1.25%	(34.46)%	to	(33.64)%
2021	337	$25.18	to	$26.70	$8,611	0.47%	0.00%	to	1.25%	21.25%	to	22.78%
2020	351	$20.77	to	$21.75	$7,376	0.18%	0.00%	to	1.25%	37.23%	to	38.96%
2019	423	$15.13	to	$15.65	$6,461	0.21%	0.00%	to	1.25%	34.97%	to	36.65%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

FINANCIAL HIGHLIGHTS	At December 31					For the year ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

JANUS HENDERSON GLOBAL RESEARCH FUND
2023	44	$16.38	to	$21.98	$803	0.76%	0.00%	to	1.25%	25.05%	to	26.61%
2022	51	$13.10	to	$17.36	$739	0.78%	0.00%	to	1.25%	(20.64)%	to	(19.65)%
2021	58	$16.50	to	$21.61	$1,050	1.03%	0.00%	to	1.25%	16.39%	to	17.86%
2020	62	$14.18	to	$18.33	$970	0.36%	0.00%	to	1.25%	18.57%	to	20.05%
2019	71	$11.96	to	$15.27	$927	1.08%	0.00%	to	1.25%	27.18%	to	28.78%
JANUS HENDERSON RESEARCH FUND
2023	4	$22.63	to	$23.79	$89	0.00%	0.00%	to	0.75%	41.90%	to	42.96%
2022	4	$15.95	to	$16.64	$68	0.03%	0.00%	to	0.75%	(30.56)%	to	(30.03)%
2021	4	$22.97	to	$23.79	$98	0.67%	0.00%	to	0.75%	19.37%	to	20.28%
2020	4	$19.24	to	$19.78	$84	0.07%	0.00%	to	0.75%	31.65%	to	32.64%
2019	4	$14.61	to	$14.91	$58	0.54%	0.00%	to	0.75%	34.27%	to	35.27%
JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO
2023	45	$39.50	to	$54.02	$1,761	0.93%	0.00%	to	0.95%	25.58%	to	26.78%
2022	45	$31.46	to	$42.61	$1,388	1.62%	0.00%	to	0.95%	(20.17)%	to	(19.41)%
2021	47	$39.41	to	$52.88	$1,822	0.52%	0.00%	to	0.95%	16.97%	to	18.09%
2020	52	$33.69	to	$29.61	$1,704	0.81%	0.75%	to	0.95%	18.93%	to	19.16%
2019	59	$28.33	to	$24.85	$1,631	0.98%	0.75%	to	0.95%	27.82%	to	28.08%
JENSEN QUALITY GROWTH FUND
2023	26	$44.75	to	$57.05	$1,252	0.27%	0.00%	to	1.25%	14.60%	to	16.04%
2022	26	$39.05	to	$49.17	$1,103	0.29%	0.00%	to	1.25%	(17.92)%	to	(16.89)%
2021	27	$47.57	to	$59.16	$1,367	0.28%	0.00%	to	1.25%	27.88%	to	29.49%
2020	30	$37.20	to	$45.69	$1,172	0.51%	0.00%	to	1.25%	16.31%	to	17.77%
2019	32	$31.98	to	$38.79	$1,075	0.63%	0.00%	to	1.25%	26.93%	to	28.52%
LORD ABBETT VALUE OPPORTUNITIES FUND
2023	14	$33.24	to	$39.80	$500	0.12%	0.00%	to	1.25%	15.25%	to	16.69%
2022	17	$28.84	to	$34.11	$543	0.55%	0.00%	to	1.25%	(22.87)%	to	(21.90)%
2021	17	$37.39	to	$43.67	$685	0.00%	0.00%	to	1.25%	25.63%	to	27.20%
2020	27	$29.77	to	$34.33	$864	0.28%	0.00%	to	1.25%	13.75%	to	15.19%
2019	30	$26.17	to	$29.81	$862	0.29%	0.00%	to	1.25%	21.33%	to	22.86%
MAINSTAY WMC SMALL COMPANIES FUND
2023	3	$19.63	to	$24.39	$71	0.21%	0.00%	to	1.25%	7.85%	to	9.20%
2022	2	$18.20	to	$22.34	$33	1.87%	0.00%	to	1.25%	(20.23)%	to	(19.23)%
2021	2	$22.82	to	$27.65	$40	0.00%	0.00%	to	1.25%	15.09%	to	16.54%
2020	2	$19.82	to	$23.73	$37	0.00%	0.00%	to	1.25%	8.43%	to	9.80%
2019	3	$18.28	to	$21.61	$57	0.26%	0.00%	to	1.25%	15.88%	to	17.34%
MFS GROWTH FUND
2023	4	$47.35	to	$62.04	$217	0.00%	0.00%	to	1.25%	34.11%	to	35.79%
2022	4	$35.30	to	$45.69	$163	0.00%	0.00%	to	1.25%	(32.17)%	to	(31.32)%
2021	4	$52.05	to	$66.53	$253	0.00%	0.00%	to	1.25%	21.80%	to	23.34%
2020	4	$42.73	to	$53.94	$209	0.00%	0.00%	to	1.25%	29.67%	to	31.30%
2019	5	$32.96	to	$41.08	$182	0.00%	0.00%	to	1.25%	35.65%	to	37.35%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

FINANCIAL HIGHLIGHTS	At December 31					For the year ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

PIMCO TOTAL RETURN FUND
2023	374	$17.85	to	$23.39	$7,426	3.64%	0.00%	to	1.25%	4.73%	to	6.04%
2022	455	$17.05	to	$22.06	$8,640	3.69%	0.00%	to	1.25%	(15.37)%	to	(14.31)%
2021	503	$20.14	to	$25.74	$11,215	2.09%	0.00%	to	1.25%	(2.32)%	to	(1.09)%
2020	377	$20.62	to	$26.03	$8,449	2.27%	0.00%	to	1.25%	7.26%	to	8.60%
2019	491	$19.23	to	$23.96	$9,990	3.57%	0.00%	to	1.25%	6.65%	to	7.99%
PIONEER EQUITY INCOME VCT PORTFOLIO
2023	33	$36.65	to	$49.73	$1,326	1.71%	0.00%	to	1.25%	5.85%	to	7.17%
2022	23	$34.63	to	$46.40	$856	1.50%	0.00%	to	1.25%	(9.08)%	to	(7.94)%
2021	33	$38.09	to	$50.41	$1,389	1.19%	0.00%	to	1.25%	23.78%	to	25.33%
2020	80	$30.77	to	$40.22	$2,778	2.54%	0.00%	to	1.25%	(1.50)%	to	(0.26)%
2019	41	$31.24	to	$40.33	$1,378	2.33%	0.00%	to	1.25%	23.67%	to	25.23%
PUTNAM HIGH YIELD FUND
2023	57	$17.95	to	$21.81	$1,124	5.32%	0.00%	to	1.25%	10.58%	to	11.96%
2022	76	$16.23	to	$19.48	$1,370	4.54%	0.00%	to	1.25%	(13.22)%	to	(12.13)%
2021	84	$18.70	to	$22.17	$1,730	4.02%	0.00%	to	1.25%	3.19%	to	4.50%
2020	134	$18.12	to	$21.21	$2,641	4.61%	0.00%	to	1.25%	4.00%	to	5.31%
2019	143	$17.43	to	$20.14	$2,677	4.75%	0.00%	to	1.25%	12.43%	to	13.83%
PUTNAM INCOME FUND (Effective date 02/26/2021)
2023	0	$10.57	to	$10.57	$1	7.35%	0.55%	to	0.55%	4.22%	to	4.22%
2022	0	$9.58	to	$10.60	$1	7.04%	0.00%	to	1.25%	(14.04)%	to	(12.96)%
2021	0	$11.14	to	$12.18	$1	3.22%	0.00%	to	1.25%	(5.12)%	to	(3.93)%
PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND
2023	70	$13.30	to	$16.16	$996	0.12%	0.00%	to	1.25%	13.49%	to	14.92%
2022	80	$11.72	to	$14.06	$982	0.13%	0.00%	to	1.25%	(19.24)%	to	(18.22)%
2021	137	$14.51	to	$17.20	$2,167	1.06%	0.00%	to	1.25%	11.76%	to	13.16%
2020	122	$12.98	to	$15.20	$1,705	0.68%	0.00%	to	1.25%	9.26%	to	10.64%
2019	114	$11.88	to	$13.74	$1,444	0.00%	0.00%	to	1.25%	23.97%	to	25.53%
ROYCE SMALL-CAP TOTAL RETURN FUND
2023	31	$25.60	to	$31.10	$862	3.00%	0.00%	to	1.25%	22.32%	to	23.85%
2022	34	$20.93	to	$25.11	$770	0.84%	0.00%	to	1.25%	(14.61)%	to	(13.54)%
2021	38	$24.51	to	$29.05	$994	0.61%	0.00%	to	1.25%	23.99%	to	25.54%
2020	39	$19.77	to	$23.14	$836	1.89%	0.00%	to	1.25%	2.22%	to	3.51%
2019	47	$19.34	to	$22.35	$961	0.70%	0.00%	to	1.25%	21.56%	to	23.08%
VICTORY RS SELECT GROWTH FUND
2023	6	$35.36	to	$45.09	$204	0.00%	0.00%	to	1.25%	17.16%	to	18.63%
2022	6	$30.18	to	$38.01	$190	0.00%	0.00%	to	1.25%	(33.27)%	to	(32.43)%
2021	6	$45.23	to	$56.26	$305	0.00%	0.00%	to	1.25%	5.56%	to	6.89%
2020	7	$42.85	to	$52.63	$290	0.00%	0.00%	to	1.25%	31.56%	to	33.22%
2019	7	$32.57	to	$39.51	$228	0.00%	0.00%	to	1.25%	30.65%	to	32.29%
VICTORY RS SMALL CAP GROWTH FUND
2023	52	$15.68	to	$21.05	$865	0.00%	0.00%	to	1.25%	18.32%	to	19.80%
2022	59	$13.25	to	$17.57	$825	0.00%	0.00%	to	1.25%	(37.85)%	to	(37.07)%
2021	62	$21.32	to	$27.92	$1,388	0.00%	0.00%	to	1.25%	(12.16)%	to	(11.06)%
2020	67	$24.28	to	$31.39	$1,688	0.00%	0.00%	to	1.25%	36.12%	to	37.84%
2019	73	$17.83	to	$22.77	$1,369	0.00%	0.00%	to	1.25%	36.20%	to	37.91%

(Concluded)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of FutureFunds Series Account of Empower Annuity Insurance Company of America and the Board of Directors of Empower Annuity Insurance Company of America

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the investment divisions listed in Appendix A of FutureFunds Series Account of Empower Annuity Insurance Company of America (the “Series Account”) as of December 31, 2023, the related statements of operations and changes in net assets for the periods indicated in Appendix A, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions constituting the Series Account as of December 31, 2023, and the results of their operations and the changes in their net assets for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 8, 2024

We have served as the auditor of one or more Empower Annuity Insurance Company of America separate accounts since 1981.

FutureFunds Series Account of Empower Annuity Insurance Company of America

APPENDIX A

Investment division	Statement of assets and liabilities	Statement of operations	Statements of changes in net assets
ALGER BALANCED PORTFOLIO	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ALGER MID CAP GROWTH PORTFOLIO	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AMERICAN CENTURY INVESTMENTS DISCIPLINED CORE VALUE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AMERICAN CENTURY INVESTMENTS EQUITY INCOME FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AMERICAN FUNDS THE GROWTH FUND OF AMERICA	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ARTISAN INTERNATIONAL FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
CLEARBRIDGE VALUE TRUST	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
COLUMBIA SELECT MID CAP VALUE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DAVIS NEW YORK VENTURE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER AGGRESSIVE PROFILE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER ARIEL MID CAP VALUE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER BOND INDEX FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER CONSERVATIVE PROFILE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER GOVERNMENT MONEY MARKET FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER INTERNATIONAL VALUE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER LARGE CAP VALUE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER LIFETIME 2015 FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

EMPOWER LIFETIME 2025 FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER LIFETIME 2035 FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER LIFETIME 2045 FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER LIFETIME 2055 FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER MODERATE PROFILE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER MODERATELY AGGRESSIVE PROFILE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER MODERATELY CONSERVATIVE PROFILE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER MULTI-SECTOR BOND FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER S&P 500 INDEX FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER S&P SMALL CAP 600 INDEX FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER SMALL CAP VALUE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER T. ROWE PRICE MID CAP GROWTH FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
EMPOWER U.S. GOVERNMENT SECURITIES FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
FEDERATED HERMES EQUITY INCOME FUND, INC.	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
FIDELITY VIP CONTRAFUND PORTFOLIO	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
FIDELITY VIP GROWTH PORTFOLIO	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
FRANKLIN SMALL-MID CAP GROWTH FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
INVESCO AMERICAN FRANCHISE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
INVESCO CAPITAL APPRECIATION FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
INVESCO COMSTOCK FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
INVESCO DISCOVERY MID CAP GROWTH FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

INVESCO GLOBAL FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
INVESCO SMALL CAP GROWTH FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
INVESCO VALUE OPPORTUNITIES FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
JANUS HENDERSON FORTY FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
JANUS HENDERSON GLOBAL RESEARCH FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
JANUS HENDERSON RESEARCH FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
JENSEN QUALITY GROWTH FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LORD ABBETT VALUE OPPORTUNITIES FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MAINSTAY WMC SMALL COMPANIES FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS GROWTH FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO TOTAL RETURN FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIONEER EQUITY INCOME VCT PORTFOLIO	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PUTNAM HIGH YIELD FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PUTNAM INCOME FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ROYCE SMALL-CAP TOTAL RETURN FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
VICTORY RS SELECT GROWTH FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
VICTORY RS SMALL CAP GROWTH FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND	N/A	N/A	For the period January 1, 2022 to December 16, 2022

PART C
OTHER INFORMATION
Item 27. Exhibits
(a)
Board of Directors Resolutions. Copy of resolution of the Board of Directors is incorporated by reference to Registrant’s Post-Effective Amendment No. 32 to Registration Statement on Form N-4 filed on April 25, 2002 (File No. 2-89550).
(b)
Custodial Agreements. Not Applicable.
(c)
Underwriting Contracts. Underwriting Agreement between Depositor and GWFS Equities, Inc. (formerly BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Post-Effective Amendment No. 23 to Registration Statement on Form N-4 filed on May 1, 1997 (File No. 2–89550).
(d)
Contracts.
(1) Form of each Variable Annuity Contract and Riders are incorporated by reference to Registrant’s Post- Effective Amendment No. 30 to Registration Statement on Form N-4 filed on October 30, 2000 (File No. 2- 89550).
(2) Form of Group Annuity Contract Amend 07 Amendment Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 45 to Registration Statement on Form N-4 filed on October 31, 2008 (File No. 2-89550).
(e)
Applications. Forms of Application are incorporated by reference to Registrant’s Post-Effective Amendment No. 30 to Registration Statement on Form N-4 filed on October 30, 2000 (File No. 2-89550).
(f)
Depositor’s Certificate of Incorporation and By-Laws.
(1) Amended and Restated Articles of Incorporation of the Depositor are incorporated by reference to the Registrant’s Post-Effective Amendment No. 54 to Registration Statement on Form N-4, filed on April 17, 2015 (File No. 2-89550).
(2) Amended and Restated By-laws of the Registrant effective July 29, 2020 are filed herewith.
(g)
Reinsurance Contracts. Not Applicable.
(h)
Participation Agreements.
(1) Participation Agreement, dated September 13, 1999, with The Alger American Fund, Fred Alger Management Inc. and Fred Alger & Company, Inc. is incorporated by reference to Registrant’s Post- Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(2) Fund Participation Agreement, dated June 6, 2000, with American Century Investment Management, Inc. and American Century Investment Services, Inc. is incorporated by reference to Registrant’s Post- Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(3) Participation Agreement with American Funds Insurance Series dated January 28, 2008, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).
(4) Amendment to Fund Participation Agreement with American Funds Insurance Series dated September 30, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).

(5) Amendment to Fund Participation Agreement with American Funds Insurance Series dated August 28, 2013, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).
(6) Amendment to Fund Participation Agreement with American Funds Insurance Series dated April 3, 2014, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).
(7) Fund Participation Agreement, dated April 30, 2009, with Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. is incorporated by reference to Post- Effective Amendment No. 21 to Registration Statement on Form N-4 filed April 16, 2010 (File No. 333-52956).
(8) Amendment to the Fund Participation Agreement with Columbia Funds, Columbia Management Investment Advisers, LLC and Columbia Management Distributors, Inc., dated April 13, 2015, is incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to Registration Statement on Form N-4 filed on April 21, 2016 (File No. 2-89550).
(9) Fund Participation Agreement, dated March 12, 2004, with Davis New York Venture Fund, Davis Select Advisers, L.P. and Davis Distributors, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(10) Participation Agreement with Federated Insurance Series dated October 26, 1996, is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30, 1996 (File No. 811- 07549).
(11) Amendment to Participation Agreement with Federated Insurance Series dated February 15, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).
(12) Participation Agreement, dated October 26, 2006, with Variable Insurance Products Fund I, II, III and IV and Fidelity Distributors Corporation is incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement Form N-6 filed on April 30, 2007 (File No. 333-70963).
(13) Participation Agreement with Franklin Templeton Insurance Products Trust dated May 1, 2000, is incorporated by reference to amended Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333- 147743).
(14) Amendment to Participation Agreement with Franklin Templeton Insurance Products Trust dated May 1, 2006, is incorporated by reference to amended Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743).
(15) Amendment to Participation Agreement with Franklin Templeton Insurance Products Trust dated May 1, 2008, is incorporated by reference to amended Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743).
(16) Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust dated May 1, 2000 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.
(17) Amendment to Fund Participation Agreement with Franklin Templeton Variable Insurance Trust dated December 5, 2014 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.
(18) Fund Participation Agreement between Registrant and Great-West Funds, Inc. (now known as Empower Funds, Inc.) dated December 15, 2011 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to

N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
(19) Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. (now known as Empower Funds, Inc.) dated July 8, 2015 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
(20) Amendment to Participation Agreement among Registrant, First Great-West (formerly known as Great-West of New York, now known as Empower Life & Annuity Insurance Company of New York), Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).
(21) Amendment to Participation Agreement among Great-West, First Great-West (formerly known as Great-West of New York, now known as Empower Life & Annuity Insurance Company of New York), Royce Capital Fund, and Royce and Associates, LLC dated September 18, 2013 is incorporated by reference to Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(22) Participation Agreement, dated June 1, 1998, with Janus Aspen Series and Janus Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(23) Fund Participation Agreement dated December 27, 1999, with Legg Mason Wood Walker, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to Form N-4 registration statement filed on April 17, 2015 (File No. 2-89550).
(24) First Amendment to Fund Participation Agreement dated July 27, 2012, with Legg Mason Investor Services, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to Form N-4 registration statement filed on April 17, 2015 (File No. 2-89550).
(25) Second Amendment to Fund Participation Agreement dated April 20, 2015, with Legg Mason Investor Services, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to Form N-4 registration statement filed on April 17, 2015 (File No. 2-89550).
(26) Fund Participation Agreement, dated July 23, 2009, with Lord Abbett Family of Funds and Lord Abbett Distributors, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 47 to Registration Statement on Form N-4 filed on April 30, 2010 (File No. 2-89550).
(27) Participation Agreement, dated May 1, 2008, with MFS Variable Insurance Trust and MFS Fund Distributors is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(28) Participation Agreement with PIMCO Variable Insurance Trust dated September 18, 2002, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).
(29) Amendment to Participation Agreement with PIMCO Variable Insurance Trust dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).
(30) Amendment to Participation Agreement with PIMCO dated April 2005 is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956).
(31) Amendment to Participation Agreement with PIMCO dated October 31, 2011 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 19, 2011 (File No. 333-176926).

(32) Fund Participation Agreement, dated September 9, 1999, with Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc., is incorporated by reference to Registrant’s Post-Effective Amendment No. 51 to Registration Statement on Form N-4 filed on April 18, 2013 (File No. 2-89550).
(33) Participation Agreement, dated April 30, 2008, with Putnam Variable Trust and Putnam Retail Management Limited Partnership is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(34) Fund Participation Agreement, dated July 26, 2004, with RidgeWorth Funds (formerly STI Classic Funds), RidgeWorth Capital Management, Inc., and BISYS Fund Services Limited Partnership, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(35) Participation Agreement with Royce Capital Fund and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).
(36) Form of Shareholder Information Agreement with Eligible Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 42 to Registration Statement on Form N-4 filed on April 30, 2007 (File No. 2-89550).
(i)
Administrative Contracts. Not Applicable.
(j)
Other Material Contracts. Not Applicable.
(k)
Legal Opinion. Opinion of Counsel is incorporated by reference to Registrant’s Post-Effective Amendment No. 31 to Registration Statement on Form N-4 filed on April 30, 2001 (File No. 2-89550).
(l)
Other Opinions
(1) Written Consent of Carlton Fields, P.A. is filed herewith.
(2) Written Consents of Deloitte & Touche LLP are filed herewith.
(m)
Omitted Financial Statements. Not Applicable.
(n)
Initial Capital Agreements. Not Applicable.
(o)
Form of Initial Summary Prospectus. Not Applicable.
(p)
Powers of Attorney for the officers and directors listed in the Signatures section of this registration statement filing. Filed herewith.
Item 28. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(4)	Chairman of the Board
E.F. Murphy III	(2)	Director, President & Chief Executive Officer
R. Bienfait	(4)	Director
M.R. Coutu	Brookfield Asset Management Inc. 335 8th Avenue SW, Suite 1700 Calgary, AB T2P 1C9	Director
A.R. Desmarais	(4)	Director
P.G. Desmarais III	(4)	Director

Name	Principal Business Address	Positions and Offices with Depositor
G.A. Doer	(1)	Director
G.J. Fleming	(2)	Director
C. Généreux	(4)	Director
A. Louvel	(2)	Director
P.B. Madoff	(2)	Director
P.A. Mahon	(1)	Director
R.L. Reynolds	(2)	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	(2)	Director
D. Shah	(2)	Director
G.D. Tretiak	(4)	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
R.H. Linton, Jr.	(2)	President & Chief Operating Officer
C. E. Waddell	(2)	President, Empower Personal Wealth
J.F. Bevacqua	(2)	Chief Risk Officer
C. Birk	(2)	Chief Investment Officer, Personal Wealth
J.E. Brown	(2)	Senior Vice President & Chief Investment Officer
C. Dugan	(2)	Chief Actuary
C. Kline	(2)	Executive Vice President & Chief Information Officer
D.G. McLeod	(2)	Senior Vice President & Chief Business Development Officer
C. Moritz	(2)	Senior Vice President & Chief Financial Officer
K. Noble	(3)	General Counsel & Chief Legal Officer
F. Robbins	(2)	Chief Information Officer, Personal Wealth
S. Sanchez	(2)	Chief Human Resources Officer
K. Stoner	(3)	Chief Compliance Officer
T. Wilson	(2)	Senior Vice President & Chief Product Development Officer
K. Roe	(2)	Corporate Controller
K. Ryan	(2)	Executive Vice President, Personal Wealth Sales & Advisory Services
W. Burton	(2)	Senior Vice President, Information Technology Application Development
J. Fedora	(2)	Senior Vice President, Participant Services
M. Harger	(2)	Senior Vice President, Client Services
W. Jeffries	(2)	Senior Vice President, Operations
S.E. Jenks	(2)	Senior Vice President, Marketing
W.J. McDermott	(2)	Senior Vice President, Large/Mega/Not-for- Profit
D.A. Morrison	(2)	Senior Vice President, Government Markets
T. Rosenbaum	(2)	Senior Vice President, Information Systems
J.M. Smolen	(2)	Senior Vice President, Core Market
R. Logsdon	(2)	Deputy General Counsel & Corporate Secretary
H. Dalessio	(2)	Head of Retirement Plan Services
J. Klaff	(2)	Head of Personal Wealth Marketing
K. Munro	(2)	National Sales Director, Core Markets

Name	Principal Business Address	Positions and Offices with Depositor
R. Tamblyn	(2)	Head of Product Wealth Management
J.D. Kreider	(2)	Senior Vice President & Head of Empower Investments
(1)
100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)
8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)
8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)
Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant (as of December 31, 2023)
The Registrant is a separate account of Empower Annuity Insurance Company of America, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

Organizational Chart – December 31, 2023
I
OWNERSHIP OF POWER CORPORATION OF CANADA
The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
51.8413% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais
Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2023, 597,387,873
Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares
(PPS) carrying 10 votes per share; hence the total voting rights are 1,145,996,533.

Pansolo Holding Inc. owns directly and indirectly 46,944,592 SVS and 54,715,456 PPS, entitling Pansolo Holding Inc.
to an aggregate percentage of voting rights of 594,099,152 or 51.8413% of the total voting rights attached to the shares of PCC.

II
OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.
Empower Annuity Insurance Company of America Group of Companies (U.S. insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - Empower Holdings, Inc.
100.0% - Empower Annuity Insurance Company of America (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Empower Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Empower Advisory Group, LLC
100.0% - Empower Financial Services, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina (Fed ID #20-3387742 – NAIC # 12510, SC)
100.0% - Empower Retirement, LLC

100.0% - Empower Capital Management, LLC
100.0% - Empower Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.00% - Empower Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
100.0% - Empower Annuity Insurance Company
99.0% - Comosa Reit, L.P.
100.0% - Comosa GP, LLC
1.0% - Comosa Reit, L.P.
100.0% - TBG Insurance Services Corporation
100.0% - MC Insurance Agency Services, LLC
50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by TBG Insurance Services Corporation)
50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by MC Insurance Agency Services, LLC)
100.0% - Empower Services Holdings, LLC
100.0% - Empower Personal Wealth, LLC
100.0% - Personal Capital Services Corporation
99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)
100.0% - Empower Securities Holdings, LLC
100.0% - Empower Services Holdings US, LLC

B.
Putnam Investments Group of Companies (Mutual Funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
100.0% - PanAgora Asset Management GP, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company, LLC
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, LLC

100.0% - 37 Capital Structured Credit General Partner, LLC
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, L.L.C.
100.0% - 37 Capital General Partner, LLC
100.0% - 37 Capital Private Mortgage II General Partner, LLC
100.0% - Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Japan Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC
C.
The Canada Life Assurance Company Group of Companies (Canadian insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc.
100.0% - Great-West Lifeco LRCN Trust
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 II, LLC
100.0% - Great-West Lifeco Finance 2019, LLC
100.0% - Great-West Lifeco Finance 2019 II, LLC
100.0% - GW Lifeco U.S. Finance 2020, LLC
100.0% - Empower Finance 2020, LLC
1.0% - Great-West Lifeco U.S. Finance 2020 LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco, Inc.)
99.0% - Great-West Lifeco U.S. Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - GW Lifeco US Finance 2020 5 Year, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Empower Finance 2020 A, LLC
100.0% - Empower Finance 2020 B, LLC
100.0% - Empower Finance 2020 C, LLC
99.0% - Great-West Lifeco US Finance 2019, LP (1.0% owned by 2142540 Ontario Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company)
100.0% - Great-West Lifeco Finance 2017, LLC
99.0% - Great-West Lifeco U.S. Finance 2019 LP (1% owned by 2142540 Ontario Inc.)
100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)

1.0% - Great-West Life US Finance 2019 LP (99% owned by Great-West Lifeco Inc.)
100.0% - Empower Finance UK 2021 Limited
100.0% - Empower Finance Swiss 2021 GmbH
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc.
100.0% - 14653998 Canada Inc.
100.0% - 15422922 Canada Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
20.0% - 11249185 Canada Inc.
20.0% - Armstrong LP (1.0% owned by 11249185 Canada Inc.)
49.9% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
49.0% - Northleaf NCO (US) GP Ltd.
100.0% - Northleaf Capital Partners US GP LLC
49.0% - NICP IV GP Ltd.
100.0% - Northleaf Geothermal Holdings (Canada) GP Ltd.
49.0% - Northleaf Venture Catalyst Fund III GP Ltd.
49.0% - Northleaf Private Credit III GP Ltd.
100% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VIII GP Ltd.
100.0% - Northleaf Crescendo Holdings GP LLC
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
49.0% - NEIF GP Ltd.
100.0% - Northleaf Strategic Capital GP Ltd.
49.0% - Northleaf Global Private Equity GP Ltd.
100.0% - NICP I NWP US GP LLC
100% - NCP NWP US GP Ltd.
49.0% - Northleaf NICP III GP Ltd.
100.0% - NCP US Terminals GP LLC
49.0% - NPCO GP Ltd.
49.0% - Northleaf LPF Private Credit Holdings GP Ltd.
49.0% - NPC II Holdings GP Ltd.
100.0% - NCP Canadian Breaks GP LLC
100.0% - Northleaf Vault Holdings GP Ltd.
100.0% - NSPC-L GPC Ltd.
100.0% - NCP CSV Holdings GP Ltd.
100.0% - Northleaf Capital Advisors Ltd.

100.0% - Northleaf Trustees Limited
100.0% - Northleaf PE GP Ltd.
49.0% - Northleaf Growth Fund GP Ltd.
100.0% - Northleaf Capital Partners (Canada) Ltd.
100.0% - Northleaf Class C Sub Holdings Ltd.
100.0% - Northleaf Capital Partners Japan KK
100.0% - Northleaf SH288 GP Ltd.
100.0% - Northleaf Capital Partners (Australia) Pty Ltd.
100.0% - Northleaf Capital Partners (UK) Limited
49.0% - Northleaf NICP II GP Ltd.
100.0% - Northleaf Class C Holdings GP Ltd.
100.0% - Northleaf Capital Partners (USA) Inc.
100.0% - Annex Fund GP Ltd.
100.0% - Northleaf Capital Partners GP Ltd.
100.0% - SW Holdings GP Ltd.
100.0% - NICP IV GP LLC
49.0% - Northleaf Global Private Equity Holdings GP Ltd.
100.0% - NPC III RN (Canada) GP Ltd.
100.0% - Northleaf NICP III Canadian Class C Holdings Ltd.
100.0% - Northleaf Millennium Holdings (US) GP Ltd.
100.0% - Northleaf Millennium Holdings (Canada) GP Ltd.
49.0% - Northleaf Secondary Partners IV GP Ltd.
49.0% - Northleaf Star Holdings GP Ltd.
100.0% - Northleaf Star GPC Ltd.
49.0% - Northleaf Private Credit GP Ltd.
100.0% - NPC GPC Ltd.
100.0% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100.0% - NPC II GPC Ltd.
100.0% - NSPC GPC Ltd.
49.0% - NSPC GP Ltd.
49.0% - NSPC-L GP Ltd.
49.0% - NSPC-L Holdings GP Ltd.
49.0% - NPC I Holdings GP Ltd.
49.0% - Northleaf Private Credit II GP Ltd.
49.0% - Northleaf NCO GP Ltd.
100.0% - NSPC International GP Ltd.
100.0% - NSPC-L International GP Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100.0% - Northleaf PE Holdings GP Ltd.
100.0% - Northleaf Capital Partners GP II Ltd.
49.0% - Northleaf NICP II Holdings GP Ltd.
100.0% - The Canada Life Assurance Company (NAIC #80659, MI)
99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company)
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC

100.0% - EW PG – Airport Owner, LLC
100.0% - CL 25 North LLC
10.0% - 25 North Investors, LLC
100.0% - 25 North Investors SPE1, LLC
100.0% - 25 North Investors SPE3, LLC
100.0% - 25 North Investors SPE4-9, LLC
100.0% - Great-West US RE Acquisition, LLC
100.0% - EW GP Fund I LLC
100.0% - CL EVOX LLC
10.0% - EVOX Holdings LLC
100.0% - EVOX Holdings II LLC
100.0% - EVOX NJ Edison 65 LLC
100.0% - EVOX TRS LLC
100.0% - EVOX TN Smyrna 2699 LLC
100.0% - EVOX TX Sugar Land 12510 LLC
100.0% - EVOX OR Hillsboro 3550 LLC
100.0% - EVOX CA Oceanside 4665 LLC
100.0% - EVOX CA Fremont 43990 LLC
100.0% - EVOX AZ Chandler 800 LLC
100.0% - EVOX AZ Chandler Airpark LLC
100.0% - EVOX CO Centennial LLC
100.0% - EW GP Fund II LLC
100.0% - EW GP Fund I Managing Member LLC
99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)
41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great- West Investors LP Inc.)
100.0% - T.H. Lee Interests
77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)
100.0% - Great-West US Direct Residential Holdings Inc.
100.0% - GWL Direct 425 Trade LLC
100.0% - GWL Direct 32 Cambridge LLC
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - GWL Direct 1925 Grove LLC
100.0% - CL GFP LLC
10.0% - GFP CL Holdings LLC
100.0% - GFP CL Maspeth 55-30, LLC
100.0% - GWL Direct 1 Bulfinch Place LLC

100.0% - Great-West US Direct RE Acquisition LLC
100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC
100.0% - GWL Direct 3209 Lionshead LLC
100.0% - GWL Direct 18701-18901 38th LLC
100.0% - GWL Direct 12900 Airport LLC
100.0% - GWL Direct 25200 Commercentre LLC
100.0% - GWL Direct 351-353 Maple LLC
100.0% - GWL Direct 260 Ace-5725 Amelia LLC
100.0% - GWL Direct 9485 Hwy 42 LLC
100.0% - GWL Direct Moonachie LLC
100.0% - GWL Direct 4785 Fulton LLC
100.0% - GWL Direct 7410 + 7419 Roosevelt LLC
100.0% - GWL Direct 11077 Rush LLC
96.0% - CL ACP Nassau, LLC
100.0% - EW Direct 1Nassau LLC
100.0% - GWL Realty Advisors Inc.
100.0% - RAUS GP Holdings Inc.
100.0% - GWL U.S. Property Fund LP LLC
100.0% - GWLRA GP LLC
100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWL RES GP LLC
0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)
0.01% - CL US Property Feeder II LP (99.99% owned by Great-West Life & Annuity Insurance Company)
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100.0% - GWL Realty Advisors Residential Inc.
100.0% - 2278372 Ontario Inc.
100.0% - 100039744 Ontario Inc.
87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
80.0% - 1385456 B.C. Ltd. (20% owned by The Canada Life Insurance Company of Canada)
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
100.0% - Kings Cross Shopping Centre Ltd.
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - Canada Life Securities Ltd.

100.0% - ClaimSecure Inc.
100.0% - 14894821 Canada Inc.
100.0% - Value Partners Group Inc.
100.0% - Value Partners Investments Inc.
100.0% - LP Insurance and Estate Planning Ltd.
100.0% - LP Financial Planning Services Ltd.
100.0% - 14888669 Canada Inc.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Estate Services Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
100.0% - 2020917 Alberta Ltd.
84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)
70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)
100.0% - The Walmer Road Limited Partnership
100.0% - Laurier House Apartments Limited
100.0% - Marine Promenade Properties Inc.
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
99.999% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - CLUS CDN-GP Co.
0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
100.0% - CLUS CDN Mgmt Holdings Ltd.
0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
100.0% - CLUS CDN Mgmt Holdings Ltd.
100.0% - CLUS Mgmt Holdings Inc.
100.0% - GW Property Services, LLC
100.0% - RMA Realty Holdings Corporation Ltd.
100.0% - 1995709 Alberta Ltd.
2.56% - RMA (U.S.) Realty LLC (97.44% owned by RMA Realty Holdings Corporation Ltd.)
97.44% - RMA (U.S.) Realty LLC (2.56% owned by 1995709 Alberta Ltd.)
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
97.44% - RMA Real Estate LP (2.56% owned by RA Real Estate Inc.)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
99.9% - RMA Real Estate LP (0.01% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - KS Village (Millstream) Inc.

100.0% - Trop Beau Developments Limited
100.0% - RA SPE 599 Holdings Inc.
100.0% - RA SPE 599 Inc.
100.0% - Kelowna Central Park Properties Ltd.
100.0% - Kelowna Central Park Phase II Properties Ltd.
87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)
62.0% - 1296 Station Street Properties Ltd. (380% owned by The Canada Life Insurance Company of Canada)
100.0% - Saskatoon West Shopping Centres Limited
87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
97.07% - 7420928 Manitoba Limited Partnership (0.02% owned by 7419521 and 2.90% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.02% - 7420928 Manitoba Limited Partnership (97.07% owned by The Canada Life Assurance Company and 2.90% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419539 Manitoba Ltd.
100.0% - 1338988 B.C. Ltd.
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 13369901 Canada Inc.
100.0% - 4298098 Canada Inc. 100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
100.0% - 185 Enfield GP Inc.
0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 185 Enfield LP (0.001% owned by 185 Enfield GP Inc.)
100.0% - 320 McRae GP Inc.
0.001% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 320 McRae LP (0.001% owned by 320 McRae GP Inc.)
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - Continuum Financial Centres Inc.
100.0% - TORCE Investment Management Inc..
100.0% - Canada Life Capital Corporation, Inc.
100.0% - 11658735 Canada Inc.
100% - GLC Reinsurance Corporation
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life UK Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life Platform Limited
100.0% - Canada Life SIPP Trustee Limited

100.0% - Canada Life Platform Nominee Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - The Canada Life Group (U.K.) Limited
100.0% - ILGWM Limited
100.0% - Clearview Investments & Pensions Limited
90.0% - Harvest Trustee Limited
90.0% - Harvest Financial Services Limited
100.0% - Platform Capital Holdings Limited
100.0% - Conexim Advisors Limited
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Civil and Public Sector Mastertrust dac
100.0% - Cornmarket Insurance Services Limited
100.0% - EIS Financial Services Limited
100.0% - K.D. Retirement Services Limited
100.0% - Unio Limited
100.0% - ILGAPT Limited
100.0% - APT Workplace Pension Ltd.
100.0% - APT Wealth Management Ltd.
100.0% - APTFS Nominees Ltd.
100.0% - Unio Financial Services Limited
100.0% - BCRM Financial Holdings (Ireland) dac
100.0% - Acumen & Trust dac
100.0% - ILP Pension Trustees DAC
100.0% - Invesco Trustee AC
100.0% - Acumen & Trust Pension Trustees dac
100.0% - ILP Master Trustee dac
100.0% - Irish Life Trustee Services Limited
100.0% - Navigate Master Trustee dac
100.0% - Canada Life Irish Holding Company Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
24.625% - Summitas Beteiligungs GmbH (9.85% owned by JDC Group AG)
100.0% - Summitas Holding GMbh
100.0% - Summitas MidCo GMbh
100.0% - Summitas Gruppe GMbh
26.9% - JDC Group AG
9.85% - Summitas Beteiligungs GmbH (24.625% owned by Canada Life Irish Holding Company Limited)
100.0% - Summitas Holding Gmbh
100.0% - Summitas MidCo Gmbh
100.0% - Summitas Gruppe Gmbh
100.0% - Munchener Versicherungsmakler GmbH

100.0% - EASIE Assekuranzmakler – AG
100.0% - Dr. Ihlas GmbH
100.0% - Confera GmbH
100.0% - Confera Coverage Solutions GmbH
75.1% - BB-Wertpapier-Verwaltungsgesellschaft mbH
100.0% - Jung, DMS & Cie.AG
100.0% - Jung, DMS & Cie.Pro GmbH
100.0% - Morgen & Morgen GmbH
100.0% - Jung, DMS & Cie.Pool GmbH
100.0% - JDC Geld,de GmbH
100.0% - JDC plus GmbH
100.0% - JDC B-LAB GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH
100.0% - FINUM.Private Finance AG (Germany)
100.0% - FVV – GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
100.0% - FINUM.Private Finance AG (Austria)
100.0% - Jung, DMS & Cie. GmbH
51.0% - Jupoo finance GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by Canada Life Irish Holding Company Limited)
100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac
50.0% - AIBJV Holdings Limited
100.0% - AIBJV dac
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
100.0% - ILIM European Real Estate Fund General Partner SARL
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life UK Staff Pension Trustee Limited

100.0% - Canada Life Limited
14.0% - Harbourside Leisure Management Company Limited 11.0% - St. Paul’s Place Management Company Limited
26.0% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Home Finance Trustee Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - Irish Life Ark Life Dublin dac
100.0% - ILHAWK Limited
100.0% - Vigo Health Limited
100.0% - Irish Life Health dac
100.0% - Irish Life Wellbeing Limited
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
43.40% - Multiply.AI
49.0% - Affinity First Limited
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
50.0% - Dakline Company Ltd.
50.0% - Earlsfort Centre (Atrium) Limited
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - Canada Life International Reinsurance Corporation
100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Canada Life International Reinsurance (Barbados) Corporation
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL 22 Chapel GP Inc.
100.0% - CL Eastlake GP Inc.
100.0% - CL Lago GP Inc.
100.0% - CL 2505 Bruckner GP Inc.
100.0% - The Canada Life Insurance Company of Canada
2.90%- 7420928 Manitoba Limited Partnership (97.07% owned by The Canada Life Assurance Company and 0.02% owned by 7419521 Manitoba Ltd.)
100.0% - 6855572 Manitoba Ltd.
100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)
60.0% - Neil & Associates (2006) Inc.
100.0% - Neil & Associates 2017 Inc.
100.0% - Rubbix Risk & Wealth Management Inc.
51.0% - Capcorp Financial Corporation
94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)
38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)
20.0% - 1385456 B.C. Ltd. (80.0% owned by The Canada Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
16.0% - 2148902 Alberta Ltd. (84% by The Canada Life Assurance Company)

30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)
23.0% - CDN US Direct RE Holdings Ltd. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West US Direct Residential Holdings Inc.
100.0% - GWL Direct 425 Trade LLC
100.0% - GWL Direct 4471 + 4433 42nd LLC
100.0% - GWL Direct 32 Cambridge LLC
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - GWL Direct 1925 Grove LLC
100.0% - CL GFP LLC
10.0% - GFP CL Holdings LLC
100.0% - GFP CL Maspeth 55-30, LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - Great-West US Direct RE Acquisition LLC
100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC
100.0% - GWL Direct 3209 Lionshead LLC
100.0% - GWL Direct 18701-18901 38th LLC
100.0% - GWL Direct 12900 Airport LLC
100.0% - GWL Direct 25200 Commercentre LLC
100.0% - GWL Direct 351-353 Maple LLC
100.0% - GWL Direct 260 Ace-5725 Amelia LLC
100.0% - GWL Direct 9485 Hwy 42 LLC
100.0% - GWL Direct Moonachie LLC
100.0% - GWL Direct 4785 Fulton LLC
100.0% - GWL Direct 7410 + 7419 Roosevelt LLC
100.0% - GWL Direct 11077 Rush LLC
96.0% - CL ACP Nassau, LLC
100.0% - EW Direct 1Nassau LLC
100.0% - CL Capital Management (Canada), Inc.
100.0% - Canada Life Mortgage Services Ltd.
100.0% - Canada Life Capital Trust
100.0% - Canada Life Investment Management Ltd.

D.
IGM Financial Inc. Group of Companies (Canadian mutual funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
62.122% - IGM Financial Inc. (direct and indirect 65.985%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd.

100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 11263552 Canada Inc.
100.0% - 1000054111 Ontario Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited
100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Together Charitable Foundation
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
27.8% - China Asset Management Co., Ltd.
100.0% - Shanghai China Wealth Management Co., Ltd.
100.0% - China Capital Management Co., Ltd.
100.0% - China Asset Management (Hong Kong) Limited
100.0% - China Equity Fund Management (Beijing) Co., Ltd.
80.0% - 11249185 Canada Inc.
1.0% - Armstrong LP
49.9% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
49.0% - Northleaf NCO (US) GP Ltd.
100.0% - Northleaf Capital Partners US GP LLC
49.0% - NICP IV GP Ltd.
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
49.0% - Northleaf Venture Catalyst Fund III GP Ltd.
49.0% - Northleaf Private Credit III GP Ltd.
49.0% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VIII GP Ltd.
100.0% - Northleaf Crescendo Holdings GP LLC
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
49% - NEIF GP Ltd.
100.0% - Northleaf Strategic Capital GP Ltd.
49.0% - Northleaf Global Private Equity GP Ltd.
100.0% - NICP I NWP US GP LLC
49% - Northleaf NICP III GP Ltd.
100% - NCP US Terminals GP LLC

49.0% - NPCO GP Ltd.
49.0% - Northleaf LPF Private Credit Holdings GP Ltd.
49.0% - NPC II Holdings GP Ltd.
100.0% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100.0% - Northleaf Trustees Limited
100% - Northleaf PE GP Ltd.
49.0% - Northleaf Growth Fund GP Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.
100.0% - Northleaf Class C Sub Holdings Ltd.
100.0% - Northleaf Capital Partners Japan KK
100.0% - Northleaf SH288 GP Ltd.
100.0% - NCP NWP US GP Ltd.
100.0% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP II GP Ltd.
100% -Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd.
100% - Northleaf Capital Partners GP Ltd.
100% - SW Holdings GP Ltd.
100.0% - NICP IV GP LLC
49.0% - Northleaf Global Private Equity Holdings GP Ltd.
49.0% - NPC III RN (Canada) GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.
100% - Northleaf Millennium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
49.0% - Northleaf Secondary Partners IV GP Ltd.
49.0% - Northleaf Star Holdings GP Ltd.
100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.
49% - Northleaf NCO GP Ltd.
100% - NSPC International GP Ltd.
100% - NSPC-L International GP Ltd.

63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Mackenzie GP Inc.
100.0% - 2023 Holdco Inc.
20.456% - Rockefeller Capital Management General Partner L.L.C.
18.54% - Portag3 Ventures LP
19.82% - Springboard LP
55.23% - Springboard LP
56.50% - WealthSimple Financial Corp. (54.16% equity)
29.33% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
31.97% - Portag3 ventures II LP
5.95% - Portage Ventures III LP
14.60% - Conquest Planning Inc.
30.00% - Project Alphonso Acquisition Corp.
5.15% - WealthSimple Financial Corp. (4.66% equity)

E.
Pargesa Holding SA Group of Companies (European investments)
Power Corporation of Canada
100.0% - Power Financial Corporation
100.0% - Power Financial Europe SA
50.0% - Parjointco SA
100.0% - Pargesa SA
45.30% - Groupe Bruxelles Lambert (31.0% in capital)
3.9% - Groupe Bruxelles Lambert (5.2% in capital)
0.9% - Umicore SA
19.8% - Ontex NV
11.2% - Pernod Ricard SA (6.7% in capital)
96.5% - FINPAR II SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Ontex NV
90.2% - FINPAR III SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
94.4% - FINPAR IV SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Imerys
94.9% - FINPAR V SRL
0.2% - Groupe Bruxelles Lambert (0.1% capital)
0.1% - Concentrix
95.0% - FINPAR VI SRL

0.2% - Groupe Bruxelles Lambert (0.1 capital)
0.1% - Concentrix
98.6% - FINPAR VII SRL
0.7% - Groupe Bruxelles Lambert (0.5% in capital)
4.9% - GfG Topco S.a.r.l.
99.0% - FINPAR VIII SRL
1.1% - Groupe Bruxelles Lambert (0.8% in capital)
3.6% - Sofia Capital S.à r.l.
98.8% - FINPAR IX SRL
0.9% - Groupe Bruxelles Lambert (0.6% in capital)
4.8% - Celeste Capital S.a.r.l
1.2% - Sagerpar SA
100.0% - Vancouver Capital S.a.r.l
16.3% - Stan Holding SAS
99.1% - Voodoo SAS
100.0% - Belgian Securities S.a.r.l.
68.1% - Imerys (54.6% in capital)
100.0% - Mircal
100.0% - Imerys Tableware France
100.0% - Imerys Tableware Deutschland GmbH
100.0% - Imerys Ceramics New Zealand
100.0% - Imerys Graphite & Carbon Switzerland SA
100.0% - Imerys Graphite & Carbon Japan K.K.
100.0% - Imerys Graphite & Carbon Korea
100.0% - Imerys Manufacturing Korea Ltd
100.0% - Nippon Power Graphite Co., Ltd
100.0% - Imerys Ceramics Brasil – Minerais para Ceramicas Ltda
100.0% - Imerys Do Brasil Comercio De Extracao De Minerios Ltda
100.0% - Micron-Ita Mineracao Ltda
100.0% - Mircal Bresil
100.0% - Imerys Rio Capim Caulim
100.0% - Para Pigmentos SA-PPSA
100.0% - Imerys Minerals Japan K.K.
60.0% - Niigata GCC Ltd
100.0% - Imerys Specialities Japan Co., Ltd
100.0% - Imerys Minerales Peru S.A.C
99.0% - Imerys Minerales Chile SpA
95.3% - Imerys Minerales Argentina (4.7% Parimetal)
100.0% - Mircal Italia SpA
100.0% - Imerys Minerali SpA
100.0% - Imerys Minerali Corsico Srl
99.66% - Imerys Talc Italy S.p.A.
100.0% - Imerys Ceramics Italy S.R.L
100.0% - Imerys Asia Pacific Pte Ltd
39.0% - Imerys Ceramics (Thailand) Ltd
80.0% - Imerys Minerals (Thailand) Ltd (20% Owned by Imerys Ceramics (India) Private Limited
51.0% - MRD-ECC Co., Ltd (49% Owned by Imerys Asia Pacific Pte Ltd)

100.0% - Imerys Kiln Furniture (Thailand) Ltd
49.0% - MRD-ECC Co., Ltd (51% Owner Imerys Ceramics (Thailand) Ltd)
100.0% - MRD Co., Ltd
100.0% - Imerys Mineral Vietnam Ltd
51.0% - PT.Esensindo Cipta Cemerlang
100.0% - Imerys Carbonates (Thailand) Co, Ltd
66.67% - YBB Calcium Products Co, Ltd
100.0% - Imerys Fused Minerals (Yingkou) Co, Ltd
100.0% - Imerys Zhejiang Zirconia Co., Ltd
100.0% - Imerys Zhejiang Zirconia Co., Ltd
100.0% - Imerys Ceramics (India) Private Limited
20.0% - Imerys Minerals (Thailand) Ltd (80% Owned by Imerys Ceramics (Thailand) Ltd
100.0% - Imerys Minerals Malaysia Sdn Bhd
100.0% - Kinta Powdertec Sdn Bhd
55.0% - Yueyang Imerys Antai Minerals Co., Ltd
100.0% - Imerys Minerals (India) Private Ltd
100.0% - Imerys Carbonates India Limited
100.0% - Imerys Performance and Filtration Minerals Private Limited
74.0% - Imerys Newquest (India) pte Ltd
50.0% - Gimpex-Imerys India Private Ltd
100.0% - Berg Minerals Trading (Shangai) Co., Ltd
100.0% - Imerys Pacific Ltd
43.53% - Imerys Pigments (Wuhu) Co., Ltd (56.47% Owned by Imerys Asia Pacific PTE Ltd)
100.0% - Imerys Pigments (Qingyang) Co., Ltd
56.47% - Imerys Pigments (WuHu) Co., Ltd (43.53% Owned by Imerys Pacific Ltd)
99.99% - Imerys Ceramics France
40.0% - IMAF
96.58% - Imerys Ceramics Portugal, SA
100.0% - Imerys Minerals GmbH
100.0% - Donbasskeramika
99.45% - Donkaolin
93.26% - Imerys Ceramics Egypt (0.56% Owned by Mircal + 0.56% Owned by Parimetal)
99.6% - Imerys Trading Minerals Egypt
100.0% - Imerys Minéraux Belgique SA
50.0% - Industrial Minerals of Greece
100.0% - Latomia N. Korakas SA
100.0% - Mikro Mineral Endustriyel Mineraller Sanavi ve Ticaret AS
50.0% - Vougioukli Quarries AVEE
100.0% - Imerys Minerals (Taiwan) Ltd
100.0% - Imerys Minéraux France
100.0% - Imerys PCC France
100.0% - Imerys Minerals International Sales
100.0% - Artemyn
50.0% - Cebo International B.V
100.0% - Cebo UK limited
100.0% - Cebo Marine B.V.
100.0% - Cebo Holland B.V.

100.0% - Almatech Mineral International ltd
94.7% - PT Imerys Ceramic Indonesia
100.0% - Imerys Industrial Minerals Denmark A/S
68.94% - Imerys South Africa Pty Ltd
100.0% - Imerys Refractory Minerals South Africa (Pty) Ltd
50.0% - Tygerkloof Mining (Proprietary) Ltd (50% Owned by Imerys South Africa Pty Ltd)
50.0% - Tygerkloof Mining (Proprietary) Ltd (50% Owned by Imerys Refractory Minerals South Africa Pty Ltd
100.0% - Samrec Pty Ltd
100.0% - ECCA Holdings Pty Ltd
100.0% - Refractory Minerals Pty Ltd
100.0% - ECCA Minerals Pty Ltd
100.0% - Imerys South Europe S.L.
97.0% - Imerys Kiln Furniture Espana, S.A.
100.0% - Imerys Seramik hammddeleri Sanayi ve Ticaret AS
100.0% - Imerys Perlita Barcelona, S.A.
100.0% - Imerys Diatomita Alicante, S.A.
100.0% - Harblite Aegean Enudstri Mineralleri Sanayi AS
100.0% - Imerys Talc UK Holding Ltd
100.0% - Imerys Talc Mexico, S.A. de C.V.
99.76% -Imerys Talc Belgium
100.0% - Imerys Talc Canada Inc.
100.0% - Imerys Talc Europe
100.0% - Imerys Talc Luzenac France
100.0% - Imerys Talc Germany GmbH
90.0% - Imerys Talc Austria GmbH (10% Owned by Imerys Talc Europe)
100.0% - Imerys Talc Australia Pty Ltd
10.0% - Imerys Talc Austria Gmbh (90% Owned by Imerys Talc Luzenac France)
50.0% - The Quartz Corp SAS
100.0% - The Quartz Corp USA
100.0% - The Quartz Corp AS
100.0% - Quartz Corp (Shanghai) Co., Ltd
100.0% - Ardoisieres D’Angers
100.0% - Alumica Canada Inc.
100.0% - Imerys Middle East Holding Company W.L.L.
70.0% - Imerys Al Zayani Co., W.L.L.
100.0% - Minven
70.0% - Imerys Mineral Arabia LLC
100.0% - Imerys High Resistance Minerals Japan K.K.
100.0% - Imerys Beyrede
100.0% - Imerys Glomel
100.0% - Imerys Re
100.0% - Imerys Filtration France
100.0% - Imerys Minerals Korea Ltd
100.0% - Mircal De Mexico, SA de CV
100.0% -Liquid Quimica Mexicana, SA de CV
100.0% - Imerys Ceramics Mexico, SA de CV
100.0% - Imerys Almeria, SA de CV

100.0% - Imerys Almeria Diatomia Concessions Zacoalco
100.0% - Minera Roca Rodando Srl de CV
100.0% - Imerys Roca Rodando Concessions HMO, S.A. de VC
100.0% - Imerys Cierac
89.34% - Vatutinsky Kombinat Vogentryviv
100.0% - Imerys Czech Republic s.r.o
24.98% - SEITISS IMERYS MINERAUX CIRCULAIRES (SIMC)
100.0% - Imerys Aluminates Groupe
100.0% - Imerys Aluminates Corporate
100.0%- Imerys Aluminates
100.0% - Imerys Sydney Pty Ltd
100.0% - Kerneos Southern Africa Pty Ltd
100.0% - Imerys (Tianjin) New Material Technology Co., Ltd
90.0% - Zhengzhou Jianai Special Aluminates Co. Ltd
100.0% - LLC Imerys Aluminats
100.0% - Guiyan Jianai Special Aluminates Co. Ltd
100.0% - Imerys Vizag Private Limited
100.0% - Kerneos India Aluminate Private Ltd
100.0% - Imerys Services
100.0% - Parimental
100.0% - Imertech
100.0% - Imerys (Shanghai) Investment Management Co., Ltd
100.0% - Imerys UK Limited
100.0% - Imerys Trustees Ltd
100.0% - Imerys UK Pension Fund Trustees Ltd
100.0% - Imerys Materials Limited
75.0% - ReClaym Limited
25.0% - Eco-Bos Development Limited
100.0% - Imerys Aluminates Limited
100.0% - Berg Minerals UK Limited
100.0% - Imerys UK Finance Ltd
100.0% - Imerys PCC UK Ltd
80.0% - Imerys British Lithium Limited
100.0% - Calderys Refractorios Venezolanos
100.0% - Instalaciones Refractarias
100.0% - Imerys Mineral AB
100.0% - Imerys Minerals Oy
100.0% - Imerys Talc Finland Oy
100.0% - Imerys Minerals Netherlands B.V.
100.0% - Imerys Kiln Furniture Hungary Kft.
100.0% - Imerys Villach GmbH
100.0% - Monrefco GmbH
49.9% - Vermiculita y Derivados, SI
89.61% - Imerys Services Germany GmbH & Co. KG (10.39% Owned by S& B Minerals Participations Sarl)
100.0% - Imerys Administrative Germany GmbH
100.0% - NAIMEX Srl
100.0% - S&B Industrial Minerals Morocco

100.0% - Imerys Bentonite Hungary Kft
99.73% - Imerys Minerals Bulgaria AD
100.0% - Imerys Laufenburg GmbH
100.0% - Imerys Murg GmbH
100.0% - Imerys Zschornewitz GmbH
100.0% - Imerys Teutschenthal GmbH
86.0% - Imerys Domodossola SpA (14% Owned by Imerys Aluminates)
100.0% - Imerys Ruse d.o.o.
100.0% - Imerys Fused Minerals Guizhous Co. Ltd
100.0% - Imerys Fused Minerals Salto Ltda
100.0% - MSL Minerasi S.A.
50.0% - Imerys Fused Materals France Sarl
100.0% - Imerys Carbonates Austria GmbH
100.0% - Shandong Imerys Mount Tai Co., Ltd
100.0% - Imerys Poland sp. z.o.o
99.0% - Imerys Graphite & Carbon Belgium SA
100.0% - Imerys Belgium SA
100.0% - Imerys Graphite & Carbon Canada Inc.
100.0% - Imerys Canada Inc.
100.0% - BERG Minerals Canada Inc.
100.0% - Calderys Algeria SPA
100.0% - Calderys Refrakter
100.0% - Imerys Greenelle One
100.0% - Imerys Greenelle Two
100.0% - Imerys Lithium France
100.0% - Artemyn Belgium
100.0% - Artemyn Brazil Ltda
100.0% - Artemyn Asia Pacific Pte Ltd
100.0% - ARTEMYN ARG S.A.
100.0% - Imerys USA, Inc.
100.0% - Imerys Wollastonite USA, LLC
100.0% - Nyco Minerals LLC
100.0% - Kentucky-Tennessee Clay Company
100.0% - Imerys Kaolin, Inc.
100.0% - Imerys Performance Minerals Americas, Inc.
100.0% - Imerys Minerals China, Inc.
100.0% - Imerys Niagara Falls, Inc.
100.0% - Imerys Refractory Minerals USA, Inc.
100.0% - Imerys Greeneville, Inc.
100.0% - Imerys Norfolk, Inc.
100.0% - Imerys Mica Kings Mountain, Inc.
100.0% - Imerys Filtration Minerals, Inc.
100.0% - Imerys Perlite USA, Inc.
100.0% - Imerys Minerals Holdings Limited (UK)
100.0% - Imerys Talc America, Inc.
100.0% - Imerys Talc Vermont, Inc.
100.0% - Pyramax Ceramics Southeast, LLC

100.0% - Imerys Oilfield Minerals, Inc.
25.0% - Georgia Proppants, LLC.
100.0% - Imerys Clays, Inc.
100.0% - Americard, Inc.
100.0% - Immerys Carbonates USA, Inc.
100.0% - Violet Cactus, Inc.
100.0% - S & B Minerals Participations Sarl
100.0% - Linjiang Imerys Diatomite Co., Ltd
100.0% - Imerys Industrial Minerals Greece Single Member S.A.
100.0% - Imerys Services Greece Single Member SA
99.0% - Milos Mining Museum
44.0% - Milos Initiative
97.7% - Imerys Bentonite Georgia Ltd
61.0% - Imerys Perlite Sardinia Srl
60.0% - Isocon S.A.
35.0% - Laviosa Chimica Mineraria S.p.A.
100.0% - Laviosa Promasa S.A
100.0% - Laviosa Sanavy ve Ticaret Ltd Sirketi
100.0% - Laviosa India Private Limited
100.0% - Laviosa France
100.0% - Sibimin Overseas Ltd
25.0% - Xinyan-Athenian Mining Co. Ltd
100.0% - Akrotirio Trahilas Dyo Single Member SA
100.0% - Imerys Dortmund GmbH
43.78% - Imerys Bauxites Single Member SA (56.22% Owned by Imerys Aluminates Corporate)
100.0% - Metalleion-Metalleymaton Single Member SA
100.0% - Fokis Mining Park
10.39% - Imerys Services Germany GmbH & Co. KGl (89.61% Owned by Monrefco Gmbh)
100.0% - Brussels Securities SA
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore SA
100.0% - URDAC SA
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar SA
3.8% - Groupe Bruxelles Lambert (3.6% in capital)
100.0% - Vancouver Capital S.a.r.l
16.3% - Stan Holding SAS
99.1% - Voodoo SAS
100.0% - GBL O SA
100.0% - Trone24 SRL
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - RPCE Consulting SAS
100.0% - GBL Advisors DE GmbH
100.0% - GBL Verwaltung SA

100.0% - GBL Investments Limited (en liquidation)
100.0% - GBL Energy S.á.r.l.
100.0% - Serena S.á.r.l.
19.3% - SGS
100.0% - GBL Capital UK - Ltd
100.0% - Sienna AM Luxembourg SA
100.0% - Sienna Real Estate Solutions S.à.r.l.
89.4% - Sienna Real Estate Partner JV Netherlands BV
100.0% - Sienna Multistrategy Opportunities GP S. à .r.l.
66.6% - Sienna Gestion (ex-MHGA)
87.5% - Sienna 2A SAS
100.0% - Sienna AM France (ex-Acofi)
49.0% - NEFTYS
0.1% - SPC Partners SAS
6.2% - Sienna 2A SAS
75.0% - Sienna Private Equity SAS
100.0% - Sienna Venture Capital SAS
70.0% - Sienna Venture Capital GP S.à.r.l.
100.0% - Sienna SID III GP SARL
70.0% - Sienna Euclide GP S.a.r.l
70.0% - Sienna Landlife GP S.a.r.l
70.0% - Sienna Private Equity GP S.a.r.l
100.0% - GBL Capital Invest GP S.à.r.l.
100.0% - GBL Capital Invest SCSp
31.1% - Kartesia Credit Opportunities III SCA, SICAV-SIF
16.9% - Kartesia Credit Opportunities IV SCS
0.4% - Sagard II A FPCI
74.7% - Sagard II B FPCI
26.9% - Sagard 3 FPCI
19.2% - Sagard 4A FPCI/Sagard 4B FIPS
16.0% - Sagard NewGen FPCI
32.4% - Sagard Santé Animale FPCI
63.7% - Sagard Testing FPCI
92.6% - Sagard Business Intelligence FPCI
32.3% - Sagard NewGen Pharma
6.3% - PrimeStone Capital Fund ICAV
48.6% - Backed 1 LP
9.6% - Backed 1 Founder LP
58.3% - Backed Encore 1 LP
10.0% - Backed Encore 1 Founder LP
40.0% - Backed 2 LP
10.0% - Backed 2 Founder LP
39.1% - Marcho Partners Feeder Fund ICAV
2.1% - Marcho Partners Long Feeder Fund ICAV
15.4% - Matador Coinvestment SCSp
27.0% - C2 Capital Global Export-to-China Fund, L.P.
9.9% - Globality, Inc.

20.3% - HCM IV, L.P.
28.6% - HCM V, L.P.
37.5% - EP Sienna IM European Broken Core Office Fund
49.3% - HCM S3C LP (AKA Commure)
17.0% - Innovius Capital Fund I, L.P.
14.2% - 468 Capital II GmbH & Co. KG
56.3% - HCM S11A, LP (aka Transcarent)
13.1% - Stripes VI (A), L.P.
25.1% - Sienna Rendement Avenir IV
19.4% - Predirec ABL-3 (Part B)
100.0% - Sienna Levier ENR
11.9% - Fonds F2E (Part B)
10.0% - EC IV Invest SA
15.0% - Pat McGrath Cosmetics LLC
100.0% - Sienna Capital US LLC
14.4% - Undisclosed comestics company
13.6% - ALTO Capital V
100.0% - Sienna Venture Capital SCA SICAV-RAIF
84.7% - Sienna Euclide SCA SICAV-RAIF
84.5% - Sienne Landlife SCA SICAV-RAIF
100.0% - Sienna Multistrategy Opportunities Fund SCSp
100.0% - SM Opportunities Master S.a.r.l.
19.1% - Sienna Euclide S.A.
22.0% - Eight Partners SAS
23.5% - Sienna Landlife S.A.
30.7% - Landlife Holdings S.a.r.l.
100.0% - GBL Capital Participations S.á.r.l
10.8% - Sagard FCPR
50.0% - Apheon MidCap Buyout I SA
50.0% - Apheon MidCap Buyout II SA
89.9% - Apheon MidCap Buyout III SA
34.4% - Apheon MidCap Buyout IV SA
15.9% - Apheon Opseo Long Term Value SCSp
17.2% - Apheon Svt Long Term Value Fund SCSp
15.1% - Merieux Participations SAS
34.3% - Merieux Participations 2 SAS
32.3% - KKR Sigma Co-Invest II L.P.
3.6% - StreetTeam Software Limited (DBA as Pollen)
80.9% - Sienna Euclide S.A.
76.5% - Sienna Landlife S.A.
100.0% - Sienna Capital Co-Invest Master S.a.r.l
29.2% - StreetTeam Software Limited (DBA as Pollen)
2.4% - GFG Capital S.a.r.l.
100.0% - GBL Finance S.á.r.l
100.0% - Miles Capital S.á.r.l
50.0% - Avanti Acquisition SCSp
23.1% - Piolin II S.á.r.l

100.0% - Piolin Bidco SAU
99.5% - Parques Reunidos
100.0% - Oliver Capital S.á.r.l
100.0% - Theo Capital S.á.r.l
100.0% - Owen Capital S.á.r.l
100.0% - Arthur Capital S.a.r.l.
15.0% - Umicore SA
100.0% - Jade Capital S.a.r.l.
3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
5.1% - FINPAR V SA
5.0% - FINPAR VI SA
1.4% - FINPAR VII SA
1.0% - FINPAR VIII SRL
1.2% - FINPAR IX SRL
100.0% - Celeste GP S.à r.l.
100.0% - Sapiens S.á.r.l
13.1% – Concentrix
100.0% - White Mountain S.A.
100.0% - Blue Mountain S.A.
100.0% - One24 Capital S.C.A
95.1% - GfG Topco S.á.r.l
88.1% - GfG Capital S.á.r.l
54.0% - Go-For-Gold Holding GmbH
100.0% - Canyon Bicycles GmbH
100.0% - Canyon Bicycles GmbH
100.0% - Canyon Bicycles Belgium BVBA
100.0% - Canyon Italia S.r.l
100.0% - Canyon Nederland B.V.
100.0% - Canyon Bicycles UK Ltd.
100.0% - Canyon Base RCSN, S.L.U.
100.0%- Bikerepair GmbH
100.0% - Canyon IP Management AG
100.0% - Canyon Iberia S.L.
100.0% - Canyon Finland OY
100.0% - Pure Cycling Global GmbH
100.0% - Canyon USA Inc.
100.0% - Canyon Australian und New Zealand PTY Ltd.
100.0% - Canyon Japan KK
50.0% - GoForGold Verwaltungs GmbH
26.0% - GoForGold Coinvest CmbH & Co KG
4.4% - GoForGold Holding GmbH
95.2% - Celeste Capital S.á.r..l
100.0% - Celeste InvestCo S.A.
15.2% - Celeste ManCo S.C. Sp.
0.6% - Celeste TopCo S.A.

99.4% - Celeste TopCo S.A.
100.0% - Celeste Midco 1 B.V.
100.0% - Celeste Midco 2 B.V.
100.0% - Celeste Midco 3 B.V.
100.0% - Celeste Bidco B.V.
100.0% - Affidea BV [continued]
100.0% - Affidea BV [continued]
100.0% - Affidea Innovation BV
100.0% - Affidea Diagnostics BV
100.0% - Affidea Magyarorszag Kft
100.0% - Affidea Praha sro
90.0% - First Private HC sro (10% owned by Affidea BV)
10.0% - YKN Czech sro (90% owned by Affidea Diagnostics BV)
90.0% - YKN Czech sro (10% owned by Affidea Ceska Republika sr)
100.0% - PMT Clinic as
100.0% - Affidea Brno sro
100.0% - Affidea Spzoo
99.9% - Affidea Romania Srl
100.0% - Sanmed Srl
99.9% - Clinica de Diagnostic Phoenix Srl
99.9% - Affidea Cluj Srl
100.0% - Phoenix Imagistic Srl
100.0% - Phoenix Radiology Srl
100.0% - Medsan S.R.L.
100.0% - Exploramed S.R.L.
100.0% - Biomed Scan Development S.R.L.
100.0% - Scanconsult S.R.L.
100.0% - Affidea Development S.R.L.
100.0% - Odelga Operator S.R.L.
99.99% - Hiperdia SA
100.0% - CT Clinic Srl
100.0% - Affidea Lietuva UAB
100.0% - Medicinas Sfera UAB
100.0% - Endemik didmena UAB
100.0% - Medicinos Diapazonas UAB
100.0% - Poliklinika Maja I Kresimir Cavka
100.0% - Poliklinika Cavka
100.0% - Dijagnosticki Centar Vita Doo
100.0% - Poliklinika Vita
100.0% - Poliklinika RNOK Dr Kalajzic
100.0% - Polklinika Sveti Rok
100.0% - Polyklinik Eljuga
100.0% - Fortius Group Ltd
100.0% - Fortis London Ltd
100.0% - Orthoderm Ltd
100.0% - Northern MRI Ltd
100.0% - Cromlyn House Surgical Ltd

100.0% - Advanced Radiology Ltd
100.0% - Affidea Diagnostics Ireland Ltd
100.0% - Affidea SA
100.0% - Affidea Holdings Hellas SA
100.0% - Affidea Central PMM SM SA
100.0% - Geniki Apeikonistiki Private Diagnostic Laboratory Medical, S.A.
100.0% - Affidea of Athens PMM SM SA
100.0% - Affidea of Crete PMM SM SA
100.0% - Affidea of Kavala PMM SM SA
100.0% - Affidea of Kozani Heart Center PDLM SM SA
100.0% - Affidea of Peristeri PMM SM SA
100.0% - Affidea of Piraeus Biopathological PDLM SM SA
100.0% - Affidea of Thessaloniki PMM SM SA
100.0% - Affidea PDL & MM SM SA
100.0% - Affidea Euromedic of Athens PDLM SM SA
100.0% - Affidea of Chania PMM SM SA
100.0% - Affidea of Kalamata PDLM SA
100.0% - Affidea of Kozani Biopathological PDLM SM SA
100.0% - Affidea of Kozani Imaging PDLM SM SA
100.0% - Affidea of Piraeus Imaging PMM SM SA
100.0% - Affidea of Sparta PMM SM SA
100.0% - Affidea of Vari PMM SM SA
100.0% - Athens City Med PMM SM SA
96.0% - Cormed SH AS
99.6% - Labomed SH AS
100.0% - Affidea SHT AS
100.0% - Intermed Anadolu SH
99.9% - Unimed SHT AS
99.9% - Intermed Saglik Hizmetleri Anonim Sirketi
96.0% - Cormed Saglik Hizmetleri Anonim Sirketi
99.6% - Labomed Saglik Hizmetleri Anonim Sirketi
99.9% - Affidea Saglik Hizmetleri ve Ticaret Anonim Sirketi
99.9% - Unimed Saglik Hizmetleri ve Ticaret Anonim Sirketi
100.0% - Affidea Espana Quality S.L.
100.0% - Clinica Medica Comarcal SL
100.0% - Clinica Ambulatori Gamma SL
71.0% - Affidea Espana Contact Center SA
60.0% - CD Foraste SA
100.0% - CD Hospital VOT SLU
24.0% - CD la Milagrosa SA (76% Owned by RM San Francisco SA)
94.0% - RM San Francisco SA
76.0% - CD la Milagrosa SA (24% Owned by Group Sanitario Affidea Espana SLU)
100.0% - CMN Dr Perez Piqueras SL
100.0% - Dresyven Prevencion, S.L.U
100.0% - Servicios Medicos Especializad os, S.L.U
100.0% - Vipresa S.L.U
100.0% - CD Leon SLU

100.0% - CD Valladoid SAU
100.0% - CD Soria SLU
100.0% - CPET Hospital de Jove SL
100.0% - CPET La Milagrosa SLU
100.0% - CEPT Hospital de Jove SL
100.0% - Affidea CYL, SA
100.0% - Affidea Fuensanta Sl
100.0% - QD Navarra SLU
100.0% - RM Santa Teresa SLU
100.0% - Tesla Imagen Sl
100.0% - Unidades Moviles Affidea, SL
100.0% - Tecma Salud S.L.U
100.0% - Centro Medico Infanta Mercedes Sl
100.0% - Lendyfolk Assistance SL
100.0% - Centro De Imagen Diagnostica LeganesSl
100.0% - Medicentro Boadilla St
100.0% - Medicentro Leganes Sl
100.0% - Affidea Murcia, SL
78.0% - RM Del Sureste SA (22.0% Scaner Murcia Sl)
100.0% - Scaner Murcia Sl
22.0% - RM Del Sureste SA (78% Owned by Affidea Iberia SL)
75.0% - Sanatorio Virgen del Mar Cristobal S.A.
100.0% - Albimed
100.0% - CRT-CRT ULda
67.0% - Estevez & Frazao Lda
100.0% - Ultrasono-Radiologia U Lda
100.0% - CDI-CDI SA
100.0% - Dr M Guimares CRE SA
100.0% - Duarte J&J Lda
100.0% - Imaset Lda
100.0% - Clinica Santa Mafalda Lda.
100.0% - Imavida
100.0% - CEME CERE Lda
100.0% - IMI-IMA SA
100.0% - CEDIMA CIM SA
100.0% - Clinica do Coracao do Alentejo S.A.
100.0% - R.A.-Radiologia de Albufeira Lda.
74.0% - C.M.R.A. Centro Medico e Radiologico de Albufeira Lda.
100.0% - JIS14.Lda.
25.0% - Ecorad-Ecografia e Radiologia,Lda.
75.0% - Ecorad-Ecografia e Radiologia,Lda.
100.0% - Affidea Italy Srl
100.0% - Affidea Lombardia Srl
100.0% - Delta Medica Srl
100.0% - Irmet SpA
100.0% - Medicenter Group Srl
100.0% - Iniziativa Medica SpA

100.0% - Uni-X Medica Srl
96.0%- - Modena Medica Srl
100.0% - CDC SpA
100.0% - CDC Srl
100.0% - Medical Center Srl
100.0% - Medical Sport Center Srl
100.0% - Promea Srl
100.0% - NSL Srl
100.0% - Affidea Lab BV
100.0% - Fernao Magalhaes Lda
100.0% - Alves & Duarte Lda
100.0% - Hemobiolab LAC Lda
100.0% - Hormofuncional CHF Lda
100.0% - Affidea Cancer Treatment Centres BV
100.0% - Affidea Onkoterapia Spzoo
51.0% - European Medical Partner SPzoo
100.0% - International Medical Centers Banja Luka
71.3% - Affidea Cancer Treatment Centers AG SA
100.0% - PSG Holding AG
100.0% - Plastic Surgery Group
69.0% - Brust Zentrum AG SA (31% owned by Brust Zentrum Holding AG SA)
100.0% - Brust Zentrum Holding AG SA
31.0% Brust Zentrum AG SA (69% owned by Affidea Cancer Treatment Centers AG SA)
100.0% - Affidea Brust Zentrum Ticino SA
99.996% - Ultra Goruntuleme
100.0% - EWRS Tibbi Cihazlar Ticaret Ltd Sti
99.99% - Ultra Goruntuleme Merkezi Anonim Sirketi
100.0% - EWRS Tibbi Cihazlar Ticaret Limited Sirketi
100.0% - Affidea Group Kft
10.0% - First Private HC sro (90% owned by Affidea Diagnostics BV)
100.0% - Euromedic UK Ltd
100.0% - Affidea Ireland Ltd
100.0% - Affidea Finance Ireland Ltd
96.4% - Sofia Capital S.à r.l.
99.7% - Sofia InvestCo S.A.
100.0% - Sofia GP GmbH
49.5% - Sofia One GmbH & Co. KG
0.6% - Sofia MasterCo S.A.
63.0% - Sofia MasterCo S.A.(83.4% in capital)
100.0% - Sofia TopCo S.à r.l.
100.0% - Sofia HoldCo S.à r.l.
100.0% - Sofia MidCo S.à r.l.
100.0% - Sofia Bidco S.á.r.l.
100.0% - Sanoptis GmbH
100.0% - MASG – Medizinische Abrechnungs – und Servicegesellschaft mbH
100.0% - nordBLICK Augenklinik Bellevue GmbH
85.0% - Wilhelminehaus Kiel MVZ GmbH

90.0% - nordBLICK MVZ GmbH
70.0% - BEP Augenarzte MVZ GmbH
100.0% - Augenklinik Dr. Hoffman GmbH
80.0% - Augenkompetenz Zentrum Bremerhaven MVZ GmbH
66.6% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR
65.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH
50.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR
70.0% - MVZ RHR Augenarzte GmbH
65.0% - MVZ Auregio GmbH
80.0% - MVZ i-care4u GmbH
70.0% - Augenzentrum Unna MVZ GmbH
80.0% - Augentagesklinik Zehlendorf MVZ GmbH
85.0% - Augerlin MVZ GmbH
100.0% - Berolina Augenzentren MVZ GmbH
70.0% - Sudblick GmbH
80.0% - Augenzentrum Muhldorf MVZ GmbH
100.0% - Augenklinik Muldorf GmbH
70.0% - Augenzentrum Oberstenfeld MVZ GmbH
80.0% - Augenblick Mannheim-Zentrum MVZ GmbH
63.5% - Augenblick Augenzentren GbR
80.0% - Augenblick Mannheim Sud MVZ GmbH
36.5% - Augenblick Augenzentren GbR
80.0% - Augenheilkunde Heidenheim Medinisches Versorgungszentrum GmbH
80.0% - Augenheilkunde Medinisches Versorgungszentrum Dillingen GmbH
50.0% - Augenheilkunde Medinisches Versorgungszentrum Dillingen GbR
80.0% - Mainblick Augenzentrum GmbH
75.0% - Augenblick Augenzentrum Reutlingen MVZ GmbH
100.0% - Augenzentrum an der Leine MVZ GmbH
51.0% - Augencentrum Koln MVZ GmbH
100.0% - AOC Augen OP CENTRUM PORZ GmbH
65.0% - MVZ Augen Praxisklinik Lubeck GmbH
100.0% - MVZ Augencentrum Cuxhaven GmbH
60.0% - MVZ Weitblick GmbH
100.0% - Augenheilkunde und Augenchirurgie Bottrop MVZ GmbH
60.0% - Augentagesklinik am Rothenbaum RBC MVZ GmbH
80.0% - Avila Augenpraxisklinik MVZ GmbH
70.0% - Augenzentrum Brilon MVZ GmbH
51.0% - OCU PRO ® Augenärzte MVZ GmbH
65.0% - Rheinblick Augenzentrum GmbH
95.0% - Argus Augen MVZ GmbH
50.0% - Argus Augenklinik GmbH
100.0% - Oculent Contactlinsen GmbH
60.0% - Augenklinik Rendsburg GmbH
100.0% - Taxi and Transport Neuwerk GmbH
100.0% - Sanoptis AG
70.0% - Opthamed AG
70.0% - Augenzentrum Bahnhof Basel AG

75.0% - Eyeparc AG
100.0% - Dr. J. Menzi Augenarzt AG
80.0% - Berner Augenklinink Group AG
100.0%- Berner Augenklinink AG
65.0% - KammannEye AG
70.0% - Matia AG
70.0% - OP Zentrum Schaffhausen GmbH
51.0% - OpthaVisuell AG
51.0% - Augenarzt Sch AG
60.0% - Vue Group AG
90.0% - Vue Center Biel AG
100.0% - Vue Center Grenchen AG
80.0% - OMMA Augenklinik AG
80.0% - Augenarztpraxis + Tagesklinik Pfaffikon AG
66.6% - Skylight Beteiligungs – A
100.0% - TAZZ AG
100.0% - Augenpraxis Gambon AG
100.0% - Fleischhauer Ophthalmology AG
70.0% - Ambulante Augenchirurgie Zürich AG
85.0% - Augencentrum Zytglogge AG
92.6% - Tagesklinik im Eichgut AG
25.0% - Augenarztpraxis Dr. med. André Eugster AG
25.0% - Augenzentrum Winterthur AG
100.0% - Augenarztpraxis Dr. Hürzeler AG
100.0% - Augenarztpraxis Dr. Heinemann AG
100.0% - Sanoptis Holding GmbH
100.0% - Augenzentrum Innsbruck 60 GmbH
75.0% - Augenlaserklinik Gmb
100.0% - Sanoptis Greece S.A.
80.0% - Laservison S.A.
60.0% - Ofthalmocheirourgiki A.E.
60.0% -Ofthalmodiagnostiki E.P.E.
100.0% - Sanoptis Italia S.P.A.
65.0% - HICARE SURGERY S.r.l.
75.0% - ALSO S.R.L
100.0% - Sanoptis Espania SL
F.
Power Corporation (International) Limited Group of Companies (Asian investments)
Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited

G.
Other PCC Companies
Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Power Communications Inc.
100.0% - Power Corporation International
100.0% - Power Corporation of Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% - Gestion Gesca Inc.
100.0% - Gesca Numerique Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
100.0% - Power Sustainable Capital Inc.
100.0% - Power Sustainable Manager Inc.
100.0% - Power Sustainable China Corporation Ltd.
100.0% - Power Sustainable Lios Inc.
100.0% - Power Sustainable Lios GP I Inc.
100.0% - Lios Fund I LP
100.0% - PSL Investments Fund I LP
100.0% - PSL Investments I (US) LP
100.0% - Lios Collector A1 GP Inc.
100.0% - Lios Collector A1 LP
100.0% - Power Sustainable Lios GP I (US) Inc.
100.0% - Lios Fund I (US) LP
100.0% - Power Sustainable Manager US, Inc.
100.0% - Power Sustainable Infrastructure Credit , LLC
100.0% - Power Sustainable Infrastructure Credit Manager, L.P.

100.0% - PSIC Fund I GP, LLC
100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) Feeder, LP.
100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) L.P.
100.0% - PSIC Fund I HC, LP
100.0% - Power Sustainable Infrastructure Credit Fund I (Offshore) L.P.
100.0% - PSIC Offshore Blocker I, L.P.
100.0% - PSIC Non-U.S. Pooling I, L.P.
100.0% - PSIC Non-U.S. CFC Blocker, L.P.
100.0% - PSIC U.S. Blocker I, Inc.
100.0% - PSIC U.S. Pooling I, L.P.
100.0% - PSIC Fund Investors, L.P.
100.0% - Power Sustainable Energy Infrastructure Inc.
100.0% - PSEIP US GP Inc.
100.0% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Potentia Renewables US Holdings LLC
100.0% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC
100.0% - PSEIP US Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure Canada I Inc.
100.0% - PSEIP Canada GP Inc.
100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP
100.0% - Potentia Renewables Canada Holdings GP Inc.
100.0% - Potentia Renewables Canada Holdings LP
100.0% - PSEIP Canada Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure US I Inc.
100.0% - PESIP Canada Feeder Fund II LP
100.0% - Power Sustainable Energy Infrastructure US II Inc.
100.0% - PSEIP Carry Canada GP Inc.
100.0% - PSEIP Carry Canada LP
100.0% - PSEIP Carry Holding LP
100.0% - PSEIP Carry Holding US LP
100.0% - PSEIP Carry US Inc.
100.0% - PSEIP Carry US GP Inc.
100.0% - PSEIP Carry US LP
100.0% - Power Sustainable Investment Management Inc.
100.0% - Power Sustainable China A-Shares Core Strategy GP Inc.
100.0% - Power Sustainable China A-Shares Core Strategy LP
100.0% - Power Pacific Investment Management (Ireland) Limited
100.0% - Power Sustainable China A-Shares Core Strategy (US) GP LLC
100.0% - Power Sustainable China A-Shares Core Strategy (US) Fund LP
100.0% - Power Sustanable (Shanghai) Investment Management Co., Ltd.
100.00% - Power Sustainable Infrastructure UK Credit Manager Ltd.
25.0% (voting) - 9314-0093 Québec Inc.
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
50.0% - Soluciones de Energia Alterna, S.L.
100.0% - Red Brick Wind GP Inc.

100.0% - Red Brick Wind Limited Partnership
100.0% - Golden South II GP Inc.
100.0% - Golden South II Limited Partnership
100.0% - PR Jenner Sponsor GP Inc.
100.0% - PR Jenner Sponsor LP
100.0% - Jenner Wind 1 GP Inc.
100.0% - Jenner 1 Limited Partnership
100.0% - Jenner 2 GP Inc.
100.0% - Jenner 2 Limited Partnership
100.0% - Jenner 3 GP Inc.
100.0% - Jenner 3 Limited Partnership
100.0% - Stirling Wind Project Ltd
100.0% - Stirling Wind Project LP
74.99%- Stirling Renewable Energy Limited Partnership
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% - Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar Limited Partnership
100.0% - TSPS (Portfolio 1) Limited Partnership
100.0% - TSPS (Portfolio 2) Limited Partnership
100.0% - PSI Solar Finance 1 Limited Partnership
100.0% - 2323953 Ontario Inc.
100.0% - MOM Guarantor Limited Partnership
100.0% - MOM Solar Limited Partnership
100.0% - PSI Solar Finance 5 Limited Partnership
100.0% - Potentia Solar 5 Limited Partnership
100.0% - Potentia Solar 6 Limited Partnership
100.0% - Potentia Solar 7 Limited Partnership
100.0% - MOM V Limited Partnership
100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership
100.0% - OSPS (002273 – 3673 McBean) Limited Partnership
100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership
100.0% - PSI Solar Finance 14 Limited Partnership
100.0% - Potentia Solar 14 Limited Partnership
100.0% - PSI Construction Agent 4 Limited Partnership
100.0% - PSI Finance 13 Limited Partnership
100.0% - Reliant First Nation GP Inc.
100.0% - Reliant (No. 1) Solar Holdings Inc.
100.0% - Metasolar Consultants Inc.
100.0% - Reliant First Nation Limited Partnership
100.0% - Potentia Energy Limited Partnership
100.0% - Potentia Solar Holdings GP Inc.
100.0% - PSI Construction Agent 2 Limited Partnership
100.0% - PRI Construction Limited Partnership
100.0% - PRI Consulting Limited Partnership
100.0% - PSI Solar Finance (FIT 4) Limited Partnership
100.0% - Potentia Solar 9 Limited Partnership
100.0% - Potentia Solar 10 Limited Partnership

100.0% - Potentia Solar 11 Limited Partnership
100.0% - Potentia Solar 12 Limited Partnership
100.0% - Potentia Solar Holdings GP Inc.
100.0% - PSI Finance 13 GP Inc.
100.0% - PSI Solar Finance 1 GP Inc.
100.0% - MOM Guarantor GP Inc.
100.0% - MOM Solar GP Inc.
100.0% - PSI Solar Finance 5 GP Inc.
100.0% - Potentia Solar 5 GP Inc.
100.0% - Potentia Solar 6 GP Inc.
100.0% - Potentia Solar 7 GP Inc.
100.0% - MSPC V General Partner Inc.
100.0% - PSI Solar Finance 14 GP Inc.
100.0% - Potentia Solar 14 GP Inc.
100.0% - AS GP Inc.
100.0% - TSPS (Portfolio 1) GP Inc.
100.0% - TSPS (Portfolio 2) GP Inc..
100.0% - PSI Construction Agent 4 GP Inc.
100.0% - PSI Solar Finance (FIT 4) GP Inc.
100.0% - Potentia Solar 9 GP Inc.
100.0% - Potentia Solar 10 GP Inc.
100.0% - Potentia Solar 11 GP Inc.
100.0% - Potentia Solar 12 GP Inc.
100.0% - PRI Construction Agent 2 GP Inc.
100.0% - PRI Consulting GP Inc.
100.0% - PRI Construction GP Inc.
100.0% - Solarize Holdings GP Inc.
100.0% - Solarize Holdings LP
100.0% - Solarize Services GP Inc.
100.0% - Solarize Services LP
100.0% - GS 2013 GP Inc.
100.0% - SE 2011 GP Inc.
100.0% - SE 2011 LP
100.0% - SE 2012 GP Inc.
49.985% - SE 2012 LP
49.985% - SE2 2013 LP
49.99% - SE 5 2013 LP
100.0% - QS1 2012 GP Inc.
49.98% - QS1 2012 LP
100.0% - QS4 2012 GP Inc.
49.985% - QS4 2012 LP
100.0% - QS15 2012 GP Inc.
49.985% - QS15 2012 LP
100.0% - SE2 2013 GP Inc.
100.0% - SE5 2013 GP Inc.
39.996% - SE7 2013 LP
100.0% - SE7 2013 GP Inc.

100.0% - SE9 2013 GP Inc.
100.0% - SE9 2013 LP
100.0% - Solarize Financial 2015 GP Inc.
100.0% - Solarize Financial 2015 LP
100.0% - Solexica Energy GP5 Inc.
100.0% - Solexica Energy LP 5
85.0% - Solexica Solar Brampton GP
100.0% - ME3 2012 GP Inc.
49.985% - ME3 2012 LP
100.0% - ME10 2012 GP Inc.
84.98% - ME10 2012 LP
100.0% - ME11 2012 GP Inc.
49.985% - ME11 2012 LP
100.0% - GS 2013 LP
33.70% - Power Sustainable Energy Infrastructure Canada Fund I LP
100.0% - Potentia Renewables Canada Holdings GP Inc.
100.0% - Potentia Renewables Canada Holdings LP
100.0% - Potentia NB GP Inc.
100.0% - Potentia NB LP
100.0% - Pokeshaw Windfam Limited Partnership
100.0% - Stirling Wind Project II Ltd.
100.0% - Stirling Wind Project II LP
100.0% - PR WS Sponsor GP Inc.
100.0% - PR WS Sponsor LP
100.0% - Wheatland Wind Project Ltd.
100.0% - Wheatland Wind Project LP
100.0% - Rose Valley Wind GP Inc.
100.0% - Rose Valley Wind LP
100.0% - 2866075 Ontario Inc.
100.0% - Oxley Wind Farm Inc.
100.0% - Ellershouse 3 GP Inc.
100.0% - Ellershouse 3 Wind Limited Partnership
100.0% - Panuke Lake GP Inc.
100.0% - Panuke Lake Wind GP Inc.
100.0% - Golden South Wind GP Inc
100.0% - Golden South Wind LP
100.0% - PR Canada Land Holdings GP Inc.
100.0% - PR Canada Land Holdings Limited Partnership
75.0% - Paintearth Wind Project Ltd.
75.0% - Paintearth Wind Project LP
100.0% - 5979359 Manitoba Ltd.
100.0% - 5956162 Manitoba Ltd.
100.0% - 5529442 Manitoba Ltd.
100.0% - Sequoia Loch Lomond Solar Energy LP
50.0% - Loch Lomond Wind Energy LP
50.0% - Sequoia Renewable Energy System LP
100.0% - Potentia Renewables 15 GP Inc.

100.0% - Potentia Renewables 15 Limited Partnership
100.0% - PRI Wind GP Trust
100.0% - PRI Wind LP
50.0% - Affinity Wind GP Inc.
50.0% - Affinity Wind LP
100.0% - PRI Solar GP Trust
100.0% - PRI RT Solar LP
100.0% - PRI Industrial Solar (GP) Inc.
84.90% - PRI Industrial Solar LP
49.0% - LIFE Solar 1 Inc.
49.0% - LIFE Solar 2 Inc.
49.0% - LIFE Solar 3 Inc.
100.0% - Potentia Renewabes 16 GP Inc.
100.0% - Potentia Renewables 16 Limited Partnership
100.0% - PRI Solar Gardens Nominee Inc.
100.0% - PRI Solar Gardens GP Trust
100.0% - PRI Solar Gardens LP
100.0% - Potentia Renewables 17 GP Inc.
100.0% - 2366333 Ontario Inc.
100.0% - 2330049 Ontario Inc.
100.0% - SunE Newboro 4 GP Corp.
100.0% - SunE Welland Ridge GP Corp.
50.0% - SunE Sky GP Erie Ridge Ltd.
100.0% - Potentia Renewables 17 Limited Partnership
100.0% - SunE Newboro 4 LP
100.0% - SunE Welland Ridge LP
50.0% - SunE Sky Erie Ridge LP
75.0% - Truro Heights Wind LP
16.67% - 3285142 Nova Scotia Limited
67.0% - Truro Heights Wind GP Ltd.
49.0% - Truro-Milbrook Wind LP
25.0% - 3285142 Nova Scotia Limited
67.0% - Truro-Milbrook Wind GP Ltd.
75.0% - Pockwock Wind LP
41.67% - 3285142 Nova Scotia Limited
67.0% - Pockwock Wind GP Ltd.
49.0% - Whynotts Wind LP
16.67% - 3285142 Nova Scotia Limited
67.0% - Whynotts Wind GP Ltd.
100.0% - PR Development GP Inc.
100.0% - PR Development Limited Partnership
100.0% - Essex Storage GP Inc.
49.9% - Essex Storage Limited Partnership
100.0% - Sa K-ekone Solar GP Inc.
49.0% - Sa K-ekone Solar Limited Partnership
100.0% - PR Ontario BESS GP Inc.
100.0% - Creekside BESS Limited Partnership

100.0% - Skyview BESS Limited Partnership
100.0% - Heartland BESS Limited Partnership
100.0% - Arnprior BESS Limited Partnership
100.0% - Potentia Renewables Saskatchewan Limited Partnership
100.0% - Southern Springs Solar GP Inc.
100.0% - Southern Springs Solar LP
100.0% - Potentia Renewables Saskatchewan GP Inc.
100.0% - Potentia Renewables 18 GP Inc.
100.0% - Potentia Renewables 18 Limited Partnership
100.0% - BrightRoof IP Ltd.
100.0% - BrightRoof GP Inc.
99.0% - BrightRoof II GP Inc.
100.0% - BrightRoof Solar Limited Partnership
49.9% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership
49.0% - JCM Solar G.P.1 Ltd.
49.0% - Maxim Solar Power Corporation
49.9% - Tenedors GP 1 Ltd.
40.9% - GSC RP 1 LP
49.9% - GSC RP 5 LP
49.9% - GSC 6 LP
100.0% - Potentia Renewables 19 Inc.
100.0% - Potential Renewables 19 Limited Partnership
100.0% - Ernestown Holdings Inc.
100.0% - Ernestown Holdings Limited Partnership
44.99998% - Ernestown Windpark Limited Partnership
100.0% - Ernestown Windpark Inc.
100.0% - Maryvale Wind Inc.
100.0% - Maryvale Wind Limited Partnership
100.0% - Swift River Operations Limited
100.0% - Swift River Energy Limited
50.0001% - Swift River Limited Partnership
100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdings Corp
28.78% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Potentia Renewables US Holdings LLC
100.0% - CG Solar Blocker I LLC
100.0% - ConnectGen Goldfinger I LLC
50.0% - EDPR Solar Ventures III, LLC
50.0% - Goldfinger Ventures LLC
50.0% - 2019 SOL III LLC
50.0% - Windhub Solar A, LLC
50.0% - Sunshine Valley Solar, LLC
100.0% - CG Solar Blocker II LLC
100.0% - ConnectGen Goldfinger II LLC
50.0% - EDPR Solar Ventures II, LLC
50.0% - Goldfinger Ventures II, LLC
50.0% - 2019 SOL IV LLC
50.0% - Sun Streams LLC

100.0% - Potentia US Battery Storage Holdings, LLC
100.0% - IEP Tejas Verde, LLC
100.0% - PR Land Holdings, LLC
100.0% - PR Development LLC
100.0% - Banjo Solar Holdings Corp.
49.0% - Kamaole Solar Holdings, LLC
49.0% - Kamaole Solar, LLC
100.0% - PR Operating LLC
100.0% - Musselshell Wind Holdings, LLC
100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC
100.0% - Potentia US Solar Fund 2, LLC
100.0% - Potentia MN Solar Fund 1 Managing Member, LLC
65.0% - Potentia MN Solar Fund I, LLC
100.0% - Minnesota Solar CSG 1, LLC
100.0% - Minnesota Solar CSG 4, LLC
100.0% - Minnesota Solar CSG 8, LLC
100.0% - Minnesota Solar CSG 9, LLC
100.0% - Minnesota Solar CSG 19, LLC
100.0% - Minnesota Solar CSG 21, LLC
100.0% - Potentia Renewable Developments, LLC
100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - Nautilus Community Solar, LLC
100.0% - Clifton Park Solar 1, LLC
100.0% - Clifton Park Solar 2, LLC
100.0% - Hamlin Solar 1, LLC
100.0% - P52ES Raphel Rd Community Solar, LLC
100.0% - Lowry CSG 2, LLC
100.0% - Paynesville CSG 1, LLC
100.0% - Plato CSG, LLC
33.37% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC
100.0% - Bulldog Solar One LLC
100.0% - Mason Solar One,LLC
100.0% - Pittman Solar One LLC
100.0% - Hostetter Solar One, LLC
100.0% - Burns Solar One LLC
100.0% - Nautilus Issuer 2022 Holdco, LLC
100.0% - Nautilus Issuer 2022, LLC
100.0% - Nautilus Sponsor Member 2022, LLC
100.0% - Nautilus Owner 2022, LLC [100.0% of Class B Membership Interests]
100.0% - Tiffany Energy LLC
100.0% - NSE AT01, LLC
100.0% - NSE FA01 LLC

100.0% - Washington WS03, LLC
100.0% - Sturgeon Solar Gray, LLC
100.0% - Vestal PS4 Solar, LLC (f/k/a) Pivot Solar 4, LLC)
100.0% - Vestal PS7 Solar, LLC (f/k/a) Pivot Solar 7, LLC)
100.0% - Vestal PS8 Solar, LLC (f/k/a) Pivot Solar 8, LLC)
100.0% - Vestal PS1 Solar, LLC (f/k/a Pivot Solar 1, LLC)
100.0% - Vestal PS3 Solar, LLC (f/k/a Pivot Solar 3, LLC)
100.0% - Mavis Solar North Bridgton LLC (f/k/a BD Solar North Bridgton, LLC)
100.0% - Mavis Oakland LLC (f/k/a BD Solar Oakland, LLC)
100.0% - Wells Solar LLC
100.0% - Fryeburg Solar, LLC
100.0% - VH Holdco I, LLC
100.0% - VH WB Holdco, LLC
100.0% - VH West Brookfield, LLC
100.0% - NSE Kam MM Holdco, LLC
100.0% - Virgo KAM Holdco, LLC (100% Class B Units)
100.0% - Lindstrom Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - Winsted Solar LLC
100.0% - NSE Goat Island MM Holdco, LLC
100.0% - Virgo Goat Island Holdco, LLC (100% Class B Units)
100.0% - Nautilus Goat Island Solar, LLC
100.0% - Nautilus Hopkins Hill MM Holdco, LLC
100.0% - Hopkins Hill Solar Lessee LLC (1% pre-flip economic interest)
100.0% - Hopkins Hill Solar Lessor Holdco LLC (90% economic interest)
100.0% - TPE Hopkins Solar Holdings1, LLC
100.0% - Nautilus Mayflower Holdco, LLC
100.0% - FFP Fund II Member1, LLC
100.0% - FFP Fund II Partnership1, LLC
100.0% - Hollygrove Solar, LLC
100.0% - Howland Solar, LLC
100.0% - Pearl Solar, LLC
100.0% - Pearl Solar II, LLC
100.0% - FFP NY Schagticoke Project1, LLC
100.0% - FFP NY Schenectady Project1, LLC
100.0% - FFP NY Watertown Project1, LLC
100.0% - FFP NY Guilderland Project1, LLC
100.0% - Aegis Solar, LLC
100.0% - FFP Fund II Partnership2, LLC
100.0% - FFP Bethlehem Project1, LLC
100.0% - FFP BTC2 Project LLC
100.0% - Strauss Solar, LLC
100.0% - Dover Solar, LLC
100.0% - Ellsworth Solar, LLC
100.0% - Ellsworth Solar II, LLC
100.0% - Frog Hollow Solar, LLC
100.0% - Howell Solar, LLC

100.0% - FFP Owings Mills Project1 LLC
100.0% - FFP MD Snow Hill Project1 LLC
100.0% - FFP MD PGC18 Project, LLC
100.0% - FFP MD Solar Holdings, LLC
100.0% - Nautilus Holdco I, LLC
100.0% - NS Belle Mead, LLC
100.0% - NSE Barnstable HS Solar LLC
100.0% - NSE Duxbury Solar LLC
100.0% - NSE Solar #1032 LLC
100.0% - NSE Cape Cod Solar IV LLC
100.0% - NSE Mattacheese Solar LLC
100.0% - NSE Wixon Solar LLC
100.0% - Red Wing Solar 15 LLC
100.0% - Red Wing Solar 20 LLC
100.0% - SolarClub23 LLC
100.0% - Red Wing Solar 28, LLC
100.0% - SolarClub 35 LLC
100.0% - Vestal PS2 Solar, LLC
100.0% - Vestal PS14 Solar, LLC
100.0% - Vestal PS15 Solar, LLC
100.0% - Sturgeon Town House Solar, LLC
100.0% - Nautilus Sponsor Member 2021 LLC
100.0% - Sponsor Membership Interests - Nautilus Owner 2021, LLC
100.0% - Nautilus Owner 2021 (King) LLC
100.0% - Nautilus Sponsor Member, 2020 LLC
40.0% - Nautilus Owner 2020, LLC
100.0% - Nautilus Owner 2020 (Beacon) LLC
100.0% - Spirit Presque Isle 1 Solar, LLC
100.0% - Spirit Presque Isle 2 Solar, LLC
100.0% - Wolcott Hill Road Solar, LLC
100.0% - Luna Rossa Peru Solar, LLC
100.0% - Luna Rossa Malone Solar, LLC
100.0% - Luna Rossa Crown Point Solar, LLC
100.0% - Luna Rossa Schodack Solar, LLC
100.0% - Luna Rossa Champlain Solar, LLC
100.0% - Falcon Sheesley Solar, LLC
100.0% - Barnes Road Solar, LLC
100.0% - Barnes Road Solar West, LLC
100.0% - NSE Camber Solar PS13 LLC
100.0% - NSE Camber Solar PS12, LLC
100.0% - NSE Camber Solar PS11 LLC
100.0% - NSE Camber Solar PS6 LLC
100.0% - NSE Camber Solar PS5 LLC
100.0% - NSE Camber BH CSG2, LLC
100.0% - Mtn Solar 6 LLC
100.0% - Nautilus Castle Solar, LLC
100.0% - NSE CroakerRenewables Inc.

100.0% - Bright Oak Solar LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - P52ES 1755 Henryton Rd Phase I LLC
100.0% - P52ES 1755 Henryton Rd Phase 2, LLC
100.0% - Brooten CSG 1 LLC
100.0% - Buffalo Lake CSG 1 LLC
100.0% - Sacred Heart CSG 1 LLC
100.0% - Stewart CSG 1 LLC
100.0% - River Valley Solar LLC
100.0% - Renew Solar RI Exeter Ten LLC
100.0% - Renew Solar RI Exeter Mail LLC
100.0% - Kirby Road Solar LLC
100.0% - Islander Solar, LLC
100.0% - Solar Club 23 LLC
100.0% - Great Lakes Peck Road Solar, LLC (f/k/a Peck Road Solar Farm, LLC)
100.0% - Great Lakes Michigan Solar, LLC (f/k/a SDG MI DG, LLC)
100.0% - Great Lakes Wisconsin Solar, LLC (f/k/a ESA WI, LLC)
100.0% - Great Lakes Ohio Solar, LLC (f/k/a SDG OH DG, LLC)
100.0% - Great Lakes 72nd Street Solar, LLC (f/k/a 72nd St Solar Farm, LLC)
100.0% - Moro Selkirk Solar, LLC (f/k/a Yellow 8 LLC)
100.0% - Enterprise Road Solar LLC
100.0% - Chesapeake KE73 Solar, LLC
100.0% - Chesapeake SU113 Solar, LLC
100.0% - Chesapeake SU163 Solar, LLC
100.0% - Chesapeake SU94 Solar, LLC
100.0% - Chesapeake SU165 Solar, LLC
100.0% - Goose Haven Solar LLC
100.0% - Little Valentine Solar LLC
100.0% - St Lawrence County NY S2 LLC
100.0% - Odyssey Alphine Road Solar, LLC
100.0% - Odyssey Granite City Solar, LLC
100.0% - Odyssey Sonora Solar, LLC
100.0% - Odyssey St. Jacob Solar, LLC
100.0% - Odyssey Viola Solar, LLC
100.0% - Nautilus Solar Term Holdco LLC100.0% - Nautilus Lion Sponsor Member , LLC
100.0% - Nautilus Lion Member, LLC
100.0% - Sturgeon Quarry Solar, LLC (f/k/a ISM Solar Quarry, LLC)
100.0% - Casco Sidney Solar, LLC (f/k/a DB Solar Sidney LLC)
100.0% - Casco Standish Solar, LLC (f/ka BD Solar Standish, LLC)
100.0% - Meeting House Solar LLC
100.0% - SolarClub 10 LLC
100.0% - Bear One, LLC
100.0% - Sabattus SB01, LLC
100.0% - Red Wing Solar 3 LLC (f/k/a SolarClub 3 LLC)
100.0% - Vestal PS9 Solar, LLC
100.0% - Vestal PS10 Solar, LLC

100.0% - Sanford Solar, LLC
100.0% - Maverick One, LLC
100.0% - Hanover Pike Solar, LLC
100.0% - Chesapeake Energy One, LLC
100.0% - Nautilus MI Development, LLC
100.0% - Nautilus NM Development, LLC
100.0% - Nautilus WI Development, LLC
100.0% - Nautilus OH Development, LLC
100.0% - West Deming Solar Project, LLC
100.0% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% - VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC
100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - Casco Brewer Solar, LLC
100.0% - Peterboro Road Solar, LLC
100.0% - Spirit Presque Isle 1 Solar, LLC
100.0% - Spirit Presque Isle 2 Solar, LLC
100.0% - Comfort Solar, LLC
100.0% - VP Road Solar, LLC
100.0% - VP Road Solar South, LLC
100.0% - Beech Road Solar, LLC
100.0% - CGA Solar LLC
100.0% - Moro Altamont Solar, LLC
100.0% - Livingston Crossing Solar LLC
100.0% - Gowans Road Solar, LLC
100.0% - Sturgeon Ryan Ranch Solar, LLC
100.0% - BD Solar Masardis LLC
100.0% - BD Solar Nicolin LLC
100.0% - BD Solar North Anson LLC
100.0% - BD Solar Limestone LLC
100.0% - BD Solar Norridgewock LLC
100.0% - Nautilus Solar Construction Seller, LLC
100.0% - Nautilus Atlantis II MM Holdco, LLC
100.0% - Nautilus Atlantis II Lessee Holdco, LLC
100.0% - Nautilus Atlantis II Lessor Holdco, LLC
100.0% - Mustang One, LLC
100.0% - Lion One, LLC
100.0% - Ten Oaks Solar LLC
100.0% - Red Wing Solar 30, LLC
100.0% - Parker Place Solar LLC
49.62% - LMPG Inc.
100.0% - Lumenpulse Lighting Corp.

100.0% - Sternberg Lanterns, Inc.
100.0% - Architectural LW Holdings, LLC
100.0% - Palo Alto Lighting, LLC
100.0% - Architectural Lighting Works, S.de R.L. de C.V.
100.0% - LMPG Holdings Inc.
80.0% - Vode Lighting, LLC
100.0% - Exenia s.r.l.
80.0% - CD/M2 Lightworks Corp
80.0% - Pa-Co Lighting Inc.
100.0% - Lumca Inc.
100.0% - Toronto Lightworks Inc.
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
34.11% - The Lion Electric Company
H.
Other PFC Companies
Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 11249207 Canada Inc.
20.0% - Project Alphonso Acquisition Corp
100.0% - 9194649 Canada Inc.
100.0% - Springboard 2021 GP Inc.
100.0% - Springboard L.P.
56.50% - Wealthsimple Financial Corp. (54.16% equity)
100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Advisor Services Inc.
100.0% - Wealthsimple Investments Inc.
100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple US, Ltd.
50.01% - Wealthsimple Europe S.a.r.l (100.00% equity)
100.0% - Wealthsimple UK Ltd.
100.0% - SimpleTax Software Inc.
100.0% - Wealthsimple Payments Inc.
100.0% - Wealthsimple Digital Assets. Inc.
100.0% - Wealthsimple Media Inc.
100.0% - Wealthsimple Mortgage Services Inc. (formerly 12062925 Canada Inc. and OrderUp Technologies Inc).
100.0% - Wealthsimple Labs Inc.
100.0% - Wealthsimple Funds Holdco Inc.
100.0% - Wealthsimple Private Credit Fund 1 GP Inc.
100.0% - Wealthsimple Private Credit Fund 1 LP
100.0% - Wealthsmiple Private Credit Fund 1 SUB GP Inc.
100.0% - Wealthsimple Private Credit Fund 1 Sub LP
100.0% - Springboard II LP

4.13% - Koho Financial Inc.
I.
Sagard Holdings & Portag3
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc. (65% in voting)
14.03% - Sagard Holdings Management Inc. (12.74% equity)
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Holdings Inc.
56.38% - Sagard Holdings Management Inc. (51.20% equity)
100.0% - Everwest Holdings Inc.
100.0% - EverWest Property Services, LLC
100.0% - EverWest Advisors LLC
100.0% - EW Manager, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - EW Equity Plan, LLC
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard Holdings Manager (US) LLC
100.0% - Sagard Senior Lending Partners Offshore GP LLC
100.0% - Sagard Senior Lending Partners Offshore LP
100.0% - Sagard Senior Lending Partners Holdings II LP
100.0% - Sagard Senior Lending Partners Offshore-U GP LLC
100.0% - Sagard Senior Lending Partners Offshore-U LP
100.0% - Sagard Senior Lending Partners Holdings II-U LP
100.0% - Sagard Senior Lending Partners Holdings II-U SPV I LLC
100.0% - Sagard Senior Lending Partners Holdings II-U SPV II LLC
100.0% - Sagard Senior Lending Partners Holdings II-U SPV III LLC
100.0% - Sagard Senior Lending Partners Holdings LLC
100.0% - Sagard Senior Lending Partners Holdings-U LLC
100.0% - Sagard Senior Lending Partners Offshore Carried Interest LLC
100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LLC
100.0% - Sagard Senior Lending Partners-U GP Inc.
100.0% - Sagard Senior Lending Partners Holdings I-U LP
100.0% - Sagard Senior Lending Partners-U LP
100.0% - Sagard Senior Lending Partners Holdings-U GP Inc.
100.0% - Sagard Senior Lending Partners Holdings-U LP
100.0% - Sagard Senior Lending Partners RN-U LP
100.0% - Sagard UK Management Ltd.
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Holdings Wealth LP
64.99% - Grayhawk Wealth Holdings Inc. (46.2% fully diluted equity)
100.0% - Grayhawk Investment Strategies Inc.
100.0% - Grayhawk Wealth US Inc.
100.0% - Sagard Foundry Participation LP
100.0% - P3 Ventures Participation LP

100.0% - SHRP Participation LP
100.0% - Sagard Partner Pool LP
100.0% - Sagard Europe Participation LP
100.0% - P3 Ventures 2021 Participation LP
100.0% - Sagard Outremont Participant LP
100.0% - Portage Capital Solutions Carried Interest LP
100.0% - Portage Web3 Fund I Carried Interest LP
100.0% - Sagard S.A.S.
100.0% - Sagard Holdings Manager (Canada) Inc.
100.0% - Sagard (MENA) Ltd
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Credit Partners II GP, Inc.
100.0% - Sagard Credit Partners II, LP
100.0% - Sagard Credit Partners II Carried Interest, LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Sagard Credit Partners (Lone Star), LP
100.0% - Sagard Credit Partners II (Cayman) GP, LLC
100.0% - Sagard Credit Partners II (Cayman), LP
100.0% - Sagard Credit Partners II (US Investments), LP
100.0% - Sagard Credit Partners II SPV I GP, Inc.
100.0%- Sagard Credit Partners II SPV I, LP
100.0% - Sagard Healthcare Royalty Partners GP LLC
100.0% - Sagard Healthcare Royalty Partners, LP
100.0% - Sagard Healthcare Partners (Delaware) LP
100.0% Sagard Healthcare Partners Funding SPE 1, LLC
100.0% - Sagard Healthcare Partners Funding Borrower SPE 1, LP
100.0% - Sagard Healthcare Partners Funding Borrower SPE 2, LP
100.0% - Sagard Healthcare Partners (Delaware) II LP
100.0% - Sagard Healthcare Partners (P-1) LP
100.0% - Sagard Healthcare Royalty Partners (Feeder ), LP
100.0% - Sagard Healthcare Royalty Partners (US Feeder), LP
100.0% - Sagard Healthcare Partners (AIV-1) GP Inc.
100.0% - Sagard Healthcare Partners (AIV-1) LP
100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC
100.0% - Portag3 Ventures Participation Inc.
100.0% - Portag3 Ventures Participation US LP
100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP
100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
0.94% - Albert Corporation
0.53% - Clark (FL Fintech E GmbH)
12.25% - Borrowell Inc.
35.17% - Diagram Ventures Limited Partnership

0.98% - Nesto Inc.
100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP
100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc.
11.14% - Albert Corporation
15.964% - Koho Financial Inc.
10.23% - Clark
12.52% - Socotra Inc.
17.09% - Fondeadora Inc.
15.19% - AlpacaDB, Inc.
21.17% - Pledg SAS
17.02% - Rose Technology Incorporated
15.80% - AtomicFI, Inc.
18.65% - Choosing Therapy Inc.
32.88% - Springboard III LP (Diagram Ventures Limited Partnership)
63.63% - Diagram Ventures II Limited Partnership
16.31% - Conquest Planning Inc.
9.12% - integrate AI Inc.
17.40% - Boosted.ai
11.47% - Hellas Direct
2.19% - Tallied Technologies Inc. (Founders Shares)
1.49% - 12835304 Canada Inc. (Conduit) (Founders Shares)
2.19% - 12835347 Canada Inc (Helika) (Founders Shares)
1.46% - 12837072 Canada Inc (Obeo) (Founders Shares)
1.98% - Choir Technologies Inc. (Founders Shares)
2.26% - ClearEstate (Founders shares)
2.23% - Conduit Blockchain Technologies Inc. (Founder shares)
5.74% - Novisto Inc (Founders shares)
3.78% - Pillar (Founders shares)
15.03% - Retirable, Inc
1.62% - Skylight (Founders shares)
2.96% - Synctera Inc (Founders shares)
1.59% - Trice Technologies Inc (Founders Shares)
4.02% - Wingo Technologies Inc (Founders shares)
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP
100.0% - Portag3 Ventures II Carried Interest LP
100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Portag3 Ventures II LP
100.0% - Portage Ventures III GP Inc.
100.0% - Portage Ventures III Carried Interest LP
100.0% - Portage Ventures III LP
100.0% - Portage Ventures III International LP
100.0% - Portage Ventures III Investments LP
11.25% - 12835304 Canada Inc. (Conduit)
10.90% - Covey IO Corp.

12.37% - Croissant Pay, Inc.
11.99% - GuarantR, Inc.
11.88% - KikOff Inc.
13.43% - Kontempo Holdings Limited
13.24% - Nesto Inc.
8.97% - HeyMirza Ltd.
10.74% - Loanstreet Inc.
19.20% - Wealthier Pty Ltd.(Pearler)
11.21% - Modular Technologies OÜ (Tumm)
16.49% - Tallied Technologies Inc.
11.18% - Angle Health, Inc.
30.85% - Notch Ordering Inc.
10.52% - QUIN Technologies GmbH
13.23% - Mooncard
10.01% - Liquidity, Inc.
16.78% - Conduit Blockchain Technologies, Inc.
15.53% - Benepass, Inc.
17.67% - Brella Insurance Inc.
10.96% - Cover Tree Inc.
10.01% - Midas Technology Corp.
17.74% - Zeal (Puzzi Group Inc.)
10.11% - Zilo Technology Limited
100.0% - Portage Ventures III Access Fund LP
100.0% - PFTA I GP Inc.
100.0% - PFTA I LP
100.0% - Sagard PFTA Agregator LP
50.0% - Diagram Ventures GP Inc.
100.0% - Diagram Ventures, LP
10.68% - Nesto
16.21% - Retirable
6.63% - Novisto
50.0% - Diagram Ventures II GP Inc.
100.0% - Diagram Ventures II LP
6.63% - Novisto
5.82% - Synctera
11.70% - Baselane
13.05% - ClearEstate
12.74% - Conduit
11.82% - Tallied
11.92% - Helika
12.47% - Obeo
12.85% - Trice
9.96% - Choir
50.0% - Diagram Ventures III GP Inc.
100.0% - Diagram Ventures III LP
12.86% - Trice
9.96% - Choir

50.0% - Diagram Opportunity GP Inc.
100.0% - Diagram Opportunity Fund Carried Interest LP
100.0% - Diagram Opportunity Fund I LP
7.14% - Nesto
4.88% - Synctera
0.90% - Albert
0.65% - Clark
5.50% - Novisto
3.31% - Baselane
8.91% - ClearEstate
50.0% - Diagram ClimateTech GP Inc.
100.0% - Diagram ClimateTech Fund L.P.
100.0% - Diagram ClimateTech Carried Interest L.P.
49.0% – Diagram Corporation (75.0% equity)
23.36% - Numi
100.0% - Springboard III GP Inc.
100.0% - Springboard III LP
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC
100.0% - Spadina GP Inc.
100.0% - Spadina Participation LP
100.0% - Spadina LP
3.77% - Wealthsimple Financial Corp. (3.40% equity)
100.0% - Sagard PE Canada GP Inc.
100.0% - Sagard Private Equity Canada LP
100.0% SPEC CL GP Inc.
51.25% SPEC CL Co-Invest LP
53.92% - Courchesne, Larose Holding Inc. (formerly known as SPEC CL Holdings Inc.)
100.0% - Courchesne, Larose, Limitee (formerly known as SPEC Cl Acquisico Inc.)
59.0% - SPEC Walter GP Inc.
100.0% - SPEC Walter LP
38.71% - Groupe Lou-Tec Inc.
100.0% Acces Location D’Equipements Inc.
100.0% - Locations SSJ Inc.
100.0% - MKS Equipements Inc.
100.0% - Torcan Lift Equipment Ltd.
100.0% - SPEC NG Holding Inc.
100.0% - SPEC NG Acquisico Inc.
36.7% - Sagard USRE Inc.
50.0% - Outremont Technologies Inc. (41.75% economic shares)
100.0% - Outremont Technologies Manager Ltd.
100.0% - Outremont Technologies GP Ltd.
100.0% - Sagard Senior Lending Partners GP Inc.

100.0% - Sagard Senior Lending Partners LP
100.0% - Sagard Senior Lending Partners Holdings GP Inc.
100.0% - Sagard Senior Lending Partners Holdings LP
100.0% - Sagard Senior Lending Partners Holdings I LP
100.0% - Sagard Senior Lending Partners Carried Interest GP Inc.
100.0% - Sagard Senior Lending Partners Carried Interest LP
100.0% - Sagard Senior Lending Partners Carried Interest-U LP
100.0% - Sagard Senior Lending Partners Offshore Carried Interest GP Inc.
100.0% - Sagard Senior Lending Partners Offshore Carried Interest LP
100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LP
100.0% - Sagard Senior Lending Partners Offshore-U GP Inc.
100.0% - Sagard Senior Lending Partners RN Offshore-U LP
100.0% - Sagard Senior Lending Partners Offshore GP Inc.
100.0% - Portage Capital Solutions GP Inc.
100.0% - Portage Capital Solutions Fund I LP
14.77% - P97 Holdings, Inc.
16.23% - Theta Ray Ltd.
100.0% - Portage Capital Solutions Canada Fund I LP
100.0% - Portage Capital Solutions US Fund I LP
100.0% - Portage Capital Solutions International Fund I LP
100.0% - Portage Web3 I GP Inc.
100.0% - Portage Web3 Feeder Fund I LP
100.0% - Portage Web3 Master Fund I LP
100.0% - Sagard USPF Inc
63.3% - Sagard USRE Inc.
4.0% - 1069759 B.C. Unlimited Liability Company
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Bauer Hockey (Beijing) Trading Limited
100.0% - ProSharp AB (Sweden)
100.0% - ProSharp Inc. (NB, CA)
100.0% - ProSharp Inc. (DE, US)
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC
100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC

100.0% - Bauer Hockey Retail, LLC
28.1% - Rawlings Sporting Goods Company Inc.
100.00% - Mowat GP Inc.
100.0% - Mowat Participation LP
100.0% - Mowat LP
3.94% - Koho Financial Inc.

Item 30. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Empower whereby Empower may indemnify a director, officer or controlling person of Empower against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
Colorado Business Corporation Act
Article 109 – INDEMNIFICATION
Section 7-109-101. Definitions.
As used in this article 109:
(1)
“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)
“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or in any other capacity with, another person or an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.

(3)	“Expenses” includes counsel fees.
(4)
“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)
“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.
Section 7-109-102. Authority to indemnify directors.
(1)
Except as provided in subsection (4) of this section, a corporation may indemnify an individual made a party to a proceeding, because the individual is or was a director, against liability incurred in the proceeding if:

	(a)	The individual's conduct was in good faith; and
	(b)	The individual reasonably believed:

		(I)	In the case of conduct in an official capacity with the corporation, that the conduct was in the corporation's best interests; and
		(II)	In all other cases, that the conduct was at least not opposed to the corporation's best interests; and
	(c)	In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.
(2)
A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.

(3)
The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the director did not meet the relevant standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:
(a)
In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under subsection (1) of this section; or

(b)
In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify an individual who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because the individual is or was a director, against reasonable expenses incurred by the individual in connection with the proceeding.
Section 7-109-104. Advance of Expenses to Directors.
(1)	A corporation may, before final disposition of a proceeding, pay for or reimburse the reasonable expenses incurred by an individual who is a party to a proceeding because that person is a director if:
	(a)	The director delivers to the corporation a written affirmation of the director's good faith belief that;
		(I)	The director has met the relevant standard of conduct described in section 7-109-102; or
		(II)	The proceeding involves conduct for which liability has been eliminated under a provision in the articles of incorporation as authorized by section 7-102-102(2)(d); and
(b)
The director delivers to the corporation a written undertaking, executed personally or on the director's behalf, to repay any funds advanced if the director is not entitled to mandatory indemnification under section 7-109-103 and it is ultimately determined under section 7-109-105 or 7-109-106 that the director has not met the relevant standard of conduct described in section 7-109-102.

(2)
The undertaking required by subsection (1)(b) of this section is an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Authorizations of payments under this section shall be made in the manner specified in section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.
(1)
Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification or an advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice the court considers necessary, the court may order indemnification or an advance of expenses in the following manner:

(a)
If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)
If it determines that the director is entitled to indemnification or an advance of expenses under section 7-
109-109(1), the court shall order indemnification or an advance of expenses, as applicable, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-
ordered indemnification or advance of expenses.

(c)
If it determines that the director is fairly and reasonably entitled to indemnification or an advance of expenses in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1), failed to comply with section 7-109-104, or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification or advance of expenses as the court deems proper; except that the indemnification with respect to any proceeding in which liability has been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.
(1)
A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received.

(2)	The determinations required by subsection (1) of this section must be made:
(a)
If there are two or more disinterested directors, by the board of directors by a majority vote of all the disinterested directors, a majority of whom constitute a quorum for this purpose, or by a majority vote of a committee of the board of directors appointed by such a vote, which committee consists of two or more disinterested directors;

(b)
By independent legal counsel selected in the manner specified in subsection (2)(a) of this section or, if there are fewer than two disinterested directors, by independent legal counsel selected by a majority vote of the full board of directors; or

	(c)	By the shareholders, but shares owned by or voted under the control of a director who at the time is not a disinterested director may not be voted on the determination.
(3)
Authorization of indemnification and an advance of expenses must be made in the same manner as the determination that indemnification or an advance of expenses is permissible; except that, if the determination that indemnification or an advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and an advance of expenses must be made by the body that selected the counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.
(1)
An officer is entitled to mandatory indemnification or an advance of expenses under section 7-109-103, and is entitled to apply for court-ordered indemnification or an advance of expenses under section 7-109-105, in each case to the same extent as a director.

(2)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director.
(3)
A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract. This subsection (3) applies to an officer who is also a director if the basis on which the officer is made a party to the proceeding is an act or omission solely as an officer.

Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether the insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109. Variation by corporate action.
(1)
A corporation may, by a provision in its articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders, obligate itself in advance of the act or omission giving rise to a proceeding to provide indemnification in accordance with section 7-109-102 or advance funds to pay for or reimburse expenses in accordance with section 7-109-104. Such an obligatory provision;

	(a)	Satisfies the requirements for authorization, but not determination, referred to in section 7-109-106.
(b)
That obligates the corporation to provide indemnification to the fullest extent permitted by law obligates the corporation to advance funds to pay for or reimburse expenses in accordance with section 7-109-104 to the fullest extent permitted by law, unless the provision specifically provides otherwise.

(2)
A right of indemnification or to advances of expenses created by this article 109 or under subsection (1) of this section and in effect at the time of an act or omission must not be eliminated or impaired with respect to the act or omission by an amendment of the articles of incorporation or bylaws or a resolution of the board of directors or shareholders, adopted after the occurrence of the act or omission, unless, in the case of a right created under subsection (1) of this section, the provision creating the right and in effect at the time of the act or omission explicitly authorizes the elimination or impairment after the act or omission has occurred.

(3)
A provision specified in subsection (1) of this section does not obligate the corporation to indemnify or advance expenses to a director of a predecessor of the corporation pertaining to conduct with respect to the predecessor, unless otherwise specifically provided. A provision for indemnification or an advance of expenses in the articles of incorporation, bylaws, or a resolution of the board of directors or shareholders of a predecessor of the corporation in a merger or in a contract to which the predecessor is a party, existing at the time the merger takes effect, is governed by section 7-90-204(1).

(4)
Subject to subsection (2) of this section, a corporation may, by a provision in its articles of incorporation, limit any of the rights to indemnification or an advance of expenses created by or pursuant to this article 109.

(5)
Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.
If a corporation indemnifies or advances expenses to a director under this article 109 in connection with a proceeding by or in the right of the corporation, the corporation shall give notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, the corporation shall give the notice to the shareholders at or before the time the first shareholder signs a document consenting to the action.
Section 7-109-111. Exclusivity
A corporation may provide indemnification or an advance of expenses to a director or an officer only as permitted by this article 109.
Bylaws of Empower
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:
(a)
“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;
(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:
(a)	the person conducted himself or herself in good faith; and
(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:
(a)
the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the
Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:
	(i)	the person conducted himself or herself in good faith; and

(ii)
the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(iv)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.
Item 31. Principal Underwriter
(a)
Empower Financial Services, Inc. (“Empower Financial Services”) is the distributor of securities of the
Registrant. Including the Registrant, Empower Financial Services serves as distributor or principal underwriter for Empower Funds, Inc., an open-end management investment company, FutureFunds Series
Account of Empower Annuity Insurance Company of America (“EAICA”), Retirement Plan Series Account
of EAICA, Variable Annuity-8 Series Account of EAICA and Variable Annuity-8 Series Account of
Empower Life & Annuity Insurance Company of New York (“ELAINY”).Empower Financial Services is
also distributor of the following other investment companies: The Prudential Variable Contract Account-2;
The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential
Variable Contract Account-24; the Prudential Discovery Premier Group Variable Contract Account; the
Prudential Discovery Select Group Variable Contract Account; and EAIC Variable Contract Account A.

(b)	Directors and Officers of Empower Financial Services:

Name	Principal Business Address	Positions and Offices with Underwriter
S.E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director & Executive Vice President
R.H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director & Executive Vice President
C.E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, & Chief Executive Officer
R.M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
K. Stoner	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
W.J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
D.A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
P. Patel	8515 East Orchard Road Greenwood Village, CO 80111	Secretary
A. Finster	8515 East Orchard Road Greenwood Village, CO 80111	Assistant Secretary
A. Kavan	8515 East Orchard Road Greenwood Village, CO 80111	Assistant General Counsel
S. Barres	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
S. Cochran	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer

Name	Principal Business Address	Positions and Offices with Underwriter
B. Upton	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer

(c)	Compensation From the Registrant. Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Empower Financial Services	-0-	-0-	-0-	-0-
Item 32. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 33. Management Services
Not Applicable.
Item 34. Fee Representation
The Depositor, Empower Annuity Insurance Company of America, hereby undertakes and represents that the fees and charges deducted under the Group Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Empower Annuity Insurance Company of America.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on this 17th day of April, 2024.
FUTUREFUNDS SERIES ACCOUNT (Registrant)
By:	/s/ J.D. Kreider
J.D. Kreider Senior Vice President

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA (Depositor)
By:	/s/ J.D. Kreider
J.D. Kreider Senior Vice President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	April 17, 2024
R. Jeffrey Orr*
/s/ Edmund F. Murphy III	Director, President and Chief Executive Officer	April 17, 2024
Edmund F. Murphy III
/s/ Robin Bienfait	Director	April 17, 2024
Robin Bienfait*
/s/ Marcel R. Coutu	Director	April 17, 2024
Marcel R. Coutu*
/s/ André R. Desmarais	Director	April 17, 2024
André R. Desmarais*
/s/ Paul G. Desmarais III	Director	April 17, 2024
Paul G. Desmarais III*
/s/ Gary A. Doer	Director	April 17, 2024
Gary A. Doer*
/s/ Gregory J. Fleming	Director	April 17, 2024
Gregory J. Fleming*
/s/ Claude Généreux	Director	April 17, 2024
Claude Généreux*
/s/ Alain Louvel	Director	April 17, 2024
Alain Louvel*

Signature	Title	Date
/s/ Paula B. Madoff	Director	April 17, 2024
Paula B. Madoff*
/s/ Paul A. Mahon	Director	April 17, 2024
Paul A. Mahon*
/s/ Robert L. Reynolds	Director	April 17, 2024
Robert L. Reynolds*
/s/ T. Timothy Ryan, Jr.	Director	April 17, 2024
T. Timothy Ryan, Jr.
/s/ Jerome J. Selitto	Director	April 17, 2024
Jerome J. Selitto*
/s/ Dhvani Shah	Director	April 17, 2024
Dhvani Shah*
/s/ Gregory D. Tretiak	Director	April 17, 2024
Gregory D. Tretiak
/s/ Brian E. Walsh	Director	April 17, 2024
Brian E. Walsh*
/s/ Christine Moritz	Senior Vice President & Chief Financial Officer	April 17, 2024
Christine Moritz*
/s/ Kara Roe	Corporate Controller	April 17, 2024
Kara Roe*
/s/ Mike Knowles	*Attorney-in-fact pursuant to Power of Attorney	April 17, 2024
*By: Mike Knowles